United States Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-07736

Janus Aspen Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Abigail J. Murray, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

Item 1 - Reports to Shareholders

ANNUAL REPORT December 31, 2023

Janus Henderson VIT Balanced Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Balanced Portfolio

Janus Henderson VIT Balanced Portfolio (unaudited)

Jeremiah Buckley co-portfolio manager	Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2023, the Janus Henderson VIT Balanced Portfolio’s Institutional Shares and Service Shares returned 15.41% and 15.13%, respectively, compared with 16.62% for the Balanced Index, an internally calculated benchmark that combines the total returns from the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%). The S&P 500 Index returned 26.29% and the Bloomberg U.S. Aggregate Bond Index returned 5.53%.

INVESTMENT ENVIRONMENT

The balancing act involved in taming inflation while preventing a recession presented complications and bouts of volatility over the period. Most notable was the March collapse of Silicon Valley Bank and other regional banks. However, the Federal Reserve (Fed) responded swiftly to restore confidence in the banking system, slowing deposit outflows, preventing more systemic issues, and calming market fears.

The stock market largely climbed from the beginning of the period through July, driven by optimism about the slowing pace of interest rate hikes and positive economic fundamentals. Excitement surrounding artificial intelligence (AI) and related technologies also boosted market sentiment. However, stock market returns were fairly narrow in breadth, driven by a handful of large- and mega-cap stocks linked to AI developments. In July, the S&P 500 reached an 18-month peak, but market optimism briefly reversed course in the third quarter on fears of sustained higher interest rates, the Fitch downgrade of U.S. debt (from AAA to AA+), and growing worries about China’s lagging economic growth.

Still, U.S. gross domestic product (GDP) continued to exceed expectations in the second half of the year, and corporate earnings remained relatively strong, aided by reduced input costs. Inflation moderated, helped by easing supply pressures and softening energy prices. After four interest rate increases in 2023, markets cheered when the Fed took a decidedly dovish pivot in December, guiding toward the potential for multiple rate cuts in 2024. With still relatively robust GDP growth and low unemployment, the Fed now expects a soft-landing scenario for the U.S. economy.

Strong gains by the S&P 500 were largely driven by strength in technology stocks. The communication services and consumer discretionary sectors also beat the broader market. Equities outpaced returns in fixed income, but the Bloomberg U.S. Aggregate Bond Index also posted a positive return. Rates saw significant volatility intra period, with the yield on the U.S. 10-year Treasury reaching as high as 4.93%, though it ultimately closed December at 3.88% relative to 3.87% at the prior year end. Corporate bonds outperformed Treasuries, and investment-grade credit spreads ended the quarter 31 basis points (bps) tighter at 0.99%, aided by investors pricing in the end of the rate tightening cycle.

PERFORMANCE DISCUSSION

The Portfolio, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, underperformed the Balanced Index, a blended benchmark of the S&P 500 Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%).

We began the period with an equity allocation of roughly 56%, fixed income allocation of 43%, and a small portion in cash. We increased equity exposure during the period and closed December with roughly 61% in equities, 38% in fixed income, and a small portion in cash. This asset allocation positioning, with a consistent overweight to equities relative to the Balanced index and corresponding underweight to fixed income, benefited relative performance as equities advanced sharply and outgained returns in fixed income for the year.

The equity allocation underperformed the S&P 500. Stock selection in the consumer discretionary and industrials sectors detracted from relative performance. On a

Janus Aspen Series	1

Janus Henderson VIT Balanced Portfolio (unaudited)

single-holding basis, variety store Dollar General was among the top detractors, as the discount retailer struggled amid inventory challenges as well as financial constraints facing core clientele. Meaningful deterioration in company fundamentals and our reduced confidence that new management team members can turn the business around in the short term contributed to our decision to close the position.

Deere & Company, an agricultural equipment manufacturer, was also among the top relative detractors. Despite reporting strong fiscal year earnings, the share price fell amid a more cautious 2024 industry outlook. Lower sales forecasts, market uncertainties around farm fundamentals, and elevated interest rates contributed to the company’s conservative outlook, particularly in Brazil.

Conversely, security selection in the healthcare and financials sectors helped relative performance. Companies tied to the AI theme also aided results. Semiconductor manufacturing equipment company Lam Research benefited from industry optimism for a recovery in wafer fabrication equipment in 2025 and expectation that capital expenditure in memory chips will have a sharp recovery.

Technology company Microsoft was also among the top relative contributors. The stock strongly benefited from the developments in and optimism around AI – particularly in Microsoft’s implementation of AI in its products such as the Bing search engine. The potential for increased demand for its cloud business, Azure, further supported the stock.

The portfolio’s fixed income allocation outperformed the Bloomberg U.S. Aggregate Bond Index. Overall interest-rate positioning contributed to relative results. We entered the year underweight duration relative to the Aggregate Index and actively managed interest rate risk amid the year’s volatility. In the latter half of the period, we adopted a duration overweight stance, believing the continued rise in rates was unjustified, considering the progress that had been made on inflation, coupled with the likelihood that the Fed was done raising rates. Our positioning aided results as rates rallied with the Fed’s dovish pivot in December. We trimmed our duration position with the rally but ended the year with a modest overweight.

While we maintained a relatively defensive stance within our spread risk allocation, we held more risk versus the benchmark throughout the year. We added to our corporate bond allocation, as corporate issuers continued to exhibit stronger fundamentals than typically seen at this point in the economic cycle. We also increased our overweight allocation to securitized sectors as we continued to identify high-quality assets at attractive valuations and on our belief that, throughout the year, securitized spreads were appropriately reflecting the risk of an economic slowdown. This positioning contributed as spreads ultimately tightened on the back of economic data that suggested the chances for a soft landing had increased. Positioning in securitized credit was particularly beneficial, with exposure to non-agency residential mortgages and commercial mortgage-backed securities aiding results. Security selection within agency mortgage-backed securities detracted, somewhat offsetting relative outperformance.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

OUTLOOK

Following two years of tough talk and aggressive rate hikes, the Fed delivered some holiday cheer by way of a dovish pivot at its December meeting. Inflation made a sustained move back toward its target, allowing the central bank to signal its intent to transition from a 24-month tightening campaign to an easing cycle. This is broadly positive for the economy.

Looser financial conditions and lower interest rates should bring some welcome relief for consumers and corporations. We believe the Fed's focus on both legs of its dual mandate will shift back into balance. With inflation far too high in 2022 and 2023, the central bank was focused only on one side of its mandate – namely, stable prices. Given increased confidence that inflation will move back toward 2%, the Fed highlighted the need also to focus on full employment.

We believe the key result of this policy shift will be a favorable multiyear outlook for fixed income returns. We expect demand for the asset class will likely increase, as investors have the potential to lock in attractive yields and benefit from the diversification that bonds can bring to multi-asset portfolios.

Regarding equities, we are optimistic and anticipate earnings growth to resume in 2024 after modest declines in 2023. There are positive factors supporting our moderate earnings growth forecast but also risks. Our base case view anticipates modest real GDP growth, resilient yet decelerating consumer spending, steady labor

2	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio (unaudited)

force conditions, profit margin improvement, and growth from key secular trends like artificial intelligence and weight-loss therapies.

From a corporate perspective, third-quarter earnings margins held up well in manufacturing and other economic sectors. Declining raw material and transportation costs are finally flowing through to lower cost of goods sold, while new inventories are replacing pricier items built on 2022’s high input costs – a benefit that emerged late in 2023 and should persist into 2024.

While the outlook has continued to improve, we must also acknowledge the risks. We believe we are yet to feel the full cumulative impacts of prior rate hikes. Monetary policy works in long and variable lags, and while the most intense headwinds of rising rates may be behind us, we should not discount the effect on the economy of a federal funds rate that is 525 bps above where it was a few years ago. For example, higher rates may negatively impact long-cycle capital spending, as multi-year projects that boosted 2023 growth fade and replacement spending lags. However, short cycle industries like personal computers, semiconductors, and life-sciences equipment – all of which endured recession in 2023 – could recover to normal levels in 2024. We are monitoring this potential transition from long- to short-cycle economic and earnings growth drivers. We think a slowdown in growth is likely but the extent thereof remains an open question. Nonetheless, it bodes well that the Fed is now in a stronger position to lower rates if the economy shows signs of weakness.

In 2024, our focus will be on the health of the consumer, the job market outlook, and how corporations fare through this environment. As always, we will dynamically adjust each of the equity and fixed income allocations, as well as the portfolio’s overall mix between equities and fixed income, as we analyze the risks and opportunities in each market.

Thank you for your investment in Janus Henderson VIT Balanced Portfolio.

10-Year Treasury Yield is the interest rate on U.S. Treasury bonds that will mature 10 years from the date of purchase.

Basis point (bp) equals 1/100 of a percentage point. 1 bp = 0.01%, 100 bps = 1%

Duration measures a bond price’s sensitivity to changes in interest rates. The longer a bond’s duration, the higher its sensitivity to changes in interest rates and vice versa.

Securitized products, such as mortgage- and asset-backed securities, are more sensitive to interest rate changes, have extension and prepayment risk, and are subject to more credit, valuation and liquidity risk than other fixed-income securities.

Quantitative Tightening (QT) is a government monetary policy occasionally used to decrease the money supply by either selling government securities or letting them mature and removing them from its cash balances.

Monetary Policy refers to the policies of a central bank, aimed at influencing the level of inflation and growth in an economy. It includes controlling interest rates and the supply of money.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Top Contributors - Equity Sleeve Holdings			5 Top Detractors - Equity Sleeve Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Lam Research Corp	2.06%	0.93%	Dollar General Corp	1.06%	-1.31%
Microsoft Corp	9.06%	0.65%	Meta Platforms Inc - Class A	0.95%	-1.12%
NVIDIA Corp	3.03%	0.49%	Amazon.com Inc	0.87%	-0.92%
Booking Holdings Inc	1.20%	0.35%	Deere & Co	2.02%	-0.66%
Hilton Worldwide Holdings Inc	1.69%	0.28%	UnitedHealth Group Inc	3.44%	-0.59%

	5 Top Contributors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Utilities	1.05%	0.00%	2.66%
	Health Care	0.79%	15.12%	13.76%
	Energy	0.37%	2.64%	4.50%
	Real Estate	0.31%	0.18%	2.51%
	Financials	0.12%	14.82%	12.50%

	5 Top Detractors - Equity Sleeve Sectors*
		Relative	Equity Sleeve	S&P 500 Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-2.42%	12.58%	10.46%
	Industrials	-1.80%	9.57%	8.45%
	Communication Services	-0.79%	7.99%	8.41%
	Consumer Staples	-0.47%	7.58%	6.73%
	Materials	-0.20%	1.33%	2.54%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	6.1%
Apple Inc
Technology Hardware, Storage & Peripherals	3.5%
Alphabet Inc - Class C
Interactive Media & Services	2.7%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	2.4%
Mastercard Inc
Diversified Financial Services	2.3%
17.0%

Asset Allocation - (% of Net Assets)
Common Stocks	61.1%
Mortgage-Backed Securities	11.4%
Corporate Bonds	9.7%
Asset-Backed/Commercial Mortgage-Backed Securities	9.0%
United States Treasury Notes/Bonds	7.3%
Investment Companies	3.3%
Other	(1.8)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2023	As of December 31, 2022

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Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	15.41%	9.64%	7.99%	9.57%	0.62%
Service Shares	15.13%	9.37%	7.73%	9.38%	0.86%
S&P 500 Index	26.29%	15.69%	12.03%	10.11%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%	4.35%
Balanced Index	16.62%	9.26%	7.59%	7.77%
Morningstar Quartile - Institutional Shares	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	214/759	108/699	46/610	10/203

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged.

6	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Balanced Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Net Annualized Expense Ratio (7/1/23 - 12/31/23)
Institutional Shares	$1,000.00	$1,058.50	$3.17	$1,000.00	$1,022.13	$3.11	0.61%
Service Shares	$1,000.00	$1,057.20	$4.46	$1,000.00	$1,020.87	$4.38	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 9.0%
208 Park Avenue Mortgage Trust 2017-280P,
CME Term SOFR 1 Month + 1.1800%, 6.5380%, 9/15/34 (144A)‡	$3,072,117	$2,955,786
A&D Mortgage Trust 2023-NQM2 A1, 6.1320%, 5/25/68 (144A)Ç	5,280,460	5,255,369
A&D Mortgage Trust 2023-NQM4 A1, 7.4720%, 9/25/68 (144A)Ç	5,222,082	5,306,355
A&D Mortgage Trust 2023-NQM5 A1, 7.0490%, 11/25/68 (144A)Ç	2,588,385	2,612,063
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	675,700	671,653
Aimco 2020-11A AR,
CME Term SOFR 3 Month + 1.3916%, 6.7944%, 10/17/34 (144A)‡	1,836,000	1,834,656
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	302,445	291,151
Angel Oak Mortgage Trust I LLC 2019-6,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 0.9500%, 2.6200%, 11/25/59 (144A)‡	272,246	261,975
Angel Oak Mortgage Trust I LLC 2020-3,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.0000%, 2.4100%, 4/25/65 (144A)‡	696,211	640,474
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	1,188,118	1,061,098
ARES CLO Ltd 2021-60A A,
CME Term SOFR 3 Month + 1.3816%, 6.6915%, 7/18/34 (144A)‡	1,719,000	1,717,188
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	1,101,963	1,080,084
Babson CLO Ltd 2018-3A A1,
CME Term SOFR 3 Month + 1.2116%, 6.6274%, 7/20/29 (144A)‡	1,598,682	1,598,365
Babson CLO Ltd 2019-3A A1R,
CME Term SOFR 3 Month + 1.3316%, 6.7474%, 4/20/31 (144A)‡	7,227,000	7,226,986
Babson CLO Ltd 2020-4A A,
CME Term SOFR 3 Month + 1.4816%, 6.8974%, 1/20/32 (144A)‡	2,320,732	2,320,857
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	2,528,000	2,311,950
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 7.2598%, 4/15/37 (144A)‡	9,908,000	9,746,093
BPR Trust 2023-BRK2 A, 6.8990%, 11/5/28 (144A)‡	7,145,000	7,481,672
BX Commercial Mortgage Trust 2019-MMP C,
CME Term SOFR 1 Month + 1.4940%, 6.8560%, 8/15/36 (144A)‡	1,534,322	1,488,698
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	1,121,000	1,001,518
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	2,229,000	1,983,821
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.0345%, 6.3963%, 10/15/36 (144A)‡	2,541,758	2,535,203
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.1945%, 6.5563%, 10/15/36 (144A)‡	1,923,550	1,914,386
BX Commercial Mortgage Trust 2020-VKNG A,
CME Term SOFR 1 Month + 1.0445%, 6.4063%, 10/15/37 (144A)‡	966,664	959,034
BX Commercial Mortgage Trust 2021-LBA AJV,
CME Term SOFR 1 Month + 0.9145%, 6.2765%, 2/15/36 (144A)‡	5,213,000	5,126,307
BX Commercial Mortgage Trust 2021-LBA AV,
CME Term SOFR 1 Month + 0.9145%, 6.2765%, 2/15/36 (144A)‡	6,853,553	6,739,941
BX Commercial Mortgage Trust 2021-VINO A,
CME Term SOFR 1 Month + 0.7668%, 6.1288%, 5/15/38 (144A)‡	4,502,470	4,428,896
BX Commercial Mortgage Trust 2021-VOLT B,
CME Term SOFR 1 Month + 1.0645%, 6.4263%, 9/15/36 (144A)‡	5,286,000	5,149,291
BX Commercial Mortgage Trust 2021-VOLT D,
CME Term SOFR 1 Month + 1.7645%, 7.1263%, 9/15/36 (144A)‡	4,869,000	4,680,407
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 6.1110%, 4/15/39 (144A)‡	5,478,335	5,322,234
BX Commercial Mortgage Trust 2023-VLT2 A,
CME Term SOFR 1 Month + 2.2810%, 7.6428%, 6/15/40 (144A)‡	2,107,000	2,101,891
BX Commercial Mortgage Trust 2023-VLT2 B,
CME Term SOFR 1 Month + 3.1290%, 8.4908%, 6/15/40 (144A)‡	4,685,000	4,674,784
BX Commercial Mortgage Trust 2023-VLT3 A,
CME Term SOFR 1 Month + 1.9400%, 7.3018%, 11/15/28 (144A)‡	6,432,194	6,425,128
BX Commercial Mortgage Trust 2023-VLT3 B,
CME Term SOFR 1 Month + 2.6890%, 8.0508%, 11/15/28 (144A)‡	5,516,812	5,508,945

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	$1,140,000	$1,060,120
CBAM CLO Management 2019-11RA A1,
CME Term SOFR 3 Month + 1.4416%, 6.8574%, 1/20/35 (144A)‡	4,973,000	4,960,553
CBAM CLO Management 2019-11RA B,
CME Term SOFR 3 Month + 2.0116%, 7.4274%, 1/20/35 (144A)‡	2,006,778	1,994,733
Cedar Funding Ltd 2019-11A A1R,
CME Term SOFR 3 Month + 1.3116%, 6.7048%, 5/29/32 (144A)‡	8,174,000	8,134,928
CENT Trust 2023-CITY A,
CME Term SOFR 1 Month + 2.6200%, 7.9818%, 9/15/38 (144A)‡	7,203,000	7,240,240
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	4,384,266	3,921,222
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	1,655,880	1,420,743
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	6,717,772	6,684,643
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62 (144A)	15,932,112	15,591,334
Chase Auto Credit Linked Notes 2021-1 B, 0.8750%, 9/25/28 (144A)	270,142	265,296
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	735,579	717,523
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 6.5374%, 2/25/50 (144A)‡	4,191,189	4,047,247
CIFC Funding Ltd 2018-3A A,
CME Term SOFR 3 Month + 1.3616%, 6.6715%, 7/18/31 (144A)‡	3,232,442	3,232,391
CIFC Funding Ltd 2021-4A A,
CME Term SOFR 3 Month + 1.3116%, 6.7055%, 7/15/33 (144A)‡	6,344,383	6,344,224
CIFC Funding Ltd 2021-7A B,
CME Term SOFR 3 Month + 1.8616%, 7.2735%, 1/23/35 (144A)‡	1,621,184	1,609,954
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	1,463,044	1,432,629
CIM Trust 2021-NR4 A1, 2.8160%, 10/25/61 (144A)Ç	1,369,134	1,289,923
Cold Storage Trust 2020-ICE5 A,
CME Term SOFR 1 Month + 1.0145%, 6.3719%, 11/15/37 (144A)‡	7,978,934	7,928,198
Cold Storage Trust 2020-ICE5 B,
CME Term SOFR 1 Month + 1.4145%, 6.7719%, 11/15/37 (144A)‡	2,944,057	2,908,764
Cold Storage Trust 2020-ICE5 C,
CME Term SOFR 1 Month + 1.7645%, 7.1219%, 11/15/37 (144A)‡	2,955,853	2,919,991
COLT Funding LLC 2020-2,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.5000%, 1.8530%, 3/25/65 (144A)‡	13,041	12,913
COLT Funding LLC 2020-3,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.2000%, 1.5060%, 4/27/65 (144A)‡	223,363	205,827
Connecticut Avenue Securities Trust 2018-R07,
US 30 Day Average SOFR + 2.5145%, 7.8519%, 4/25/31 (144A)‡	62,372	62,410
Connecticut Avenue Securities Trust 2019-R07,
US 30 Day Average SOFR + 2.2145%, 7.5519%, 10/25/39 (144A)‡	14,614	14,620
Connecticut Avenue Securities Trust 2021-R01 1M2,
US 30 Day Average SOFR + 1.5500%, 6.8874%, 10/25/41 (144A)‡	519,926	516,679
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 7.3374%, 11/25/41 (144A)‡	12,768,015	12,646,339
Connecticut Avenue Securities Trust 2021-R03 1M1,
US 30 Day Average SOFR + 0.8500%, 6.1874%, 12/25/41 (144A)‡	2,034,576	2,022,017
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 6.9874%, 12/25/41 (144A)‡	3,124,000	3,060,528
Connecticut Avenue Securities Trust 2022-R02 2M2,
US 30 Day Average SOFR + 3.0000%, 8.3374%, 1/25/42 (144A)‡	3,661,000	3,692,812
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 7.4374%, 3/25/42 (144A)‡	5,549,556	5,612,789
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 7.3374%, 3/25/42 (144A)‡	2,321,327	2,342,580
Connecticut Avenue Securities Trust 2022-R05 2M1,
US 30 Day Average SOFR + 1.9000%, 7.2374%, 4/25/42 (144A)‡	2,821,463	2,830,643
Connecticut Avenue Securities Trust 2022-R05 2M2,
US 30 Day Average SOFR + 3.0000%, 8.3374%, 4/25/42 (144A)‡	2,737,000	2,787,429

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2022-R09 2M1,
US 30 Day Average SOFR + 2.5000%, 7.8374%, 9/25/42 (144A)‡	$5,496,626	$5,579,481
Connecticut Avenue Securities Trust 2023-R01 1M1,
US 30 Day Average SOFR + 2.4000%, 7.7374%, 12/25/42 (144A)‡	2,762,312	2,806,203
Connecticut Avenue Securities Trust 2023-R03 2M1,
US 30 Day Average SOFR + 2.5000%, 7.8374%, 4/25/43 (144A)‡	3,802,624	3,802,583
Connecticut Avenue Securities Trust 2023-R04 1M1,
US 30 Day Average SOFR + 2.3000%, 7.6374%, 5/25/43 (144A)‡	4,745,110	4,812,051
Connecticut Avenue Securities Trust 2023-R06 1M1,
US 30 Day Average SOFR + 1.7000%, 7.0374%, 7/25/43 (144A)‡	4,364,227	4,364,191
Connecticut Avenue Securities Trust 2023-R07 2M1,
US 30 Day Average SOFR + 1.9500%, 7.2874%, 9/25/43 (144A)‡	2,000,471	2,000,456
Connecticut Avenue Securities Trust 2023-R08 1M1,
US 30 Day Average SOFR + 1.5000%, 6.8374%, 10/25/43 (144A)‡	4,170,870	4,170,842
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	1,428,964	1,420,530
CPF IV LLC / CP EF Asset Securitization LLC 2023-1A A,
7.4800%, 3/15/32 (144A)	4,001,734	4,016,543
CRB Securitization Trust 2023-1 A, 6.9600%, 10/20/33 (144A)	1,698,339	1,708,772
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
CME Term SOFR 1 Month + 1.0270%, 6.3890%, 5/15/36 (144A)‡	7,863,437	7,851,815
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
CME Term SOFR 1 Month + 1.4770%, 6.8390%, 5/15/36 (144A)‡	1,482,312	1,477,870
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
CME Term SOFR 1 Month + 4.0838%, 9.4458%, 4/15/26 (144A)‡	3,098,283	3,046,569
CyrusOne Data Centers Issuer I LLC 2023-2A A2, 5.5600%, 11/20/48 (144A)	11,304,000	10,795,786
DBCCRE Mortgage Trust 2014-ARCP D, 4.9345%, 1/10/34 (144A)‡	809,000	801,745
DBCCRE Mortgage Trust 2014-ARCP E, 4.9345%, 1/10/34 (144A)‡	3,758,000	3,711,023
DBCCRE Mortgage Trust 2014-ARCP F, 4.9345%, 1/10/34 (144A)‡	689,000	678,369
DC Commercial Mortgage Trust 2023-DC A, 6.3143%, 9/12/40 (144A)	6,003,000	6,175,840
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	4,917,000	4,364,500
DROP Mortgage Trust 2021-FILE A,
CME Term SOFR 1 Month + 1.2645%, 6.6265%, 10/15/43 (144A)‡	2,133,961	1,973,982
Dryden Senior Loan Fund 2020-83A A,
CME Term SOFR 3 Month + 1.4816%, 6.7915%, 1/18/32 (144A)‡	2,264,477	2,264,552
Elmwood CLO VIII Ltd 2019-2A AR,
CME Term SOFR 3 Month + 1.4116%, 6.8274%, 4/20/34 (144A)‡	2,590,000	2,589,847
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	3,089,000	2,987,530
Extended Stay America Trust 2021-ESH A,
CME Term SOFR 1 Month + 1.1945%, 6.5565%, 7/15/38 (144A)‡	2,412,942	2,389,476
Fannie Mae REMICS, 3.0000%, 5/25/48	2,095,551	1,894,663
Fannie Mae REMICS, 3.0000%, 11/25/49	2,678,356	2,421,170
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	9,118,524	7,761,525
Freddie Mac - SLST 2020-2 M1, 4.7500%, 9/25/60 (144A)‡	1,796,149	1,732,141
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
US 30 Day Average SOFR + 2.0645%, 7.4019%, 10/25/49 (144A)‡	8,023	8,029
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 7.3374%, 12/25/50 (144A)‡	3,225,453	3,269,536
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 7.9374%, 11/25/50 (144A)‡	3,422,535	3,483,175
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA1 M2,
US 30 Day Average SOFR + 1.8000%, 7.1374%, 1/25/51 (144A)‡	1,462,186	1,467,624
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 7.6374%, 8/25/33 (144A)‡	8,703,103	8,760,165
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA6 M1,
US 30 Day Average SOFR + 0.8000%, 6.1374%, 10/25/41 (144A)‡	2,721,826	2,710,639
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA7 M1,
US 30 Day Average SOFR + 0.8500%, 6.1874%, 11/25/41 (144A)‡	2,880,837	2,867,019

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 7.5874%, 8/25/33 (144A)‡	$15,714,111	$15,669,413
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA4 M1,
US 30 Day Average SOFR + 0.9500%, 6.2874%, 12/25/41 (144A)‡	5,944,630	5,852,990
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA2 M1A,
US 30 Day Average SOFR + 1.3000%, 6.6374%, 2/25/42 (144A)‡	1,149,229	1,147,450
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA3 M1A,
US 30 Day Average SOFR + 2.0000%, 7.3374%, 4/25/42 (144A)‡	1,143,960	1,151,775
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M1A,
US 30 Day Average SOFR + 2.1500%, 7.4874%, 9/25/42 (144A)‡	888,978	896,537
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 7.4374%, 3/25/42 (144A)‡	7,058,816	7,101,655
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA2 M1A,
US 30 Day Average SOFR + 2.6500%, 7.9874%, 7/25/42 (144A)‡	1,946,485	1,986,701
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA3 M1A,
US 30 Day Average SOFR + 2.3000%, 7.6374%, 8/25/42 (144A)‡	1,792,586	1,820,214
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA2 M1A,
US 30 Day Average SOFR + 2.1000%, 7.4374%, 4/25/43 (144A)‡	2,064,352	2,064,329
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA2 M1A,
US 30 Day Average SOFR + 2.0000%, 7.3374%, 6/25/43 (144A)‡	525,600	529,103
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA3 A1,
US 30 Day Average SOFR + 1.8500%, 7.1874%, 11/25/43 (144A)‡	2,097,525	2,108,235
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA3 M1,
US 30 Day Average SOFR + 1.8500%, 7.1874%, 11/25/43 (144A)‡	3,611,082	3,611,048
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	11,852,877	10,074,104
GCAT 2023-INV1 A1, 6.0000%, 8/25/53 (144A)‡	7,779,606	7,802,011
Great Wolf Trust,
CME Term SOFR 1 Month + 1.1485%, 6.7105%, 12/15/36 (144A)‡	5,612,000	5,583,871
Great Wolf Trust,
CME Term SOFR 1 Month + 1.4485%, 7.0105%, 12/15/36 (144A)‡	1,195,000	1,189,389
Great Wolf Trust,
CME Term SOFR 1 Month + 1.7475%, 7.3095%, 12/15/36 (144A)‡	1,332,000	1,322,288
Highbridge Loan Management Ltd 2021-16A B,
CME Term SOFR 3 Month + 1.9616%, 7.3735%, 1/23/35 (144A)‡	1,569,525	1,562,740
Hudson Bay Simon JV Trust 2015-HB7 A7, 3.9141%, 8/5/34 (144A)	2,146,738	1,927,953
Hudsons Bay Simon JV Trust 2015-HB10 A10, 4.1545%, 8/5/34 (144A)	934,661	775,876
Imerial Fund LLC 2023-NQM1 A1, 5.9410%, 2/25/68 (144A)Ç	3,842,626	3,810,494
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	6,696,000	6,425,560
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE B,
3.6401%, 1/10/37 (144A)	4,540,000	4,294,728
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	574,585	567,363
LAD Auto Receivables Trust 2022-1A A, 5.2100%, 6/15/27 (144A)	3,598,423	3,580,238
LCM LP 24A AR, CME Term SOFR 3 Month + 1.2416%, 6.6574%, 3/20/30 (144A)‡	1,483,197	1,482,772
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	2,993,953	2,918,868
Lendbuzz Securitization Trust 2023-1A A2, 6.9200%, 8/15/28 (144A)	2,448,111	2,455,020
Life Financial Services Trust 2021-BMR A,
CME Term SOFR 1 Month + 0.8145%, 6.1765%, 3/15/38 (144A)‡	9,993,858	9,776,779
Life Financial Services Trust 2021-BMR C,
CME Term SOFR 1 Month + 1.2145%, 6.5765%, 3/15/38 (144A)‡	4,199,248	4,068,204
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 6.6571%, 5/15/39 (144A)‡	11,353,000	11,113,478
Life Financial Services Trust 2022-BMR2 B,
CME Term SOFR 1 Month + 1.7939%, 7.1557%, 5/15/39 (144A)‡	1,854,000	1,807,730
M&T Equipment Notes 2023-1A A2, 6.0900%, 7/15/30 (144A)	3,246,000	3,253,078
M&T Equipment Notes 2023-1A A3, 5.7400%, 7/15/30 (144A)	1,785,000	1,793,259
Madison Park Funding Ltd 2019-35A A1R,
CME Term SOFR 3 Month + 1.2516%, 6.6674%, 4/20/32 (144A)‡	11,055,000	11,047,295

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Marlette Funding Trust 2023-2A B, 6.5400%, 6/15/33 (144A)	$1,846,000	$1,863,246
MED Trust 2021-MDLN A,
CME Term SOFR 1 Month + 1.0645%, 6.4265%, 11/15/38 (144A)‡	1,582,406	1,549,769
MED Trust 2021-MDLN E,
CME Term SOFR 1 Month + 3.2645%, 8.6265%, 11/15/38 (144A)‡	6,303,747	6,105,897
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 8/25/51 (144A)‡	3,079,692	2,853,534
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 10/25/51 (144A)‡	3,836,697	3,555,202
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	2,760,303	2,258,817
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	8,125,738	6,916,476
Mercury Financial Credit Card Master Trust 2023-1A A,
8.0400%, 9/20/27 (144A)	5,807,000	5,811,212
MHC Commercial Mortgage Trust 2021-MHC A,
CME Term SOFR 1 Month + 0.9154%, 6.2774%, 4/15/38 (144A)‡	7,120,604	7,039,565
MHC Commercial Mortgage Trust 2021-MHC C,
CME Term SOFR 1 Month + 1.4654%, 6.8274%, 4/15/38 (144A)‡	4,019,931	3,959,772
NCMF Trust 2022-MFP A,
CME Term SOFR 1 Month + 1.7420%, 7.1038%, 3/15/39 (144A)‡	3,432,000	3,396,135
New Economy Assets Phase 1 Issuer LLC 2021-1 B1, 2.4100%, 10/20/61 (144A)	2,779,000	2,253,008
New Residential Mortgage Loan Trust 2018-2,
Refinitiv USD IBOR Consumer Cash Fallbacks 6 Months + 0.6800%, 4.5000%, 2/25/58 (144A)‡	364,383	353,658
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	784,039	744,380
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	1,515,159	1,400,453
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	3,562,668	3,251,715
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	658,773	656,685
Oasis Securitization 2022-2A A, 6.8500%, 10/15/34 (144A)	939,795	939,778
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 5.0000%, 11/25/51 (144A)‡	4,327,286	3,995,642
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	4,785,813	4,073,598
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	8,956,708	7,623,805
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	3,308,001	2,707,389
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	8,970,664	7,635,684
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	3,804,027	3,150,178
OPEN Trust 2023-AIR A,
CME Term SOFR 1 Month + 3.0891%, 8.4509%, 10/15/28 (144A)‡	4,791,708	4,827,087
OPEN Trust 2023-AIR C,
CME Term SOFR 1 Month + 5.2359%, 10.5977%, 10/15/28 (144A)‡	1,775,178	1,782,670
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	889,830	876,252
Preston Ridge Partners Mortgage Trust 2020-4 A1, 5.9510%, 10/25/25 (144A)Ç	2,200,707	2,153,931
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	6,240,589	5,890,375
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	4,539,229	4,286,481
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	6,760,959	6,583,184
Pretium Mortgage Credit Partners LLC 2023-RN1 A1, 8.2321%, 9/25/53 (144A)Ç	8,513,006	8,685,702
Rad CLO Ltd 2023-21A A,
CME Term SOFR 3 Month + 1.5900%, 0%, 1/25/33 (144A)‡	4,493,293	4,491,015
Reach Financial LLC 2022-2A A, 6.6300%, 5/15/30 (144A)	428,870	429,004
Regatta XXIII Funding Ltd 2021-4A B,
CME Term SOFR 3 Month + 1.9616%, 7.3774%, 1/20/35 (144A)‡	1,732,772	1,732,652
Saluda Grade Alternative Mortgage Trust 2023-FIG3 A,
7.0670%, 8/25/53 (144A)‡	8,486,955	8,671,233
Saluda Grade Alternative Mortgage Trust 2023-FIG4 A,
6.7180%, 11/25/53 (144A)‡	5,692,000	5,691,961
Saluda Grade Alternative Mortgage Trust 2023-SEQ3 A1,
Prime Rate by Country United States + 2.3000%, 7.1620%, 6/1/53 (144A)‡	2,209,245	2,232,404

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	$435,883	$424,454
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	3,185,988	3,159,224
Santander Bank Auto Credit-Linked Notes 2022-B A2, 5.5870%, 8/16/32 (144A)	1,091,711	1,083,160
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	603,730	521,764
Sequoia Mortgage Trust 2020-2, 3.5000%, 3/25/50 (144A)‡	230,858	200,645
Signal Peak CLO LLC 2022-12A A1, 6.8910%, 7/10/28‡	10,692,000	11,177,552
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 6.3620%, 1/15/39 (144A)‡	11,242,000	11,003,835
Sound Point CLO Ltd 2019-1A AR,
CME Term SOFR 3 Month + 1.3416%, 6.7574%, 1/20/32 (144A)‡	8,304,000	8,222,114
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 0.9500%, 2.5210%, 1/28/50 (144A)‡	6,189	6,140
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.0500%, 2.6240%, 1/28/50 (144A)‡	34,978	34,704
SREIT Trust 2021-MFP A,
CME Term SOFR 1 Month + 0.8453%, 6.2071%, 11/15/38 (144A)‡	679,373	667,915
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	1,278,000	1,245,835
THE 2023-MIC Trust 2023-MIC A, 8.4366%, 12/5/38 (144A)‡	5,052,469	5,318,365
THL Credit Wind River CLO Ltd 2019-1A AR,
CME Term SOFR 3 Month + 1.4216%, 6.8374%, 7/20/34 (144A)‡	2,394,000	2,382,983
Towd Point Mortgage Trust 2023-CES1 A1A, 6.7500%, 7/25/63 (144A)‡	2,265,471	2,288,915
Towd Point Mortgage Trust 2023-CES2 A1A, 7.2940%, 10/25/63 (144A)‡	3,257,532	3,326,382
TYSN 2023-CRNR Mortgage Trust 2023-CRNR A, 6.7990%, 12/10/33 (144A)‡	8,090,504	8,388,025
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 5.0000%, 8/25/51 (144A)‡	3,615,061	3,340,196
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	2,109,814	1,728,902
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	89,380	89,129
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	205,443	203,801
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	1,930,331	1,908,324
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	2,060,561	2,051,382
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	4,798,000	4,439,472
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	3,097,000	2,684,141
VASA Trust 2021-VASA A,
CME Term SOFR 1 Month + 1.0145%, 6.3765%, 7/15/39 (144A)‡	2,382,000	2,114,494
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	432,187	425,575
VMC Finance LLC 2021-HT1 A,
CME Term SOFR 1 Month + 1.7645%, 7.1227%, 1/18/37 (144A)‡	3,023,031	2,962,595
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
CME Term SOFR 1 Month + 1.2645%, 6.6265%, 2/15/40 (144A)‡	1,007,856	978,076
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	1,022,476	974,837
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	548,452	546,899
Westlake Automobile Receivable Trust 2023-3A A2A, 5.9600%, 10/15/26 (144A)	3,782,000	3,790,575
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 5.0000%, 7/25/51 (144A)‡	2,694,110	2,468,857
Woodward Capital Management 2023-CES1 A1A, 6.5150%, 6/25/43 (144A)‡	4,263,125	4,306,165
Woodward Capital Management 2023-CES2 A1A, 6.8080%, 9/25/43 (144A)‡	8,178,020	8,294,704
Woodward Capital Management 2023-CES3 A1A, 7.1130%, 11/25/43 (144A)	11,786,316	12,128,531
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $769,703,718)		755,983,507
Corporate Bonds– 9.7%
Banking – 3.3%
American Express Co, SOFR + 1.8350%, 5.0430%, 5/1/34‡	7,073,000	7,060,691
Bank of America Corp, SOFR + 1.9900%, 6.2040%, 11/10/28‡	9,613,000	10,027,712
Bank of America Corp, SOFR + 1.5700%, 5.8190%, 9/15/29‡	14,856,000	15,335,460
Bank of America Corp, SOFR + 1.8400%, 5.8720%, 9/15/34‡	14,186,000	14,849,482
Bank of America Corp, CME Term SOFR 3 Month + 3.9666%, 6.2500%‡,µ	7,229,000	7,162,417
Bank of New York Mellon Corp/The, SOFR + 1.0260%, 4.9470%, 4/26/27‡	4,390,000	4,391,306
Bank of New York Mellon Corp/The, SOFR + 2.0740%, 5.8340%, 10/25/33‡	1,441,000	1,527,691
Bank of New York Mellon Corp/The, SOFR + 1.5980%, 6.3170%, 10/25/29‡	3,794,000	4,029,949

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
Bank of New York Mellon Corp/The, SOFR + 1.8450%, 6.4740%, 10/25/34‡	$7,801,000	$8,641,048
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	5,892,000	4,752,084
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	3,776,000	3,492,978
Capital One Financial Corp, SOFR + 2.6400%, 6.3120%, 6/8/29‡	3,004,000	3,081,834
Capital One Financial Corp, SOFR + 3.0700%, 7.6240%, 10/30/31‡	4,348,000	4,777,958
Citigroup Inc, CME Term SOFR 3 Month + 1.8246%, 3.8870%, 1/10/28‡	11,561,000	11,179,344
Citigroup Inc, CME Term SOFR 3 Month + 4.1666%, 5.9500%‡,µ	2,339,000	2,289,431
Citigroup Inc, CME Term SOFR 3 Month + 3.6846%, 6.3000%‡,µ	555,000	547,248
Goldman Sachs Group Inc, 3.5000%, 4/1/25	12,173,000	11,896,146
JPMorgan Chase & Co, SOFR + 1.4500%, 5.2990%, 7/24/29‡	7,427,000	7,536,259
JPMorgan Chase & Co, SOFR + 1.5700%, 6.0870%, 10/23/29‡	7,488,000	7,872,980
JPMorgan Chase & Co, SOFR + 1.8450%, 5.3500%, 6/1/34‡	3,065,000	3,108,628
JPMorgan Chase & Co, SOFR + 1.8100%, 6.2540%, 10/23/34‡	12,897,000	13,980,181
JPMorgan Chase & Co, CME Term SOFR 3 Month + 3.3800%, 5.0000%‡,µ	2,000,000	1,963,531
Mitsubishi UFJ Financial Group Inc,
US Treasury Yield Curve Rate 1 Year + 1.7000%, 4.7880%, 7/18/25‡	4,950,000	4,926,595
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	8,296,000	7,969,591
Morgan Stanley, 4.3500%, 9/8/26	3,985,000	3,910,738
Morgan Stanley, SOFR + 1.2950%, 5.0500%, 1/28/27‡	2,202,000	2,204,126
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	3,223,000	2,969,631
Morgan Stanley, CME Term SOFR 3 Month + 1.4016%, 3.7720%, 1/24/29‡	730,000	696,188
Morgan Stanley, SOFR + 1.7300%, 5.1230%, 2/1/29‡	4,943,000	4,965,479
Morgan Stanley, SOFR + 1.5900%, 5.1640%, 4/20/29‡	6,890,000	6,929,385
Morgan Stanley, SOFR + 1.6300%, 5.4490%, 7/20/29‡	3,306,000	3,368,654
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	5,523,000	4,698,186
Morgan Stanley, SOFR + 1.8800%, 5.4240%, 7/21/34‡	10,987,000	11,150,464
National Australia Bank Ltd, 2.9900%, 5/21/31 (144A)	8,080,000	6,758,675
Nordea Bank Abp, 5.3750%, 9/22/27 (144A)	9,960,000	10,125,113
PNC Financial Services Group Inc/The, SOFR + 1.8410%, 5.5820%, 6/12/29‡	11,066,000	11,302,059
PNC Financial Services Group Inc/The, SOFR + 2.1400%, 6.0370%, 10/28/33‡	3,045,000	3,181,442
PNC Financial Services Group Inc/The, SOFR + 2.2840%, 6.8750%, 10/20/34‡	11,518,000	12,786,566
Sumitomo Mitsui Financial Group Inc, 5.8520%, 7/13/30	2,829,000	2,958,511
Toronto-Dominion Bank/The, 5.5230%, 7/17/28	7,421,000	7,640,220
Truist Financial Corp, SOFR + 2.0500%, 6.0470%, 6/8/27‡	4,253,000	4,327,908
US Bancorp, SOFR + 2.0200%, 5.7750%, 6/12/29‡	6,821,000	7,007,582
US Bancorp,
US Treasury Yield Curve Rate 5 Year + 0.9500%, 2.4910%, 11/3/36‡	6,449,000	5,001,401
		274,382,872
Basic Industry – 0.3%
Celanese US Holdings LLC, 6.3500%, 11/15/28	3,134,000	3,286,675
Celanese US Holdings LLC, 6.3300%, 7/15/29	3,103,000	3,252,789
Celanese US Holdings LLC, 6.5500%, 11/15/30	7,857,000	8,305,846
Celanese US Holdings LLC, 6.7000%, 11/15/33	7,655,000	8,302,599
		23,147,909
Brokerage – 0.5%
Charles Schwab Corp, SOFR + 2.0100%, 6.1360%, 8/24/34‡	9,215,000	9,713,306
LPL Holdings Inc, 6.7500%, 11/17/28	10,435,000	11,123,919
Nasdaq Inc, 5.3500%, 6/28/28	1,572,000	1,619,077
Nasdaq Inc, 5.5500%, 2/15/34	10,515,000	10,923,514
Nasdaq Inc, 5.9500%, 8/15/53	4,964,000	5,331,960
Nasdaq Inc, 6.1000%, 6/28/63	2,108,000	2,275,753
		40,987,529
Capital Goods – 0.3%
General Dynamics Corp, 3.5000%, 4/1/27	2,033,000	1,980,558
L3Harris Technologies Inc, 5.4000%, 7/31/33	5,542,000	5,762,262
Lockheed Martin Corp, 4.4500%, 5/15/28	2,938,000	2,953,567
Regal Rexnord Corp, 6.0500%, 4/15/28 (144A)	5,593,000	5,661,662
RTX Corp, 5.7500%, 1/15/29	2,963,000	3,097,074

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Capital Goods– (continued)
RTX Corp, 6.0000%, 3/15/31	$5,958,000	$6,347,014
		25,802,137
Communications – 0.4%
AT&T Inc, 3.6500%, 9/15/59	604,000	432,882
Charter Communications Operating LLC / Charter Communications Operating Capital,
6.6500%, 2/1/34	15,224,000	16,053,450
Comcast Corp, 4.5500%, 1/15/29	4,722,000	4,742,198
Fox Corp, 4.0300%, 1/25/24	2,592,000	2,588,820
Fox Corp, 6.5000%, 10/13/33	7,026,000	7,605,267
		31,422,617
Consumer Cyclical – 0.4%
CBRE Services Inc, 5.9500%, 8/15/34	13,470,000	14,151,075
GLP Capital LP / GLP Financing II Inc, 5.3750%, 4/15/26	2,597,000	2,580,943
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	344,000	342,011
GLP Capital LP / GLP Financing II Inc, 6.7500%, 12/1/33	4,841,000	5,222,616
LKQ Corp, 5.7500%, 6/15/28	6,947,000	7,110,056
LKQ Corp, 6.2500%, 6/15/33	6,533,000	6,826,804
		36,233,505
Consumer Non-Cyclical – 1.0%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
6.5000%, 2/15/28 (144A)	4,757,000	4,813,837
CVS Health Corp, 5.0500%, 3/25/48	2,563,000	2,397,194
Diageo Capital PLC, 1.3750%, 9/29/25	3,173,000	2,995,289
Diageo Capital PLC, 2.1250%, 4/29/32	2,398,000	2,000,450
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/27	3,423,000	3,293,455
GSK Consumer Healthcare Capital US LLC, 3.3750%, 3/24/29	1,746,000	1,651,281
Hasbro Inc, 3.9000%, 11/19/29	14,522,000	13,505,042
Hasbro Inc, 5.1000%, 5/15/44	1,033,000	923,832
HCA Inc, 5.8750%, 2/15/26	1,152,000	1,161,798
HCA Inc, 5.3750%, 9/1/26	883,000	887,054
HCA Inc, 5.2000%, 6/1/28	1,886,000	1,905,353
HCA Inc, 5.6250%, 9/1/28	2,351,000	2,405,936
HCA Inc, 5.8750%, 2/1/29	1,902,000	1,963,341
HCA Inc, 3.6250%, 3/15/32	3,617,000	3,234,230
HCA Inc, 5.5000%, 6/1/33	6,170,000	6,266,885
Illumina Inc, 5.8000%, 12/12/25	3,833,000	3,846,113
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc, 5.5000%, 1/15/30	5,277,000	5,186,111
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc, 3.6250%, 1/15/32	2,646,000	2,268,342
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc, 3.0000%, 5/15/32	4,058,000	3,303,866
Mondelez International Inc, 2.7500%, 4/13/30	331,000	298,970
Pilgrim's Pride Corp, 6.2500%, 7/1/33	7,777,000	8,001,942
Polaris Inc, 6.9500%, 3/15/29	6,584,000	7,003,295
Royalty Pharma PLC, 3.5500%, 9/2/50	3,923,000	2,785,348
Sysco Corp, 5.7500%, 1/17/29	2,995,000	3,119,831
		85,218,795
Electric – 0.6%
American Electric Power Co Inc, 5.6250%, 3/1/33	7,210,000	7,511,309
Duke Energy Corp, 4.3000%, 3/15/28	4,905,000	4,835,824
Duquesne Light Holdings Inc, 2.7750%, 1/7/32 (144A)	4,842,000	3,866,457
Georgia Power Co, 4.6500%, 5/16/28	3,719,000	3,747,428
Georgia Power Co, 4.9500%, 5/17/33	5,879,000	5,926,426
National Grid PLC, 5.6020%, 6/12/28	2,632,000	2,711,663
National Grid PLC, 5.8090%, 6/12/33	5,522,000	5,802,301
Xcel Energy Inc, 5.4500%, 8/15/33	12,481,000	12,871,307
		47,272,715
Energy – 0.5%
Columbia Pipelines Operating Company LLC, 5.9270%, 8/15/30 (144A)	1,790,000	1,850,886
Columbia Pipelines Operating Company LLC, 6.0360%, 11/15/33 (144A)	4,304,000	4,507,450
Columbia Pipelines Operating Company LLC, 6.4970%, 8/15/43 (144A)	868,000	929,574

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Energy– (continued)
Columbia Pipelines Operating Company LLC, 6.5440%, 11/15/53 (144A)	$4,489,000	$4,942,431
Enbridge Inc, 6.0000%, 11/15/28	3,932,000	4,128,054
Enbridge Inc, 6.2000%, 11/15/30	1,512,000	1,617,868
Enbridge Inc, 5.7000%, 3/8/33	3,868,000	4,020,388
Energy Transfer LP, 5.5500%, 2/15/28	4,769,000	4,864,857
Energy Transfer Operating LP, 4.9500%, 6/15/28	184,000	183,280
EQT Corp, 5.7000%, 4/1/28	2,465,000	2,501,525
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	3,621,000	3,493,530
Southwestern Energy Co, 4.7500%, 2/1/32	3,664,000	3,389,976
Viper Energy Partners LP, 7.3750%, 11/1/31 (144A)	6,827,000	7,065,945
		43,495,764
Finance Companies – 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust,
4.6250%, 10/15/27	3,328,000	3,258,670
Air Lease Corp, 1.8750%, 8/15/26	4,823,000	4,436,254
Blackstone Private Credit Fund, 7.3000%, 11/27/28 (144A)	7,202,000	7,486,687
Blue Owl Credit Income Corp, 7.7500%, 9/16/27	5,212,000	5,373,808
OWL Rock Core Income Corp, 4.7000%, 2/8/27	877,000	828,390
OWL Rock Core Income Corp, 7.9500%, 6/13/28 (144A)	3,051,000	3,162,422
		24,546,231
Government Sponsored – 0.1%
Electricite de France SA, 5.7000%, 5/23/28 (144A)	3,030,000	3,134,980
Electricite de France SA, 6.2500%, 5/23/33 (144A)	4,750,000	5,140,388
		8,275,368
Insurance – 0.5%
Athene Global Funding, 2.7170%, 1/7/29 (144A)	6,386,000	5,551,955
Athene Global Funding, 2.6460%, 10/4/31 (144A)	5,823,000	4,730,887
Brown & Brown Inc, 4.9500%, 3/17/52	5,658,000	5,014,760
Centene Corp, 4.2500%, 12/15/27	16,441,000	15,841,779
Centene Corp, 2.4500%, 7/15/28	4,942,000	4,401,344
Centene Corp, 3.0000%, 10/15/30	5,197,000	4,500,828
UnitedHealth Group Inc, 5.2500%, 2/15/28	3,234,000	3,344,184
		43,385,737
Real Estate Investment Trusts (REITs) – 0.3%
Agree LP, 2.0000%, 6/15/28	3,231,000	2,801,759
Agree LP, 2.9000%, 10/1/30	2,058,000	1,763,020
Agree LP, 2.6000%, 6/15/33	2,424,000	1,921,065
American Tower Trust I, 5.4900%, 3/15/28 (144A)	11,317,000	11,454,751
Invitation Homes Inc, 2.0000%, 8/15/31	5,620,000	4,472,177
Sun Communities Operating LP, 2.7000%, 7/15/31	6,161,000	5,133,672
		27,546,444
Technology – 1.1%
Analog Devices Inc, 2.9500%, 4/1/25	2,815,000	2,754,623
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	3,797,000	3,227,218
Equinix Inc, 2.1500%, 7/15/30	2,665,000	2,257,870
Fiserv Inc, 5.4500%, 3/2/28	6,013,000	6,192,517
Foundry JV Holdco LLC, 5.8750%, 1/25/34 (144A)	18,191,000	18,684,594
Global Payments Inc, 2.1500%, 1/15/27	3,318,000	3,054,543
Leidos Inc, 2.3000%, 2/15/31	1,365,000	1,142,511
Leidos Inc, 5.7500%, 3/15/33	4,558,000	4,752,982
Marvell Technology Inc, 1.6500%, 4/15/26	3,675,000	3,418,867
Marvell Technology Inc, 4.8750%, 6/22/28	4,065,000	4,052,741
Marvell Technology Inc, 5.7500%, 2/15/29	3,340,000	3,450,881
MSCI Inc, 4.0000%, 11/15/29 (144A)	422,000	396,628
MSCI Inc, 3.6250%, 9/1/30 (144A)	8,577,000	7,760,421
MSCI Inc, 3.8750%, 2/15/31 (144A)	6,019,000	5,499,444
Total System Services Inc, 4.8000%, 4/1/26	3,189,000	3,161,194
Trimble Inc, 4.7500%, 12/1/24	5,510,000	5,454,177
Trimble Inc, 4.9000%, 6/15/28	2,548,000	2,560,143

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Technology– (continued)
Trimble Inc, 6.1000%, 3/15/33	$9,063,000	$9,699,232
Workday Inc, 3.5000%, 4/1/27	2,530,000	2,447,920
Workday Inc, 3.8000%, 4/1/32	4,129,000	3,844,599
		93,813,105
Transportation – 0.1%
GXO Logistics Inc, 1.6500%, 7/15/26	4,255,000	3,835,404
GXO Logistics Inc, 2.6500%, 7/15/31	647,000	530,513
		4,365,917
Total Corporate Bonds (cost $812,842,960)		809,896,645
Mortgage-Backed Securities– 11.4%
Fannie Mae:
3.0000%, TBA, 15 Year Maturity	15,458,791	14,577,624
3.5000%, TBA, 15 Year Maturity	26,592,000	25,616,765
4.0000%, TBA, 15 Year Maturity	26,115,000	25,617,274
2.5000%, TBA, 30 Year Maturity	33,539,767	28,532,515
4.0000%, TBA, 30 Year Maturity	3,876,934	3,666,645
4.5000%, TBA, 30 Year Maturity	38,969	37,780
5.0000%, TBA, 30 Year Maturity	3,782,200	3,743,175
		101,791,778
Fannie Mae Pool:
3.0000%, 10/1/34	250,914	238,173
2.5000%, 11/1/34	195,753	182,079
3.0000%, 11/1/34	118,328	113,135
3.0000%, 12/1/34	112,926	107,829
2.5000%, 12/1/36	12,422,306	11,518,438
6.0000%, 2/1/37	49,259	51,691
4.5000%, 11/1/42	274,275	274,394
3.0000%, 1/1/43	167,286	152,246
3.0000%, 2/1/43	39,381	35,792
3.0000%, 5/1/43	395,576	360,301
5.0000%, 7/1/44	30,031	30,441
4.5000%, 10/1/44	663,155	666,046
4.5000%, 3/1/45	1,037,727	1,042,251
4.0000%, 5/1/45	222,950	215,472
4.5000%, 6/1/45	531,577	529,470
3.0000%, 1/1/46	67,006	60,603
4.5000%, 2/1/46	1,202,093	1,195,245
3.0000%, 2/1/47	11,948,904	10,898,968
3.0000%, 3/1/47	1,289,037	1,163,686
3.5000%, 8/1/47	223,846	211,962
4.0000%, 10/1/47	1,263,969	1,217,324
4.0000%, 11/1/47	1,772,036	1,706,669
3.5000%, 12/1/47	104,084	98,558
3.5000%, 12/1/47	66,511	62,980
3.5000%, 1/1/48	652,116	613,720
4.0000%, 1/1/48	2,420,054	2,343,618
4.0000%, 1/1/48	2,363,089	2,285,757
4.0000%, 1/1/48	1,057,115	1,018,104
3.0000%, 2/1/48	623,778	564,282
3.5000%, 3/1/48	103,119	97,208
4.0000%, 3/1/48	717,380	693,694
4.5000%, 3/1/48	28,444	28,016
5.0000%, 5/1/48	644,435	648,037
4.5000%, 6/1/48	1,339,075	1,318,933
4.0000%, 7/1/48	1,544,637	1,484,083
4.0000%, 8/1/48	706,994	679,278
4.5000%, 8/1/48	13,673	13,467
4.0000%, 9/1/48	1,689,809	1,627,450

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
4.0000%, 10/1/48	$603,730	$581,047
4.0000%, 11/1/48	1,802,487	1,731,823
4.0000%, 12/1/48	285,244	274,061
4.0000%, 2/1/49	349,760	336,048
3.5000%, 5/1/49	3,248,581	3,010,867
4.0000%, 6/1/49	232,937	223,460
4.5000%, 6/1/49	120,663	118,612
3.0000%, 8/1/49	803,604	712,640
4.5000%, 8/1/49	168,542	165,677
3.0000%, 9/1/49	4,541,953	4,064,385
3.0000%, 9/1/49	171,610	155,007
4.0000%, 9/1/49	1,114,816	1,069,411
4.0000%, 11/1/49	3,825,879	3,675,892
4.0000%, 11/1/49	337,607	324,910
4.5000%, 1/1/50	3,001,397	2,956,252
4.5000%, 1/1/50	227,222	223,365
4.0000%, 3/1/50	5,578,868	5,369,259
4.0000%, 3/1/50	3,006,700	2,888,828
4.0000%, 3/1/50	1,162,408	1,116,838
4.0000%, 4/1/50	748,163	712,773
4.5000%, 7/1/50	4,867,958	4,712,236
2.5000%, 8/1/50	21,611,426	18,710,587
2.5000%, 8/1/50	627,905	545,097
4.0000%, 8/1/50	678,215	646,134
4.0000%, 9/1/50	5,844,274	5,606,503
4.0000%, 10/1/50	6,088,074	5,859,115
4.5000%, 10/1/50	3,684,722	3,629,299
4.5000%, 12/1/50	5,256,989	5,167,754
3.5000%, 2/1/51	4,505,789	4,176,079
4.0000%, 3/1/51	15,675,183	15,037,447
4.0000%, 3/1/51	303,268	290,929
4.0000%, 3/1/51	152,922	146,927
4.0000%, 8/1/51	2,797,259	2,687,597
4.0000%, 10/1/51	16,517,704	15,845,691
4.0000%, 10/1/51	2,216,759	2,126,571
3.0000%, 12/1/51	48,633,703	43,302,872
2.5000%, 1/1/52	3,961,046	3,413,745
3.5000%, 1/1/52	2,025,839	1,891,955
2.5000%, 2/1/52	19,470,734	16,770,801
2.5000%, 2/1/52	18,575,297	15,981,059
3.5000%, 2/1/52	5,292,304	4,941,729
2.5000%, 3/1/52	7,965,868	6,845,445
2.5000%, 3/1/52	7,914,778	6,817,266
2.5000%, 3/1/52	7,825,874	6,723,206
2.5000%, 3/1/52	2,971,124	2,564,883
2.5000%, 3/1/52	692,186	594,828
2.5000%, 3/1/52	625,072	537,154
2.5000%, 3/1/52	558,082	480,695
2.5000%, 3/1/52	235,153	202,637
3.0000%, 3/1/52	3,800,729	3,400,374
3.5000%, 3/1/52	19,134,068	17,830,812
3.5000%, 3/1/52	3,754,482	3,504,929
3.0000%, 4/1/52	8,222,420	7,332,634
3.0000%, 4/1/52	3,214,259	2,879,648
3.0000%, 4/1/52	2,745,476	2,456,064
3.5000%, 4/1/52	2,772,628	2,582,920
3.5000%, 4/1/52	2,108,488	1,964,875
3.5000%, 4/1/52	1,502,161	1,400,843
3.5000%, 4/1/52	906,714	844,675

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 4/1/52	$503,273	$469,403
3.5000%, 4/1/52	448,836	418,563
4.0000%, 4/1/52	2,353,601	2,248,381
4.5000%, 4/1/52	455,400	441,573
4.5000%, 4/1/52	385,349	373,648
4.5000%, 4/1/52	220,923	214,215
4.5000%, 4/1/52	200,628	194,536
4.5000%, 4/1/52	175,383	170,058
4.5000%, 4/1/52	112,935	109,500
3.5000%, 5/1/52	1,539,276	1,433,717
4.5000%, 5/1/52	611,441	592,876
3.5000%, 6/1/52	8,933,058	8,320,459
3.5000%, 6/1/52	5,115,716	4,773,309
3.5000%, 7/1/52	1,319,046	1,228,590
3.5000%, 7/1/52	474,086	442,281
4.5000%, 7/1/52	2,465,634	2,391,101
3.5000%, 8/1/52	878,740	818,343
4.5000%, 8/1/52	8,991,511	8,719,709
5.0000%, 9/1/52	4,370,676	4,323,490
5.5000%, 9/1/52	11,291,455	11,373,944
5.0000%, 10/1/52	1,990,091	1,983,022
5.0000%, 10/1/52	875,104	871,995
4.5000%, 11/1/52	6,377,187	6,243,852
5.0000%, 11/1/52	4,883,299	4,865,952
5.5000%, 11/1/52	4,281,702	4,360,936
5.0000%, 1/1/53	1,211,459	1,207,155
5.0000%, 1/1/53	392,011	390,619
5.0000%, 2/1/53	497,717	495,949
5.0000%, 3/1/53	1,058,073	1,046,732
5.0000%, 3/1/53	286,882	285,653
5.5000%, 3/1/53	200,952	203,356
5.0000%, 4/1/53	1,384,146	1,369,309
5.0000%, 4/1/53	554,184	551,810
5.0000%, 4/1/53	323,104	319,641
5.0000%, 4/1/53	275,581	272,627
5.5000%, 4/1/53	95,967	97,115
5.0000%, 5/1/53	282,239	281,030
5.5000%, 5/1/53	177,820	179,948
5.5000%, 5/1/53	92,810	93,920
5.0000%, 6/1/53	1,120,632	1,125,349
5.0000%, 6/1/53	400,797	398,784
5.0000%, 6/1/53	344,873	343,396
5.5000%, 6/1/53	10,628,589	10,809,884
5.5000%, 6/1/53	166,816	169,661
4.5000%, 7/1/53	2,393,831	2,352,901
5.0000%, 7/1/53	3,889,739	3,903,218
5.5000%, 7/1/53	13,434,968	13,502,910
5.5000%, 7/1/53	478,342	484,065
5.5000%, 7/1/53	287,660	292,567
4.5000%, 8/1/53	2,094,907	2,059,087
5.0000%, 8/1/53	5,293,653	5,315,991
5.0000%, 8/1/53	346,274	345,044
5.5000%, 9/1/53	8,298,828	8,440,385
3.5000%, 8/1/56	2,756,817	2,529,094
3.0000%, 2/1/57	2,741,518	2,417,144
3.0000%, 6/1/57	49,046	43,200
		444,425,567
Freddie Mac Gold Pool:
4.0000%, 8/1/48	777,251	747,658

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Gold Pool– (continued)
4.0000%, 9/1/48	$516,619	$496,905
		1,244,563
Freddie Mac Pool:
3.0000%, 5/1/31	2,556,118	2,449,339
3.0000%, 9/1/32	577,405	549,268
3.0000%, 10/1/32	280,362	266,422
3.0000%, 1/1/33	350,317	332,979
2.5000%, 12/1/33	2,636,471	2,485,342
3.0000%, 10/1/34	652,529	622,480
3.0000%, 10/1/34	296,281	281,237
2.5000%, 11/1/34	757,528	704,612
2.5000%, 11/1/34	206,430	192,010
2.5000%, 6/1/37	8,674,116	8,013,870
6.0000%, 4/1/40	772,956	812,947
3.0000%, 3/1/43	1,385,646	1,263,891
3.0000%, 6/1/43	54,627	49,092
4.5000%, 5/1/44	206,243	205,425
3.0000%, 1/1/45	674,466	612,556
3.0000%, 1/1/46	121,046	110,431
3.5000%, 7/1/46	479,940	452,473
4.0000%, 3/1/47	279,705	270,308
3.0000%, 4/1/47	321,543	290,259
3.5000%, 12/1/47	1,565,266	1,468,522
3.5000%, 2/1/48	573,109	536,213
4.0000%, 3/1/48	619,335	598,887
4.5000%, 3/1/48	22,372	22,036
4.0000%, 4/1/48	603,507	582,891
4.0000%, 4/1/48	594,344	571,044
4.0000%, 4/1/48	133,269	128,044
4.0000%, 5/1/48	995,090	956,079
4.5000%, 7/1/48	148,252	146,022
5.0000%, 9/1/48	30,102	30,242
4.0000%, 11/1/48	162,351	155,987
4.0000%, 12/1/48	2,012,139	1,933,296
4.5000%, 12/1/48	516,782	517,470
4.5000%, 6/1/49	135,777	133,470
4.0000%, 7/1/49	1,483,122	1,422,716
4.5000%, 7/1/49	1,122,112	1,103,041
4.5000%, 7/1/49	172,691	169,756
3.0000%, 8/1/49	246,832	218,892
4.5000%, 8/1/49	1,014,900	997,652
3.0000%, 12/1/49	311,329	278,594
3.0000%, 12/1/49	243,250	217,673
4.5000%, 1/1/50	687,739	676,050
4.5000%, 1/1/50	190,909	187,668
3.5000%, 3/1/50	145,580	134,349
4.0000%, 3/1/50	1,985,059	1,907,238
4.5000%, 3/1/50	2,349,951	2,259,274
4.0000%, 6/1/50	3,171,404	3,055,793
2.5000%, 8/1/50	314,119	272,771
2.5000%, 8/1/50	120,717	104,797
2.5000%, 9/1/50	582,262	505,329
4.5000%, 9/1/50	5,654,733	5,569,679
4.0000%, 10/1/50	525,854	504,460
4.5000%, 10/1/50	3,077,763	3,025,519
4.0000%, 11/1/50	3,554,719	3,410,097
2.5000%, 6/1/51	6,608,905	5,711,986
2.5000%, 10/1/51	14,413,632	12,386,322
2.5000%, 11/1/51	4,535,725	3,914,639

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
2.5000%, 1/1/52	$1,214,565	$1,049,432
2.5000%, 1/1/52	760,068	656,541
2.5000%, 2/1/52	1,816,094	1,564,264
3.0000%, 2/1/52	1,022,519	914,889
3.0000%, 2/1/52	701,592	628,663
2.5000%, 3/1/52	9,930,488	8,523,894
2.5000%, 3/1/52	282,756	242,986
3.0000%, 3/1/52	1,057,879	947,833
4.5000%, 3/1/52	94,909	92,027
3.5000%, 4/1/52	2,157,234	2,014,667
3.5000%, 4/1/52	1,103,049	1,027,577
3.5000%, 4/1/52	1,095,041	1,020,116
3.5000%, 4/1/52	327,306	305,278
3.5000%, 4/1/52	309,508	288,633
2.5000%, 5/1/52	4,167,215	3,583,153
3.0000%, 6/1/52	13,421,345	12,026,231
3.5000%, 6/1/52	4,749,214	4,434,614
4.5000%, 8/1/52	19,777,381	19,179,536
4.5000%, 8/1/52	8,510,830	8,255,977
4.5000%, 8/1/52	4,445,839	4,311,447
5.0000%, 8/1/52	4,467,856	4,484,934
5.5000%, 9/1/52	2,622,076	2,672,364
4.5000%, 10/1/52	4,079,138	3,993,851
5.0000%, 10/1/52	6,016,752	5,995,379
5.0000%, 10/1/52	3,917,566	3,903,650
5.0000%, 10/1/52	120,498	120,070
5.5000%, 10/1/52	140,582	143,210
5.0000%, 1/1/53	226,429	225,625
5.0000%, 1/1/53	196,041	195,345
6.0000%, 1/1/53	4,827,888	4,902,417
5.0000%, 3/1/53	1,673,403	1,655,465
5.0000%, 3/1/53	831,454	827,892
5.0000%, 3/1/53	804,566	801,119
5.0000%, 3/1/53	310,563	307,234
5.0000%, 4/1/53	991,751	986,767
4.5000%, 5/1/53	13,733,987	13,446,835
5.0000%, 5/1/53	4,922,946	4,898,209
5.0000%, 5/1/53	2,033,084	2,022,868
5.0000%, 5/1/53	1,146,481	1,140,720
5.0000%, 5/1/53	220,992	220,045
5.5000%, 5/1/53	2,108,171	2,141,719
5.5000%, 5/1/53	415,050	420,016
5.0000%, 6/1/53	787,510	778,995
5.0000%, 6/1/53	777,725	769,279
5.0000%, 6/1/53	765,682	761,835
5.0000%, 6/1/53	755,986	747,882
5.0000%, 6/1/53	616,222	609,560
5.0000%, 6/1/53	467,461	462,450
5.0000%, 6/1/53	435,843	431,171
5.0000%, 6/1/53	292,688	289,510
5.5000%, 6/1/53	912,367	923,283
5.5000%, 6/1/53	746,693	750,469
5.5000%, 6/1/53	613,384	616,486
5.5000%, 6/1/53	589,172	592,152
5.5000%, 6/1/53	488,205	490,314
5.0000%, 7/1/53	1,468,190	1,472,173
5.0000%, 7/1/53	944,067	933,948
5.5000%, 7/1/53	2,187,705	2,213,880
5.5000%, 7/1/53	1,463,852	1,471,255

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
5.5000%, 7/1/53	$1,383,416	$1,399,968
6.0000%, 11/1/53	4,861,552	5,000,301
6.5000%, 11/1/53	6,202,630	6,413,601
		229,481,443
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	44,383,441	38,853,619
3.5000%, TBA, 30 Year Maturity	32,384,335	30,137,283
4.0000%, TBA, 30 Year Maturity	17,210,047	16,426,129
4.5000%, TBA, 30 Year Maturity	9,372,944	9,145,416
5.0000%, TBA, 30 Year Maturity	6,595,041	6,549,502
		101,111,949
Ginnie Mae I Pool:
4.0000%, 1/15/45	2,484,192	2,424,042
4.5000%, 8/15/46	2,673,363	2,638,766
4.0000%, 7/15/47	492,859	475,560
4.0000%, 8/15/47	64,924	62,645
4.0000%, 11/15/47	74,331	71,722
4.0000%, 12/15/47	221,009	213,252
		5,885,987
Ginnie Mae II Pool:
3.0000%, 11/20/46	10,778,678	9,884,492
4.0000%, 8/20/47	300,283	289,852
4.0000%, 8/20/47	53,047	51,204
4.0000%, 8/20/47	41,607	40,161
4.5000%, 2/20/48	253,222	250,194
4.0000%, 5/20/48	126,530	122,464
4.5000%, 5/20/48	428,183	423,149
4.5000%, 5/20/48	110,676	109,374
4.0000%, 6/20/48	1,279,143	1,237,235
5.0000%, 8/20/48	872,657	879,166
3.5000%, 5/20/49	14,376,085	13,512,427
2.5000%, 3/20/51	13,585,671	11,925,964
3.0000%, 4/20/51	11,864,441	10,770,179
3.0000%, 7/20/51	6,720,593	6,094,516
3.0000%, 8/20/51	15,188,418	13,768,798
		69,359,175
Total Mortgage-Backed Securities (cost $966,072,844)		953,300,462
United States Treasury Notes/Bonds– 7.3%
4.3750%, 12/15/26	125,149,000	126,371,158
4.3750%, 11/30/28	101,920,000	104,292,825
4.3750%, 11/30/30	33,783,300	34,738,734
4.5000%, 11/15/33	142,404,700	149,502,684
4.3750%, 8/15/43	24,914,000	25,431,744
4.7500%, 11/15/43	79,375,000	85,142,090
4.1250%, 8/15/53	79,541,000	80,398,551
4.7500%, 11/15/53	4,973,000	5,576,753
Total United States Treasury Notes/Bonds (cost $587,406,426)		611,454,539
Common Stocks– 61.1%
Aerospace & Defense – 0.7%
General Dynamics Corp	211,248	54,854,768
Air Freight & Logistics – 0.6%
United Parcel Service Inc	320,148	50,336,870
Banks – 1.3%
JPMorgan Chase & Co	625,168	106,341,077
Beverages – 1.2%
Constellation Brands Inc - Class A	177,559	42,924,888
Monster Beverage Corp	1,055,434	60,803,553
		103,728,441

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	23

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Biotechnology – 1.0%
AbbVie Inc	388,388	$60,188,488
Vertex Pharmaceuticals Inc*	64,738	26,341,245
		86,529,733
Building Products – 0.5%
Trane Technologies PLC	162,247	39,572,043
Capital Markets – 2.0%
Charles Schwab Corp	545,897	37,557,714
CME Group Inc	251,900	53,050,140
Morgan Stanley	824,596	76,893,577
		167,501,431
Chemicals – 0.5%
Corteva Inc	795,873	38,138,234
Communications Equipment – 0.2%
Cisco Systems Inc	332,775	16,811,793
Consumer Finance – 1.3%
American Express Co	589,810	110,495,005
Diversified Financial Services – 2.3%
Mastercard Inc	451,969	192,769,298
Electrical Equipment – 0.5%
Rockwell Automation Inc	121,548	37,738,223
Energy Equipment & Services – 0.4%
Schlumberger Ltd	620,683	32,300,343
Entertainment – 0.3%
Netflix Inc*	59,710	29,071,605
Food & Staples Retailing – 1.3%
Costco Wholesale Corp	98,569	65,063,426
Sysco Corp	654,043	47,830,165
		112,893,591
Food Products – 0.4%
Hershey Co	175,053	32,636,881
Health Care Equipment & Supplies – 1.9%
Abbott Laboratories	743,997	81,891,750
Edwards Lifesciences Corp*	387,141	29,519,501
Stryker Corp	149,783	44,854,017
		156,265,268
Health Care Providers & Services – 2.3%
HCA Healthcare Inc	101,543	27,485,659
UnitedHealth Group Inc	320,414	168,688,359
		196,174,018
Hotels, Restaurants & Leisure – 4.4%
Booking Holdings Inc*	21,202	75,208,158
Chipotle Mexican Grill Inc*	16,224	37,103,639
Hilton Worldwide Holdings Inc	523,375	95,301,354
McDonald's Corp	355,495	105,407,822
Starbucks Corp	613,717	58,922,969
		371,943,942
Household Products – 0.7%
Procter & Gamble Co	427,887	62,702,561
Industrial Conglomerates – 0.9%
Honeywell International Inc	341,566	71,629,806
Information Technology Services – 1.4%
Accenture PLC	342,832	120,303,177
Insurance – 1.7%
Marsh & McLennan Cos Inc	205,922	39,016,041
Progressive Corp/The	660,975	105,280,098
		144,296,139
Interactive Media & Services – 4.4%
Alphabet Inc - Class C*	1,606,020	226,336,399

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Interactive Media & Services– (continued)
Meta Platforms Inc - Class A*	408,460	$144,578,502
		370,914,901
Life Sciences Tools & Services – 1.2%
Danaher Corp	152,420	35,260,843
Thermo Fisher Scientific Inc	124,198	65,923,056
		101,183,899
Machinery – 1.1%
Deere & Co	219,795	87,889,427
Media – 0.8%
Comcast Corp - Class A	1,543,449	67,680,239
Multiline Retail – 1.6%
Amazon.com Inc*	899,314	136,641,769
Oil, Gas & Consumable Fuels – 1.5%
Chevron Corp	342,472	51,083,124
ConocoPhillips	606,846	70,436,615
		121,519,739
Pharmaceuticals – 2.2%
Eli Lilly & Co	130,048	75,807,580
Merck & Co Inc	612,017	66,722,093
Zoetis Inc	221,739	43,764,626
		186,294,299
Professional Services – 0.7%
Automatic Data Processing Inc	236,886	55,187,331
Semiconductor & Semiconductor Equipment – 5.3%
KLA Corp	99,335	57,743,435
Lam Research Corp	148,075	115,981,224
NVIDIA Corp	412,641	204,348,076
Texas Instruments Inc	372,324	63,466,349
		441,539,084
Software – 8.3%
Adobe Inc*	101,566	60,594,276
Cadence Design Systems Inc*	96,815	26,369,502
Intuit Inc	81,748	51,094,952
Microsoft Corp	1,369,459	514,971,362
Oracle Corp	434,470	45,806,172
		698,836,264
Specialty Retail – 1.6%
Home Depot Inc	214,126	74,205,365
TJX Cos Inc	649,080	60,890,195
		135,095,560
Technology Hardware, Storage & Peripherals – 3.5%
Apple Inc	1,518,264	292,311,368
Textiles, Apparel & Luxury Goods – 1.1%
NIKE Inc - Class B	853,670	92,682,952
Total Common Stocks (cost $2,720,890,791)		5,122,811,079
Investment Companies– 3.3%
Money Markets – 3.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº,£((cost $279,367,572)	279,333,445	279,389,312
Total Investments (total cost $6,136,284,311) – 101.8%		8,532,835,544
Liabilities, net of Cash, Receivables and Other Assets – (1.8)%		(152,285,861)
Net Assets – 100%		$8,380,549,683

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	25

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,457,371,317	99.1%
Canada	22,158,614	0.3
United Kingdom	13,509,703	0.2
France	11,768,346	0.1
Finland	10,125,113	0.1
Japan	7,885,106	0.1
Australia	6,758,675	0.1
Ireland	3,258,670	0.0

Total	$8,532,835,544	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/23
Investment Companies - 3.3%
Money Markets - 3.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	$15,042,400	$32,666	$(32,668)	$279,389,312

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 12/31/23
Investment Companies - 3.3%
Money Markets - 3.3%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	438,599,135	1,274,906,460	(1,434,116,281)	279,389,312

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

26	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Schedule of Investments

December 31, 2023

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	697	3/28/24	$78,684,766	$2,461,445
2 Year US Treasury Note	3,456	4/3/24	711,638,998	6,053,128
5 Year US Treasury Note	4,470	4/3/24	486,217,268	10,349,038
Ultra Long Term US Treasury Bond	180	3/28/24	24,046,875	2,039,063
US Treasury Long Bond	1,399	3/28/24	174,787,563	12,405,375
Total - Futures Long				33,308,049
Futures Short:
Ultra 10-Year Treasury Note	1,725	3/28/24	(203,576,953)	(8,586,462)
Total				$24,721,587

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Schedule of Investments

December 31, 2023

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2023

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$33,308,049

Liability Derivatives:
*Futures contracts	$ 8,586,462

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The following tables provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$(34,690,927)	$(34,690,927)
Swap contracts	(1,427,347)	-	$ (1,427,347)

Total	$(1,427,347)	$(34,690,927)	$(36,118,274)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 26,900,260	$ 26,900,260

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2023

Futures contracts:
Average notional amount of contracts - long	$1,148,551,258
Average notional amount of contracts - short	123,431,405

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

28	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Notes to Schedule of Investments and Other Information

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg U.S. Aggregate Bond Index (45%).
Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

IBOR	Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2023 is $871,241,505, which represents 10.4% of net assets.

*	Non-income producing security.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2023.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

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Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$755,983,507	$-
Corporate Bonds	-	809,896,645	-
Mortgage-Backed Securities	-	953,300,462	-
United States Treasury Notes/Bonds	-	611,454,539	-
Common Stocks	5,122,811,079	-	-
Investment Companies	-	279,389,312	-
Total Investments in Securities	$5,122,811,079	$3,410,024,465	$-
Other Financial Instruments(a):
Futures Contracts	33,308,049	-	-
Total Assets	$5,156,119,128	$3,410,024,465	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$8,586,462	$-	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

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Janus Henderson VIT Balanced Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets:
Unaffiliated investments, at value (cost $5,856,916,739)	$8,253,446,232
Affiliated investments, at value (cost $279,367,572)	279,389,312
Deposits with brokers for futures	15,750,000
Variation margin receivable on futures contracts	977,858
Trustees' deferred compensation	229,889
Receivables:
Interest	20,083,240
Investments sold	11,682,646
Dividends	4,903,652
Portfolio shares sold	1,956,000
Dividends from affiliates	1,134,577
Other assets	83,275
Total Assets	8,589,636,681
Liabilities:
Variation margin payable on futures contracts	357,938
Payables:	—
TBA investments purchased	199,052,430
Advisory fees	3,978,025
Investments purchased	2,134,335
12b-1 Distribution and shareholder servicing fees	1,717,517
Portfolio shares repurchased	919,198
Transfer agent fees and expenses	372,261
Trustees' deferred compensation fees	229,889
Professional fees	69,952
Affiliated portfolio administration fees payable	18,082
Custodian fees	13,939
Trustees' fees and expenses	7,935
Accrued expenses and other payables	215,497
Total Liabilities	209,086,998
Net Assets	$8,380,549,683
Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,190,087,594
Total distributable earnings (loss)	2,190,462,089
Total Net Assets	$8,380,549,683
Net Assets - Institutional Shares	$418,783,434
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,248,819
Net Asset Value Per Share	$45.28
Net Assets - Service Shares	$7,961,766,249
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	165,681,313
Net Asset Value Per Share	$48.05

See Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Statement of Operations

For the year ended December 31, 2023

Investment Income:
Interest	$130,261,681
Dividends	71,478,110
Dividends from affiliates	15,042,400
Other income	627,556
Foreign withholding tax income	38,438
Total Investment Income	217,448,185
Expenses:
Advisory fees	43,281,842
12b-1 Distribution and shareholder servicing fees:
Service Shares	18,670,672
Transfer agent administrative fees and expenses:
Institutional Shares	200,586
Service Shares	3,734,127
Other transfer agent fees and expenses:
Institutional Shares	6,788
Service Shares	75,007
Affiliated portfolio administration fees	252,294
Trustees’ fees and expenses	179,874
Professional fees	143,145
Custodian fees	59,741
Shareholder reports expense	54,808
Registration fees	18,175
Other expenses	593,651
Total Expenses	67,270,710
Net Investment Income/(Loss)	150,177,475
Net Realized Gain/(Loss) on Investments:
Investments	(63,746,575)
Investments in affiliates	32,666
Futures contracts	(34,690,927)
Swap contracts	(1,427,347)
Total Net Realized Gain/(Loss) on Investments	(99,832,183)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	1,039,121,325
Investments in affiliates	(32,668)
Futures contracts	26,900,260
Total Change in Unrealized Net Appreciation/Depreciation	1,065,988,917
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,116,334,209

See Notes to Financial Statements.

32	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$150,177,475	$85,782,140
Net realized gain/(loss) on investments	(99,832,183)	(135,258,833)
Change in unrealized net appreciation/depreciation	1,065,988,917	(1,427,082,417)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,116,334,209	(1,476,559,110)
Dividends and Distributions to Shareholders:
Institutional Shares	(8,446,199)	(18,537,666)
Service Shares	(134,776,763)	(292,011,776)
Net Decrease from Dividends and Distributions to Shareholders	(143,222,962)	(310,549,442)
Capital Share Transactions:
Institutional Shares	(22,543,408)	(20,058,777)
Service Shares	(44,130,567)	495,766,397
Net Increase/(Decrease) from Capital Share Transactions	(66,673,975)	475,707,620
Net Increase/(Decrease) in Net Assets	906,437,272	(1,311,400,932)
Net Assets:
Beginning of period	7,474,112,411	8,785,513,343
End of period	$8,380,549,683	$7,474,112,411

See Notes to Financial Statements.

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Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$40.01	$50.23	$43.58	$39.48	$33.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.91	0.57	0.42	0.61	0.74
Net realized and unrealized gain/(loss)	5.27	(8.87)	7.03	4.86	6.74
Total from Investment Operations	6.18	(8.30)	7.45	5.47	7.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.91)	(0.54)	(0.43)	(0.73)	(0.72)
Distributions (from capital gains)	—	(1.38)	(0.37)	(0.64)	(1.03)
Total Dividends and Distributions	(0.91)	(1.92)	(0.80)	(1.37)	(1.75)
Net Asset Value, End of Period	$45.28	$40.01	$50.23	$43.58	$39.48
Total Return*	15.53%	(16.50)%	17.22%	14.31%	22.59%
Net Assets, End of Period (in thousands)	$418,783	$391,354	$512,742	$464,280	$446,026
Average Net Assets for the Period (in thousands)	$402,180	$427,360	$484,461	$430,893	$426,775
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.62%	0.62%	0.62%	0.62%
Ratio of Net Investment Income/(Loss)	2.14%	1.32%	0.91%	1.54%	1.99%
Portfolio Turnover Rate(2)	97%	89%	56%	80%	79%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

34	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$42.48	$53.15	$46.11	$41.70	$35.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.85	0.48	0.32	0.54	0.68
Net realized and unrealized gain/(loss)	5.54	(9.32)	7.42	5.15	7.11
Total from Investment Operations	6.39	(8.84)	7.74	5.69	7.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.82)	(0.45)	(0.33)	(0.64)	(0.65)
Distributions (from capital gains)	—	(1.38)	(0.37)	(0.64)	(1.03)
Total Dividends and Distributions	(0.82)	(1.83)	(0.70)	(1.28)	(1.68)
Net Asset Value, End of Period	$48.05	$42.48	$53.15	$46.11	$41.70
Total Return*	15.11%	(16.61)%	16.91%	14.05%	22.27%
Net Assets, End of Period (in thousands)	$7,961,766	$7,082,759	$8,272,771	$6,217,051	$4,845,966
Average Net Assets for the Period (in thousands)	$7,485,397	$7,368,652	$7,144,785	$5,239,258	$4,109,486
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.86%	0.86%	0.87%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.86%	0.87%	0.87%
Ratio of Net Investment Income/(Loss)	1.89%	1.09%	0.65%	1.28%	1.74%
Portfolio Turnover Rate(2)	97%	89%	56%	80%	79%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

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Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Balanced Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

36	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2023 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of this section.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

38	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Notes to Financial Statements

other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

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Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and

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losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Portfolio, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.

If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Portfolio may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

During the year, the Portfolio purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

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There were no credit default swaps held at December 31, 2023.

3. Other Investments and Strategies

Market Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, conflicts, including related sanctions, social unrest, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest

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rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Portfolio may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Collateral for To Be Announced Transactions.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay

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for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $31,482 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of

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Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,000 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 25,698,161	$ -	$(219,001,840)	$ -	$ (225,768)	$2,383,991,536

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(219,001,840)	$ -	$ (219,001,840)

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The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2023 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,148,844,008	$2,474,627,612	$(90,636,076)	$ 2,383,991,536

Information on the tax components of derivatives as of December 31, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 24,721,587	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 143,222,962	$ -	$ -	$ -

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 89,643,194	$ 220,906,248	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

6. Capital Share Transactions

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	562,948	$ 23,996,875	668,408	$ 28,696,770
Reinvested dividends and distributions	192,712	8,446,199	464,031	18,537,666
Shares repurchased	(1,288,375)	(54,986,482)	(1,558,817)	(67,293,213)
Net Increase/(Decrease)	(532,715)	$ (22,543,408)	(426,378)	$ (20,058,777)
Service Shares:
Shares sold	6,728,027	$303,583,268	12,784,501	$592,847,704
Reinvested dividends and distributions	2,896,657	134,776,763	6,894,741	292,011,776
Shares repurchased	(10,686,923)	(482,490,598)	(8,576,547)	(389,093,083)
Net Increase/(Decrease)	(1,062,239)	$ (44,130,567)	11,102,695	$495,766,397

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7. Purchases and Sales of Investment Securities

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,883,175,163	$2,418,403,873	$ 4,486,409,796	$ 4,906,010,550

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Balanced Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2024

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3, 2023 and December 14-15, 2023, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2024 through February 1, 2025, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index.

In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2023, approximately 44% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2023, approximately 50% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2023 performance has been reasonable, noting that: (i) for the 12 months ended September 30, 2023, approximately 43% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; (ii) for the 36 months ended September 30, 2023, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; and (iii) for the 5- and 10-year periods ended September 30, 2023, approximately 63% and 66% of the Janus Henderson Funds were in the top two quartiles of performance, respectively, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2023 and the second Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting

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Additional Information (unaudited)

that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant referenced its past analyses from 2022, which found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) 9 of 11 Janus Henderson Funds had lower management fees than similar funds subadvised by the Adviser. As part of their review of the 2022 independent consultant findings, the Trustees noted that for the two Janus Henderson Funds that did not have lower management fees than similar funds subadvised by the Adviser, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2022 and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees noted that the Adviser reported no changes to its allocation methodology for the 2023 15(c) process; however, at the Trustees’ request, the independent fee consultant reviewed changes to the allocation methodology that were reflected in the 2021 data for the 2022 15(c) process, but were not separately analyzed by the independent fee consultant as part of its 2022 review. The independent fee consultant found the new allocation methodology and the rationale for the changes to be reasonable. Further, the independent fee consultant’s analysis of fund operating margins showed de minimis impact on operating margins as a result of the changes to the allocation methodology. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2022, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2023 report: (1) past analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 28% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 31% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have low flat-rate fees (the “Low Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets.

With respect to the Low Flat-Rate Fee Funds, the independent fee consultant concluded in its 2023 report that (1) 70% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on

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Additional Information (unaudited)

the Low Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.

The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

56	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Balanced Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2023:

Section 163(j) Interest Dividend	61%
Dividends Received Deduction Percentage	49%

58	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees' Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

60	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Board Member, Revitate Capital (alternate asset manager) (since 2023), Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

62	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Trustee, TIP (2008-2023), Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

64	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Formerly, Director of MGIC Investment Corporation (private mortgage insurance) (2013-2023), Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jeremiah Buckley 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	12/19-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Balanced Portfolio	2/20-Present

Head of U.S. Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

66	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present	Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

68	DECEMBER 31, 2023

Janus Henderson VIT Balanced Portfolio

Notes

NotesPage2

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Portfolios distributed by Janus Henderson Distributors US LLC
109-02-81113 02-24

ANNUAL REPORT December 31, 2023

Janus Henderson VIT Enterprise Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Enterprise Portfolio

Janus Henderson VIT Enterprise Portfolio (unaudited)

Cody Wheaton co-portfolio manager	Brian Demain co-portfolio manager

PERFORMANCE OVERVIEW

During the 12-month period ended December 31, 2023, Janus Henderson VIT Enterprise Portfolio’s Institutional Shares and Service Shares returned 18.07% and 17.78%, respectively. The Portfolio’s benchmark, the Russell Midcap® Growth Index, returned 25.87%. Stock selection in the information technology and financials sectors detracted from relative performance. Stock selection and an underweight allocation in the energy sector aided relative performance.

INVESTMENT ENVIRONMENT

The U.S. equity market delivered positive returns for the 12-month period ended December 31, 2023. However, stocks encountered periods of volatility as investors awaited clarity on the direction of Federal Reserve (Fed) policy, interest rates, and inflation. Economic growth appeared relatively resilient, as a strong job market supported consumer spending. Yet there were signs of slowing in other areas of the economy, especially manufacturing and housing. The Fed continued to raise its policy rates through July before leaving rates unchanged starting in September. However, policymakers warned that interest rates may need to remain high for an extended period to contain inflation, especially as oil prices surged in the third quarter. These worries led to a broad-based stock market decline in the third quarter. Stocks rallied strongly in the fourth quarter, however, as investor expectations shifted from fears of additional interest rate hikes to hopes that moderating inflation might persuade the Fed to reduce rates in 2024. Declining bond yields and falling crude oil prices were also tailwinds for investor sentiment and stock performance late in the year.

PERFORMANCE DISCUSSION

For several years, we have warned of imbalances in the mid-cap growth market, where we believed investors' pursuit of revenue growth often eclipsed the importance of profitability and valuation. We believed such imbalances were unsustainable, and we remained skeptical of disconnects between stock valuations and earnings growth. Our disciplined approach hindered our relative performance at times during the year, as we lacked exposure to several high-valuation stocks that were strong contributors to index returns. We continue to approach such stocks with caution, as we believe it is overly optimistic to expect these companies to deliver the sustained rapid earnings growth over many years needed to justify such valuations. We stand by our balanced approach that pursues growth while seeking to manage downside risks, including valuation risk.

Among individual holdings, ICU Medical, a supplier of IV delivery solutions, was a relative detractor. It has taken longer than expected to work through some of the operational challenges of its large acquisition of Smiths Medical and faced uncertainty over the impact of new GLP-1 weight-loss drugs on treatments for medical conditions typically associated with obesity. Despite this uncertainty, we continue to like ICU Medical for its strong competitive positioning and consumables business, which has provided recurring revenues.

Amdocs, another detractor, provides software-enabled consulting solutions that help telecommunication companies manage billing and network operations. We have been long-term investors in the company because of its relatively steady earnings growth, healthy margins, strong management team, and reasonable valuation. The company faced some earnings headwinds due to macroeconomic uncertainty and restructuring expenses. While these developments weighed on the stock price, we continue to own the stock given the long-term potential we have seen for the business.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Constellation Software was a top positive contributor. This diversified software company has continued to execute on its model while capitalizing on the consolidation of the vertical enterprise software market. We were impressed with its ability to strategically deploy capital in acquisitions while maintaining its returns on invested capital. We continue to like the company’s strategy of creating “mission critical” software for niche industries, where it operates with relatively little competition and has a high degree of pricing power.

National Instruments was also a contributor. National Instruments provides software-supported, productivity-enhancing systems used in engineering and scientific discovery. The stock jumped higher after global engineering company Emerson went public with a premium all-cash offer to acquire National Instruments, leading the two companies to begin merger talks. We saw Emerson’s interest in National Instruments as confirmation of our investment thesis, and we sold our holdings ahead of the closing of the merger between the two companies.

DERIVATIVES

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Janus Henderson VIT Enterprise Portfolio.

OUTLOOK

We remain cautiously optimistic on the outlook for 2024, even if we see potential risks. The fourth-quarter market rally was fueled by hopes for a “Goldilocks” scenario, in which growth slows just enough to curb inflation but not enough to risk recession. Yet this outcome is far from assured. We remain concerned about pockets of weakness in the U.S. economy, including increased strain on consumer budgets. We also see economic risks overseas, especially in China. Geopolitical developments could have reverberations for economic growth and inflation. Moreover, we remain concerned about elevated valuations in parts of the mid-cap market. For these reasons, we see the potential for increased equity market volatility if the economy slows by more than expected or if the Fed takes a more hawkish approach than investors anticipate. At the same time, we would caution against too much negativity. Even if the economy slips into a recession, we are not expecting a supply side-driven economic dislocation, as we saw in 2020, nor a wider financial crisis, like in 2008. Rather, we expect to see a relatively short and shallow business downturn that well-managed, well-funded companies should be able to successfully navigate. We also believe our fund is well positioned for this environment due to our focus on companies with strong balance sheets, sustainable competitive advantages, and healthy earnings trajectories. We continue to favor companies with low debt levels and strong free cash flow, which reduces their need for outside funding. We believe this disciplined approach is the best way to manage near-term uncertainty while providing long-term investment returns.

Thank you for your investment in Janus Henderson VIT Enterprise Portfolio.

Return On Invested Capital (ROIC) is a measure of how effectively a company used the money invested in its operations.

Volatility measures risk using the dispersion of returns for a given investment.

Free cash flow (FCF) yield is a financial ratio that measures how much cash flow a company has in case of its liquidation or other obligations by comparing the free cash flow per share with the market price per share and indicates the level of cash flow the company will earn against its share market value%

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

2	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Constellation Software Inc/Canada	3.75%	1.08%	Revvity Inc	1.58%	-0.86%
Magellan Midstream Partners LP	1.59%	0.84%	ICU Medical Inc	1.07%	-0.76%
National Instruments Corp	0.90%	0.63%	Amdocs Ltd	2.55%	-0.75%
ON Semiconductor Corp	3.75%	0.56%	Teleflex Inc	2.29%	-0.60%
Cimpress PLC	0.58%	0.52%	Sensata Technologies Holding PLC	1.72%	-0.57%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Energy	1.95%	1.99%	4.24%
	Consumer Staples	0.37%	0.55%	3.06%
	Real Estate	0.13%	1.31%	1.79%
	Health Care	-0.33%	17.45%	18.60%
	Materials	-0.33%	1.39%	2.38%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Growth Index
		Contribution	Average Weight	Average Weight
	Financials	-1.97%	12.16%	8.44%
	Information Technology	-1.89%	29.84%	24.27%
	Consumer Discretionary	-1.63%	6.25%	14.14%
	Communication Services	-1.20%	2.55%	4.26%
	Industrials	-0.80%	22.14%	18.51%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Constellation Software Inc/Canada
Software	4.4%
Boston Scientific Corp
Health Care Equipment & Supplies	3.2%
GoDaddy Inc
Information Technology Services	3.2%
Teleflex Inc
Health Care Equipment & Supplies	2.7%
SS&C Technologies Holdings Inc
Professional Services	2.7%
16.2%

Asset Allocation - (% of Net Assets)
Common Stocks	98.1%
Investment Companies	2.1%
Warrants	0.0%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2023	As of December 31, 2022

4	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	18.07%	13.42%	12.10%	11.05%	0.72%
Service Shares	17.78%	13.14%	11.82%	10.77%	0.96%
Russell Midcap Growth Index	25.87%	13.81%	10.57%	9.97%
Morningstar Quartile - Institutional Shares	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	393/557	177/519	19/479	17/137

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged.

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Janus Henderson VIT Enterprise Portfolio (unaudited)

Performance

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Net Annualized Expense Ratio (7/1/23 - 12/31/23)
Institutional Shares	$1,000.00	$1,045.20	$3.66	$1,000.00	$1,021.63	$3.62	0.71%
Service Shares	$1,000.00	$1,043.80	$4.95	$1,000.00	$1,020.37	$4.89	0.96%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2023

Shares		Value
Common Stocks– 98.1%
Aerospace & Defense – 1.4%
L3Harris Technologies Inc	106,142	$22,355,628
Airlines – 1.3%
Ryanair Holdings PLC (ADR)*	145,671	19,426,685
Biotechnology – 2.6%
Argenx SE (ADR)*	28,582	10,873,450
Ascendis Pharma A/S (ADR)*	81,843	10,308,126
BioMarin Pharmaceutical Inc*	117,158	11,296,374
Sarepta Therapeutics Inc*	80,008	7,715,171
		40,193,121
Capital Markets – 3.1%
Cboe Global Markets Inc	62,738	11,202,497
Charles Schwab Corp	193,988	13,346,374
LPL Financial Holdings Inc	104,552	23,798,126
		48,346,997
Chemicals – 1.0%
Corteva Inc	317,379	15,208,802
Commercial Services & Supplies – 4.5%
Cimpress PLC*	155,603	12,456,020
Clean Harbors Inc*	64,363	11,231,987
RB Global Inc	191,126	12,784,418
Rentokil Initial PLC	708,208	3,978,413
Rentokil Initial PLC (ADR)	521,599	14,922,947
Veralto Corp	175,268	14,417,546
Vestis Corp	37,667	796,280
		70,587,611
Diversified Consumer Services – 0.2%
Frontdoor Inc*	100,377	3,535,278
Diversified Financial Services – 4.1%
Fidelity National Information Services Inc	186,838	11,223,359
Global Payments Inc	101,317	12,867,259
WEX Inc*	199,240	38,762,142
		62,852,760
Electric Utilities – 1.7%
Alliant Energy Corp	517,544	26,550,007
Electrical Equipment – 1.9%
Regal Beloit Corp	47,976	7,101,408
Sensata Technologies Holding PLC	598,656	22,491,506
		29,592,914
Electronic Equipment, Instruments & Components – 5.8%
Flex Ltd*	1,368,567	41,686,551
TE Connectivity Ltd	110,549	15,532,135
Teledyne Technologies Inc*	74,596	33,291,449
		90,510,135
Entertainment – 1.8%
Liberty Media Corp-Liberty Formula One - Series A*	41,105	2,383,268
Liberty Media Corp-Liberty Formula One - Series C*	415,127	26,206,968
		28,590,236
Food & Staples Retailing – 0.8%
Dollar Tree Inc*	81,794	11,618,838
Health Care Equipment & Supplies – 9.3%
Boston Scientific Corp*	847,247	48,979,349
Cooper Cos Inc	39,891	15,096,350
Dentsply Sirona Inc	381,227	13,567,869
ICU Medical Inc*	103,035	10,276,711
STERIS PLC	65,584	14,418,642
Teleflex Inc	169,232	42,196,307
		144,535,228

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2023

Shares		Value
Common Stocks– (continued)
Hotels, Restaurants & Leisure – 1.9%
Aramark	629,923	$17,700,836
Entain PLC	934,019	11,834,145
		29,534,981
Information Technology Services – 5.4%
Amdocs Ltd	396,235	34,825,094
GoDaddy Inc*	461,222	48,963,328
		83,788,422
Insurance – 5.3%
Intact Financial Corp	273,326	42,056,184
Ryan Specialty Group Holdings Inc - Class A*	175,683	7,557,883
WR Berkley Corp	466,546	32,994,133
		82,608,200
Interactive Media & Services – 0.4%
Ziff Davis Inc*	101,468	6,817,635
Life Sciences Tools & Services – 4.9%
Avantor Inc*	825,636	18,849,270
Illumina Inc*	72,346	10,073,457
PerkinElmer Inc	298,824	32,664,451
Waters Corp*	43,954	14,470,975
		76,058,153
Machinery – 4.7%
Fortive Corp	256,477	18,884,402
Ingersoll Rand Inc	351,047	27,149,975
Wabtec Corp	213,068	27,038,329
		73,072,706
Multi-Utilities – 1.3%
Ameren Corp	287,190	20,775,325
Oil, Gas & Consumable Fuels – 1.5%
ONEOK Inc	330,925	23,237,553
Pharmaceuticals – 0.8%
Catalent Inc*	275,578	12,381,720
Professional Services – 6.5%
Broadridge Financial Solutions Inc	145,740	29,986,005
Ceridian HCM Holding Inc*	270,759	18,173,344
SS&C Technologies Holdings Inc	690,021	42,167,183
TransUnion	159,265	10,943,098
		101,269,630
Road & Rail – 3.6%
JB Hunt Transport Services Inc	175,744	35,103,107
TFI International Inc	147,782	20,095,396
		55,198,503
Semiconductor & Semiconductor Equipment – 8.5%
KLA Corp	26,964	15,674,173
Lam Research Corp	18,775	14,705,707
Microchip Technology Inc	310,917	28,038,495
NXP Semiconductors NV	146,021	33,538,103
ON Semiconductor Corp*	477,356	39,873,547
		131,830,025
Software – 7.1%
Atlassian Corp - Class A*	33,719	8,020,401
Constellation Software Inc/Canada	27,394	67,927,154
Dynatrace Inc*	187,561	10,257,711
Nice Ltd (ADR)*	95,846	19,122,235
Topicus.com Inc*	68,941	4,643,592
		109,971,093
Specialized Real Estate Investment Trusts (REITs) – 1.4%
Lamar Advertising Co	201,096	21,372,483

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2023

Shares		Value
Common Stocks– (continued)
Specialty Retail – 2.3%
Burlington Stores Inc*	59,991	$11,667,050
CarMax Inc*	287,418	22,056,457
Wayfair Inc - Class A*	19,053	1,175,570
		34,899,077
Textiles, Apparel & Luxury Goods – 0.9%
Gildan Activewear Inc	415,376	13,732,331
Trading Companies & Distributors – 2.1%
Ferguson PLC	166,856	32,214,888
Total Common Stocks (cost $954,703,365)		1,522,666,965
Warrants– 0%
Software – 0%
Constellation Software Inc/Canada, expires 3/31/40*,¢((cost $0)	27,541	2
Investment Companies– 2.1%
Money Markets – 2.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº,£((cost $33,639,419)	33,634,450	33,641,177
Total Investments (total cost $988,342,784) – 100.2%		1,556,308,144
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(3,743,738)
Net Assets – 100%		$1,552,564,406

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,304,603,066	83.8%
Canada	161,239,077	10.4
United Kingdom	30,735,505	2.0
Ireland	19,426,685	1.2
Israel	19,122,235	1.2
Belgium	10,873,450	0.7
Denmark	10,308,126	0.7

Total	$1,556,308,144	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/23
Investment Companies - 2.1%
Money Markets - 2.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	$2,013,205	$3,126	$(3,042)	$33,641,177
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	10,871∆	-	-	-
Total Affiliated Investments - 2.1%	$2,024,076	$3,126	$(3,042)	$33,641,177

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 12/31/23
Investment Companies - 2.1%
Money Markets - 2.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	40,155,127	180,861,053	(187,375,087)	33,641,177
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	5,597,967	117,353,005	(122,950,972)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2023

Schedule of Forward Foreign Currency Exchange Contracts

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America, National Association:
Canadian Dollar	1/18/24	1,092,000	$(798,678)	$25,757
Canadian Dollar	1/18/24	(1,353,000)	988,266	(33,218)
Euro	1/18/24	666,000	(704,276)	31,400

				23,939
Barclays Capital, Inc.:
Canadian Dollar	1/18/24	(10,624,000)	7,765,480	(255,397)
Euro	1/18/24	704,000	(749,357)	28,294
Euro	1/18/24	(4,689,000)	4,956,853	(222,698)

				(449,801)
BNP Paribas:
Euro	1/18/24	380,000	(401,747)	18,007
Citibank, National Association:
Canadian Dollar	1/18/24	1,672,000	(1,252,834)	9,488
Canadian Dollar	1/18/24	(8,016,000)	5,857,665	(194,231)
Euro	1/18/24	2,922,000	(3,214,032)	13,660
Euro	1/18/24	(5,639,000)	5,964,887	(264,051)

				(435,134)
Goldman Sachs & Co. LLC:
Canadian Dollar	1/18/24	(673,000)	491,767	(16,333)
Euro	1/18/24	(3,952,000)	4,231,757	(133,691)

				(150,024)
HSBC Securities (USA), Inc.:
Canadian Dollar	1/18/24	(9,237,000)	6,757,103	(216,621)
Euro	1/18/24	(5,201,400)	5,538,022	(207,536)

				(424,157)
JPMorgan Chase Bank, National Association:
Canadian Dollar	1/18/24	(13,935,000)	10,174,692	(345,915)
Euro	1/18/24	662,000	(703,147)	28,110
Euro	1/18/24	(1,301,000)	1,445,895	8,788
Euro	1/18/24	(8,153,400)	8,663,209	(343,179)

				(652,196)
Morgan Stanley & Co. International PLC:
Canadian Dollar	1/18/24	107,000	(78,265)	2,518
Euro	1/18/24	(423,000)	447,433	(19,820)

				(17,302)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2023

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
State Street Bank and Trust Company:
Canadian Dollar	1/18/24	1,370,000	$(995,145)	39,174
Canadian Dollar	1/18/24	1,476,000	(1,115,359)	(1,013)
Canadian Dollar	1/18/24	(13,550,000)	9,903,472	(326,468)
Euro	1/18/24	1,056,000	(1,163,730)	2,746
Euro	1/18/24	(9,515,000)	10,066,023	(444,412)

				(729,973)
Total				$(2,816,641)

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Portfolio	Return Received by the Portfolio	Payment Frequency	Termination Date	Notional Amount	Swap Contracts, at Value and Unrealized Appreciation/ (Depreciation)

UBS AG, London Branch:

Euro short-term rate + 0.55%	Ryanair Holdings PLC	At Maturity	1/8/25	2,042,841	EUR	$23,893

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2023

	Currency Contracts	Equity Contracts	Total
Asset Derivatives:
Forward foreign currency exchange contracts	$ 207,942	$ -	$ 207,942
Swaps - OTC, at value	-	23,893	$ 23,893

Total Asset Derivatives	$ 207,942	$23,893	$ 231,835
Liability Derivatives:
Forward foreign currency exchange contracts	$3,024,583	$ -	$3,024,583

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2023

The following tables provide information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$ 1,415,870	$ -	$ 1,415,870

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Forward foreign currency exchange contracts	$(2,483,023)	$ -	$(2,483,023)
Swap contracts	-	23,893	$ 23,893

Total	$(2,483,023)	$23,893	$(2,459,130)

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2023

Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$10,388,473
Average amounts sold - in USD	79,068,299
Total return swaps:
Average notional amount	157,142

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio

Schedule of Investments

December 31, 2023

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$57,157	$(33,218)	$—	$23,939
Barclays Capital, Inc.	28,294	(28,294)	—	—
BNP Paribas	18,007	—	—	18,007
Citibank, National Association	23,148	(23,148)	—	—
JPMorgan Chase Bank, National Association	36,898	(36,898)	—	—
Morgan Stanley & Co. International PLC	2,518	(2,518)	—	—
State Street Bank and Trust Company	41,920	(41,920)	—	—
UBS AG, London Branch	23,893	—	—	23,893

Total	$231,835	$(165,996)	$—	$65,839
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America, National Association	$33,218	$(33,218)	$—	$—
Barclays Capital, Inc.	478,095	(28,294)	—	449,801
Citibank, National Association	458,282	(23,148)	—	435,134
Goldman Sachs & Co. LLC	150,024	—	—	150,024
HSBC Securities (USA), Inc.	424,157	—	—	424,157
JPMorgan Chase Bank, National Association	689,094	(36,898)	—	652,196
Morgan Stanley & Co. International PLC	19,820	(2,518)	—	17,302
State Street Bank and Trust Company	771,893	(41,920)	—	729,973

Total	$3,024,583	$(165,996)	$—	$2,858,587
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended December 31, 2023 is $2, which represents 0.0% of net assets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

16	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,522,666,965	$-	$-
Warrants	-	-	2
Investment Companies	-	33,641,177	-
Total Investments in Securities	$1,522,666,965	$33,641,177	$2
Other Financial Instruments(a):
OTC Swaps	-	23,893	-
Forward Foreign Currency Exchange Contracts	-	207,942	-
Total Assets	$1,522,666,965	$33,873,012	$2
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$3,024,583	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Aspen Series	17

Janus Henderson VIT Enterprise Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets:
Unaffiliated investments, at value (cost $954,703,365)	$1,522,666,967
Affiliated investments, at value (cost $33,639,419)	33,641,177
Cash	20
Forward foreign currency exchange contracts	207,942
OTC swap contracts, at value (net premium received $0)	23,893
Trustees' deferred compensation	42,611
Receivables:
Dividends	750,886
Portfolio shares sold	570,370
Dividends from affiliates	135,857
Other assets	15,881
Total Assets	1,558,055,604
Liabilities:
Forward foreign currency exchange contracts	3,024,583
Payables:	—
Portfolio shares repurchased	1,183,535
Advisory fees	849,143
12b-1 Distribution and shareholder servicing fees	196,356
Transfer agent fees and expenses	68,850
Professional fees	45,121
Trustees' deferred compensation fees	42,611
Affiliated portfolio administration fees payable	3,317
Trustees' fees and expenses	1,701
Custodian fees	1,402
Accrued expenses and other payables	74,579
Total Liabilities	5,491,198
Net Assets	$1,552,564,406
Net Assets Consist of:
Capital (par value and paid-in surplus)	$900,241,151
Total distributable earnings (loss)	652,323,255
Total Net Assets	$1,552,564,406
Net Assets - Institutional Shares	$636,056,412
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,312,215
Net Asset Value Per Share	$76.52
Net Assets - Service Shares	$916,507,994
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	13,404,263
Net Asset Value Per Share	$68.37

See Notes to Financial Statements.

18	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio

Statement of Operations

For the year ended December 31, 2023

Investment Income:
Dividends	$16,307,362
Dividends from affiliates	2,013,205
Affiliated securities lending income, net	10,871
Unaffiliated securities lending income, net	3,945
Other income	2,124
Foreign tax withheld	(589,903)
Total Investment Income	17,747,604
Expenses:
Advisory fees	9,350,039
12b-1 Distribution and shareholder servicing fees:
Service Shares	2,149,648
Transfer agent administrative fees and expenses:
Institutional Shares	300,567
Service Shares	429,905
Other transfer agent fees and expenses:
Institutional Shares	12,402
Service Shares	12,145
Shareholder reports expense	79,085
Professional fees	65,817
Affiliated portfolio administration fees	46,962
Custodian fees	34,381
Trustees’ fees and expenses	34,014
Registration fees	18,884
Other expenses	111,701
Total Expenses	12,645,550
Net Investment Income/(Loss)	5,102,054
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	71,187,138
Investments in affiliates	3,126
Forward foreign currency exchange contracts	1,415,870
Total Net Realized Gain/(Loss) on Investments	72,606,134
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	165,157,942
Investments in affiliates	(3,042)
Forward foreign currency exchange contracts	(2,483,023)
Swap contracts	23,893
Total Change in Unrealized Net Appreciation/Depreciation	162,695,770
Net Increase/(Decrease) in Net Assets Resulting from Operations	$240,403,958

See Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Enterprise Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$5,102,054	$2,045,248
Net realized gain/(loss) on investments	72,606,134	106,953,153
Change in unrealized net appreciation/depreciation	162,695,770	(389,777,120)
Net Increase/(Decrease) in Net Assets Resulting from Operations	240,403,958	(280,778,719)
Dividends and Distributions to Shareholders:
Institutional Shares	(41,418,577)	(101,837,326)
Service Shares	(66,077,334)	(150,632,250)
Net Decrease from Dividends and Distributions to Shareholders	(107,495,911)	(252,469,576)
Capital Share Transactions:
Institutional Shares	13,208,769	47,548,097
Service Shares	32,921,076	82,852,392
Net Increase/(Decrease) from Capital Share Transactions	46,129,845	130,400,489
Net Increase/(Decrease) in Net Assets	179,037,892	(402,847,806)
Net Assets:
Beginning of period	1,373,526,514	1,776,374,320
End of period	$1,552,564,406	$1,373,526,514

See Notes to Financial Statements.

20	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$69.58	$100.51	$94.21	$85.46	$67.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.20	0.22	0.20	0.29
Net realized and unrealized gain/(loss)	11.85	(16.86)	14.99	14.53	23.06
Total from Investment Operations	12.21	(16.66)	15.21	14.73	23.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.17)	(0.33)	(0.06)	(0.16)
Distributions (from capital gains)	(5.15)	(14.10)	(8.58)	(5.92)	(4.75)
Total Dividends and Distributions	(5.27)	(14.27)	(8.91)	(5.98)	(4.91)
Net Asset Value, End of Period	$76.52	$69.58	$100.51	$94.21	$85.46
Total Return*	18.07%	(15.94)%	16.83%	19.47%	35.48%
Net Assets, End of Period (in thousands)	$636,056	$565,810	$736,679	$768,141	$791,044
Average Net Assets for the Period (in thousands)	$602,500	$622,822	$763,345	$699,442	$707,052
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.72%	0.71%	0.72%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.72%	0.71%	0.72%	0.72%
Ratio of Net Investment Income/(Loss)	0.49%	0.28%	0.22%	0.25%	0.37%
Portfolio Turnover Rate	13%	15%	17%	16%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

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Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$62.78	$92.49	$87.46	$79.93	$63.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.02	(0.03)	—(2)	0.09
Net realized and unrealized gain/(loss)	10.64	(15.57)	13.87	13.45	21.63
Total from Investment Operations	10.80	(15.55)	13.84	13.45	21.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.06)	(0.23)	—	(0.04)
Distributions (from capital gains)	(5.15)	(14.10)	(8.58)	(5.92)	(4.75)
Total Dividends and Distributions	(5.21)	(14.16)	(8.81)	(5.92)	(4.79)
Net Asset Value, End of Period	$68.37	$62.78	$92.49	$87.46	$79.93
Total Return*	17.78%	(16.15)%	16.54%	19.18%	35.14%
Net Assets, End of Period (in thousands)	$916,508	$807,716	$1,039,696	$922,221	$821,408
Average Net Assets for the Period (in thousands)	$861,735	$856,909	$987,585	$773,949	$734,274
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.96%	0.96%	0.97%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.96%	0.96%	0.97%	0.97%
Ratio of Net Investment Income/(Loss)	0.25%	0.03%	(0.03)%	0.00%(3)	0.12%
Portfolio Turnover Rate	13%	15%	17%	16%	14%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

22	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Enterprise Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

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Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

24	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2023 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than

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Notes to Financial Statements

the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short

26	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Portfolio may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Portfolio may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Portfolio is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Portfolio entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

During the year, the Portfolio entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Portfolio.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The

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Notes to Financial Statements

regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

During the year, the Portfolio entered into total return swaps on equity securities to increase exposure to equity risk. These total return swaps require the Portfolio to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Portfolio will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

3. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, conflicts, including related sanctions, social unrest, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery,

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

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Notes to Financial Statements

There were no securities on loan as of December 31, 2023.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities tables located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2023” table located in the Portfolio’s Schedule of Investments.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

The Portfolio generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to these contracts. Certain securities may be segregated at the Portfolio’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Portfolio’s corresponding forward foreign currency exchange contract's obligation value.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $31,482 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,000 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”),

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Notes to Financial Statements

when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2023, the Portfolio engaged in cross trades amounting to $726,953 in purchases and $929,182 in sales, resulting in a net realized loss of $131,646. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ 83,821,373	$ -	$ -	$ (16,404)	$568,518,286

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 987,789,858	$623,705,334	$(55,187,048)	$ 568,518,286

Information on the tax components of derivatives as of December 31, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ (2,816,641)	$ 23,893	$ -	$ 23,893

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Janus Henderson VIT Enterprise Portfolio

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 107,495,911	$ -	$ 3,404,793

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 4,595,823	$ 247,873,753	$ -	$ 354,193

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

6. Capital Share Transactions

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	1,224,720	$ 88,891,456	859,419	$ 67,479,327
Reinvested dividends and distributions	578,639	41,418,577	1,528,171	101,837,326
Shares repurchased	(1,623,431)	(117,101,264)	(1,585,011)	(121,768,556)
Net Increase/(Decrease)	179,928	$ 13,208,769	802,579	$ 47,548,097
Service Shares:
Shares sold	1,780,953	$115,982,113	1,300,146	$ 92,790,148
Reinvested dividends and distributions	1,033,087	66,077,334	2,501,781	150,632,250
Shares repurchased	(2,276,110)	(149,138,371)	(2,176,698)	(160,570,006)
Net Increase/(Decrease)	537,930	$ 32,921,076	1,625,229	$ 82,852,392

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$192,115,115	$235,372,972	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Enterprise Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Enterprise Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2024

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3, 2023 and December 14-15, 2023, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2024 through February 1, 2025, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index.

In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2023, approximately 44% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2023, approximately 50% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2023 performance has been reasonable, noting that: (i) for the 12 months ended September 30, 2023, approximately 43% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; (ii) for the 36 months ended September 30, 2023, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; and (iii) for the 5- and 10-year periods ended September 30, 2023, approximately 63% and 66% of the Janus Henderson Funds were in the top two quartiles of performance, respectively, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2023 and the second Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting

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Janus Henderson VIT Enterprise Portfolio

Additional Information (unaudited)

that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant referenced its past analyses from 2022, which found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) 9 of 11 Janus Henderson Funds had lower management fees than similar funds subadvised by the Adviser. As part of their review of the 2022 independent consultant findings, the Trustees noted that for the two Janus Henderson Funds that did not have lower management fees than similar funds subadvised by the Adviser, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2022 and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees noted that the Adviser reported no changes to its allocation methodology for the 2023 15(c) process; however, at the Trustees’ request, the independent fee consultant reviewed changes to the allocation methodology that were reflected in the 2021 data for the 2022 15(c) process, but were not separately analyzed by the independent fee consultant as part of its 2022 review. The independent fee consultant found the new allocation methodology and the rationale for the changes to be reasonable. Further, the independent fee consultant’s analysis of fund operating margins showed de minimis impact on operating margins as a result of the changes to the allocation methodology. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2022, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2023 report: (1) past analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 28% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 31% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have low flat-rate fees (the “Low Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets.

With respect to the Low Flat-Rate Fee Funds, the independent fee consultant concluded in its 2023 report that (1) 70% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on

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Additional Information (unaudited)

the Low Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.

The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2023:

Capital Gain Distributions	$107,495,911
Dividends Received Deduction Percentage	100%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees' Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Board Member, Revitate Capital (alternate asset manager) (since 2023), Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Trustee, TIP (2008-2023), Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Formerly, Director of MGIC Investment Corporation (private mortgage insurance) (2013-2023), Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Brian Demain 151 Detroit Street Denver, CO 80206 DOB: 1977	Executive Vice President and Lead Portfolio Manager Janus Henderson Enterprise Portfolio	11/07-Present	Portfolio Manager for other Janus Henderson accounts.
Cody Wheaton 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Enterprise Portfolio	7/16-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

52	DECEMBER 31, 2023

Janus Henderson VIT Enterprise Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present	Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Portfolios distributed by Janus Henderson Distributors US LLC
109-02-81116 02-24

ANNUAL REPORT December 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Flexible Bond Portfolio

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Greg Wilensky co-portfolio manager	Michael Keough co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2023, the Janus Henderson VIT Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 5.50% and 5.29%, respectively, compared with 5.53% for the portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

The Federal Reserve (Fed) entered the year with a hawkish tone that continued for most of 2023. Against a backdrop of better-than-expected gross domestic product (GDP) data and moderating inflation, fixed income spreads tightened throughout the first half of the year. This despite some turmoil caused by the collapse of several mid-sized U.S. banks and fears of contagion to Europe.

Fixed income markets briefly reversed course in the third quarter on fears of sustained higher interest rates, political dysfunction in the U.S., and growing worries about China’s lagging economic growth and real estate sector. The yield on the 10-year U.S. Treasury touched a post-2008 high of 4.99% in October.

Still, U.S. GDP continued to exceed expectations and inflation moderated. December 2023 CPI came in at 3.4% compared to 6.5% in December 2022, and the unemployment rate ended November 2023 flat versus the prior year, at 3.7%. After four interest rate increases in the first seven months of 2023, the Fed paused its rate hikes. Markets then cheered when the central bank took a decidedly dovish pivot in December, guiding toward multiple rate cuts in 2024 and an anticipated soft landing scenario for the economy.

The yield on the 10-year U.S. Treasury ended the period at 3.88%, relative to 3.87% at the end of 2022. Corporate investment-grade credit spreads (the difference in yield over Treasuries) ended 31 basis points (bps) tighter at 99 bps, as investors priced in the end of the rate-tightening cycle. High-yield spreads ended significantly tighter at 323 bps, versus 469 bps at the end of 2022. Agency mortgage-backed securities (MBS) experienced volatile spread levels but ultimately closed out the year 4 bps tighter at 47 bps.

PERFORMANCE DISCUSSION

The portfolio underperformed the Bloomberg US Aggregate Bond Index. Security selection within corporates and agency MBS were the main detractors. Overall interest-rate risk positioning contributed, as did our asset allocation decisions.

Treasury rates were highly volatile during the period. We entered the year with a small duration underweight relative to the benchmark and actively managed duration amid the volatility. As Treasury rates rose late in the third quarter and into the fourth quarter, we added interest rate risk. We believed the rate sell-off was unjustified, considering the progress that had been made on inflation, coupled with the likelihood that the Fed was done raising rates. Our duration position touched nearly seven years in October – the highest ever in the strategy.

We trimmed our duration position as rates rallied in November and December but still ended the year with a small duration overweight. We believe that with a dovish Fed, rates are likely to fall further in 2024, and we also like the defensive characteristics of higher-duration exposure in the event the economy cools faster than expected.

We also maintained more spread risk than the benchmark throughout the period. This helped as spreads tightened broadly on the back of economic data that suggested the

Janus Aspen Series	1

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

chances for a soft landing had increased. Corporate investment-grade credit spreads narrowed to under 100 bps – a level not seen for 24 months and a sign that the corporate credit market has embraced the soft landing. We trimmed our corporate allocation following the rally in credit spreads in November and December, but still ended the year with a higher allocation to corporates relative to the end of 2022. While corporate spreads are trading tighter than their long-term averages, economic and labor market data remain encouraging and corporate issuers continue to exhibit stronger fundamentals than we’ve typically seen at this point in the cycle.

We increased our overweight allocation to securitized sectors, as we continue to identify high-quality securitized assets at attractive valuations. Securitized spreads are trading cheap relative to corporates and to their long-term average levels, and therefore we see opportunity for strong risk-adjusted returns in these sectors.

As credit spread products delivered excess returns during the year, valuations have priced in a lot of the more favorable economic outlook. Nevertheless, we continue to think the yields available in these sectors are attractive and may drive strong investor demand.

DERIVATIVES USAGE

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the portfolio.

OUTLOOK

Following two years of tough talk and aggressive rate hikes, the Fed delivered some holiday cheer by way of a dovish pivot at its December meeting. Inflation has made a sustained move back toward target, allowing the central bank to signal its intent to transition from a 24-month tightening campaign to an easing cycle. This is broadly positive for the economy and fixed income markets.

Looser financial conditions and lower interest rates should bring some welcome relief for consumers and corporations. We also expect the Fed's focus on both components of its dual mandate to shift back into balance. With inflation far too high in 2022 and 2023, the central bank was focused only on one side of its mandate – namely, stable prices. Given its increased confidence that inflation will move back to its 2% target, the Fed recently highlighted the need to also focus on the other side of its mandate – full employment.

We believe the key result of this policy shift will likely be a favorable multiyear outlook for fixed income returns. We expect demand for the fixed income asset class to increase, as investors will be able to lock in attractive yields and benefit from the diversification that bonds may bring to multi-asset portfolios.

While the outlook has continued to improve, we must also acknowledge the risks. We believe we are yet to feel the full cumulative impacts of prior rate hikes. Monetary policy works in long and variable lags, and while the most intense headwinds of rising rates may be behind us, we should not discount the effect on the economy of a federal funds rate that is 525 bps above where it was a couple of years ago. As such, we think a slowdown in growth is likely but the extent thereof remains an open question. Nonetheless, it bodes well that the Fed is now in a stronger position to lower rates if the economy shows signs of weakness.

In 2024, our focus will be on the health of the consumer, the job market outlook, and how corporations fare through this environment. We still favor an overweight to both credit spread and interest rate risk, as the economy remains resilient and rate cuts are now on the table. Further, we continue to favor securitized sectors for their relative value and higher-rated assets for their defensiveness, in case we witness economic softening.

Thank you for your investment in Janus Henderson VIT Flexible Bond Portfolio.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

2	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

Fund Profile
30-day SEC Yield*	Without Reimbursement	With Reimbursement
Institutional Shares	4.85%	4.90%
Service Shares	4.59%	4.64%
Weighted Average Maturity		7.5 Years
Average Effective Duration**		6.3 Years
* Yield will fluctuate.
** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	1.9%
AA	50.8%
A	9.5%
BBB	16.5%
BB	1.4%
Not Rated	18.3%
Other	1.6%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Mortgage-Backed Securities	29.1%
Corporate Bonds	24.1%
Asset-Backed/Commercial Mortgage-Backed Securities	23.5%
United States Treasury Notes/Bonds	21.1%
Investment Companies	8.9%
Investments Purchased with Cash Collateral from Securities Lending	2.8%
Other	(9.5)%
100.0%

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	5.50%	1.79%	1.91%	5.32%	0.60%	0.57%
Service Shares	5.29%	1.55%	1.66%	5.09%	0.85%	0.82%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%	4.35%
Morningstar Quartile - Institutional Shares	4th	2nd	3rd	1st
Morningstar Ranking - based on total returns for Intermediate Core - Plus Bond Funds	473/640	168/566	250/482	7/176

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

4	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period commencing on April 28, 2023. This contractual waiver may be terminated or modified only at the discretion of the Board of Trustees. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Flexible Bond Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Net Annualized Expense Ratio (7/1/23 - 12/31/23)
Institutional Shares	$1,000.00	$1,037.70	$2.93	$1,000.00	$1,022.33	$2.91	0.57%
Service Shares	$1,000.00	$1,036.60	$4.21	$1,000.00	$1,021.07	$4.18	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– 23.5%
208 Park Avenue Mortgage Trust 2017-280P,
CME Term SOFR 1 Month + 1.1800%, 6.5380%, 9/15/34 (144A)‡	$629,029	$605,210
A&D Mortgage Trust 2023-NQM2 A1, 6.1320%, 5/25/68 (144A)Ç	993,645	988,923
A&D Mortgage Trust 2023-NQM4 A1, 7.4720%, 9/25/68 (144A)Ç	922,991	937,886
A&D Mortgage Trust 2023-NQM5 A1, 7.0490%, 11/25/68 (144A)Ç	459,389	463,591
ACC Auto Trust 2022-A A, 4.5800%, 7/15/26 (144A)	129,496	128,720
Aimco 2020-11A AR,
CME Term SOFR 3 Month + 1.3916%, 6.7944%, 10/17/34 (144A)‡	330,000	329,758
Angel Oak Mortgage Trust I LLC 2019-5, 2.5930%, 10/25/49 (144A)‡	62,661	60,321
Angel Oak Mortgage Trust I LLC 2019-6,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 0.9500%, 2.6200%, 11/25/59 (144A)‡	56,418	54,290
Angel Oak Mortgage Trust I LLC 2020-2,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 2.2000%, 2.5310%, 1/26/65 (144A)‡	183,967	165,900
Angel Oak Mortgage Trust I LLC 2020-3,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.0000%, 2.4100%, 4/25/65 (144A)‡	145,541	133,889
Aqua Finance Trust 2021-A A, 1.5400%, 7/17/46 (144A)	273,120	243,921
ARES CLO Ltd 2021-60A A,
CME Term SOFR 3 Month + 1.3816%, 6.6915%, 7/18/34 (144A)‡	278,000	277,707
Arivo Acceptance Auto Loan Receivables 2022-1A A, 3.9300%, 5/15/28 (144A)	196,322	192,425
Atalaya Equipment Leasing Fund I LP 2021-1A A2, 1.2300%, 5/15/26 (144A)	110,546	109,514
Babson CLO Ltd 2018-3A A1,
CME Term SOFR 3 Month + 1.2116%, 6.6274%, 7/20/29 (144A)‡	265,840	265,787
Babson CLO Ltd 2019-3A A1R,
CME Term SOFR 3 Month + 1.3316%, 6.7474%, 4/20/31 (144A)‡	1,208,000	1,207,998
Babson CLO Ltd 2020-4A A,
CME Term SOFR 3 Month + 1.4816%, 6.8974%, 1/20/32 (144A)‡	385,415	385,436
Bank 2018-BN12 A4, 4.2550%, 5/15/61‡	260,123	251,059
Barclays Commercial Mortgage Securities LLC 2015-SRCH,
4.1970%, 8/10/35 (144A)	1,447,000	1,323,335
BPR Trust 2022-OANA A,
CME Term SOFR 1 Month + 1.8980%, 7.2598%, 4/15/37 (144A)‡	2,104,000	2,069,619
BPR Trust 2023-BRK2 A, 6.8990%, 11/5/28 (144A)‡	1,289,000	1,349,738
BX Commercial Mortgage Trust 2019-MMP C,
CME Term SOFR 1 Month + 1.4940%, 6.8560%, 8/15/36 (144A)‡	271,641	263,563
BX Commercial Mortgage Trust 2019-OC11, 3.6050%, 12/9/41 (144A)	309,000	276,065
BX Commercial Mortgage Trust 2019-OC11, 3.8560%, 12/9/41 (144A)	614,000	546,463
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.0345%, 6.3963%, 10/15/36 (144A)‡	662,571	660,862
BX Commercial Mortgage Trust 2019-XL,
CME Term SOFR 1 Month + 1.1945%, 6.5563%, 10/15/36 (144A)‡	444,550	442,432
BX Commercial Mortgage Trust 2020-VKNG A,
CME Term SOFR 1 Month + 1.0445%, 6.4063%, 10/15/37 (144A)‡	188,443	186,956
BX Commercial Mortgage Trust 2021-LBA AJV,
CME Term SOFR 1 Month + 0.9145%, 6.2765%, 2/15/36 (144A)‡	848,000	833,898
BX Commercial Mortgage Trust 2021-LBA AV,
CME Term SOFR 1 Month + 0.9145%, 6.2765%, 2/15/36 (144A)‡	762,341	749,703
BX Commercial Mortgage Trust 2021-VINO A,
CME Term SOFR 1 Month + 0.7668%, 6.1288%, 5/15/38 (144A)‡	202,562	199,252
BX Commercial Mortgage Trust 2021-VOLT B,
CME Term SOFR 1 Month + 1.0645%, 6.4263%, 9/15/36 (144A)‡	1,043,000	1,016,025
BX Commercial Mortgage Trust 2021-VOLT D,
CME Term SOFR 1 Month + 1.7645%, 7.1263%, 9/15/36 (144A)‡	1,096,000	1,053,548
BX Commercial Mortgage Trust 2022-FOX2 A2,
CME Term SOFR 1 Month + 0.7492%, 6.1110%, 4/15/39 (144A)‡	1,019,651	990,597
BX Commercial Mortgage Trust 2023-VLT2 A,
CME Term SOFR 1 Month + 2.2810%, 7.6428%, 6/15/40 (144A)‡	288,000	287,302

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
BX Commercial Mortgage Trust 2023-VLT2 B,
CME Term SOFR 1 Month + 3.1290%, 8.4908%, 6/15/40 (144A)‡	$639,000	$637,607
BX Commercial Mortgage Trust 2023-VLT3 A,
CME Term SOFR 1 Month + 1.9400%, 7.3018%, 11/15/28 (144A)‡	1,158,226	1,156,954
BX Commercial Mortgage Trust 2023-VLT3 B,
CME Term SOFR 1 Month + 2.6890%, 8.0508%, 11/15/28 (144A)‡	993,397	991,980
CBAM CLO Management 2019-11RA A1,
CME Term SOFR 3 Month + 1.4416%, 6.8574%, 1/20/35 (144A)‡	1,312,000	1,308,716
CBAM CLO Management 2019-11RA B,
CME Term SOFR 3 Month + 2.0116%, 7.4274%, 1/20/35 (144A)‡	500,944	497,937
Cedar Funding Ltd 2019-11A A1R,
CME Term SOFR 3 Month + 1.3116%, 6.7048%, 5/29/32 (144A)‡	777,000	773,286
CENT Trust 2023-CITY A,
CME Term SOFR 1 Month + 2.6200%, 7.9818%, 9/15/38 (144A)‡	1,282,000	1,288,628
CF Hippolyta Issuer LLC 2021-1A A1, 1.5300%, 3/15/61 (144A)	1,132,822	1,013,179
CF Hippolyta Issuer LLC 2021-1A B1, 1.9800%, 3/15/61 (144A)	415,619	356,601
CF Hippolyta Issuer LLC 2022-1A A1, 5.9700%, 8/15/62 (144A)	1,232,162	1,226,085
CF Hippolyta Issuer LLC 2022-1A A2, 6.1100%, 8/15/62 (144A)	2,995,882	2,931,802
Chase Auto Credit Linked Notes 2021-2 B, 0.8890%, 12/26/28 (144A)	171,058	166,859
Chase Mortgage Finance Corp 2021-CL1 M1,
US 30 Day Average SOFR + 1.2000%, 6.5374%, 2/25/50 (144A)‡	500,062	482,888
CIFC Funding Ltd 2021-4A A,
CME Term SOFR 3 Month + 1.3116%, 6.7055%, 7/15/33 (144A)‡	1,057,088	1,057,062
CIFC Funding Ltd 2021-7A B,
CME Term SOFR 3 Month + 1.8616%, 7.2735%, 1/23/35 (144A)‡	383,807	381,148
CIM Trust 2021-NR1 A1, 2.5690%, 7/25/55 (144A)Ç	379,477	371,588
CIM Trust 2021-NR4 A1, 2.8160%, 10/25/61 (144A)Ç	245,423	231,224
Cold Storage Trust 2020-ICE5 A,
CME Term SOFR 1 Month + 1.0145%, 6.3719%, 11/15/37 (144A)‡	1,740,876	1,729,806
Cold Storage Trust 2020-ICE5 B,
CME Term SOFR 1 Month + 1.4145%, 6.7719%, 11/15/37 (144A)‡	774,597	765,311
Cold Storage Trust 2020-ICE5 C,
CME Term SOFR 1 Month + 1.7645%, 7.1219%, 11/15/37 (144A)‡	777,546	768,112
COLT Funding LLC 2020-2,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.5000%, 1.8530%, 3/25/65 (144A)‡	2,664	2,637
COLT Funding LLC 2020-3,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.2000%, 1.5060%, 4/27/65 (144A)‡	45,999	42,387
Connecticut Avenue Securities Trust 2018-R07,
US 30 Day Average SOFR + 2.5145%, 7.8519%, 4/25/31 (144A)‡	5,956	5,959
Connecticut Avenue Securities Trust 2019-R07,
US 30 Day Average SOFR + 2.2145%, 7.5519%, 10/25/39 (144A)‡	1,198	1,199
Connecticut Avenue Securities Trust 2021-R02 2M2,
US 30 Day Average SOFR + 2.0000%, 7.3374%, 11/25/41 (144A)‡	1,922,000	1,903,684
Connecticut Avenue Securities Trust 2021-R03 1M1,
US 30 Day Average SOFR + 0.8500%, 6.1874%, 12/25/41 (144A)‡	375,921	373,600
Connecticut Avenue Securities Trust 2021-R03 1M2,
US 30 Day Average SOFR + 1.6500%, 6.9874%, 12/25/41 (144A)‡	711,000	696,554
Connecticut Avenue Securities Trust 2022-R01 1B1,
US 30 Day Average SOFR + 3.1500%, 8.4874%, 12/25/41 (144A)‡	2,186,000	2,208,663
Connecticut Avenue Securities Trust 2022-R02 2M2,
US 30 Day Average SOFR + 3.0000%, 8.3374%, 1/25/42 (144A)‡	804,000	810,986
Connecticut Avenue Securities Trust 2022-R03 1M1,
US 30 Day Average SOFR + 2.1000%, 7.4374%, 3/25/42 (144A)‡	1,159,531	1,172,743
Connecticut Avenue Securities Trust 2022-R04 1M1,
US 30 Day Average SOFR + 2.0000%, 7.3374%, 3/25/42 (144A)‡	497,654	502,210
Connecticut Avenue Securities Trust 2022-R05 2M1,
US 30 Day Average SOFR + 1.9000%, 7.2374%, 4/25/42 (144A)‡	90,950	91,246

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Connecticut Avenue Securities Trust 2023-R01 1M1,
US 30 Day Average SOFR + 2.4000%, 7.7374%, 12/25/42 (144A)‡	$511,285	$519,409
Connecticut Avenue Securities Trust 2023-R03 2M1,
US 30 Day Average SOFR + 2.5000%, 7.8374%, 4/25/43 (144A)‡	715,488	715,480
Connecticut Avenue Securities Trust 2023-R06 1M1,
US 30 Day Average SOFR + 1.7000%, 7.0374%, 7/25/43 (144A)‡	778,624	778,617
Connecticut Avenue Securities Trust 2023-R07 2M1,
US 30 Day Average SOFR + 1.9500%, 7.2874%, 9/25/43 (144A)‡	360,070	360,068
Connecticut Avenue Securities Trust 2023-R08 1M1,
US 30 Day Average SOFR + 1.5000%, 6.8374%, 10/25/43 (144A)‡	740,288	740,283
CP EF Asset Securitization I LLC 2002-1A A, 5.9600%, 4/15/30 (144A)	277,877	276,237
CPF IV LLC / CP EF Asset Securitization LLC 2023-1A A,
7.4800%, 3/15/32 (144A)	712,755	715,393
CRB Securitization Trust 2023-1 A, 6.9600%, 10/20/33 (144A)	302,650	304,509
Credit Suisse Commercial Mortgage Trust 2019-ICE4,
CME Term SOFR 1 Month + 1.0270%, 6.3890%, 5/15/36 (144A)‡	1,682,813	1,680,326
Credit Suisse Commercial Mortgage Trust 2019-ICE4 C,
CME Term SOFR 1 Month + 1.4770%, 6.8390%, 5/15/36 (144A)‡	828,938	826,454
Credit Suisse Commercial Mortgage Trust 2021-WEHO A,
CME Term SOFR 1 Month + 4.0838%, 9.4458%, 4/15/26 (144A)‡	752,625	740,063
CyrusOne Data Centers Issuer I LLC 2023-2A A2, 5.5600%, 11/20/48 (144A)	2,006,000	1,915,813
DBCCRE Mortgage Trust 2014-ARCP D, 4.9345%, 1/10/34 (144A)‡	146,000	144,691
DBCCRE Mortgage Trust 2014-ARCP E, 4.9345%, 1/10/34 (144A)‡	675,000	666,562
DBCCRE Mortgage Trust 2014-ARCP F, 4.9345%, 1/10/34 (144A)‡	124,000	122,087
DC Commercial Mortgage Trust 2023-DC A, 6.3143%, 9/12/40 (144A)	1,074,000	1,104,923
DC Commercial Mortgage Trust 2023-DC B, 6.8043%, 9/12/40 (144A)	1,014,152	1,037,836
Diamond Infrastructure Funding LLC 2021-1A A, 1.7600%, 4/15/49 (144A)	1,183,000	1,050,072
Dryden Senior Loan Fund 2020-83A A,
CME Term SOFR 3 Month + 1.4816%, 6.7915%, 1/18/32 (144A)‡	374,404	374,416
Elmwood CLO VIII Ltd 2019-2A AR,
CME Term SOFR 3 Month + 1.4116%, 6.8274%, 4/20/34 (144A)‡	419,000	418,975
Exeter Automobile Receivables Trust 2021-1A D, 1.0800%, 11/16/26	580,000	560,948
Fannie Mae REMICS, 3.0000%, 5/25/48	846,100	746,622
Fannie Mae REMICS, 3.0000%, 11/25/49	863,266	762,642
Flagstar Mortgage Trust 2021-13IN A2, 3.0000%, 12/30/51 (144A)‡	3,265,189	2,779,270
Freddie Mac - SLST 2020-2 M1, 4.7500%, 9/25/60 (144A)‡	324,836	313,260
Freddie Mac Structured Agency Credit Risk Debt Notes 2019-DNA4 M2,
US 30 Day Average SOFR + 2.0645%, 7.4019%, 10/25/49 (144A)‡	1,577	1,579
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-DNA6 M2,
US 30 Day Average SOFR + 2.0000%, 7.3374%, 12/25/50 (144A)‡	632,578	641,224
Freddie Mac Structured Agency Credit Risk Debt Notes 2020-HQA5 M2,
US 30 Day Average SOFR + 2.6000%, 7.9374%, 11/25/50 (144A)‡	676,287	688,270
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA1 M2,
US 30 Day Average SOFR + 1.8000%, 7.1374%, 1/25/51 (144A)‡	263,183	264,161
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA2 M2,
US 30 Day Average SOFR + 2.3000%, 7.6374%, 8/25/33 (144A)‡	1,008,571	1,015,183
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-DNA6 M1,
US 30 Day Average SOFR + 0.8000%, 6.1374%, 10/25/41 (144A)‡	505,035	502,959
Freddie Mac Structured Agency Credit Risk Debt Notes 2021-HQA1 M2,
US 30 Day Average SOFR + 2.2500%, 7.5874%, 8/25/33 (144A)‡	939,051	936,380
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-DNA6 M1A,
US 30 Day Average SOFR + 2.1500%, 7.4874%, 9/25/42 (144A)‡	145,274	146,509
Freddie Mac Structured Agency Credit Risk Debt Notes 2022-HQA1 M1A,
US 30 Day Average SOFR + 2.1000%, 7.4374%, 3/25/42 (144A)‡	487,913	490,875
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-DNA2 M1A,
US 30 Day Average SOFR + 2.1000%, 7.4374%, 4/25/43 (144A)‡	381,302	381,298
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA2 M1A,
US 30 Day Average SOFR + 2.0000%, 7.3374%, 6/25/43 (144A)‡	94,220	94,848
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA3 A1,
US 30 Day Average SOFR + 1.8500%, 7.1874%, 11/25/43 (144A)‡	376,868	378,792

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes 2023-HQA3 M1,
US 30 Day Average SOFR + 1.8500%, 7.1874%, 11/25/43 (144A)‡	$648,813	$648,807
GCAT 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	2,579,316	2,192,236
GCAT 2023-INV1 A1, 6.0000%, 8/25/53 (144A)‡	1,386,059	1,390,050
Great Wolf Trust,
CME Term SOFR 1 Month + 1.1485%, 6.7105%, 12/15/36 (144A)‡	293,000	291,531
Great Wolf Trust,
CME Term SOFR 1 Month + 1.4485%, 7.0105%, 12/15/36 (144A)‡	328,000	326,460
Great Wolf Trust,
CME Term SOFR 1 Month + 1.7475%, 7.3095%, 12/15/36 (144A)‡	365,000	362,339
GS Mortgage Securities Trust 2018-GS10, 4.1550%, 7/10/51‡	371,605	350,731
GS Mortgage Securities Trust 2018-GS9, 3.9920%, 3/10/51‡	618,450	589,431
Highbridge Loan Management Ltd 2021-16A B,
CME Term SOFR 3 Month + 1.9616%, 7.3735%, 1/23/35 (144A)‡	380,629	378,984
Hudson Bay Simon JV Trust 2015-HB7 A7, 3.9141%, 8/5/34 (144A)	386,057	346,712
Imerial Fund LLC 2023-NQM1 A1, 5.9410%, 2/25/68 (144A)Ç	690,010	684,240
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE A,
3.2865%, 1/10/37 (144A)	1,213,000	1,164,009
JP Morgan Chase Commercial Mortgage Sec Trust 2020-ACE B,
3.6401%, 1/10/37 (144A)	830,000	785,160
LAD Auto Receivables Trust 2021-1A A, 1.3000%, 8/17/26 (144A)	124,057	122,498
LAD Auto Receivables Trust 2022-1A A, 5.2100%, 6/15/27 (144A)	521,773	519,137
LCM LP 24A AR, CME Term SOFR 3 Month + 1.2416%, 6.6574%, 3/20/30 (144A)‡	246,321	246,251
Lendbuzz Securitization Trust 2021-1A A, 4.2200%, 5/17/27 (144A)‡	533,563	520,182
Lendbuzz Securitization Trust 2023-1A A2, 6.9200%, 8/15/28 (144A)	442,032	443,279
Life Financial Services Trust 2021-BMR A,
CME Term SOFR 1 Month + 0.8145%, 6.1765%, 3/15/38 (144A)‡	1,851,916	1,811,690
Life Financial Services Trust 2021-BMR C,
CME Term SOFR 1 Month + 1.2145%, 6.5765%, 3/15/38 (144A)‡	1,034,085	1,001,814
Life Financial Services Trust 2022-BMR2 A1,
CME Term SOFR 1 Month + 1.2952%, 6.6571%, 5/15/39 (144A)‡	1,237,000	1,210,902
M&T Equipment Notes 2023-1A A2, 6.0900%, 7/15/30 (144A)	553,000	554,206
M&T Equipment Notes 2023-1A A3, 5.7400%, 7/15/30 (144A)	317,000	318,467
Madison Park Funding Ltd 2019-35A A1R,
CME Term SOFR 3 Month + 1.2516%, 6.6674%, 4/20/32 (144A)‡	1,050,000	1,049,268
Marlette Funding Trust 2023-2A B, 6.5400%, 6/15/33 (144A)	342,000	345,195
MED Trust 2021-MDLN E,
CME Term SOFR 1 Month + 3.2645%, 8.6265%, 11/15/38 (144A)‡	1,491,840	1,445,017
Mello Mortgage Capital Acceptance Trust 2021-INV2 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 8/25/51 (144A)‡	695,008	643,970
Mello Mortgage Capital Acceptance Trust 2021-INV3 A11,
US 30 Day Average SOFR + 0.9500%, 5.0000%, 10/25/51 (144A)‡	892,473	826,993
Mello Mortgage Capital Acceptance Trust 2021-INV4 A3,
2.5000%, 12/25/51 (144A)‡	814,670	666,662
Mello Mortgage Capital Acceptance Trust 2022-INV1 A2,
3.0000%, 3/25/52 (144A)‡	1,787,128	1,521,170
Mercury Financial Credit Card Master Trust 2023-1A A,
8.0400%, 9/20/27 (144A)	890,000	890,646
MHC Commercial Mortgage Trust 2021-MHC A,
CME Term SOFR 1 Month + 0.9154%, 6.2774%, 4/15/38 (144A)‡	1,560,396	1,542,637
MHC Commercial Mortgage Trust 2021-MHC C,
CME Term SOFR 1 Month + 1.4654%, 6.8274%, 4/15/38 (144A)‡	880,706	867,526
Morgan Stanley Capital I Trust 2015-UBS8, 3.8090%, 12/15/48	447,000	430,585
Morgan Stanley Capital I Trust 2016-UB11, 2.7820%, 8/15/49	594,000	551,783
Morgan Stanley Capital I Trust 2018-H3, 4.1770%, 7/15/51	590,372	563,725
Morgan Stanley Capital I Trust 2018-H4, 4.3100%, 12/15/51	883,008	847,959
NCMF Trust 2022-MFP A,
CME Term SOFR 1 Month + 1.7420%, 7.1038%, 3/15/39 (144A)‡	617,000	610,552

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
New Residential Mortgage Loan Trust 2018-2,
Refinitiv USD IBOR Consumer Cash Fallbacks 6 Months + 0.6800%, 4.5000%, 2/25/58 (144A)‡	$176,000	$170,820
NRZ Excess Spread Collateralized Notes 2020-PLS1 A,
3.8440%, 12/25/25 (144A)	153,654	145,882
NRZ Excess Spread Collateralized Notes 2021-FHT1 A, 3.1040%, 7/25/26 (144A)	358,873	331,704
Oak Street Investment Grade Net Lease Fund 2020-1A A1,
1.8500%, 11/20/50 (144A)	731,290	667,462
Oasis Securitization 2022-1A A, 4.7500%, 5/15/34 (144A)	129,144	128,734
Oceanview Mortgage Trust 2021-4 A11,
US 30 Day Average SOFR + 0.8500%, 5.0000%, 10/25/51 (144A)‡	975,399	902,005
Oceanview Mortgage Trust 2021-5 AF,
US 30 Day Average SOFR + 0.8500%, 5.0000%, 11/25/51 (144A)‡	1,000,486	923,808
Oceanview Mortgage Trust 2022-1 A1, 3.0000%, 12/25/51 (144A)‡	1,042,488	887,347
Oceanview Mortgage Trust 2022-2 A1, 3.0000%, 12/25/51 (144A)‡	2,034,670	1,731,878
Onslow Bay Financial LLC 2021-INV3 A3, 2.5000%, 10/25/51 (144A)‡	949,016	776,709
Onslow Bay Financial LLC 2022-INV1 A1, 3.0000%, 12/25/51 (144A)‡	2,037,840	1,734,577
Onslow Bay Financial LLC 2022-INV1 A18, 3.0000%, 12/25/51 (144A)‡	864,433	715,852
OPEN Trust 2023-AIR A,
CME Term SOFR 1 Month + 3.0891%, 8.4509%, 10/15/28 (144A)‡	863,394	869,768
OPEN Trust 2023-AIR C,
CME Term SOFR 1 Month + 5.2359%, 10.5977%, 10/15/28 (144A)‡	319,860	321,210
Pagaya AI Debt Selection Trust 2022-1 A, 2.0300%, 10/15/29 (144A)	180,180	177,431
Preston Ridge Partners Mortgage Trust 2020-4 A1, 5.9510%, 10/25/25 (144A)Ç	437,297	428,003
Preston Ridge Partners Mortgage Trust 2021-10 A1, 2.4870%, 10/25/26 (144A)Ç	914,720	863,387
Preston Ridge Partners Mortgage Trust 2021-9 A1, 2.3630%, 10/25/26 (144A)Ç	1,709,458	1,614,274
Preston Ridge Partners Mortgage Trust 2021-RPL2 A1,
1.4550%, 10/25/51 (144A)‡	1,023,193	918,079
Preston Ridge Partners Mortgage Trust 2022-2 A1, 5.0000%, 3/25/27 (144A)Ç	1,269,188	1,235,815
Pretium Mortgage Credit Partners LLC 2023-RN1 A1, 8.2321%, 9/25/53 (144A)Ç	1,532,151	1,563,232
Provident Funding Mortgage Trust 2021-INV1 A1, 2.5000%, 8/25/51 (144A)‡	861,749	705,312
Rad CLO Ltd 2023-21A A,
CME Term SOFR 3 Month + 1.5900%, 0%, 1/25/33 (144A)‡	809,039	808,629
Regatta XXIII Funding Ltd 2021-4A B,
CME Term SOFR 3 Month + 1.9616%, 7.3774%, 1/20/35 (144A)‡	393,948	393,921
Saluda Grade Alternative Mortgage Trust 2023-FIG3 A,
7.0670%, 8/25/53 (144A)‡	1,513,997	1,546,870
Saluda Grade Alternative Mortgage Trust 2023-FIG4 A,
6.7180%, 11/25/53 (144A)‡	1,018,000	1,017,993
Saluda Grade Alternative Mortgage Trust 2023-SEQ3 A1,
Prime Rate by Country United States + 2.3000%, 7.1620%, 6/1/53 (144A)‡	405,562	409,813
Santander Bank Auto Credit-Linked Notes 2021-1A B, 1.8330%, 12/15/31 (144A)	98,252	95,675
Santander Bank Auto Credit-Linked Notes 2022-A B, 5.2810%, 5/15/32 (144A)	603,840	598,768
Sequoia Mortgage Trust 2013-5, 2.5000%, 5/25/43 (144A)‡	92,781	80,184
Signal Peak CLO LLC 2022-12A A1, 6.8910%, 7/10/28‡	1,812,000	1,894,288
SMRT 2022-MINI A, CME Term SOFR 1 Month + 1.0000%, 6.3620%, 1/15/39 (144A)‡	696,000	681,255
Sound Point CLO Ltd 2019-1A AR,
CME Term SOFR 3 Month + 1.3416%, 6.7574%, 1/20/32 (144A)‡	1,208,000	1,196,088
Spruce Hill Mortgage Loan Trust 2020-SH1 A1,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 0.9500%, 2.5210%, 1/28/50 (144A)‡	1,547	1,535
Spruce Hill Mortgage Loan Trust 2020-SH1 A2,
Refinitiv USD IBOR Consumer Cash Fallbacks 1 Year + 1.0500%, 2.6240%, 1/28/50 (144A)‡	6,996	6,941
SREIT Trust 2021-MFP A,
CME Term SOFR 1 Month + 0.8453%, 6.2071%, 11/15/38 (144A)‡	144,486	142,050
Tesla Auto Lease Trust 2021-B B, 0.9100%, 9/22/25 (144A)	288,000	280,752
THE 2023-MIC Trust 2023-MIC A, 8.4366%, 12/5/38 (144A)‡	920,808	969,267
Towd Point Mortgage Trust 2023-CES1 A1A, 6.7500%, 7/25/63 (144A)‡	403,302	407,475

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities– (continued)
Towd Point Mortgage Trust 2023-CES2 A1A, 7.2940%, 10/25/63 (144A)‡	$577,110	$589,308
TYSN 2023-CRNR Mortgage Trust 2023-CRNR A, 6.7990%, 12/10/33 (144A)‡	1,441,612	1,494,626
UNIFY Auto Receivables Trust 2021-1A A4, 0.9800%, 7/15/26 (144A)	421,840	414,271
United Wholesale Mortgage LLC 2021-INV1 A9,
US 30 Day Average SOFR + 0.9000%, 5.0000%, 8/25/51 (144A)‡	830,759	767,594
United Wholesale Mortgage LLC 2021-INV4 A3, 2.5000%, 12/25/51 (144A)‡	622,686	510,265
Upstart Securitization Trust 2021-4 A, 0.8400%, 9/20/31 (144A)	20,077	20,021
Upstart Securitization Trust 2021-5 A, 1.3100%, 11/20/31 (144A)	46,970	46,595
Upstart Securitization Trust 2022-1 A, 3.1200%, 3/20/32 (144A)	399,175	394,624
Upstart Securitization Trust 2022-2 A, 4.3700%, 5/20/32 (144A)	404,684	402,882
Vantage Data Centers LLC 2020-1A A2, 1.6450%, 9/15/45 (144A)	982,000	908,621
Vantage Data Centers LLC 2020-2A A2, 1.9920%, 9/15/45 (144A)	634,000	549,482
VASA Trust 2021-VASA A,
CME Term SOFR 1 Month + 1.0145%, 6.3765%, 7/15/39 (144A)‡	605,000	537,057
VCAT Asset Securitization LLC 2021-NPL1 A1, 2.2891%, 12/26/50 (144A)	82,464	81,203
VMC Finance LLC 2021-HT1 A,
CME Term SOFR 1 Month + 1.7645%, 7.1227%, 1/18/37 (144A)‡	701,122	687,106
Wells Fargo Commercial Mortgage Trust 2021-SAVE A,
CME Term SOFR 1 Month + 1.2645%, 6.6265%, 2/15/40 (144A)‡	192,409	186,724
Westgate Resorts 2022-1A A, 1.7880%, 8/20/36 (144A)	242,453	231,157
Westlake Automobile Receivable Trust 2020-1A D, 2.8000%, 6/16/25 (144A)	102,784	102,493
Westlake Automobile Receivable Trust 2023-3A A2A, 5.9600%, 10/15/26 (144A)	700,000	701,587
Woodward Capital Management 2021-3 A21,
US 30 Day Average SOFR + 0.8000%, 5.0000%, 7/25/51 (144A)‡	667,718	611,890
Woodward Capital Management 2023-CES1 A1A, 6.5150%, 6/25/43 (144A)‡	761,113	768,797
Woodward Capital Management 2023-CES2 A1A, 6.8080%, 9/25/43 (144A)‡	1,461,299	1,482,149
Woodward Capital Management 2023-CES3 A1A, 7.1130%, 11/25/43 (144A)	2,097,750	2,158,658
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $146,091,420)		141,252,075
Corporate Bonds– 24.1%
Banking – 6.8%
American Express Co, SOFR + 1.8350%, 5.0430%, 5/1/34‡	1,331,000	1,328,684
Bank of America Corp, SOFR + 1.9900%, 6.2040%, 11/10/28‡	481,000	501,751
Bank of America Corp, SOFR + 1.5700%, 5.8190%, 9/15/29‡	2,765,000	2,854,237
Bank of America Corp, SOFR + 1.8400%, 5.8720%, 9/15/34‡	2,640,000	2,763,473
Bank of America Corp, CME Term SOFR 3 Month + 3.9666%, 6.2500%‡,µ	1,613,000	1,598,143
Bank of New York Mellon Corp/The, SOFR + 1.0260%, 4.9470%, 4/26/27‡	826,000	826,246
Bank of New York Mellon Corp/The, SOFR + 2.0740%, 5.8340%, 10/25/33‡	268,000	284,123
Bank of New York Mellon Corp/The, SOFR + 1.5980%, 6.3170%, 10/25/29‡	669,000	710,605
Bank of New York Mellon Corp/The, SOFR + 1.8450%, 6.4740%, 10/25/34‡	1,374,000	1,521,959
Bank of Montreal,
US Treasury Yield Curve Rate 5 Year + 1.4000%, 3.0880%, 1/10/37‡	900,000	725,878
BNP Paribas SA, SOFR + 1.2280%, 2.5910%, 1/20/28 (144A)‡	800,000	740,038
Capital One Financial Corp, SOFR + 2.6400%, 6.3120%, 6/8/29‡	494,000	506,800
Capital One Financial Corp, SOFR + 3.0700%, 7.6240%, 10/30/31‡	600,000	659,332
Citigroup Inc, CME Term SOFR 3 Month + 4.1666%, 5.9500%‡,µ	877,000	858,414
Citigroup Inc, CME Term SOFR 3 Month + 3.6846%, 6.3000%‡,µ	152,000	149,877
Fifth Third Bancorp, SOFR + 2.3400%, 6.3390%, 7/27/29‡	887,000	923,526
JPMorgan Chase & Co, SOFR + 1.4500%, 5.2990%, 7/24/29‡	1,898,000	1,925,921
JPMorgan Chase & Co, SOFR + 1.5700%, 6.0870%, 10/23/29‡	1,401,000	1,473,029
JPMorgan Chase & Co, SOFR + 1.8450%, 5.3500%, 6/1/34‡	855,000	867,170
JPMorgan Chase & Co, SOFR + 1.8100%, 6.2540%, 10/23/34‡	1,690,000	1,831,938
JPMorgan Chase & Co, CME Term SOFR 3 Month + 3.3800%, 5.0000%‡,µ	548,000	538,008
Mitsubishi UFJ Financial Group Inc,
US Treasury Yield Curve Rate 1 Year + 1.7000%, 4.7880%, 7/18/25‡	852,000	847,972
Morgan Stanley, SOFR + 1.9900%, 2.1880%, 4/28/26‡	1,856,000	1,782,975
Morgan Stanley, SOFR + 1.2950%, 5.0500%, 1/28/27‡	389,000	389,376
Morgan Stanley, SOFR + 0.8790%, 1.5930%, 5/4/27‡	808,000	744,481
Morgan Stanley, CME Term SOFR 3 Month + 1.4016%, 3.7720%, 1/24/29‡	137,000	130,654
Morgan Stanley, SOFR + 1.7300%, 5.1230%, 2/1/29‡	872,000	875,966
Morgan Stanley, SOFR + 1.5900%, 5.1640%, 4/20/29‡	1,297,000	1,304,414

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Banking– (continued)
Morgan Stanley, SOFR + 1.6300%, 5.4490%, 7/20/29‡	$615,000	$626,655
Morgan Stanley, SOFR + 1.2900%, 2.9430%, 1/21/33‡	1,031,000	877,029
Morgan Stanley, SOFR + 1.8800%, 5.4240%, 7/21/34‡	2,042,000	2,072,381
PNC Financial Services Group Inc/The, SOFR + 1.8410%, 5.5820%, 6/12/29‡	2,047,000	2,090,666
PNC Financial Services Group Inc/The, SOFR + 2.1400%, 6.0370%, 10/28/33‡	568,000	593,451
PNC Financial Services Group Inc/The, SOFR + 2.2840%, 6.8750%, 10/20/34‡	2,127,000	2,361,263
Sumitomo Mitsui Financial Group Inc, 5.8520%, 7/13/30	456,000	476,876
Truist Financial Corp, SOFR + 2.0500%, 6.0470%, 6/8/27‡	790,000	803,914
US Bancorp, SOFR + 2.0200%, 5.7750%, 6/12/29‡	1,260,000	1,294,466
		40,861,691
Basic Industry – 0.5%
Celanese US Holdings LLC, 6.3500%, 11/15/28	584,000	612,450
Celanese US Holdings LLC, 6.3300%, 7/15/29	578,000	605,901
Celanese US Holdings LLC, 6.5500%, 11/15/30	1,465,000	1,548,691
		2,767,042
Brokerage – 1.3%
Charles Schwab Corp, SOFR + 2.0100%, 6.1360%, 8/24/34‡	1,712,000	1,804,577
LPL Holdings Inc, 6.7500%, 11/17/28	1,969,000	2,098,993
Nasdaq Inc, 5.3500%, 6/28/28	287,000	295,595
Nasdaq Inc, 5.5500%, 2/15/34	1,922,000	1,996,671
Nasdaq Inc, 5.9500%, 8/15/53	908,000	975,306
Nasdaq Inc, 6.1000%, 6/28/63	386,000	416,718
		7,587,860
Capital Goods – 0.6%
L3Harris Technologies Inc, 5.4000%, 7/31/33	1,029,000	1,069,897
Regal Rexnord Corp, 6.0500%, 4/15/28 (144A)	953,000	964,699
RTX Corp, 5.7500%, 1/15/29	576,000	602,064
RTX Corp, 6.0000%, 3/15/31	1,148,000	1,222,956
		3,859,616
Communications – 0.9%
Charter Communications Operating LLC / Charter Communications Operating Capital,
6.6500%, 2/1/34	2,797,000	2,949,389
Comcast Corp, 4.5500%, 1/15/29	888,000	891,798
Fox Corp, 6.5000%, 10/13/33	1,306,000	1,413,675
		5,254,862
Consumer Cyclical – 1.1%
CBRE Services Inc, 5.9500%, 8/15/34	2,482,000	2,607,496
GLP Capital LP / GLP Financing II Inc, 5.3000%, 1/15/29	100,000	99,422
GLP Capital LP / GLP Financing II Inc, 6.7500%, 12/1/33	901,000	972,026
LKQ Corp, 5.7500%, 6/15/28	1,320,000	1,350,982
LKQ Corp, 6.2500%, 6/15/33	1,242,000	1,297,856
		6,327,782
Consumer Non-Cyclical – 3.6%
Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC,
6.5000%, 2/15/28 (144A)	868,000	878,371
Hasbro Inc, 3.9000%, 11/19/29	3,636,000	3,381,375
Hasbro Inc, 5.1000%, 5/15/44	193,000	172,604
HCA Inc, 5.2000%, 6/1/28	695,000	702,132
HCA Inc, 3.6250%, 3/15/32	1,591,000	1,422,632
Illumina Inc, 5.7500%, 12/13/27	1,679,000	1,723,578
IQVIA Inc, 6.2500%, 2/1/29 (144A)	1,351,000	1,410,372
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc, 5.5000%, 1/15/30	1,754,000	1,723,790
JBS USA LUX SA / JBS USA Food Co / JBS USA Finance Inc, 3.6250%, 1/15/32	649,000	556,370
Mattel Inc, 3.7500%, 4/1/29 (144A)	2,445,000	2,233,247
Pilgrim's Pride Corp, 6.2500%, 7/1/33	1,475,000	1,517,663
Polaris Inc, 6.9500%, 3/15/29	1,224,000	1,301,949
Sysco Corp, 5.7500%, 1/17/29	867,000	903,136
Sysco Corp, 6.0000%, 1/17/34	1,981,000	2,144,427

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Consumer Non-Cyclical– (continued)
Universal Health Services Inc, 2.6500%, 1/15/32	$2,059,000	$1,691,510
		21,763,156
Electric – 1.8%
American Electric Power Co Inc, 5.6250%, 3/1/33	1,326,000	1,381,414
CMS Energy Corp,
US Treasury Yield Curve Rate 5 Year + 4.1160%, 4.7500%, 6/1/50‡	1,351,000	1,219,859
Duke Energy Corp, 4.3000%, 3/15/28	899,000	886,321
Georgia Power Co, 4.6500%, 5/16/28	691,000	696,282
Georgia Power Co, 4.9500%, 5/17/33	1,091,000	1,099,801
National Grid PLC, 5.6020%, 6/12/28	486,000	500,710
National Grid PLC, 5.8090%, 6/12/33	1,019,000	1,070,725
Southern California Edison Co, 5.8500%, 11/1/27	1,171,000	1,222,777
Xcel Energy Inc, 5.4500%, 8/15/33	2,671,000	2,754,528
		10,832,417
Energy – 1.4%
Columbia Pipelines Operating Company LLC, 5.9270%, 8/15/30 (144A)	315,000	325,715
Columbia Pipelines Operating Company LLC, 6.0360%, 11/15/33 (144A)	758,000	793,831
Columbia Pipelines Operating Company LLC, 6.4970%, 8/15/43 (144A)	153,000	163,854
Enbridge Inc, 6.2000%, 11/15/30	283,000	302,815
Enbridge Inc, 5.7000%, 3/8/33	1,426,000	1,482,180
Energy Transfer LP, 5.5500%, 2/15/28	779,000	794,658
Energy Transfer Operating LP, 4.9500%, 6/15/28	172,000	171,327
EQT Corp, 3.1250%, 5/15/26 (144A)	2,447,000	2,321,736
EQT Corp, 5.7000%, 4/1/28	403,000	408,971
Hess Midstream Operations LP, 5.1250%, 6/15/28 (144A)	580,000	559,582
Viper Energy Partners LP, 7.3750%, 11/1/31 (144A)	1,279,000	1,323,765
		8,648,434
Finance Companies – 0.5%
Blackstone Private Credit Fund, 7.3000%, 11/27/28 (144A)	1,355,000	1,408,562
Blue Owl Credit Income Corp, 7.7500%, 9/16/27	840,000	866,078
OWL Rock Core Income Corp, 4.7000%, 2/8/27	140,000	132,240
OWL Rock Core Income Corp, 7.9500%, 6/13/28 (144A)	566,000	586,670
		2,993,550
Government Sponsored – 0.3%
Electricite de France SA, 5.7000%, 5/23/28 (144A)	556,000	575,264
Electricite de France SA, 6.2500%, 5/23/33 (144A)	901,000	975,050
		1,550,314
Insurance – 1.1%
Athene Global Funding, 2.7170%, 1/7/29 (144A)	1,299,000	1,129,344
Centene Corp, 4.2500%, 12/15/27	3,107,000	2,993,760
Centene Corp, 2.4500%, 7/15/28	1,180,000	1,050,908
Centene Corp, 3.0000%, 10/15/30	1,023,000	885,962
UnitedHealth Group Inc, 5.2500%, 2/15/28	527,000	544,955
		6,604,929
Professional Services – 0.3%
Booz Allen Hamilton Inc, 5.9500%, 8/4/33	1,735,000	1,832,847
Real Estate Investment Trusts (REITs) – 0.7%
Agree LP, 2.9000%, 10/1/30	1,220,000	1,045,133
American Tower Trust I, 5.4900%, 3/15/28 (144A)	2,070,000	2,095,196
Sun Communities Operating LP, 2.7000%, 7/15/31	1,501,000	1,250,713
		4,391,042
Technology – 3.0%
Cadence Design Systems Inc, 4.3750%, 10/15/24	3,327,000	3,297,435
CoStar Group Inc, 2.8000%, 7/15/30 (144A)	1,018,000	865,238
Fiserv Inc, 5.4500%, 3/2/28	1,106,000	1,139,020
Foundry JV Holdco LLC, 5.8750%, 1/25/34 (144A)	3,381,000	3,472,740
Leidos Inc, 2.3000%, 2/15/31	249,000	208,414
Leidos Inc, 5.7500%, 3/15/33	850,000	886,361
Marvell Technology Inc, 1.6500%, 4/15/26	956,000	889,371

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Corporate Bonds– (continued)
Technology– (continued)
Marvell Technology Inc, 4.8750%, 6/22/28	$1,296,000	$1,292,092
Marvell Technology Inc, 5.7500%, 2/15/29	1,756,000	1,814,296
Marvell Technology Inc, 5.9500%, 9/15/33	945,000	1,002,068
Total System Services Inc, 4.8000%, 4/1/26	571,000	566,021
Trimble Inc, 4.7500%, 12/1/24	2,018,000	1,997,555
Trimble Inc, 4.9000%, 6/15/28	480,000	482,287
Trimble Inc, 6.1000%, 3/15/33	293,000	313,569
		18,226,467
Transportation – 0.2%
GXO Logistics Inc, 1.6500%, 7/15/26	1,035,000	932,936
Total Corporate Bonds (cost $142,725,722)		144,434,945
Mortgage-Backed Securities– 29.1%
Fannie Mae:
3.0000%, TBA, 15 Year Maturity	4,295,000	4,050,181
3.5000%, TBA, 15 Year Maturity	4,103,000	3,952,527
4.0000%, TBA, 15 Year Maturity	4,029,000	3,952,211
2.5000%, TBA, 30 Year Maturity	8,436,970	7,177,389
4.0000%, TBA, 30 Year Maturity	608,364	575,366
4.5000%, TBA, 30 Year Maturity	13,387	12,978
5.0000%, TBA, 30 Year Maturity	2,171,700	2,149,292
		21,869,944
Fannie Mae Pool:
3.0000%, 10/1/34	77,236	73,314
2.5000%, 11/1/34	123,744	115,100
3.0000%, 11/1/34	20,292	19,402
3.0000%, 12/1/34	19,440	18,563
2.5000%, 12/1/36	1,391,260	1,290,029
6.0000%, 2/1/37	56,127	58,897
4.5000%, 11/1/42	40,899	40,917
3.0000%, 1/1/43	18,223	16,585
3.0000%, 2/1/43	18,813	17,099
3.0000%, 5/1/43	137,505	125,243
5.0000%, 7/1/44	290,422	294,389
4.5000%, 10/1/44	92,081	92,482
4.5000%, 3/1/45	144,067	144,695
4.0000%, 5/1/45	40,297	38,945
4.5000%, 6/1/45	71,793	71,509
4.5000%, 2/1/46	139,354	138,561
3.0000%, 2/1/47	4,951,710	4,516,609
4.0000%, 10/1/47	214,081	206,181
4.0000%, 11/1/47	320,284	308,469
3.5000%, 1/1/48	105,616	99,398
4.0000%, 1/1/48	787,087	762,227
4.0000%, 1/1/48	320,568	308,738
3.0000%, 2/1/48	80,329	72,667
4.0000%, 3/1/48	241,873	233,887
5.0000%, 5/1/48	76,106	76,532
4.5000%, 6/1/48	215,866	212,619
4.0000%, 7/1/48	261,618	251,362
4.0000%, 8/1/48	214,395	205,990
4.0000%, 9/1/48	512,432	493,522
4.0000%, 10/1/48	99,790	96,041
4.0000%, 11/1/48	305,291	293,322
4.0000%, 12/1/48	48,312	46,418
3.5000%, 5/1/49	534,202	495,112
4.0000%, 6/1/49	38,332	36,772
4.5000%, 6/1/49	19,451	19,121
3.0000%, 8/1/49	152,584	135,312
4.5000%, 8/1/49	27,170	26,708

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.0000%, 9/1/49	$79,607	$71,236
3.0000%, 9/1/49	42,214	38,130
4.0000%, 9/1/49	201,496	193,289
4.0000%, 11/1/49	629,582	604,901
4.0000%, 11/1/49	55,803	53,704
4.5000%, 1/1/50	506,197	498,584
4.5000%, 1/1/50	36,630	36,008
4.0000%, 3/1/50	922,129	887,483
4.0000%, 3/1/50	496,976	477,493
4.0000%, 3/1/50	192,134	184,602
4.0000%, 4/1/50	134,890	128,509
2.5000%, 8/1/50	140,406	121,889
4.0000%, 8/1/50	122,583	116,785
4.0000%, 9/1/50	1,054,882	1,011,964
4.0000%, 10/1/50	1,006,296	968,451
4.5000%, 10/1/50	614,726	605,480
4.5000%, 12/1/50	932,684	916,852
3.5000%, 2/1/51	570,545	528,795
4.0000%, 3/1/51	2,601,030	2,495,208
4.0000%, 3/1/51	49,906	47,875
4.0000%, 3/1/51	25,165	24,178
4.0000%, 8/1/51	498,367	478,829
4.0000%, 10/1/51	2,253,280	2,161,606
4.0000%, 10/1/51	370,212	355,150
3.0000%, 12/1/51	1,517,351	1,346,702
2.5000%, 1/1/52	896,593	772,710
3.5000%, 1/1/52	384,526	359,114
2.5000%, 2/1/52	4,618,795	3,973,731
2.5000%, 2/1/52	4,334,061	3,733,073
3.5000%, 2/1/52	1,004,537	937,994
2.5000%, 3/1/52	1,945,924	1,671,743
2.5000%, 3/1/52	1,843,945	1,584,588
2.5000%, 3/1/52	1,811,308	1,560,141
2.5000%, 3/1/52	679,946	586,977
2.5000%, 3/1/52	151,256	129,982
2.5000%, 3/1/52	143,570	123,376
2.5000%, 3/1/52	130,790	112,653
2.5000%, 3/1/52	54,012	46,543
3.0000%, 3/1/52	714,367	639,118
3.5000%, 3/1/52	2,428,226	2,262,835
3.5000%, 3/1/52	1,251,712	1,168,513
3.0000%, 4/1/52	601,433	538,822
3.0000%, 4/1/52	513,717	459,564
3.0000%, 4/1/52	144,113	128,518
3.5000%, 4/1/52	524,838	488,928
3.5000%, 4/1/52	354,211	330,085
3.5000%, 4/1/52	283,786	264,645
3.5000%, 4/1/52	171,535	159,798
3.5000%, 4/1/52	95,077	88,679
3.5000%, 4/1/52	84,793	79,074
4.0000%, 4/1/52	380,826	363,801
4.5000%, 4/1/52	74,067	71,818
4.5000%, 4/1/52	62,674	60,771
4.5000%, 4/1/52	35,931	34,840
4.5000%, 4/1/52	32,630	31,640
4.5000%, 4/1/52	28,525	27,659
4.5000%, 4/1/52	18,368	17,809
3.5000%, 5/1/52	266,081	247,834
4.5000%, 5/1/52	99,446	96,426

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Fannie Mae Pool– (continued)
3.5000%, 6/1/52	$1,534,842	$1,429,588
3.5000%, 6/1/52	859,403	801,881
3.5000%, 7/1/52	226,633	211,091
3.5000%, 7/1/52	78,267	73,016
4.5000%, 7/1/52	412,418	399,951
3.5000%, 8/1/52	145,071	135,100
4.5000%, 8/1/52	1,493,222	1,448,084
5.0000%, 9/1/52	718,721	710,961
5.5000%, 9/1/52	1,883,765	1,897,526
5.0000%, 10/1/52	321,913	320,770
5.0000%, 10/1/52	141,555	141,052
4.5000%, 11/1/52	550,048	538,547
5.0000%, 11/1/52	790,859	788,050
5.5000%, 11/1/52	697,372	710,277
5.0000%, 1/1/53	225,486	224,685
5.0000%, 1/1/53	72,964	72,705
5.0000%, 2/1/53	92,639	92,310
5.0000%, 3/1/53	197,483	195,366
5.0000%, 3/1/53	53,397	53,168
5.5000%, 3/1/53	111,205	112,536
5.0000%, 4/1/53	259,202	256,424
5.0000%, 4/1/53	103,148	102,707
5.0000%, 4/1/53	60,712	60,061
5.0000%, 4/1/53	51,782	51,227
5.5000%, 4/1/53	53,108	53,743
5.0000%, 5/1/53	52,533	52,308
5.5000%, 5/1/53	98,404	99,582
5.5000%, 5/1/53	51,360	51,975
5.0000%, 6/1/53	198,789	199,626
5.0000%, 6/1/53	75,017	74,640
5.0000%, 6/1/53	64,191	63,916
5.5000%, 6/1/53	1,913,220	1,945,855
5.5000%, 6/1/53	30,029	30,541
4.5000%, 7/1/53	427,279	419,973
5.0000%, 7/1/53	702,148	704,581
5.5000%, 7/1/53	5,962,387	5,992,539
5.5000%, 7/1/53	86,105	87,135
5.5000%, 7/1/53	51,780	52,664
4.5000%, 8/1/53	295,401	290,350
5.0000%, 8/1/53	985,293	989,451
5.0000%, 8/1/53	64,450	64,222
5.5000%, 9/1/53	1,544,553	1,570,900
3.5000%, 8/1/56	1,515,730	1,390,525
3.0000%, 2/1/57	1,044,857	921,231
3.0000%, 6/1/57	4,907	4,322
		74,847,404
Freddie Mac Gold Pool:
4.0000%, 8/1/48	140,483	135,134
4.0000%, 9/1/48	93,376	89,812
		224,946
Freddie Mac Pool:
3.0000%, 5/1/31	709,242	679,615
3.0000%, 9/1/32	148,470	141,235
3.0000%, 10/1/32	44,874	42,643
3.0000%, 1/1/33	88,351	83,978
2.5000%, 12/1/33	839,443	791,324
3.0000%, 10/1/34	196,528	187,478
3.0000%, 10/1/34	91,199	86,568
2.5000%, 11/1/34	130,249	121,151

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
2.5000%, 11/1/34	$89,415	$83,169
2.5000%, 6/1/37	1,550,139	1,432,148
6.0000%, 4/1/40	85,304	89,717
3.0000%, 3/1/43	178,442	162,762
3.0000%, 6/1/43	8,744	7,858
4.5000%, 5/1/44	64,043	63,789
3.0000%, 1/1/45	278,991	253,382
4.0000%, 2/1/46	249,598	240,885
3.5000%, 7/1/46	163,920	154,539
4.0000%, 3/1/47	62,805	60,695
3.0000%, 4/1/47	186,791	168,618
3.5000%, 2/1/48	93,143	87,147
4.0000%, 4/1/48	219,435	211,939
4.0000%, 4/1/48	40,414	38,829
4.5000%, 7/1/48	43,138	42,489
5.0000%, 9/1/48	11,270	11,323
4.0000%, 11/1/48	27,498	26,420
4.0000%, 12/1/48	332,586	319,554
4.5000%, 6/1/49	21,888	21,516
4.0000%, 7/1/49	268,064	257,147
4.5000%, 7/1/49	180,891	177,816
4.5000%, 7/1/49	27,839	27,366
3.0000%, 8/1/49	46,871	41,566
4.5000%, 8/1/49	163,607	160,827
3.0000%, 12/1/49	115,435	103,297
3.0000%, 12/1/49	60,130	53,807
4.5000%, 1/1/50	110,867	108,983
4.5000%, 1/1/50	30,776	30,253
4.0000%, 3/1/50	323,549	310,864
4.0000%, 6/1/50	524,201	505,091
2.5000%, 8/1/50	70,240	60,994
2.5000%, 8/1/50	26,994	23,434
2.5000%, 9/1/50	130,200	112,997
4.5000%, 9/1/50	953,693	939,349
4.0000%, 10/1/50	86,533	83,013
4.5000%, 10/1/50	546,051	536,782
4.0000%, 11/1/50	631,285	605,602
2.5000%, 10/1/51	2,544,948	2,186,995
2.5000%, 11/1/51	727,610	627,977
2.5000%, 1/1/52	271,590	234,664
2.5000%, 1/1/52	169,959	146,809
2.5000%, 2/1/52	404,251	348,195
3.0000%, 2/1/52	193,351	172,999
3.0000%, 2/1/52	132,666	118,876
2.5000%, 3/1/52	2,469,242	2,119,488
2.5000%, 3/1/52	66,267	56,947
3.0000%, 3/1/52	244,879	219,405
4.5000%, 3/1/52	15,436	14,968
3.5000%, 4/1/52	409,466	382,406
3.5000%, 4/1/52	190,653	177,608
3.5000%, 4/1/52	189,268	176,318
3.5000%, 4/1/52	61,834	57,673
3.5000%, 4/1/52	58,472	54,528
2.5000%, 5/1/52	1,036,188	890,960
3.0000%, 6/1/52	2,574,610	2,306,986
3.0000%, 6/1/52	1,694,972	1,504,437
3.5000%, 6/1/52	1,583,348	1,478,463
4.5000%, 8/1/52	3,265,036	3,166,338
4.5000%, 8/1/52	1,405,048	1,362,975

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Freddie Mac Pool– (continued)
4.5000%, 8/1/52	$733,961	$711,775
5.5000%, 9/1/52	433,454	441,767
4.5000%, 10/1/52	661,405	647,576
5.0000%, 10/1/52	973,259	969,802
5.0000%, 10/1/52	633,699	631,448
5.0000%, 10/1/52	19,492	19,422
5.5000%, 10/1/52	25,306	25,779
5.0000%, 1/1/53	42,145	41,995
5.0000%, 1/1/53	36,489	36,359
6.0000%, 1/1/53	1,289,103	1,309,003
5.0000%, 3/1/53	312,329	308,981
5.0000%, 3/1/53	154,757	154,094
5.0000%, 3/1/53	149,752	149,110
5.0000%, 3/1/53	57,964	57,343
5.0000%, 4/1/53	184,592	183,665
4.5000%, 5/1/53	4,717,899	4,619,256
5.0000%, 5/1/53	916,729	912,123
5.0000%, 5/1/53	379,240	377,335
5.0000%, 5/1/53	214,586	213,508
5.0000%, 5/1/53	41,132	40,956
5.5000%, 5/1/53	391,501	397,731
5.5000%, 5/1/53	229,686	232,434
5.0000%, 6/1/53	423,724	421,595
5.0000%, 6/1/53	142,714	141,171
5.0000%, 6/1/53	140,940	139,410
5.0000%, 6/1/53	137,001	135,533
5.0000%, 6/1/53	111,673	110,465
5.0000%, 6/1/53	84,714	83,806
5.0000%, 6/1/53	78,984	78,138
5.0000%, 6/1/53	53,042	52,466
5.5000%, 6/1/53	504,899	510,940
5.5000%, 6/1/53	135,317	136,001
5.5000%, 6/1/53	111,159	111,721
5.5000%, 6/1/53	106,770	107,310
5.5000%, 6/1/53	88,473	88,855
5.0000%, 7/1/53	260,443	261,150
5.0000%, 7/1/53	170,613	168,784
5.5000%, 7/1/53	393,803	398,514
5.5000%, 7/1/53	264,548	265,886
5.5000%, 7/1/53	249,024	252,004
6.0000%, 11/1/53	1,298,091	1,335,138
6.5000%, 11/1/53	1,100,892	1,138,336
		45,974,659
Ginnie Mae:
2.5000%, TBA, 30 Year Maturity	8,124,909	7,112,610
3.5000%, TBA, 30 Year Maturity	5,935,736	5,523,873
4.0000%, TBA, 30 Year Maturity	2,347,727	2,240,788
4.5000%, TBA, 30 Year Maturity	664,009	647,890
5.0000%, TBA, 30 Year Maturity	982,425	975,641
		16,500,802
Ginnie Mae I Pool:
4.0000%, 1/15/45	903,538	881,661
4.5000%, 8/15/46	1,122,579	1,108,052
4.0000%, 8/15/47	38,864	37,499
4.0000%, 11/15/47	34,747	33,528
4.0000%, 12/15/47	108,483	104,675
		2,165,415
Ginnie Mae II Pool:
3.0000%, 11/20/46	2,010,286	1,843,515

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	19

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Mortgage-Backed Securities– (continued)
Ginnie Mae II Pool– (continued)
4.0000%, 8/20/47	$107,938	$104,188
4.0000%, 8/20/47	26,667	25,741
4.0000%, 8/20/47	12,250	11,825
4.5000%, 2/20/48	143,590	141,873
4.0000%, 5/20/48	179,080	173,325
4.5000%, 5/20/48	150,251	148,484
4.5000%, 5/20/48	50,488	49,894
4.0000%, 6/20/48	265,997	257,283
5.0000%, 8/20/48	230,510	232,229
3.5000%, 5/20/49	2,664,439	2,504,371
2.5000%, 3/20/51	2,533,807	2,224,262
3.0000%, 4/20/51	1,363,401	1,237,654
3.0000%, 7/20/51	1,269,645	1,151,368
3.0000%, 8/20/51	3,468,337	3,144,161
		13,250,173
Total Mortgage-Backed Securities (cost $177,505,782)		174,833,343
United States Treasury Notes/Bonds– 21.1%
4.6250%, 2/28/25	457,000	456,732
4.2500%, 5/31/25	442,000	440,377
4.2500%, 12/31/25	9,316,000	9,314,181
4.3750%, 12/15/26	14,041,000	14,178,119
1.2500%, 12/31/26	3,166,000	2,922,366
4.8750%, 10/31/28	5,580,400	5,824,978
4.3750%, 11/30/28	14,490,000	14,827,345
4.3750%, 11/30/30	9,302,500	9,565,586
4.5000%, 11/15/33	25,092,400	26,343,099
4.3750%, 8/15/43	7,330,000	7,482,327
4.7500%, 11/15/43#	15,295,000	16,406,277
4.1250%, 8/15/53	18,341,000	18,538,739
Total United States Treasury Notes/Bonds (cost $121,724,465)		126,300,126
Investment Companies– 8.9%
Money Markets – 8.9%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº,£((cost $53,610,051)	53,603,132	53,613,853
Investments Purchased with Cash Collateral from Securities Lending– 2.8%
Investment Companies – 2.3%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº,£	13,649,589	13,649,589
Time Deposits – 0.5%
Royal Bank of Canada, 5.3100%, 1/2/24	$3,305,339	3,305,339
Total Investments Purchased with Cash Collateral from Securities Lending (cost $16,954,928)		16,954,928
Total Investments (total cost $658,612,368) – 109.5%		657,389,270
Liabilities, net of Cash, Receivables and Other Assets – (9.5)%		(57,153,217)
Net Assets – 100%		$600,236,053

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$649,691,762	98.8%
Canada	2,510,873	0.4
France	2,290,352	0.4
United Kingdom	1,571,435	0.2
Japan	1,324,848	0.2

Total	$657,389,270	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/23
Investment Companies - 8.9%
Money Markets - 8.9%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	$2,956,518	$3,142	$(3,140)	$53,613,853
Investments Purchased with Cash Collateral from Securities Lending - 2.3%
Investment Companies - 2.3%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	77,055∆	-	-	13,649,589
Total Affiliated Investments - 11.2%	$3,033,573	$3,142	$(3,140)	$67,263,442

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 12/31/23
Investment Companies - 8.9%
Money Markets - 8.9%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	62,116,369	253,542,804	(262,045,322)	53,613,853
Investments Purchased with Cash Collateral from Securities Lending - 2.3%
Investment Companies - 2.3%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	15,117,312	109,049,971	(110,517,694)	13,649,589

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	21

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

Schedule of Futures

Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation/(Depreciation)
Futures Long:
10 Year US Treasury Note	128	3/28/24	$14,450,000	$452,030
2 Year US Treasury Note	629	4/3/24	129,519,945	1,154,343
5 Year US Treasury Note	734	4/3/24	79,839,703	1,658,034
Ultra Long Term US Treasury Bond	6	3/28/24	801,563	67,969
US Treasury Long Bond	245	3/28/24	30,609,688	2,172,492
Total - Futures Long				5,504,868
Futures Short:
Ultra 10-Year Treasury Note	289	3/28/24	(34,106,516)	(1,438,543)
Total				$4,066,325

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2023

Interest Rate Contracts
Asset Derivatives:
*Futures contracts	$5,504,868

Liability Derivatives:
*Futures contracts	$1,438,543

*The fair value presented includes net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps. In the Statement of Assets and Liabilities, only current day's variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Schedule of Investments

December 31, 2023

The following tables provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2023

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$(5,961,221)	$(5,961,221)
Swap contracts	(184,119)	-	$ (184,119)

Total	$(184,119)	$(5,961,221)	$(6,145,340)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Credit Contracts	Interest Rate Contracts	Total
Futures contracts	$ -	$ 4,265,183	$ 4,265,183

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2023

Futures contracts:
Average notional amount of contracts - long	$211,333,309
Average notional amount of contracts - short	20,587,537

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$16,405,205	$—	$(16,405,205)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	23

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information

Bloomberg U.S. Aggregate Bond Index	Bloomberg U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

IBOR	Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate
TBA

(To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when specific mortgage pools are assigned.

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2023 is $156,525,576, which represents 26.1% of net assets.

‡

Variable or floating rate security. Rate shown is the current rate as of December 31, 2023. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of December 31, 2023.

#	Loaned security; a portion of the security is on loan at December 31, 2023.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

24	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$141,252,075	$-
Corporate Bonds	-	144,434,945	-
Mortgage-Backed Securities	-	174,833,343	-
United States Treasury Notes/Bonds	-	126,300,126	-
Investment Companies	-	53,613,853	-
Investments Purchased with Cash Collateral from Securities Lending	-	16,954,928	-
Total Investments in Securities	$-	$657,389,270	$-
Other Financial Instruments(a):
Futures Contracts	5,504,868	-	-
Total Assets	$5,504,868	$657,389,270	$-
Liabilities
Other Financial Instruments(a):
Futures Contracts	$1,438,543	$-	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Aspen Series	25

Janus Henderson VIT Flexible Bond Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets:
Unaffiliated investments, at value (cost $591,352,728)(1)	$590,125,828
Affiliated investments, at value (cost $67,259,640)	67,263,442
Deposits with brokers for futures	2,820,000
Variation margin receivable on futures contracts	172,263
Trustees' deferred compensation	16,463
Receivables:
Interest	3,749,409
Investments sold	1,151,151
Portfolio shares sold	695,496
Dividends from affiliates	224,313
Other assets	52,354
Total Assets	666,270,719
Liabilities:
Collateral for securities loaned (Note 3)	16,954,928
Variation margin payable on futures contracts	49,125
Payables:	—
TBA investments purchased	37,599,426
Investments purchased	10,247,718
Portfolio shares repurchased	606,291
Advisory fees	233,846
12b-1 Distribution and shareholder servicing fees	104,436
Professional fees	56,853
Transfer agent fees and expenses	26,869
Trustees' deferred compensation fees	16,463
Custodian fees	3,051
Affiliated portfolio administration fees payable	1,294
Trustees' fees and expenses	588
Accrued expenses and other payables	133,778
Total Liabilities	66,034,666
Commitments and contingent liabilities (Note 4)
Net Assets	$600,236,053
Net Assets Consist of:
Capital (par value and paid-in surplus)	$692,020,371
Total distributable earnings (loss)	(91,784,318)
Total Net Assets	$600,236,053
Net Assets - Institutional Shares	$115,745,898
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	11,510,049
Net Asset Value Per Share	$10.06
Net Assets - Service Shares	$484,490,155
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	43,397,179
Net Asset Value Per Share	$11.16

(1) Includes $16,405,205 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

26	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Statement of Operations

For the year ended December 31, 2023

Investment Income:
Interest	$23,512,413
Dividends from affiliates	2,956,518
Affiliated securities lending income, net	77,055
Unaffiliated securities lending income, net	19,853
Other income	99,914
Total Investment Income	26,665,753
Expenses:
Advisory fees	2,873,244
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,150,612
Transfer agent administrative fees and expenses:
Institutional Shares	55,849
Service Shares	230,158
Other transfer agent fees and expenses:
Institutional Shares	2,603
Service Shares	6,991
Professional fees	70,422
Non-affiliated portfolio administration fees	62,267
Shareholder reports expense	42,084
Affiliated portfolio administration fees	18,415
Registration fees	16,384
Custodian fees	13,217
Trustees’ fees and expenses	12,843
Other expenses	230,570
Total Expenses	4,785,659
Less: Excess Expense Reimbursement and Waivers	(349,159)
Net Expenses	4,436,500
Net Investment Income/(Loss)	22,229,253
Net Realized Gain/(Loss) on Investments:
Investments	(26,652,367)
Investments in affiliates	3,142
Futures contracts	(5,961,221)
Swap contracts	(184,119)
Total Net Realized Gain/(Loss) on Investments	(32,794,565)
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	36,453,752
Investments in affiliates	(3,140)
Futures contracts	4,265,183
Total Change in Unrealized Net Appreciation/Depreciation	40,715,795
Net Increase/(Decrease) in Net Assets Resulting from Operations	$30,150,483

See Notes to Financial Statements.

Janus Aspen Series	27

Janus Henderson VIT Flexible Bond Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$22,229,253	$12,880,471
Net realized gain/(loss) on investments	(32,794,565)	(62,569,826)
Change in unrealized net appreciation/depreciation	40,715,795	(42,692,111)
Net Increase/(Decrease) in Net Assets Resulting from Operations	30,150,483	(92,381,466)
Dividends and Distributions to Shareholders:
Institutional Shares	(4,813,510)	(4,991,883)
Service Shares	(16,984,971)	(17,607,350)
Net Decrease from Dividends and Distributions to Shareholders	(21,798,481)	(22,599,233)
Capital Share Transactions:
Institutional Shares	6,784,673	(5,769,476)
Service Shares	32,594,010	(10,774,597)
Net Increase/(Decrease) from Capital Share Transactions	39,378,683	(16,544,073)
Net Increase/(Decrease) in Net Assets	47,730,685	(131,524,772)
Net Assets:
Beginning of period	552,505,368	684,030,140
End of period	$600,236,053	$552,505,368

See Notes to Financial Statements.

28	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.94	$12.05	$12.75	$11.88	$11.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.26	0.21	0.28	0.34
Net realized and unrealized gain/(loss)	0.14	(1.90)	(0.33)	0.96	0.72
Total from Investment Operations	0.55	(1.64)	(0.12)	1.24	1.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.27)	(0.25)	(0.37)	(0.39)
Distributions (from capital gains)	—	(0.20)	(0.33)	—	—
Total Dividends and Distributions	(0.43)	(0.47)	(0.58)	(0.37)	(0.39)
Net Asset Value, End of Period	$10.06	$9.94	$12.05	$12.75	$11.88
Total Return*	5.61%	(13.66)%	(0.90)%	10.48%	9.57%
Net Assets, End of Period (in thousands)	$115,746	$107,682	$136,115	$145,792	$162,620
Average Net Assets for the Period (in thousands)	$111,973	$115,525	$137,695	$156,575	$208,624
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.60%	0.59%	0.60%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.57%	0.58%	0.59%	0.60%
Ratio of Net Investment Income/(Loss)	4.07%	2.37%	1.72%	2.28%	2.89%
Portfolio Turnover Rate(2)	203%	182%	160%	139%	177%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

Janus Aspen Series	29

Janus Henderson VIT Flexible Bond Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.99	$13.27	$13.99	$12.99	$12.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.42	0.25	0.20	0.28	0.34
Net realized and unrealized gain/(loss)	0.15	(2.09)	(0.37)	1.05	0.79
Total from Investment Operations	0.57	(1.84)	(0.17)	1.33	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.40)	(0.24)	(0.22)	(0.33)	(0.37)
Distributions (from capital gains)	—	(0.20)	(0.33)	—	—
Total Dividends and Distributions	(0.40)	(0.44)	(0.55)	(0.33)	(0.37)
Net Asset Value, End of Period	$11.16	$10.99	$13.27	$13.99	$12.99
Total Return*	5.29%	(13.90)%	(1.18)%	10.33%	9.28%
Net Assets, End of Period (in thousands)	$484,490	$444,824	$547,915	$493,364	$396,771
Average Net Assets for the Period (in thousands)	$461,437	$477,698	$513,269	$431,012	$384,358
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.84%	0.84%	0.85%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.82%	0.84%	0.85%
Ratio of Net Investment Income/(Loss)	3.83%	2.12%	1.47%	2.03%	2.63%
Portfolio Turnover Rate(2)	203%	182%	160%	139%	177%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Portfolio Turnover Rate excludes TBA (to be announced) purchase and sales commitments.

See Notes to Financial Statements.

30	DECEMBER 31, 2023

Janus Henderson VIT Flexible Bond Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Flexible Bond Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

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Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2023 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or

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other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Portfolio may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Portfolio is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

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Notes to Financial Statements

Futures contracts are valued at the settlement price on valuation date on the exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract.

Securities held by the Portfolio that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year, the Portfolio purchased interest rate futures to increase exposure to interest rate risk.

During the year, the Portfolio sold interest rate futures to decrease exposure to interest rate risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades.

The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are

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Notes to Financial Statements

reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

The Portfolio may enter into various types of credit default swap agreements, including OTC credit default swap agreements, for investment purposes, to add leverage to its Portfolio, or to hedge against widening credit spreads on high-yield/high-risk bonds. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Portfolio will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

As a buyer of credit protection, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Portfolio as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and potentially received no benefit from the contract.

If the Portfolio is the seller of credit protection against a particular security, the Portfolio would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Portfolio would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Portfolio may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Portfolio holds a long position in a CDX, the Portfolio would indirectly bear its proportionate share of any expenses paid by a CDX. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Portfolio could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty.

During the year, the Portfolio purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

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Notes to Financial Statements

There were no credit default swaps held at December 31, 2023.

3. Other Investments and Strategies

Market Risk

The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, conflicts, including related sanctions, social unrest, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer and commercial loans or receivables. The Portfolio may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Portfolio may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest

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rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Portfolio’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, extension risk (if interest rates rise), and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Portfolio may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Portfolio may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Portfolio’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Portfolio may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Portfolio invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Portfolio may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Portfolio will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the delivery of a specific security, the characteristics of the security delivered to the Portfolio may be less favorable than expected. If the counterparty to a transaction fails to deliver the security, the Portfolio could suffer a loss. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Collateral for To Be Announced Transactions.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made. Because the Portfolio is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Portfolio’s other investments. If the other party to a transaction fails to deliver the securities, the Portfolio could miss a favorable price or yield opportunity. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage. If the Portfolio remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases (including TBA commitments) are outstanding, the purchases may result in a form of leverage.

When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay

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for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain

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other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $16,405,205. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2023 is $16,954,928, resulting in the net amount due to the counterparty of $549,723.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $300 Million	0.55
Over $300 Million	0.45

The Portfolio’s actual investment advisory fee rate for the reporting period was 0.50% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to the management fee, if applicable, the fees payable pursuant to a Rule 12b-1 plan, (applicable to Service Shares), shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.52% for at least a one-year period commencing on April 28, 2023. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs

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are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $31,482 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,000 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are

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no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and derivatives. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 2,429,595	$ -	$ (92,787,578)	$ -	$ (16,466)	$ (1,409,869)

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(56,125,575)	$(36,662,003)	$ (92,787,578)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and straddle loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 658,799,139	$11,848,932	$(13,258,801)	$ (1,409,869)

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Information on the tax components of derivatives as of December 31, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,066,325	$ -	$ -	$ -

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 21,798,481	$ -	$ -	$ -

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 13,321,465	$ 9,277,768	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

6. Capital Share Transactions

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	2,231,460	$22,281,957	1,620,210	$ 16,866,364
Reinvested dividends and distributions	482,279	4,813,510	488,927	4,991,883
Shares repurchased	(2,036,112)	(20,310,794)	(2,569,876)	(27,627,723)
Net Increase/(Decrease)	677,627	$ 6,784,673	(460,739)	$ (5,769,476)
Service Shares:
Shares sold	6,464,332	$71,398,401	5,669,493	$ 67,206,132
Reinvested dividends and distributions	1,534,773	16,984,971	1,559,781	17,607,350
Shares repurchased	(5,064,707)	(55,789,362)	(8,042,278)	(95,588,079)
Net Increase/(Decrease)	2,934,398	$32,594,010	(813,004)	$(10,774,597)

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7. Purchases and Sales of Investment Securities

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$308,070,742	$199,515,967	$ 788,298,089	$ 845,933,709

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Flexible Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Flexible Bond Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2024

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3, 2023 and December 14-15, 2023, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2024 through February 1, 2025, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index.

In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2023, approximately 44% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2023, approximately 50% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2023 performance has been reasonable, noting that: (i) for the 12 months ended September 30, 2023, approximately 43% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; (ii) for the 36 months ended September 30, 2023, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; and (iii) for the 5- and 10-year periods ended September 30, 2023, approximately 63% and 66% of the Janus Henderson Funds were in the top two quartiles of performance, respectively, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2023 and the second Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting

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Additional Information (unaudited)

that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant referenced its past analyses from 2022, which found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) 9 of 11 Janus Henderson Funds had lower management fees than similar funds subadvised by the Adviser. As part of their review of the 2022 independent consultant findings, the Trustees noted that for the two Janus Henderson Funds that did not have lower management fees than similar funds subadvised by the Adviser, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2022 and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees noted that the Adviser reported no changes to its allocation methodology for the 2023 15(c) process; however, at the Trustees’ request, the independent fee consultant reviewed changes to the allocation methodology that were reflected in the 2021 data for the 2022 15(c) process, but were not separately analyzed by the independent fee consultant as part of its 2022 review. The independent fee consultant found the new allocation methodology and the rationale for the changes to be reasonable. Further, the independent fee consultant’s analysis of fund operating margins showed de minimis impact on operating margins as a result of the changes to the allocation methodology. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2022, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2023 report: (1) past analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 28% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 31% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have low flat-rate fees (the “Low Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets.

With respect to the Low Flat-Rate Fee Funds, the independent fee consultant concluded in its 2023 report that (1) 70% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on

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Additional Information (unaudited)

the Low Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.

The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2023:

Section 163(j) Interest Dividend	88%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees' Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Board Member, Revitate Capital (alternate asset manager) (since 2023), Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson VIT Flexible Bond Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Trustee, TIP (2008-2023), Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Formerly, Director of MGIC Investment Corporation (private mortgage insurance) (2013-2023), Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Michael Keough 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Portfolio	12/15-Present	Portfolio Manager for other Janus Henderson accounts.
Greg Wilensky 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Henderson Flexible Bond Portfolio	2/20-Present

Head of U.S. Fixed Income of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts. Formerly, Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein (2007-2019).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present	Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Portfolios distributed by Janus Henderson Distributors US LLC
109-02-81114 02-24

ANNUAL REPORT December 31, 2023

Janus Henderson VIT Forty Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Forty Portfolio

Janus Henderson VIT Forty Portfolio (unaudited)

Brian Recht co-portfolio manager	Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2023, Janus Henderson VIT Forty Portfolio’s Institutional Shares and Service Shares returned 39.96% and 39.65%, respectively, versus a return of 42.68% for the Portfolio’s primary benchmark, the Russell 1000® Growth Index. The Portfolio’s secondary benchmark, the S&P 500® Index, returned 26.29% for the period.

INVESTMENT ENVIRONMENT

The balancing act involved in taming inflation while preventing a recession presented complications and bouts of volatility over the period. Most notable was the March collapse of Silicon Valley Bank and other regional banks. However, the Federal Reserve (Fed) responded swiftly to restore confidence in the banking system, slowing deposit outflows, preventing more systemic issues, and calming market fears.

The stock market largely climbed from the beginning of the period through July, driven by optimism about the slowing pace of interest rate hikes and positive economic fundamentals. Excitement surrounding artificial intelligence (AI) and related technologies also boosted market sentiment. However, stock market returns were fairly narrow in breadth, driven by a handful of large- and mega-cap stocks linked to AI developments. In July, the S&P 500 reached an 18-month peak, but market optimism briefly reversed course in the third quarter on fears of sustained higher interest rates, the Fitch downgrade of U.S. debt (from AAA to AA+), and growing worries about China’s lagging economic growth.

Still, U.S. gross domestic product (GDP) continued to exceed expectations in the second half of the year, and corporate earnings remained relatively strong, aided by reduced input costs. Inflation moderated, helped by softening energy prices. After four interest rate increases in 2023, markets cheered when the Fed took a decidedly dovish pivot in December, guiding toward the potential for multiple rate cuts in 2024. With still relatively robust GDP growth and low unemployment, the Fed now expects a soft-landing scenario for the U.S. economy.

The S&P 500 posted a gain of 26.29% for 2023, largely driven by strength in technology stocks. The communication services and consumer discretionary sectors also beat the broader market.

PERFORMANCE DISCUSSION

The Portfolio underperformed its primary benchmark, the Russell 1000 Growth Index, but outperformed its secondary benchmark, the S&P 500 Index, during the year ended December 31, 2023. Stock selection in the Portfolio detracted from performance relative to the primary benchmark during the period.

As part of our investment strategy, we seek companies that have built clear, sustainable, and competitive moats around their businesses, giving them the potential to grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage, or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons.

Stocks linked to AI were among the period’s best performers, including one of the Portfolio’s top relative contributors, Meta. The stock’s gains were driven by significant upward earnings estimate revisions during the year. In fact, estimates have risen so much over the last 12 months that entering 2023, Meta’s stock was trading

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Janus Henderson VIT Forty Portfolio (unaudited)

at only seven times earnings when considering the current consensus 2024 estimates. Investor sentiment improved as management took steps to increase efficiencies after overextended operations in the wake of the pandemic. The company continued to benefit from its cost rationalization program following a year in which it faced headwinds from a slowing online advertising market. Investors also hoped that AI initiatives could buttress advertising revenues despite a tougher macroeconomic backdrop.

Advanced Micro Devices (AMD) was also among the top relative contributors. The company produces a suite of semiconductor chips, and investors are particularly excited about AMD's new opportunities tied to AI. The company’s recent launch of its new MI300x GPU accelerator has demonstrated broad customer momentum and favorable performance metrics. Later in the period, the stock outperformed as investors became more optimistic about a potential resurgence in chip demand in 2024. AMD also reported better-than-expected revenue growth for the third quarter of 2023, reflecting strong demand for its products from data centers and indicating a solid revenue outlook for 2024.

Workday Inc., an enterprise management software provider, was a top contributor after exceeding revenue and earnings estimates. Robust demand for its financial and human capital management solutions across diverse sectors and AI integrations drove performance. By raising its 2024 subscription revenue guidance, Workday indicated continued growth and market strength.

Illumina, a leader in advanced tools used for genetic sequencing, was among the top detractors for the period. In August, management reduced its 2023 revenue growth forecast as the company experienced a challenging life science end-market alongside other tool companies. In addition, about 10% of the company’s revenue has been derived from China, which is experiencing weakness amid a slow COVID-19 recovery.

Deere & Company, an agricultural equipment manufacturer, was also among the top relative detractors. Despite reporting strong fiscal year earnings, the share price fell amid a more cautious 2024 industry outlook. Lower sales forecasts, market uncertainties around farm fundamentals, and elevated interest rates contributed to the company’s conservative outlook, particularly in Brazil. We continue to assess Deere’s position in its business cycle as the company may be closer to the bottom than mid-cycle. We also recognize its investments in competitive advantages beyond its agricultural roots and are encouraged by improving business fundamentals.

Financial services company Charles Schwab was among the top detractors. Earlier in the period, Schwab was partly hurt by lower bank deposit account fees as customers shifted cash balances into higher-yielding assets. The company was also impacted by a general sell-off in financials related to the failures of Silicon Valley Bank and Signature Bank, as investors considered the broader implications for the banking industry. Later in the period, the stock declined sharply after the brokerage firm announced a cost-cutting plan that featured hefty one-time charges. Negative sentiment surrounded the firm’s plan to lay off staff and reduce its office footprint. We exited our position in the stock during the period.

OUTLOOK

“Another challenging year for stocks in 2023. We see the S&P 500 landing somewhere between 2,800 (pessimistic) and 3,400 (optimistic) at year-end 2023.”1

This is one of many headlines written a year ago by leading macro-economists, nearly all of whom were negative on the equity backdrop in 2023. However, the S&P 500 ended 2023 up over 24% (at nearly 4,800), and the NASDAQ Index had its best year in a quarter century. We do not claim to have more informed macroanalysis than these economists, but we do recognize the exceptional difficulty in predicting market performance in any given year. Instead, our focus remains on constructing a portfolio of 35-40 highly resilient and innovative companies.

American capitalism has consistently shown remarkable resiliency in the face of adversity. During COVID-19, for instance, restaurants adapted by implementing individualized outdoor pods, while travel companies streamlined their expenses to maximize cash flow before travel resumed. While the economy and capital markets will surely have ups and downs, we believe we can grow invested capital by owning resilient and high-quality companies. Further, we seek companies gaining market share and operating in end markets that are poised for faster growth than the overall economy.

The question then becomes: what end markets should structurally grow faster than the broader economy over the next decade? We believe three megatrends will shape the investment landscape – deglobalization, digitization, and decarbonization.

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Janus Henderson VIT Forty Portfolio (unaudited)

In 2020, the shortcomings of globalization were exposed during the pandemic, leading to disruptions in supply chains and inventory shortages. When combined with increasing geopolitical tensions, we believe the investment environment for the next decade will be marked by deglobalization, in contrast to globalization over the prior two decades. Deglobalization may drive companies to onshore more production, potentially resulting in structurally higher inflation as well as capital and labor costs. One of the companies we own in the portfolio is a large global producer of industrial gases such as oxygen, nitrogen, and hydrogen. As onshoring increases, we believe this company is well positioned to benefit as these gases are crucial for the construction of new domestic fabrication plants and food storage facilities.

Digitization is another megatrend we anticipate will continue to outpace the overall economy. A company we bought in the fourth quarter is a large online commerce platform with operations in numerous Central and South American countries that we believe should benefit from increased digitization. E-commerce penetration is only around 12% in Latin America versus approximately 20% in the U.S., setting the region up for many more years of growth and share gains.

Regarding decarbonization, Deere & Company exemplifies this theme as the company transitions from a cyclical machinery manufacturer to a technology leader specializing in precision agriculture. By using software and technology to optimize planting spaces, Deere can help farmers increase yields and reduce fertilizer usage. Given that agriculture accounts for approximately 10% of greenhouse gas emissions2 and that up to 80% of fertilizer products are derived from natural gas,3 Deere supports agricultural productivity and global decarbonization.

While we do not believe that 2024 market gains will replicate those of 2023, we seek to own a portfolio of companies that are aligned with these megatrends and could continue to compound and take share through a variety of market and economic environments.

Thank you for your investment in Janus Henderson VIT Forty Portfolio.

1 Trahan Macro Research, “Another Challenging Year for Stocks in 2023.” January 4, 2023

2 EPA, “Total U.S. Greenhouse Gas Emissions by Economic Sector.” 2021

3 America Gas Association, “Natural Gas Critical to Agriculture Sector.” March 22, 2023

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

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Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Meta Platforms Inc - Class A	3.70%	2.50%	Illumina Inc	1.57%	-1.74%
Advanced Micro Devices Inc	2.70%	1.50%	Deere & Co	2.85%	-1.48%
Workday Inc - Class A	4.19%	0.79%	Charles Schwab Corp	1.08%	-1.10%
Booking Holdings Inc	2.59%	0.73%	Danaher Corp	2.33%	-1.06%
Blackstone Group Inc	2.34%	0.73%	Mastercard Inc	6.20%	-0.98%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Consumer Staples	1.75%	1.05%	5.00%
	Communication Services	1.64%	7.08%	9.41%
	Energy	0.73%	0.00%	0.96%
	Utilities	0.02%	0.00%	0.05%
	Financials	-0.12%	10.94%	5.82%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Health Care	-2.21%	11.06%	11.45%
	Real Estate	-0.99%	3.31%	1.18%
	Materials	-0.94%	3.65%	1.00%
	Industrials	-0.74%	6.52%	6.88%
	Other**	-0.66%	2.02%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2023

Janus Henderson VIT Forty Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	11.0%
Amazon.com Inc
Multiline Retail	6.5%
Apple Inc
Technology Hardware, Storage & Peripherals	6.2%
Mastercard Inc
Diversified Financial Services	5.6%
Meta Platforms Inc - Class A
Interactive Media & Services	5.1%
34.4%

Asset Allocation - (% of Net Assets)
Common Stocks	98.7%
Investment Companies	1.4%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2023	As of December 31, 2022

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Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	39.96%	16.92%	13.73%	12.07%	0.55%
Service Shares	39.65%	16.64%	13.45%	11.77%	0.80%
Russell 1000 Growth Index	42.68%	19.50%	14.86%	9.43%
S&P 500 Index	26.29%	15.69%	12.03%	8.93%
Morningstar Quartile - Institutional Shares	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for Large Growth Funds	520/1,212	341/1,096	173/1,012	11/496

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

6	DECEMBER 31, 2023

Janus Henderson VIT Forty Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged.

See “Useful Information About Your Portfolio Report.”

Mr. Rao intends to retire from Janus Henderson Investors effective on or about December 31, 2024.

*The Portfolio’s inception date – May 1 ,1997

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Forty Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Net Annualized Expense Ratio (7/1/23 - 12/31/23)
Institutional Shares	$1,000.00	$1,103.90	$2.97	$1,000.00	$1,022.38	$2.85	0.56%
Service Shares	$1,000.00	$1,102.60	$4.24	$1,000.00	$1,021.17	$4.08	0.80%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2023

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 98.7%
Aerospace & Defense – 2.1%
Howmet Aerospace Inc	400,432	$21,671,380
Automobiles – 0.5%
Rivian Automotive Inc - Class A*,#	238,946	5,605,673
Banks – 1.8%
JPMorgan Chase & Co	105,628	17,967,323
Biotechnology – 5.0%
AbbVie Inc	154,197	23,895,909
Argenx SE (ADR)*	15,859	6,033,239
Madrigal Pharmaceuticals Inc*	35,642	8,246,846
Vertex Pharmaceuticals Inc*	32,262	13,127,085
		51,303,079
Capital Markets – 1.8%
Blackstone Group Inc	140,122	18,344,772
Chemicals – 1.8%
Linde PLC	44,315	18,200,614
Diversified Financial Services – 5.6%
Mastercard Inc	134,038	57,168,547
Electrical Equipment – 1.1%
Eaton Corp PLC	44,658	10,754,540
Health Care Equipment & Supplies – 1.7%
Abbott Laboratories	156,607	17,237,732
Health Care Providers & Services – 2.7%
UnitedHealth Group Inc	52,650	27,718,645
Hotels, Restaurants & Leisure – 4.2%
Booking Holdings Inc*	9,764	34,635,056
Caesars Entertainment Inc*	185,991	8,719,258
		43,354,314
Insurance – 2.1%
Progressive Corp/The	137,426	21,889,213
Interactive Media & Services – 9.5%
Alphabet Inc - Class C*	325,616	45,889,063
Meta Platforms Inc - Class A*	147,024	52,040,615
		97,929,678
Life Sciences Tools & Services – 3.6%
Danaher Corp	96,359	22,291,691
Illumina Inc*	107,179	14,923,604
		37,215,295
Machinery – 2.2%
Deere & Co	57,082	22,825,379
Metals & Mining – 1.0%
Freeport-McMoRan Inc	241,994	10,301,685
Multiline Retail – 7.4%
Amazon.com Inc*	440,878	66,987,003
MercadoLibre Inc*	5,477	8,607,325
		75,594,328
Pharmaceuticals – 1.8%
Eli Lilly & Co	32,306	18,831,814
Real Estate Management & Development – 2.4%
CoStar Group Inc*	284,883	24,895,925
Semiconductor & Semiconductor Equipment – 10.7%
Advanced Micro Devices Inc*	92,768	13,674,931
ASML Holding NV	31,614	23,929,269
Marvell Technology Inc	222,393	13,412,522
NVIDIA Corp	87,422	43,293,123
Texas Instruments Inc	94,112	16,042,332
		110,352,177
Software – 18.3%
Adobe Inc*	35,527	21,195,408
Atlassian Corp - Class A*	52,353	12,452,685

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Microsoft Corp	301,843	$113,505,042
Workday Inc - Class A*	148,075	40,877,584
		188,030,719
Specialized Real Estate Investment Trusts (REITs) – 1.8%
American Tower Corp	86,973	18,775,731
Specialty Retail – 1.8%
TJX Cos Inc	194,054	18,204,206
Technology Hardware, Storage & Peripherals – 6.2%
Apple Inc	328,486	63,243,410
Textiles, Apparel & Luxury Goods – 1.6%
LVMH Moet Hennessy Louis Vuitton SE	20,831	16,867,877
Total Common Stocks (cost $570,220,657)		1,014,284,056
Investment Companies– 1.4%
Money Markets – 1.4%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº,£((cost $14,477,647)	14,475,108	14,478,003
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº,£	1,156,686	1,156,686
Time Deposits – 0%
Royal Bank of Canada, 5.3100%, 1/2/24	$289,172	289,172
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,445,858)		1,445,858
Total Investments (total cost $586,144,162) – 100.2%		1,030,207,917
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(2,225,517)
Net Assets – 100%		$1,027,982,400

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$974,770,207	94.6%
Netherlands	23,929,269	2.3
France	16,867,877	1.7
Argentina	8,607,325	0.8
Belgium	6,033,239	0.6

Total	$1,030,207,917	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2023

Janus Henderson VIT Forty Portfolio

Schedule of Investments

December 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/23
Investment Companies - 1.4%
Money Markets - 1.4%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	$892,161	$2,401	$(1,897)	$14,478,003
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	3,023∆	-	-	1,156,686
Total Affiliated Investments - 1.5%	$895,184	$2,401	$(1,897)	$15,634,689

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 12/31/23
Investment Companies - 1.4%
Money Markets - 1.4%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	20,498,718	203,238,818	(209,260,037)	14,478,003
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	-	72,833,908	(71,677,222)	1,156,686

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$1,398,756	$—	$(1,398,756)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2023.

#	Loaned security; a portion of the security is on loan at December 31, 2023.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,014,284,056	$-	$-
Investment Companies	-	14,478,003	-
Investments Purchased with Cash Collateral from Securities Lending	-	1,445,858	-
Total Assets	$1,014,284,056	$15,923,861	$-

12	DECEMBER 31, 2023

Janus Henderson VIT Forty Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets:
Unaffiliated investments, at value (cost $570,509,829)(1)	$1,014,573,228
Affiliated investments, at value (cost $15,634,333)	15,634,689
Trustees' deferred compensation	28,213
Receivables:
Portfolio shares sold	404,786
Dividends	254,891
Dividends from affiliates	52,515
Foreign tax reclaims	7,160
Other assets	10,009
Total Assets	1,030,965,491
Liabilities:
Collateral for securities loaned (Note 2)	1,445,858
Payables:	—
Portfolio shares repurchased	795,955
Advisory fees	441,525
12b-1 Distribution and shareholder servicing fees	131,337
Transfer agent fees and expenses	45,967
Professional fees	43,431
Trustees' deferred compensation fees	28,213
Custodian fees	2,251
Affiliated portfolio administration fees payable	2,213
Trustees' fees and expenses	831
Accrued expenses and other payables	45,510
Total Liabilities	2,983,091
Net Assets	$1,027,982,400
Net Assets Consist of:
Capital (par value and paid-in surplus)	$518,459,087
Total distributable earnings (loss)	509,523,313
Total Net Assets	$1,027,982,400
Net Assets - Institutional Shares	$418,209,383
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,831,625
Net Asset Value Per Share	$47.35
Net Assets - Service Shares	$609,773,017
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,351,832
Net Asset Value Per Share	$42.49

(1) Includes $1,398,756 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

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Janus Henderson VIT Forty Portfolio

Statement of Operations

For the year ended December 31, 2023

Investment Income:
Dividends	$7,852,365
Dividends from affiliates	892,161
Affiliated securities lending income, net	3,023
Unaffiliated securities lending income, net	1,148
Other income	261
Foreign tax withheld	(77,575)
Total Investment Income	8,671,383
Expenses:
Advisory fees	4,363,375
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,363,360
Transfer agent administrative fees and expenses:
Institutional Shares	185,851
Service Shares	272,737
Other transfer agent fees and expenses:
Institutional Shares	6,753
Service Shares	6,271
Professional fees	53,637
Affiliated portfolio administration fees	29,233
Registration fees	22,083
Trustees’ fees and expenses	21,180
Shareholder reports expense	20,565
Custodian fees	7,049
Other expenses	68,730
Total Expenses	6,420,824
Net Investment Income/(Loss)	2,250,559
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	93,017,254
Investments in affiliates	2,401
Total Net Realized Gain/(Loss) on Investments	93,019,655
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	208,526,145
Investments in affiliates	(1,897)
Total Change in Unrealized Net Appreciation/Depreciation	208,524,248
Net Increase/(Decrease) in Net Assets Resulting from Operations	$303,794,462

See Notes to Financial Statements.

14	DECEMBER 31, 2023

Janus Henderson VIT Forty Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$2,250,559	$945,511
Net realized gain/(loss) on investments	93,019,655	(26,169,667)
Change in unrealized net appreciation/depreciation	208,524,248	(384,909,155)
Net Increase/(Decrease) in Net Assets Resulting from Operations	303,794,462	(410,133,311)
Dividends and Distributions to Shareholders:
Institutional Shares	(721,329)	(57,912,332)
Service Shares	(677,823)	(88,064,766)
Net Decrease from Dividends and Distributions to Shareholders	(1,399,152)	(145,977,098)
Capital Share Transactions:
Institutional Shares	(22,314,450)	22,748,415
Service Shares	(44,235,945)	82,752,521
Net Increase/(Decrease) from Capital Share Transactions	(66,550,395)	105,500,936
Net Increase/(Decrease) in Net Assets	235,844,915	(450,609,473)
Net Assets:
Beginning of period	792,137,485	1,242,746,958
End of period	$1,027,982,400	$792,137,485

See Notes to Financial Statements.

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Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$33.89	$61.75	$57.00	$44.38	$35.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.10	(0.15)	(0.01)	0.09
Net realized and unrealized gain/(loss)	13.38	(20.82)	12.39	16.29	12.55
Total from Investment Operations	13.54	(20.72)	12.24	16.28	12.64
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.07)	—	(0.14)	(0.06)
Distributions (from capital gains)	—	(7.07)	(7.49)	(3.52)	(3.40)
Total Dividends and Distributions	(0.08)	(7.14)	(7.49)	(3.66)	(3.46)
Net Asset Value, End of Period	$47.35	$33.89	$61.75	$57.00	$44.38
Total Return*	39.96%	(33.55)%	22.90%	39.40%	37.16%
Net Assets, End of Period (in thousands)	$418,209	$317,938	$523,822	$462,216	$362,001
Average Net Assets for the Period (in thousands)	$372,301	$374,815	$497,818	$389,419	$337,416
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.55%	0.77%	0.76%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.55%	0.77%	0.76%	0.77%
Ratio of Net Investment Income/(Loss)	0.39%	0.25%	(0.25)%	(0.02)%	0.23%
Portfolio Turnover Rate	36%	39%	31%	41%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2023

Janus Henderson VIT Forty Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$30.46	$56.64	$52.96	$41.53	$33.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	—(2)	(0.28)	(0.12)	(0.01)
Net realized and unrealized gain/(loss)	12.03	(19.09)	11.45	15.15	11.80
Total from Investment Operations	12.08	(19.09)	11.17	15.03	11.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.02)	—	(0.08)	(0.01)
Distributions (from capital gains)	—	(7.07)	(7.49)	(3.52)	(3.40)
Total Dividends and Distributions	(0.05)	(7.09)	(7.49)	(3.60)	(3.41)
Net Asset Value, End of Period	$42.49	$30.46	$56.64	$52.96	$41.53
Total Return*	39.65%	(33.73)%	22.60%	39.03%	36.85%
Net Assets, End of Period (in thousands)	$609,773	$474,200	$718,925	$634,393	$525,112
Average Net Assets for the Period (in thousands)	$546,407	$536,667	$686,446	$548,645	$495,465
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	1.02%	1.01%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	1.02%	1.01%	1.02%
Ratio of Net Investment Income/(Loss)	0.14%	0.00%(3)	(0.50)%	(0.27)%	(0.02)%
Portfolio Turnover Rate	36%	39%	31%	41%	35%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Forty Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as nondiversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

18	DECEMBER 31, 2023

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities

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Janus Henderson VIT Forty Portfolio

Notes to Financial Statements

at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, conflicts, including related sanctions, social unrest, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

20	DECEMBER 31, 2023

Janus Henderson VIT Forty Portfolio

Notes to Financial Statements

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to

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Notes to Financial Statements

return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,398,756. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2023 is $1,445,858, resulting in the net amount due to the counterparty of $47,102.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000® Growth Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±8.50%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are

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Notes to Financial Statements

averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.48%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $31,482 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation

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Notes to Financial Statements

expenses for the year ended December 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,000 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2023, the Portfolio engaged in cross trades amounting to $490,503 in sales, resulting in a net realized gain of $185,797. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

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Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 584,806	$ 69,752,400	$ -	$ -	$ (25,534)	$439,211,641

During the year ended December 31, 2023, capital loss carryovers of $25,343,416 were utilized by the Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 590,996,276	$451,864,330	$(12,652,689)	$ 439,211,641

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,399,152	$ -	$ -	$ -

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 972,986	$ 145,004,112	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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Notes to Financial Statements

5. Capital Share Transactions

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	581,746	$ 23,521,761	560,663	$23,960,361
Reinvested dividends and distributions	15,519	721,329	1,704,072	57,912,332
Shares repurchased	(1,148,271)	(46,557,540)	(1,365,258)	(59,124,278)
Net Increase/(Decrease)	(551,006)	$(22,314,450)	899,477	$22,748,415
Service Shares:
Shares sold	1,090,100	$ 40,342,648	2,072,198	$74,331,303
Reinvested dividends and distributions	16,251	677,823	2,884,206	88,064,766
Shares repurchased	(2,322,499)	(85,256,416)	(2,081,926)	(79,643,548)
Net Increase/(Decrease)	(1,216,148)	$(44,235,945)	2,874,478	$82,752,521

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$324,761,679	$ 386,830,083	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Forty Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Forty Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2024

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3, 2023 and December 14-15, 2023, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2024 through February 1, 2025, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index.

In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2023, approximately 44% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2023, approximately 50% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2023 performance has been reasonable, noting that: (i) for the 12 months ended September 30, 2023, approximately 43% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; (ii) for the 36 months ended September 30, 2023, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; and (iii) for the 5- and 10-year periods ended September 30, 2023, approximately 63% and 66% of the Janus Henderson Funds were in the top two quartiles of performance, respectively, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2023 and the second Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting

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Additional Information (unaudited)

that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant referenced its past analyses from 2022, which found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) 9 of 11 Janus Henderson Funds had lower management fees than similar funds subadvised by the Adviser. As part of their review of the 2022 independent consultant findings, the Trustees noted that for the two Janus Henderson Funds that did not have lower management fees than similar funds subadvised by the Adviser, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2022 and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees noted that the Adviser reported no changes to its allocation methodology for the 2023 15(c) process; however, at the Trustees’ request, the independent fee consultant reviewed changes to the allocation methodology that were reflected in the 2021 data for the 2022 15(c) process, but were not separately analyzed by the independent fee consultant as part of its 2022 review. The independent fee consultant found the new allocation methodology and the rationale for the changes to be reasonable. Further, the independent fee consultant’s analysis of fund operating margins showed de minimis impact on operating margins as a result of the changes to the allocation methodology. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2022, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2023 report: (1) past analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 28% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 31% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have low flat-rate fees (the “Low Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets.

With respect to the Low Flat-Rate Fee Funds, the independent fee consultant concluded in its 2023 report that (1) 70% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on

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Additional Information (unaudited)

the Low Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.

The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2023:

Dividends Received Deduction Percentage	100%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees' Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Board Member, Revitate Capital (alternate asset manager) (since 2023), Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Trustee, TIP (2008-2023), Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Formerly, Director of MGIC Investment Corporation (private mortgage insurance) (2013-2023), Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

44	DECEMBER 31, 2023

Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
A. Douglas Rao 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Portfolio	6/13-Present	Portfolio Manager for other Janus Henderson accounts.
Brian Recht 151 Detroit Street Denver, CO 80206 DOB: 1987	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Portfolio	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Nick Schommer 151 Detroit Street Denver, CO 80206 DOB: 1978	Executive Vice President and Co-Portfolio Manager Janus Henderson Forty Portfolio	1/16-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Forty Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present	Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

46	DECEMBER 31, 2023

Janus Henderson VIT Forty Portfolio

Notes

NotesPage1

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Janus Henderson VIT Forty Portfolio

Notes

NotesPage2

48	DECEMBER 31, 2023

Janus Henderson VIT Forty Portfolio

Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Portfolios distributed by Janus Henderson Distributors US LLC
109-02-81115 02-24

ANNUAL REPORT December 31, 2023

Janus Henderson VIT Global Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Research Portfolio

Janus Henderson VIT Global Research Portfolio (unaudited)

Team-Based Approach Led by Matthew Peron, Director of Research

PERFORMANCE SUMMARY

For the 12-month period ending December 31, 2023, the Janus Henderson Global Research Portfolio’s Institutional Shares and Service Shares returned 26.78% and 26.47%, respectively, while its primary benchmark, the MSCI World IndexSM, returned 23.79%. The Portfolio’s secondary benchmark, the MSCI All Country World IndexSM, returned 22.20%.

MARKET ENVIRONMENT

Global equities ended the 12-month period with strong positive returns despite periods of market turbulence caused by shifting outlooks on central bank policy and the global economy. Economic growth appeared relatively resilient, although there were signs of slowing activity in Europe and other markets. A weaker-than-expected post-reopening recovery in China added to global economic uncertainty. Most markets suffered heightened downward volatility in the third quarter, as geopolitical uncertainty pushed oil prices higher while adding to inflation concerns. Market sentiment improved in the fourth quarter, as investors began to anticipate that central banks might pause or cut interest rates in 2024, resulting in a strong rally in the final months of the year.

PERFORMANCE DISCUSSION

Our global sector teams employ a bottom-up, fundamental approach to identify what we consider the best global opportunities. Our analysts take a long-term view of companies with a focus on value creation and duration of growth, which we believe may lead to high returns on invested capital. The Portfolio directly captures the insights of our teams through their highest conviction ideas. In building a diversified Portfolio, we seek to minimize macroeconomic risks while generating strong performance over longer periods.

On an individual stock basis, relative contributors included materials companies such as Ferguson, a leading distributor of plumbing and building products to the residential and commercial markets. The company reported solid revenue growth and margins despite economic headwinds in the construction market. It also continued to gain share and grow at a faster pace than its end markets, while it delivered strong free cash flow as inventory levels normalized. We continue to like Ferguson for its strong competitive position and its large and growing market share.

Relative performance also benefited from an investment in Vistra Energy. This electricity and natural gas utility is the largest competitive power generator in the U.S. It reported solid quarterly financial performance with earnings exceeding consensus estimates. It also raised guidance and continued to deliver accelerating free cash flow. The company has indicated it remains on track to close its acquisition of Energy Harbor, a carbon-free power producer that owns the second-largest nuclear fleet in the U.S. The company has continued to increase its dividend while returning money to shareholders through an aggressive share repurchase plan.

Pernod Ricard was a relative detractor. This global spirits company owns brands such as Absolut Vodka and Mumm champagne. The stock declined in the third quarter after company management expressed caution over the near-term sales outlook for the U.S. and especially China, where the post-reopening recovery has been weaker than anticipated. On a positive note, the company has experienced market gains in other areas, such as India. Management also reiterated a commitment to margin improvement, especially as inflation pressures have abated. We remain invested in the company due to its strong market positioning and diversified product portfolio.

Consumer products company Unilever, another detractor, owns brands such as Dove soap and Ben & Jerry’s ice cream. While Unilever’s third-quarter revenue growth met

Janus Aspen Series	1

Janus Henderson VIT Global Research Portfolio (unaudited)

expectations, investors were disappointed that it left its 2024 guidance unchanged. The company also faced uncertainty about its ability to implement further price increases, as price hikes led customers to trade down to lower-priced alternatives. On a positive note, the company announced a plan to drive future revenue growth and improve its operational efficiency.

OUTLOOK

While we have welcomed the recent resilience in equity markets, we caution that we continue to see risks for the 2024 economic outlook. Even in the U.S., manufacturing activity has remained relatively soft, and consumers are facing increased pressure from higher living costs. We see headwinds for growth globally, but especially in China. Geopolitical developments could also take a human and economic toll while contributing to investment market volatility. Given these crosscurrents, we cannot rule out a potential recession in 2024. However, we are not expecting a sharp economic dislocation that would take the economy off its long-term growth trajectory.

In this environment, we remain committed to our risk-aware, fundamentals-driven investment strategy that seeks out companies with strong or improving business models, proven management teams, and durable competitive advantages. We continue to pay close attention to the quality of corporate balance sheets, cash flow, and capital allocation. We also favor companies committed to reinvesting in their businesses. We are excited about new innovations that are transforming industries and creating opportunities, especially in secular growth areas such as information technology and healthcare. We remain opportunistic in other sectors where we have identified improving business models and favorable economic conditions. Through this disciplined investment approach, we will continue to pursue our goal of long-term growth in capital.

Thank you for your investment in Janus Henderson VIT Global Research Portfolio.

Actively managed portfolios may fail to produce the intended results. No investment strategy can ensure a profit or eliminate the risk of loss.

Diversification neither assures a profit nor eliminates the risk of experiencing investment losses.

Quantitative Tightening (QT) is a government monetary policy occasionally used to decrease the money supply by either selling government securities or letting them mature and removing them from its cash balances.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

2	DECEMBER 31, 2023

Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Ferguson PLC	1.93%	0.56%	Pernod Ricard SA	1.68%	-0.56%
Vistra Energy Corp	1.28%	0.53%	JD.Com Inc - Class A	0.42%	-0.50%
NVIDIA Corp	2.13%	0.51%	Unilever PLC	1.75%	-0.42%
Uber Technologies Inc	0.72%	0.49%	Entain PLC	0.80%	-0.38%
Booking Holdings Inc	1.14%	0.43%	United Parcel Service Inc	1.32%	-0.36%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Energy	1.55%	7.90%	7.79%
	Technology	0.69%	20.47%	20.46%
	Financials	0.62%	17.48%	17.45%
	Industrials	0.50%	17.21%	17.16%
	Healthcare	0.22%	13.08%	13.10%

	3 Top Detractors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Communications	-0.17%	8.15%	8.44%
	Consumer	0.01%	15.54%	15.60%
	Other**	0.00%	0.17%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.6%
Apple Inc
Technology Hardware, Storage & Peripherals	4.5%
Alphabet Inc - Class C
Interactive Media & Services	3.3%
Amazon.com Inc
Multiline Retail	2.8%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	2.7%
18.9%

Asset Allocation - (% of Net Assets)
Common Stocks	99.1%
Preferred Stocks	0.8%
Investment Companies	0.1%
Private Placements	0.0%
Warrants	0.0%
Other	0.0%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2023	As of December 31, 2022

4	DECEMBER 31, 2023

Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	26.78%	13.33%	9.01%	8.68%	0.64%
Service Shares	26.47%	13.05%	8.74%	8.40%	0.89%
MSCI World Index	23.79%	12.80%	8.60%	7.52%
MSCI All Country World Index	22.20%	11.72%	7.93%	N/A**
Morningstar Quartile - Institutional Shares	2nd	1st	2nd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	113/366	75/299	94/243	49/87

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

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Janus Henderson VIT Global Research Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2023

Janus Henderson VIT Global Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Net Annualized Expense Ratio (7/1/23 - 12/31/23)
Institutional Shares	$1,000.00	$1,086.80	$3.16	$1,000.00	$1,022.18	$3.06	0.60%
Service Shares	$1,000.00	$1,085.60	$4.42	$1,000.00	$1,020.97	$4.28	0.84%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2023

Shares		Value
Common Stocks– 99.1%
Aerospace & Defense – 2.6%
Airbus SE	22,362	$3,450,219
BAE Systems PLC	867,524	12,277,430
General Dynamics Corp	18,366	4,769,099
		20,496,748
Air Freight & Logistics – 1.0%
United Parcel Service Inc	52,877	8,313,851
Airlines – 0.5%
Ryanair Holdings PLC (ADR)*	31,887	4,252,450
Automobiles – 0.3%
Tesla Inc*	8,763	2,177,430
Banks – 6.0%
Bank of America Corp	205,457	6,917,737
BNP Paribas SA	114,595	7,917,017
HDFC Bank Ltd	245,449	5,041,945
JPMorgan Chase & Co	91,304	15,530,810
Natwest Group PLC	2,283,347	6,384,339
UniCredit SpA	253,468	6,872,755
		48,664,603
Beverages – 3.5%
Constellation Brands Inc - Class A	43,681	10,559,882
Monster Beverage Corp	137,968	7,948,337
Pernod Ricard SA	53,295	9,397,629
		27,905,848
Biotechnology – 2.0%
AbbVie Inc	7,822	1,212,175
Amgen Inc	5,927	1,707,095
Argenx SE (ADR)*	5,684	2,162,364
Ascendis Pharma A/S (ADR)*	14,714	1,853,228
Madrigal Pharmaceuticals Inc*	9,411	2,177,517
Sarepta Therapeutics Inc*	22,393	2,159,357
Vertex Pharmaceuticals Inc*	11,997	4,881,459
		16,153,195
Capital Markets – 3.3%
Ares Management Corp - Class A	32,138	3,821,851
Blackstone Group Inc	45,675	5,979,771
Charles Schwab Corp	95,689	6,583,403
LPL Financial Holdings Inc	22,335	5,083,893
Morgan Stanley	55,758	5,199,434
		26,668,352
Chemicals – 2.9%
Linde PLC	38,089	15,643,533
Sherwin-Williams Co	25,583	7,979,338
		23,622,871
Consumer Finance – 1.2%
Capital One Financial Corp	49,180	6,448,482
OneMain Holdings Inc	59,115	2,908,458
		9,356,940
Diversified Financial Services – 4.2%
Apollo Global Management Inc	55,096	5,134,396
Global Payments Inc	30,737	3,903,599
Mastercard Inc	30,003	12,796,580
Visa Inc	45,435	11,829,002
		33,663,577
Electronic Equipment, Instruments & Components – 1.9%
Hexagon AB - Class B	1,013,627	12,159,503
Keysight Technologies Inc*	21,136	3,362,526
		15,522,029

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2023

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2023

Shares		Value
Common Stocks– (continued)
Entertainment – 1.8%
Liberty Media Corp-Liberty Formula One - Series C*	124,938	$7,887,336
Netflix Inc*	14,204	6,915,644
		14,802,980
Health Care Equipment & Supplies – 2.5%
Abbott Laboratories	37,148	4,088,880
Boston Scientific Corp*	108,478	6,271,113
Edwards Lifesciences Corp*	46,133	3,517,641
Hoya Corp	14,200	1,775,252
Intuitive Surgical Inc*	3,666	1,236,762
Stryker Corp	9,353	2,800,849
		19,690,497
Health Care Providers & Services – 1.5%
HCA Healthcare Inc	14,619	3,957,071
UnitedHealth Group Inc	15,470	8,144,491
		12,101,562
Hotels, Restaurants & Leisure – 3.3%
Booking Holdings Inc*	2,522	8,946,089
Entain PLC	364,597	4,619,493
McDonald's Corp	42,880	12,714,349
		26,279,931
Independent Power and Renewable Electricity Producers – 1.7%
RWE AG	46,573	2,116,955
Vistra Energy Corp	297,097	11,444,177
		13,561,132
Insurance – 3.0%
AIA Group Ltd	476,000	4,148,434
Arthur J Gallagher & Co	20,717	4,658,839
Beazley PLC	403,454	2,683,935
Intact Financial Corp	13,333	2,051,525
Progressive Corp/The	65,286	10,398,754
		23,941,487
Interactive Media & Services – 5.6%
Alphabet Inc - Class C*	188,066	26,504,141
Meta Platforms Inc - Class A*	53,252	18,849,078
		45,353,219
Life Sciences Tools & Services – 1.0%
Danaher Corp	14,618	3,381,728
Thermo Fisher Scientific Inc	9,334	4,954,394
		8,336,122
Machinery – 3.5%
Atlas Copco AB - Class A	617,705	10,632,552
Deere & Co	19,571	7,825,856
Parker-Hannifin Corp	21,353	9,837,327
		28,295,735
Metals & Mining – 2.2%
Freeport-McMoRan Inc	116,337	4,952,466
Rio Tinto PLC	55,293	4,116,604
Teck Resources Ltd	211,301	8,932,726
		18,001,796
Multiline Retail – 2.8%
Amazon.com Inc*	146,595	22,273,644
Oil, Gas & Consumable Fuels – 5.6%
Canadian Natural Resources Ltd	119,071	7,801,761
Cheniere Energy Inc	17,261	2,946,625
ConocoPhillips	61,148	7,097,448
EOG Resources Inc	43,852	5,303,899
Marathon Petroleum Corp	63,103	9,361,961
Suncor Energy Inc	137,020	4,390,142

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2023

Shares		Value
Common Stocks– (continued)
Oil, Gas & Consumable Fuels– (continued)
TC Energy Corp	128,981	$5,038,914
TotalEnergies SE	46,242	3,144,187
		45,084,937
Personal Products – 1.8%
Unilever PLC	303,836	14,707,854
Pharmaceuticals – 5.3%
AstraZeneca PLC	49,882	6,738,406
Eli Lilly & Co	8,196	4,777,612
Merck & Co Inc	78,609	8,569,953
Novartis AG	56,546	5,707,730
Novo Nordisk A/S - Class B	73,043	7,552,591
Roche Holding AG	13,044	3,793,123
Sanofi	43,945	4,353,949
Zoetis Inc	6,919	1,365,603
		42,858,967
Road & Rail – 0.5%
Uber Technologies Inc*	68,134	4,195,010
Semiconductor & Semiconductor Equipment – 8.2%
Advanced Micro Devices Inc*	40,726	6,003,420
ASML Holding NV	16,467	12,390,783
Broadcom Inc	4,825	5,385,906
Lam Research Corp	6,815	5,337,917
Marvell Technology Inc	47,748	2,879,682
NVIDIA Corp	43,158	21,372,705
Taiwan Semiconductor Manufacturing Co Ltd	473,000	9,140,916
Texas Instruments Inc	18,272	3,114,645
		65,625,974
Software – 9.6%
Adobe Inc*	9,689	5,780,457
Atlassian Corp - Class A*	1,542	366,780
Constellation Software Inc/Canada	1,391	3,449,174
Microsoft Corp	119,427	44,909,329
Palo Alto Networks Inc*	16,402	4,836,622
ServiceNow Inc*	3,884	2,744,007
Synopsys Inc*	16,520	8,506,313
Workday Inc - Class A*	23,325	6,439,100
		77,031,782
Specialty Retail – 1.2%
O'Reilly Automotive Inc*	9,827	9,336,436
Technology Hardware, Storage & Peripherals – 4.5%
Apple Inc	188,072	36,209,502
Textiles, Apparel & Luxury Goods – 1.0%
LVMH Moet Hennessy Louis Vuitton SE	7,130	5,773,509
Moncler SpA	40,699	2,502,246
		8,275,755
Trading Companies & Distributors – 2.0%
Ferguson PLC	85,494	16,435,706
Wireless Telecommunication Services – 1.1%
T-Mobile US Inc	53,519	8,580,701
Total Common Stocks (cost $489,913,282)		797,778,623
Preferred Stocks– 0.8%
Automobiles – 0.8%
Dr Ing hc F Porsche AG (144A)((cost $5,630,440)	67,149	5,922,121
Private Placements– 0%
Health Care Providers & Services – 0%
API Holdings Private Ltd*,¢,§((cost $2,347,416)	3,231,470	187,965

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2023

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2023

Shares		Value
Warrants– 0%
Software – 0%
Constellation Software Inc/Canada, expires 3/31/40*,¢((cost $0)	1,355	$0
Investment Companies– 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº,£((cost $794,382)	794,223	794,382
Total Investments (total cost $498,685,520) – 100.0%		804,683,091
Cash, Receivables and Other Assets, net of Liabilities – 0%		336,746
Net Assets – 100%		$805,019,837

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$589,241,365	73.2%
United Kingdom	36,820,207	4.6
France	34,036,510	4.2
Canada	31,664,242	3.9
Netherlands	27,098,637	3.4
Sweden	22,792,055	2.8
Switzerland	9,500,853	1.2
Denmark	9,405,819	1.2
Italy	9,375,001	1.2
Taiwan	9,140,916	1.1
Germany	8,039,076	1.0
India	5,229,910	0.7
Ireland	4,252,450	0.5
Hong Kong	4,148,434	0.5
Belgium	2,162,364	0.3
Japan	1,775,252	0.2

Total	$804,683,091	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Research Portfolio

Schedule of Investments

December 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/23
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	$35,383	$(36)	$-	$794,382
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	4,226∆	-	-	-
Total Affiliated Investments - 0.1%	$39,609	$(36)	$-	$794,382

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 12/31/23
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	558,126	39,406,337	(39,170,045)	794,382
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	-	26,527,322	(26,527,322)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2023

Janus Henderson VIT Global Research Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2023 is $5,922,121, which represents 0.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended December 31, 2023 is $187,965, which represents 0.0% of net assets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of December 31, 2023)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
API Holdings Private Ltd	9/27/21	$2,347,416	$187,965	0.0%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2023. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$797,778,623	$-	$-
Preferred Stocks	5,922,121	-	-
Private Placements	-	-	187,965
Warrants	-	-	0
Investment Companies	-	794,382	-
Total Assets	$803,700,744	$794,382	$187,965

Janus Aspen Series	13

Janus Henderson VIT Global Research Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets:
Unaffiliated investments, at value (cost $497,891,138)	$803,888,709
Affiliated investments, at value (cost $794,382)	794,382
Trustees' deferred compensation	22,088
Receivables:
Investments sold	1,332,925
Foreign tax reclaims	441,612
Dividends	375,720
Portfolio shares sold	140,277
Dividends from affiliates	1,437
Other assets	50,619
Total Assets	807,047,769
Liabilities:
Payables:	—
Investments purchased	1,213,629
Advisory fees	374,233
Portfolio shares repurchased	233,157
12b-1 Distribution and shareholder servicing fees	49,704
Professional fees	49,560
Transfer agent fees and expenses	36,124
Trustees' deferred compensation fees	22,088
Custodian fees	6,878
Affiliated portfolio administration fees payable	1,730
Trustees' fees and expenses	680
Accrued expenses and other payables	40,149
Total Liabilities	2,027,932
Net Assets	$805,019,837
Net Assets Consist of:
Capital (par value and paid-in surplus)	$469,682,272
Total distributable earnings (loss)	335,337,565
Total Net Assets	$805,019,837
Net Assets - Institutional Shares	$573,845,534
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,391,488
Net Asset Value Per Share	$61.10
Net Assets - Service Shares	$231,174,303
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,917,223
Net Asset Value Per Share	$59.01

See Notes to Financial Statements.

14	DECEMBER 31, 2023

Janus Henderson VIT Global Research Portfolio

Statement of Operations

For the year ended December 31, 2023

Investment Income:
Dividends	$11,978,915
Dividends from affiliates	35,383
Affiliated securities lending income, net	4,226
Unaffiliated securities lending income, net	723
Other income	2,702
Foreign tax withheld	(576,409)
Total Investment Income	11,445,540
Expenses:
Advisory fees	3,830,430
12b-1 Distribution and shareholder servicing fees:
Service Shares	533,155
Transfer agent administrative fees and expenses:
Institutional Shares	262,241
Service Shares	106,624
Other transfer agent fees and expenses:
Institutional Shares	10,771
Service Shares	2,986
Professional fees	76,347
Custodian fees	37,813
Shareholder reports expense	37,351
Affiliated portfolio administration fees	23,587
Registration fees	18,064
Trustees’ fees and expenses	16,926
Other expenses	88,660
Total Expenses	5,044,955
Net Investment Income/(Loss)	6,400,585
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	29,246,225
Investments in affiliates	(36)
Total Net Realized Gain/(Loss) on Investments	29,246,189
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation (net of decrease in deferred foreign taxes of $1,818)	139,443,372
Total Change in Unrealized Net Appreciation/Depreciation	139,443,372
Net Increase/(Decrease) in Net Assets Resulting from Operations	$175,090,146

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Research Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$6,400,585	$6,731,428
Net realized gain/(loss) on investments	29,246,189	20,100,321
Change in unrealized net appreciation/depreciation	139,443,372	(202,069,524)
Net Increase/(Decrease) in Net Assets Resulting from Operations	175,090,146	(175,237,775)
Dividends and Distributions to Shareholders:
Institutional Shares	(19,669,882)	(63,786,707)
Service Shares	(7,852,295)	(26,449,252)
Net Decrease from Dividends and Distributions to Shareholders	(27,522,177)	(90,235,959)
Capital Share Transactions:
Institutional Shares	(13,530,466)	16,928,478
Service Shares	(10,719,436)	17,471,980
Net Increase/(Decrease) from Capital Share Transactions	(24,249,902)	34,400,458
Net Increase/(Decrease) in Net Assets	123,318,067	(231,073,276)
Net Assets:
Beginning of period	681,701,770	912,775,046
End of period	$805,019,837	$681,701,770

See Notes to Financial Statements.

16	DECEMBER 31, 2023

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$50.02	$71.28	$63.62	$56.59	$47.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.52	0.53	0.39	0.39	0.60
Net realized and unrealized gain/(loss)	12.67	(14.52)	10.90	10.04	12.67
Total from Investment Operations	13.19	(13.99)	11.29	10.43	13.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.60)	(0.36)	(0.41)	(0.54)
Distributions (from capital gains)	(1.59)	(6.67)	(3.27)	(2.99)	(3.27)
Total Dividends and Distributions	(2.11)	(7.27)	(3.63)	(3.40)	(3.81)
Net Asset Value, End of Period	$61.10	$50.02	$71.28	$63.62	$56.59
Total Return*	26.78%	(19.41)%	18.09%	20.06%	29.04%
Net Assets, End of Period (in thousands)	$573,846	$482,188	$653,853	$600,868	$539,915
Average Net Assets for the Period (in thousands)	$525,567	$529,234	$636,425	$516,468	$511,859
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.64%	0.77%	0.84%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.64%	0.77%	0.84%	0.79%
Ratio of Net Investment Income/(Loss)	0.94%	0.98%	0.57%	0.72%	1.13%
Portfolio Turnover Rate	25%	32%	20%	33%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Research Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$48.41	$69.31	$62.00	$55.27	$46.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.37	0.38	0.21	0.25	0.45
Net realized and unrealized gain/(loss)	12.24	(14.11)	10.62	9.77	12.39
Total from Investment Operations	12.61	(13.73)	10.83	10.02	12.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.50)	(0.25)	(0.30)	(0.45)
Distributions (from capital gains)	(1.59)	(6.67)	(3.27)	(2.99)	(3.27)
Total Dividends and Distributions	(2.01)	(7.17)	(3.52)	(3.29)	(3.72)
Net Asset Value, End of Period	$59.01	$48.41	$69.31	$62.00	$55.27
Total Return*	26.45%	(19.61)%	17.80%	19.76%	28.71%
Net Assets, End of Period (in thousands)	$231,174	$199,513	$258,922	$235,787	$214,425
Average Net Assets for the Period (in thousands)	$213,713	$215,111	$248,792	$206,127	$198,883
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.89%	1.02%	1.09%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.89%	1.02%	1.09%	1.04%
Ratio of Net Investment Income/(Loss)	0.69%	0.73%	0.32%	0.47%	0.88%
Portfolio Turnover Rate	25%	32%	20%	33%	36%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2023

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

Janus Aspen Series	19

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

20	DECEMBER 31, 2023

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, conflicts, including related sanctions, social unrest,

Janus Aspen Series	21

Janus Henderson VIT Global Research Portfolio

Notes to Financial Statements

financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the

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Notes to Financial Statements

replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2023.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.60%, and the Portfolio’s benchmark index used in the calculation is the MSCI World IndexSM.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±6.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus

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Notes to Financial Statements

average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.52%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $31,482 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of

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Notes to Financial Statements

Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,000 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2023, the Portfolio engaged in cross trades amounting to $31,220 in sales, resulting in a net realized loss of $4,221. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

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Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 1,390,536	$ 28,882,253	$ -	$ -	$ 5,480	$ 305,059,296

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 499,623,795	$ 312,214,685	$ (7,155,389)	$ 305,059,296

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 6,531,964	$ 20,990,213	$ -	$ -

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 11,701,203	$ 78,534,756	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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Notes to Financial Statements

5. Capital Share Transactions

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	353,190	$ 19,679,517	161,352	$ 9,671,194
Reinvested dividends and distributions	351,048	19,669,882	1,295,052	63,786,707
Shares repurchased	(951,802)	(52,879,865)	(989,945)	(56,529,423)
Net Increase/(Decrease)	(247,564)	$ (13,530,466)	466,459	$ 16,928,478
Service Shares:
Shares sold	158,290	$ 8,538,316	263,433	$ 14,579,709
Reinvested dividends and distributions	145,245	7,852,295	554,610	26,449,252
Shares repurchased	(507,574)	(27,110,047)	(432,505)	(23,556,981)
Net Increase/(Decrease)	(204,039)	$ (10,719,436)	385,538	$ 17,471,980

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$183,896,481	$ 229,381,643	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Research Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Research Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2024

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3, 2023 and December 14-15, 2023, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2024 through February 1, 2025, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index.

In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2023, approximately 44% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2023, approximately 50% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2023 performance has been reasonable, noting that: (i) for the 12 months ended September 30, 2023, approximately 43% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; (ii) for the 36 months ended September 30, 2023, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; and (iii) for the 5- and 10-year periods ended September 30, 2023, approximately 63% and 66% of the Janus Henderson Funds were in the top two quartiles of performance, respectively, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2023 and the second Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting

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Additional Information (unaudited)

that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant referenced its past analyses from 2022, which found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) 9 of 11 Janus Henderson Funds had lower management fees than similar funds subadvised by the Adviser. As part of their review of the 2022 independent consultant findings, the Trustees noted that for the two Janus Henderson Funds that did not have lower management fees than similar funds subadvised by the Adviser, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2022 and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees noted that the Adviser reported no changes to its allocation methodology for the 2023 15(c) process; however, at the Trustees’ request, the independent fee consultant reviewed changes to the allocation methodology that were reflected in the 2021 data for the 2022 15(c) process, but were not separately analyzed by the independent fee consultant as part of its 2022 review. The independent fee consultant found the new allocation methodology and the rationale for the changes to be reasonable. Further, the independent fee consultant’s analysis of fund operating margins showed de minimis impact on operating margins as a result of the changes to the allocation methodology. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2022, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2023 report: (1) past analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 28% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 31% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have low flat-rate fees (the “Low Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets.

With respect to the Low Flat-Rate Fee Funds, the independent fee consultant concluded in its 2023 report that (1) 70% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on

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Additional Information (unaudited)

the Low Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.

The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2023:

Capital Gain Distributions	$20,990,213
Dividends Received Deduction Percentage	88%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees' Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Board Member, Revitate Capital (alternate asset manager) (since 2023), Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Trustee, TIP (2008-2023), Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Formerly, Director of MGIC Investment Corporation (private mortgage insurance) (2013-2023), Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Matthew Peron 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Research Portfolio	4/20-Present

Director of Research of the Adviser, Global Head of Solutions, and Portfolio Manager for other Janus Henderson accounts. Formerly, Chief Investment Officer for City National Rochdale (2018-2020), Executive Vice President and Managing Director of Global Equity at Northern Trust (2005-2018).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Global Research Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present	Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Global Research Portfolio

Notes

NotesPage1

48	DECEMBER 31, 2023

Janus Henderson VIT Global Research Portfolio

Notes

NotesPage2

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Portfolios distributed by Janus Henderson Distributors US LLC
109-02-81112 02-24

ANNUAL REPORT December 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Sustainable Equity Portfolio

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Aaron Scully co-portfolio manager	Hamish Chamberlayne co-portfolio manager

PERFORMANCE OVERVIEW

For the period from January 1, 2023 to December 31, 2023, the Janus Henderson Global Sustainable Equity Portfolio Service Shares and Institutional Shares returned 23.24% and 23.32%, respectively, compared to 23.79% for the Portfolio’s benchmark, the MSCI World IndexSM.

INVESTMENT ENVIRONMENT

Equities finished 2023 with stellar gains, but it was not an easy ride. March's U.S. bank failures and swaying interest rate expectations led to significant spells of volatility. Ultimately, though, inflation continued to abate, leading to improved liquidity and financial conditions in the fourth quarter. Global equity markets went on to post a double-digit quarterly increase and notch an impressive annual gain.

Market narrowness was a prevailing theme throughout the year. Incredibly, the top ten stocks within the S&P 500® Index were responsible for more than 100% of the index’s returns for 2023. In addition to equities, most other asset classes – including bonds, precious metals, and commodities (except for oil) – appreciated in the fourth quarter. Utilities, renewables, real estate investment trusts (REITs), cyclicals, and balance sheet financials began to perform well, reversing trends witnessed in the first ten months of the year. More speculative companies also showed some strength. Within the index, areas exposed to growth and lower interest rates – such as information technology, real estate, and industrials – benefited toward year-end. Meanwhile, the energy, consumer staples, healthcare, and utilities sectors, which are more defensive, underperformed.

This year’s geopolitical tensions have further reinforced the need for countries to invest in the sustainable trends that we regard as crucial for the next decade, such as energy security and transition, supply-chain onshoring, and economic resilience. There was some positive policy news in this regard, with the European Parliament approving legally binding targets to expand renewable energy faster this decade; the law significantly raised the European Union’s (EU) renewable energy targets, requiring 42.5% of EU energy to be renewable by 2030. The share of renewables in the EU’s mix currently stands at just over 22%1, implying roughly doubling that share by 2030, largely with additional wind and solar capacity. The revised directive also adds renewable energy targets for buildings and seeks faster permitting processes for wind and solar projects with the introduction of dedicated “acceleration areas” for renewables.

Elsewhere, negotiations during the United Nations Framework Convention on Climate Change (COP28) held in Dubai in December signaled the “beginning of the end”2 of the fossil fuel era and marked the first time countries formally committed to transitioning away from fossil fuels in energy systems, intimating a closer alignment in perspective with our strategy’s “do no harm” avoidance criteria pertaining to fossil fuels exposure. The convention also emphasized an increased focus on energy efficiency solutions. Grid infrastructure upgrades and gaining exposure to equipment suppliers into the grid were key issues for investors at COP28.

In aggregate, the year presented incrementally confirming evidence for the intactness of our investment thesis – that the global economy is migrating to a more sustainable footing and that this migration will drive many exciting investment opportunities as companies play their role in addressing these challenges.

PERFORMANCE DISCUSSION

The portfolio finished marginally behind the benchmark for the 12-month period.

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Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

The market remained extremely narrow throughout the year, with the Magnificent Seven (Mag 7) – Alphabet, Amazon.com, Apple, Meta, Microsoft, Nvidia, and Tesla – driving strong index performance. The portfolio’s holdings in Nvidia and Microsoft allowed for healthy participation in this performance. Information technology was the portfolio’s biggest sector weight and the market’s best-performing sector over the period.

Stock selection in industrials was beneficial to relative performance, as the portfolio’s water investments performed well, along with names exposed to the energy transition and electrification secular trends. The portfolio’s underweight positioning in consumer staples, healthcare, and materials also was advantageous.

Consumer discretionary was the largest sector detractor for the portfolio, followed closely by utilities as interest rate-sensitive companies suffered. However, renewables were rewarded toward the latter part of the year, with prospects for lower inflation and interest rates serving as a boon to the sector and boding well for these positions into 2024. Within financials, the market rotation into more cyclical exposures such as banks – where the portfolio has minimal exposure – was a headwind. This was compounded by weaker performance from some of our insurance company holdings. Energy was one of the worst-performing sectors in the index over the twelve months; thus the portfolio’s lack of exposure to this sector was a positive for overall relative performance. Finally, the real estate sector detracted slightly.

At the stock level, top contributors to relative performance included Nvidia, Lam Research, and Microsoft.

Nvidia, a computer chip manufacturer, continued to deliver solid results and we believe there is still room for growth in light of the significantly constrained graphics processing unit (GPU) supply environment. Hyperscalers (large cloud service providers), consumer Internet companies, artificial intelligence (AI) startups, and enterprises all are eager to deploy large language models, and Nvidia is one of the few suppliers in this domain. With AI becoming pervasive across coding, marketing, media, entertainment, and content creation, it appears we are still in the early innings. Nvidia’s GPUs use up to 90% less energy than central processing units for computer graphics, image processing, and processing large blocks of data, playing well into our strategy’s thematics. We believe that Nvidia remains one of the world’s most important companies, and with several product launches still to come, in addition to a favorable long-term outlook, we maintain our conviction in the company.

Lam Research is a leading provider of deposition and etch tools used to deposit and remove critical layers during the semiconductor fabrication process. While the industry remains cyclical, we believe that structural changes to the industry should lead to less pronounced variability in results than Lam has had in the past. These changes include more diverse end markets, consolidation among buyers leading to more discipline, consolidation within the semiconductor capital equipment industry, shorter lead times, and growth in recurring services. Over the long term, Lam should benefit from the increasing capital intensity of semiconductor manufacturing. Lam is a solid operator with a strong balance sheet that has consistently won share and generated free cash flow in past downturns (with the exception of the downturn in 2009).

Microsoft, one of the world’s largest technology companies and the leading provider of both personal computer and server operating systems, maintains its position as a great compounding business within the portfolio. We see a bright future ahead for Microsoft, driven by continued growth prospects in information technology spending, an ability to further monetize leading positioning in numerous end markets, and a robust financial profile that continues to exhibit durable margin expansion.

The biggest detractors to relative performance over the period were Humana, AIA, and Innergex.

Humana operates as a managed healthcare company. There was noise around Humana in the period amid potential merger discussions with another large managed healthcare firm. Although the deal did not materialize, Humana’s assets remain interesting, which should help keep a floor under the stock. Our long-term thesis is unchanged, as we like Humana’s positive leverage toward Medicare Advantage (MA), which we view as the most attractive end market in managed care. Humana has one of the highest exposures given its MA-focused insurance business and service business levered to support this population under value-based arrangements.

AIA offers a wide range of financial products including retirement savings plans, life insurance, and accident and health insurance. AIA’s products offer a layer of protection for citizens of countries that often lack a social safety net. The company is present in 18 countries and its markets in China, India, and Southeast Asia have relatively low penetration and a long growth runway. Meanwhile, life

2	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

insurance sales in more developed markets are being driven by aging populations. Through its network of agents, partners and employees across Asia, AIA serves over 39 million individual policyholders and more than 16 million members of group insurance schemes. AIA’s shares generally tracked the Hang Seng Index’s losses in 2023 amid growing concerns over China’s economy and housing market. However, our long-term investment thesis remains intact.

Innergex develops and operates renewable power facilities throughout Canada, the United States, France, and Chile, specializing in wind, solar, and run of river hydroelectric projects. On an annual basis, Innergex generates over 9.5 million megawatt hours (MWh) of renewable energy, which is enough to meet the energy needs of more than one million households while avoiding more than 4.5 million metric tons of CO2e.3 There have been several headwinds in the renewables space, including higher interest rates, negative headlines, and below-average electricity generation. Nevertheless, valuations remain compelling and there is tremendous demand for new renewable projects. Ultimately, further deployment of renewables is a necessary precondition to achieve the goals set out in the Paris Agreement, which serves as a strong forcing function for the space. The company is focusing on development and free cash flow going forward, as well as continuing to trim smaller assets in its portfolio. There are myriad opportunities for new development in the company’s four markets, and it expects to get 400-500 MW per year going forward. The stock has been weak in recent years, but with changes being pushed by management, the fundamentals of the business should improve and be reflected in a stronger share price.

OUTLOOK

Over the past year, the trifecta of geopolitical discord, inflation, and higher interest rates created a challenging environment for sustainable investing. The transition to a sustainable economy requires significant investment, and higher interest rates naturally present a headwind to this ideal. Real growth has also slowed in many end markets associated with the sustainable investment themes on which we focus.

As we look to 2024, pivotal elections are being held in the U.S. and other major economies, including the UK and India. Election years tend to bring additional fiscal support along with other levers supportive of economic growth. Lower interest rates should aid the margin for sustainable investing, as well as reinvigorate other pockets of the economy, such as the housing industry. We anticipate seeing a large increase in spending from various U.S. acts in 2024 – for example, the Creating Helpful Incentives to Produce Semiconductors (CHIPS) Act, the Infrastructure Investment and Jobs Act, and the Inflation Reduction Act – impact the economy.

However, we are not in the business of macroeconomic prognostications. The market has an uncanny knack for surprising its participants, so we will not attempt to gaze into a crystal ball and hypothesize on potential future market outcomes, the scope for a “Goldilocks” scenario, or a soft landing. Instead, what we can say is that the actual outcome most likely will look very different from what so-called “expert” economic forecasters predict. Our job as long-term, fundamental, bottom-up investors is to remain focused on the micro aspects of high-quality businesses exposed to attractive secular trends and underwriting these businesses to gain conviction that they can compound wealth and make the world a better place in all market conditions. We have witnessed impressive progress in laying a foundation for a period of accelerated growth relative to reshoring manufacturing in key clean-tech industries, such as batteries and semiconductors, the electrification of transportation, greening buildings, decarbonizing electricity, and transforming industry, among others.

We continue to meticulously follow our robust investment process and identify sustainable businesses exposed to these growth trends, focusing on cash flow generation, strong balance sheets, and financial resilience. Additionally, we continue to exercise valuation discipline rather than adhere to the zeitgeist due to the “fear of missing out.” To quote the great Charlie Munger of Berkshire Hathaway as we conclude major market activity in the year of his passing: “The world is full of foolish gamblers, and they will not do as well as the patient investor.”

Thank you for investing in the Janus Henderson VIT Global Sustainable Equity Portfolio.

https://www.euractiv.com/section/energy-environment/news/eu-lawmakers-pass-bill-hiking-renewable-energy-targets/

2 https://unfccc.int/cop28

3 Estimated using a global estimate of CO2e intensity in electricity production provided by the IEA.

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Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

4	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
NVIDIA Corp	3.61%	2.15%	Humana Inc	2.95%	-1.09%
Lam Research Corp	1.99%	0.94%	AIA Group Ltd	2.08%	-1.05%
Microsoft Corp	6.77%	0.79%	Innergex Renewable Energy Inc	1.12%	-0.97%
Schneider Electric SE	2.68%	0.53%	Boralex Inc - Class A	1.89%	-0.87%
ICON PLC	2.55%	0.50%	Aon PLC - Class A	2.83%	-0.73%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Industrials	1.85%	18.06%	10.85%
	Consumer Staples	1.60%	0.42%	7.44%
	Health Care	1.46%	8.80%	13.04%
	Energy	1.17%	0.00%	4.96%
	Information Technology	0.70%	34.27%	21.61%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI World Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-2.33%	5.74%	10.76%
	Communication Services	-1.59%	3.50%	7.05%
	Utilities	-1.16%	5.05%	2.83%
	Financials	-1.07%	16.75%	14.78%
	Other**	-0.42%	2.62%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	7.3%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	4.2%
Wabtec Corp
Machinery	3.9%
Schneider Electric SE
Electrical Equipment	3.1%
Xylem Inc/NY
Machinery	3.1%
21.6%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Investment Companies	3.9%
Other	(0.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2023	As of December 31, 2022

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Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2023			Prospectus Expense Ratios
	One Year	Since Inception*	Total Annual Fund Operating Expenses‡	Net Annual Fund Operating Expenses‡
Institutional Shares	23.32%	2.81%	4.91%	0.87%
Service Shares	23.24%	2.78%	5.13%	1.12%
MSCI World Index	23.79%	4.99%
Morningstar Quartile - Institutional Shares	2nd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	197/366	120/363

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 26, 2022

‡ As stated in the prospectus. Net expense ratios reflect the expense waiver, if any, contractually agreed to for at least a one-year period

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Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Performance

commencing on April 28, 2023. This contractual waiver may be terminated or modified only at the discretion of the Portfolio's Board of Trustees. Certain expenses waived or reimbursed during the first three years of operation may be recovered within three years of such waiver or reimbursement amount, if the expense ratio falls below certain limits. See Financial Highlights for actual expense ratios during the reporting period.

8	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Net Annualized Expense Ratio (7/1/23 - 12/31/23)
Institutional Shares	$1,000.00	$1,052.40	$4.45	$1,000.00	$1,020.87	$4.38	0.86%
Service Shares	$1,000.00	$1,051.90	$4.71	$1,000.00	$1,020.62	$4.63	0.91%

† Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Schedule of Investments

December 31, 2023

Shares		Value
Common Stocks– 96.8%
Auto Components – 1.5%
Aptiv PLC*	1,184	$106,228
Banks – 1.4%
HDFC Bank Ltd (ADR)	1,412	94,759
Building Products – 1.4%
Advanced Drainage Systems Inc	684	96,198
Capital Markets – 1.0%
S&P Global Inc	153	67,400
Containers & Packaging – 1.7%
DS Smith PLC	29,297	114,734
Diversified Financial Services – 4.3%
Mastercard Inc	395	168,471
Walker & Dunlop Inc	1,163	129,105
		297,576
Electric Utilities – 2.0%
SSE PLC	5,889	139,292
Electrical Equipment – 8.2%
Legrand SA	1,558	161,826
nVent Electric PLC	1,901	112,330
Prysmian SpA	1,652	75,073
Schneider Electric SE	1,086	217,905
		567,134
Electronic Equipment, Instruments & Components – 9.5%
IPG Photonics Corp*	706	76,629
Keyence Corp	200	88,126
Keysight Technologies Inc*	678	107,863
Murata Manufacturing Co Ltd	7,100	150,733
Shimadzu Corp	2,600	72,700
TE Connectivity Ltd	1,173	164,806
		660,857
Entertainment – 1.7%
Nintendo Co Ltd	2,300	120,057
Food Products – 0.3%
McCormick & Co Inc/MD	340	23,263
Health Care Equipment & Supplies – 0.3%
Nanosonics Ltd*	5,926	17,765
Health Care Providers & Services – 4.4%
Encompass Health Corp	2,006	133,840
Humana Inc	380	173,968
		307,808
Independent Power and Renewable Electricity Producers – 2.4%
Boralex Inc - Class A	4,544	115,512
Innergex Renewable Energy Inc	7,357	51,031
		166,543
Industrial Real Estate Investment Trusts (REITs) – 1.2%
Prologis Inc	608	81,046
Insurance – 11.2%
AIA Group Ltd	13,400	116,784
Aon PLC - Class A	485	141,145
Intact Financial Corp	1,117	171,871
Marsh & McLennan Cos Inc	829	157,071
Progressive Corp/The	1,182	188,269
		775,140
Leisure Products – 0.9%
Shimano Inc	400	61,952
Life Sciences Tools & Services – 2.7%
ICON PLC*	673	190,506
Machinery – 8.7%
Knorr-Bremse AG	1,855	120,396
Wabtec Corp	2,107	267,378

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Schedule of Investments

December 31, 2023

Shares		Value
Common Stocks– (continued)
Machinery– (continued)
Xylem Inc/NY	1,889	$216,026
		603,800
Professional Services – 1.9%
Wolters Kluwer NV	907	128,848
Semiconductor & Semiconductor Equipment – 12.2%
ASML Holding NV	214	161,027
Infineon Technologies AG	2,576	107,480
Lam Research Corp	181	141,770
NVIDIA Corp	585	289,704
Texas Instruments Inc	857	146,084
		846,065
Software – 11.0%
Autodesk Inc*	536	130,505
Cadence Design Systems Inc*	455	123,928
Microsoft Corp	1,353	508,782
		763,215
Specialized Real Estate Investment Trusts (REITs) – 1.8%
Crown Castle International Corp	300	34,557
Equinix Inc	114	91,814
		126,371
Specialty Retail – 1.1%
Home Depot Inc	227	78,667
Textiles, Apparel & Luxury Goods – 0.9%
NIKE Inc - Class B	559	60,691
Trading Companies & Distributors – 1.0%
Core & Main Inc - Class A*	1,649	66,636
Wireless Telecommunication Services – 2.1%
T-Mobile US Inc	920	147,504
Total Common Stocks (cost $6,104,578)		6,710,055
Investment Companies– 3.9%
Money Markets – 3.9%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº,£((cost $267,288)	267,238	267,292
Total Investments (total cost $6,371,866) – 100.7%		6,977,347
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(45,623)
Net Assets – 100%		$6,931,724

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$4,498,970	64.5%
Japan	493,568	7.1
France	379,731	5.4
Canada	338,414	4.8
Netherlands	289,875	4.1
United Kingdom	254,026	3.6
Germany	227,876	3.3
Ireland	190,506	2.7
Hong Kong	116,784	1.7
India	94,759	1.4
Italy	75,073	1.1
Australia	17,765	0.3

Total	$6,977,347	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Global Sustainable Equity Portfolio

Schedule of Investments

December 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/23
Investment Companies - 3.9%
Money Markets - 3.9%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	$10,013	$10	$(10)	$267,292

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 12/31/23
Investment Companies - 3.9%
Money Markets - 3.9%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	133,729	1,818,843	(1,685,280)	267,292

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Schedule of Investments and Other Information

MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2023.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$6,710,055	$-	$-
Investment Companies	-	267,292	-
Total Assets	$6,710,055	$267,292	$-

Janus Aspen Series	13

Janus Henderson VIT Global Sustainable Equity Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets:
Unaffiliated investments, at value (cost $6,104,578)	$6,710,055
Affiliated investments, at value (cost $267,288)	267,292
Cash denominated in foreign currency (cost $1,269)	1,269
Trustees' deferred compensation	190
Receivables:
Due from adviser	26,143
Investments sold	14,320
Dividends	4,862
Dividends from affiliates	1,013
Foreign tax reclaims	271
Portfolio shares sold	256
Other assets	85
Total Assets	7,025,756
Liabilities:
Payables:	—
Professional fees	47,146
Investments purchased	8,088
Advisory fees	4,433
Custodian fees	2,779
12b-1 Distribution and shareholder servicing fees	740
Portfolio shares repurchased	550
Transfer agent fees and expenses	443
Trustees' deferred compensation fees	190
Affiliated portfolio administration fees payable	15
Accrued expenses and other payables	29,648
Total Liabilities	94,032
Commitments and contingent liabilities (Note 3)
Net Assets	$6,931,724
Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,568,577
Total distributable earnings (loss)	363,147
Total Net Assets	$6,931,724
Net Assets - Institutional Shares	$3,451,358
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	330,571
Net Asset Value Per Share	$10.44
Net Assets - Service Shares	$3,480,366
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	333,395
Net Asset Value Per Share	$10.44

See Notes to Financial Statements.

14	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Statement of Operations

For the year ended December 31, 2023

Investment Income:
Dividends	$75,564
Dividends from affiliates	10,013
Other income	67
Foreign tax withheld	(3,695)
Total Investment Income	81,949
Expenses:
Advisory fees	41,088
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,120
Transfer agent administrative fees and expenses:
Institutional Shares	1,338
Service Shares	1,402
Other transfer agent fees and expenses:
Institutional Shares	432
Service Shares	456
Professional fees	53,456
Registration fees	49,822
Non-affiliated portfolio administration fees	41,838
Shareholder reports expense	15,297
Pricing valuation fee	14,359
Custodian fees	8,296
Affiliated portfolio administration fees	173
Trustees’ fees and expenses	127
Other expenses	5,777
Total Expenses	234,981
Less: Excess Expense Reimbursement and Waivers	(185,445)
Net Expenses	49,536
Net Investment Income/(Loss)	32,413
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(84,267)
Investments in affiliates	10
Total Net Realized Gain/(Loss) on Investments	(84,257)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	1,190,722
Investments in affiliates	(10)
Total Change in Unrealized Net Appreciation/Depreciation	1,190,712
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,138,868

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Sustainable Equity Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2023	Period ended December 31, 2022(1)

Operations:
Net investment income/(loss)	$32,413	$19,365
Net realized gain/(loss) on investments	(84,257)	(156,602)
Change in unrealized net appreciation/depreciation	1,190,712	(585,208)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,138,868	(722,445)
Dividends and Distributions to Shareholders:
Institutional Shares	(13,604)	(13,979)
Service Shares	(15,422)	(12,468)
Net Decrease from Dividends and Distributions to Shareholders	(29,026)	(26,447)
Capital Share Transactions:
Institutional Shares	769,557	2,513,980
Service Shares	647,841	2,639,396
Net Increase/(Decrease) from Capital Share Transactions	1,417,398	5,153,376
Net Increase/(Decrease) in Net Assets	2,527,240	4,404,484
Net Assets:
Beginning of period	4,404,484	—
End of period	$6,931,724	$4,404,484

(1) Period from January 26, 2022 (inception date) through December 31, 2022.

See Notes to Financial Statements.

16	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year or period ended December 31	2023	2022(1)
Net Asset Value, Beginning of Period	$8.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.04
Net realized and unrealized gain/(loss)	1.92	(1.48)
Total from Investment Operations	1.98	(1.44)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.06)
Total Dividends and Distributions	(0.04)	(0.06)
Net Asset Value, End of Period	$10.44	$8.50
Total Return*	23.32%	(14.46)%
Net Assets, End of Period (in thousands)	$3,451	$2,140
Average Net Assets for the Period (in thousands)	$2,677	$2,254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.25%	4.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.88%	0.93%
Ratio of Net Investment Income/(Loss)	0.61%	0.47%
Portfolio Turnover Rate	17%	15%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2022 (inception date) through December 31, 2022.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Sustainable Equity Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year or period ended December 31	2023	2022(1)
Net Asset Value, Beginning of Period	$8.51	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.04
Net realized and unrealized gain/(loss)	1.93	(1.48)
Total from Investment Operations	1.98	(1.44)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.05)
Total Dividends and Distributions	(0.05)	(0.05)
Net Asset Value, End of Period	$10.44	$8.51
Total Return*	23.24%	(14.44)%
Net Assets, End of Period (in thousands)	$3,480	$2,265
Average Net Assets for the Period (in thousands)	$2,806	$2,303
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.31%	4.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.95%
Ratio of Net Investment Income/(Loss)	0.57%	0.44%
Portfolio Turnover Rate	17%	15%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2022 (inception date) through December 31, 2022.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Sustainable Equity Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

Janus Aspen Series	19

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

20	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, conflicts, including related sanctions, social unrest,

Janus Aspen Series	21

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements

financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Portfolio’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Portfolio	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Over $2 Billion	0.70

The Portfolio’s actual investment advisory fee rate for the reporting period was 0.75% of average annual net assets before any applicable waivers.

The Adviser has contractually agreed to waive the advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fee, if applicable, the fees payable pursuant to a Rule 12b-1 plan, (applicable to Service Shares), shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% for at least a one-year period commencing April 28, 2023. The previous expense limit (for the one-year period commencing April 29, 2022) was 0.85%. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

For a period of three years subsequent to the Portfolio’s commencement of operations, or until the Portfolio’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, the Adviser may recover from the Portfolio fees and expenses previously waived or reimbursed, if the Portfolio’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended December 31, 2023, the Adviser reimbursed the Portfolio $185,445 of fees and expense that are eligible for recoupment. As of December 31, 2023, the aggregate amount of recoupment that may potentially be made to the Adviser is $354,027. The recoupment of such reimbursements expires at the latest January 26, 2025.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation

22	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Notes to Financial Statements

payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $31,482 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,000 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

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Notes to Financial Statements

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

As of December 31, 2023, shares of the Portfolio were owned by affiliates of the Adviser, and/or other funds advised by the Adviser, as indicated in the table below:

Class	% of Class Owned	% of Portfolio Owned
Institutional Shares	76%	38%
Service Shares	76	38

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 802	$ -	$ (241,558)	$ -	$ (167)	$ 604,070

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (188,230)	$ (53,328)	$ (241,558)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 6,373,277	$ 863,149	$ (259,079)	$ 604,070

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash

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Notes to Financial Statements

sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 29,026	$ -	$ -	$ -

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 26,447	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

5. Capital Share Transactions

	Year ended December 31, 2023		Period ended December 31, 2022(1)
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	96,431	$ 931,647	250,000	$ 2,500,001
Reinvested dividends and distributions	1,318	13,604	1,590	13,979
Shares repurchased	(18,768)	(175,694)	-	-
Net Increase/(Decrease)	78,981	$ 769,557	251,590	$ 2,513,980
Service Shares:
Shares sold	71,356	$ 686,406	269,110	$ 2,665,640
Reinvested dividends and distributions	1,494	15,422	1,418	12,468
Shares repurchased	(5,562)	(53,987)	(4,421)	(38,712)
Net Increase/(Decrease)	67,288	$ 647,841	266,107	$ 2,639,396
(1)	Period from January 26, 2022 (inception date) through December 31, 2022.

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,161,615	$ 897,926	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Sustainable Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Sustainable Equity Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023 and the statement of changes in net assets and the financial highlights for the year ended December 31, 2023 and the period January 26, 2022 (commencement of operations) through December 31, 2022, including the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year ended December 31, 2023, and the changes in its net assets and the financial highlights for the year ended December 31, 2023 and for the period January 26, 2022 (commencement of operations) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2024

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3, 2023 and December 14-15, 2023, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2024 through February 1, 2025, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index.

In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2023, approximately 44% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2023, approximately 50% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2023 performance has been reasonable, noting that: (i) for the 12 months ended September 30, 2023, approximately 43% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; (ii) for the 36 months ended September 30, 2023, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; and (iii) for the 5- and 10-year periods ended September 30, 2023, approximately 63% and 66% of the Janus Henderson Funds were in the top two quartiles of performance, respectively, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2023 and the second Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting

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Janus Henderson VIT Global Sustainable Equity Portfolio

Additional Information (unaudited)

that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant referenced its past analyses from 2022, which found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) 9 of 11 Janus Henderson Funds had lower management fees than similar funds subadvised by the Adviser. As part of their review of the 2022 independent consultant findings, the Trustees noted that for the two Janus Henderson Funds that did not have lower management fees than similar funds subadvised by the Adviser, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2022 and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees noted that the Adviser reported no changes to its allocation methodology for the 2023 15(c) process; however, at the Trustees’ request, the independent fee consultant reviewed changes to the allocation methodology that were reflected in the 2021 data for the 2022 15(c) process, but were not separately analyzed by the independent fee consultant as part of its 2022 review. The independent fee consultant found the new allocation methodology and the rationale for the changes to be reasonable. Further, the independent fee consultant’s analysis of fund operating margins showed de minimis impact on operating margins as a result of the changes to the allocation methodology. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2022, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2023 report: (1) past analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 28% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 31% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have low flat-rate fees (the “Low Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets.

With respect to the Low Flat-Rate Fee Funds, the independent fee consultant concluded in its 2023 report that (1) 70% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on

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Janus Henderson VIT Global Sustainable Equity Portfolio

Additional Information (unaudited)

the Low Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.

The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

32	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

34	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2023:

Dividends Received Deduction Percentage	98%

36	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Global Sustainable Equity Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees' Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

38	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Board Member, Revitate Capital (alternate asset manager) (since 2023), Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Global Sustainable Equity Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

40	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson VIT Global Sustainable Equity Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Trustee, TIP (2008-2023), Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

42	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Formerly, Director of MGIC Investment Corporation (private mortgage insurance) (2013-2023), Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Global Sustainable Equity Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Hamish Chamberlayne 151 Detroit Street Denver, CO 80206 DOB: 1980	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Sustainable Equity Portfolio	1/22-Present	Head of Global Sustainable Equities of Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Aaron Scully 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Sustainable Equity Portfolio	1/22-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

44	DECEMBER 31, 2023

Janus Henderson VIT Global Sustainable Equity Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present	Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Portfolios distributed by Janus Henderson Distributors US LLC
109-02-93095 02-24

ANNUAL REPORT December 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Global Technology and Innovation Portfolio

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Jonathan Cofsky co-portfolio manager	Denny Fish co-portfolio manager

PERFORMANCE OVERVIEW

For the 12 months ended December 31, 2023, Janus Henderson VIT Global Technology and Innovation Portfolio’s Institutional Shares and Service Shares returned 54.55% and 54.27%, respectively. By comparison, the portfolio’s primary and secondary benchmarks, the S&P 500® Index and MSCI All Country World Information Technology IndexSM, returned 26.29% and 51.02%, respectively.

INVESTMENT ENVIRONMENT

Unlike 2022 – when macro factors, such as the rise in interest rates, seemed to dictate tech’s fortunes – for much of 2023, the sector’s trajectory was left to its own devices. For the most part, it thrived, benefiting from not only the enthusiasm surrounding the wider public’s introduction to artificial intelligence (AI), but also resilient earnings. The macro returned late in the year as dovish signals by the Federal Reserve ignited a broad-based rally.

PERFORMANCE DISCUSSION

Idiosyncratic developments were largely behind the period’s leading individual contributors and detractors. Facebook parent Meta continued to benefit from its cost rationalization program. The company has also worked on its AI initiatives with the aim of buttressing advertising revenues.

The semiconductor capital equipment complex was also a beneficiary of AI tailwinds, as increasingly sophisticated chips will be required for AI to reach its full potential. Individual contributor Lam Research is firmly enmeshed in the fabrication of leading-edge chips and enjoys a strong competitive position in its core offerings.

Real estate technology platform CoStar, on the other hand, impeded results. The market continues to grapple with management’s decision to grow its residential business, especially as the fruits of this investment are likely to be slow. Also, there was no escaping the slowdown in CoStar’s core commercial real estate market, which was impacted by higher interest rates.

Another detractor was chipmaker Nvidia. The company’s stock surged on the back of AI enthusiasm, as its graphics processing units are considered well suited for carrying out the complex calculations necessary for AI’s progression. Given its material size within the benchmark, we tend to hold an underweight position in Nvidia for risk management purposes.

OUTLOOK

The recognition of AI’s potential serves as a reminder of the essential role that a few secular tech themes play in the ongoing digitization of the global economy. A core tenet of our investment approach is that the tech sector will garner an increasing share of aggregate global earnings, as commercial users adopt these platforms and applications to enhance productivity and consumers look for convenience.

The next phase of the AI rollout will require companies to present viable use cases, including the potential for monetization and a realistic buildup of financials. At that point we would expect to see a bifurcation between true AI beneficiaries and companies that are along for the ride but face secular headwinds, often due to their legacy business models.

Vital to these developments are semiconductors. In our view, this has become the most important industry in the global economy. As evidenced during pandemic-related shortages, all other sectors are reliant upon chips.

Janus Aspen Series	1

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Thank you for your investment in the Janus Henderson VIT Global Technology and Innovation Portfolio.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

2	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Meta Platforms Inc - Class A	3.11%	2.33%	CoStar Group Inc	2.38%	-1.36%
Lam Research Corp	3.17%	0.92%	Broadcom Inc	0.16%	-1.08%
Amazon.com Inc	2.17%	0.76%	NVIDIA Corp	5.84%	-1.04%
Advanced Micro Devices Inc	2.29%	0.68%	Mastercard Inc	3.65%	-0.74%
Visa Inc	0.55%	0.59%	Texas Instruments Inc	2.28%	-0.62%

	4 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Information Technology	3.40%	78.50%	98.08%
	Communication Services	1.67%	7.55%	0.00%
	Consumer Discretionary	1.49%	3.76%	0.05%
	Financials	0.50%	3.24%	1.60%

	3 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World Information Technology Index
		Contribution	Average Weight	Average Weight
	Industrials	-1.17%	3.15%	0.27%
	Other**	-1.14%	2.60%	0.00%
	Real Estate	-0.49%	1.20%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Aspen Series	3

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	11.1%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	7.5%
Apple Inc
Technology Hardware, Storage & Peripherals	5.6%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	4.8%
Meta Platforms Inc - Class A
Interactive Media & Services	4.8%
33.8%

Asset Allocation - (% of Net Assets)
Common Stocks	96.4%
Investment Companies	3.0%
Private Placements	0.7%
Warrants	0.0%
Other	(0.1)%
100.0%

Emerging markets comprised 6.1% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2023	As of December 31, 2022

4	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	54.55%	20.34%	17.14%	6.25%	0.72%
Service Shares	54.27%	20.05%	16.86%	5.99%	0.97%
S&P 500 Index	26.29%	15.69%	12.03%	7.09%
MSCI All Country World Information Technology Index	51.02%	23.18%	17.58%	5.83%**
Morningstar Quartile - Institutional Shares	2nd	2nd	2nd	2nd
Morningstar Ranking - based on total returns for Technology Funds	94/267	70/205	63/175	45/105

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

Janus Aspen Series	5

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – January 18, 2000

** The MSCI All Country World Information Technology Index since inception returns are calculated from January 31, 2000.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Net Annualized Expense Ratio (7/1/23 - 12/31/23)
Institutional Shares	$1,000.00	$1,119.00	$3.85	$1,000.00	$1,021.58	$3.67	0.72%
Service Shares	$1,000.00	$1,118.40	$5.13	$1,000.00	$1,020.37	$4.89	0.96%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments

December 31, 2023

Shares		Value
Common Stocks– 96.4%
Aerospace & Defense – 0.5%
Axon Enterprise Inc*	17,441	$4,505,534
Automobiles – 0.2%
Tesla Inc*	6,122	1,521,195
Diversified Financial Services – 3.2%
Mastercard Inc	59,400	25,334,694
Visa Inc	15,527	4,042,454
		29,377,148
Electronic Equipment, Instruments & Components – 1.0%
Amphenol Corp	88,585	8,781,431
Hotels, Restaurants & Leisure – 1.4%
Booking Holdings Inc*	3,582	12,706,142
Information Technology Services – 0.9%
GoDaddy Inc*	53,209	5,648,667
MongoDB Inc*	3,079	1,258,849
Snowflake Inc - Class A*	7,106	1,414,094
		8,321,610
Interactive Media & Services – 8.3%
Alphabet Inc - Class C*	227,408	32,048,609
Meta Platforms Inc - Class A*	122,172	43,244,001
		75,292,610
Media – 0.2%
Trade Desk Inc*	28,659	2,062,302
Multiline Retail – 3.0%
Amazon.com Inc*	104,322	15,850,685
MercadoLibre Inc*	7,430	11,676,542
		27,527,227
Professional Services – 1.1%
Ceridian HCM Holding Inc*	70,348	4,721,758
Paylocity Holding Corp*	31,174	5,139,034
		9,860,792
Real Estate Management & Development – 2.0%
CoStar Group Inc*	210,877	18,428,541
Semiconductor & Semiconductor Equipment – 33.3%
Advanced Micro Devices Inc*	91,742	13,523,688
Analog Devices Inc	110,710	21,982,578
Applied Materials Inc	104,654	16,961,274
ASM International NV	5,010	2,598,845
ASML Holding NV	53,012	39,889,488
Broadcom Inc	6,557	7,319,251
Infineon Technologies AG	84,041	3,506,501
KLA Corp	34,214	19,888,598
Lam Research Corp	25,882	20,272,335
Lattice Semiconductor Corp*	51,025	3,520,215
Marvell Technology Inc	131,355	7,922,020
NVIDIA Corp	137,067	67,878,320
NXP Semiconductors NV	43,277	9,939,861
ON Semiconductor Corp*	95,676	7,991,816
Taiwan Semiconductor Manufacturing Co Ltd	2,265,000	43,772,038
Texas Instruments Inc	86,650	14,770,359
		301,737,187
Software – 34.1%
Adobe Inc*	58,701	35,021,017
Atlassian Corp - Class A*	9,775	2,325,081
Cadence Design Systems Inc*	63,483	17,290,865
CCC Intelligent Solutions Holdings Inc*	1,332,609	15,178,417
Constellation Software Inc/Canada	11,845	29,371,291
Dynatrace Inc*	120,797	6,606,388
HashiCorp Inc - Class A*	115,503	2,730,491
HubSpot Inc*	2,317	1,345,111

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments

December 31, 2023

Shares		Value
Common Stocks– (continued)
Software– (continued)
Intuit Inc	4,363	$2,727,006
Lumine Group Inc*	191,032	4,311,161
Microsoft Corp	267,475	100,581,299
Nice Ltd (ADR)*	36,831	7,348,153
Oracle Corp	46,148	4,865,384
Pagerduty Inc*	47,741	1,105,204
Palo Alto Networks Inc*	23,163	6,830,305
Procore Technologies Inc*	68,902	4,769,396
ServiceNow Inc*	12,751	9,008,454
Synopsys Inc*	27,220	14,015,850
Tyler Technologies Inc*	30,548	12,772,730
Workday Inc - Class A*	113,984	31,466,423
		309,670,026
Specialized Real Estate Investment Trusts (REITs) – 0.5%
Equinix Inc	5,502	4,431,256
Technology Hardware, Storage & Peripherals – 5.6%
Apple Inc	264,336	50,892,610
Wireless Telecommunication Services – 1.1%
T-Mobile US Inc	61,027	9,784,459
Total Common Stocks (cost $496,262,208)		874,900,070
Private Placements– 0.7%
Professional Services – 0.2%
Apartment List Inc*,¢,§	485,075	1,440,673
Software – 0.5%
Magic Leap Inc - Class A private equity common shares*,¢,§	3,260	0
Via Transportation Inc - Preferred shares*,¢,§	72,070	3,444,946
Via Transportation Inc - private equity common shares*,¢,§	10,455	499,749
Via Transportation Inc - Series A*,¢,§	6,761	323,176
Via Transportation Inc - Series B*,¢,§	1,235	59,033
Via Transportation Inc - Series C*,¢,§	1,110	53,058
Via Transportation Inc - Series D*,¢,§	3,971	189,814
Via Transportation Inc - Series E*,¢,§	1,844	88,143
Via Transportation Inc - Series G-1*,¢,§	2,704	129,251
		4,787,170
Total Private Placements (cost $7,856,946)		6,227,843
Warrants– 0%
Road & Rail – 0%
Grab Holdings Ltd, expires 12/1/26*	44,659	9,914
Software – 0%
Constellation Software Inc/Canada, expires 3/31/40*,¢	11,953	1
Total Warrants (cost $141,055)		9,915
Investment Companies– 3.0%
Money Markets – 3.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº,£((cost $27,625,031)	27,619,508	27,625,032
Total Investments (total cost $531,885,240) – 100.1%		908,762,860
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(954,403)
Net Assets – 100%		$907,808,457

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Global Technology and Innovation Portfolio

Schedule of Investments

December 31, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$766,278,926	84.3%
Taiwan	43,772,038	4.8
Netherlands	42,488,333	4.7
Canada	33,682,453	3.7
Argentina	11,676,542	1.3
Israel	7,348,153	0.8
Germany	3,506,501	0.4
Singapore	9,914	0.0

Total	$908,762,860	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/23
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	$970,094	$1,182	$(1,495)	$27,625,032
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	10,964∆	-	-	-
Total Affiliated Investments - 3.0%	$981,058	$1,182	$(1,495)	$27,625,032

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 12/31/23
Investment Companies - 3.0%
Money Markets - 3.0%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	14,944,109	196,816,081	(184,134,845)	27,625,032
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	-	39,943,069	(39,943,069)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2023.

¢	Security is valued using significant unobservable inputs. The total value of Level 3 securities as of the year ended December 31, 2023 is $6,227,844, which represents 0.7% of net assets.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of December 31, 2023)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Apartment List Inc	11/2/20	$1,771,979	$1,440,673	0.2%
Magic Leap Inc - Class A private equity common shares	10/5/17	1,585,170	0	0.0
Via Transportation Inc - Preferred shares	11/4/21	3,279,740	3,444,946	0.4
Via Transportation Inc - private equity common shares	12/2/21	451,970	499,749	0.1
Via Transportation Inc - Series A	12/2/21	292,278	323,176	0.0
Via Transportation Inc - Series B	12/2/21	53,389	59,033	0.0
Via Transportation Inc - Series C	12/2/21	47,985	53,058	0.0
Via Transportation Inc - Series D	12/2/21	171,666	189,814	0.0
Via Transportation Inc - Series E	12/2/21	79,716	88,143	0.0
Via Transportation Inc - Series G-1	2/2/23	123,053	129,251	0.0
Total		$7,856,946	$6,227,843	0.7%

The Portfolio has registration rights for certain restricted securities held as of December 31, 2023. The issuer incurs all registration costs.

Janus Aspen Series	11

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Schedule of Investments and Other Information

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$874,900,070	$-	$-
Private Placements	-	-	6,227,843
Warrants	9,914	-	1
Investment Companies	-	27,625,032	-
Total Assets	$874,909,984	$27,625,032	$6,227,844

12	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets:
Unaffiliated investments, at value (cost $504,260,209)	$881,137,828
Affiliated investments, at value (cost $27,625,031)	27,625,032
Trustees' deferred compensation	24,920
Receivables:
Dividends	318,344
Portfolio shares sold	277,455
Dividends from affiliates	58,219
Foreign tax reclaims	694
Other assets	13,609
Total Assets	909,456,101
Liabilities:
Payables:	—
Portfolio shares repurchased	816,814
Advisory fees	495,337
12b-1 Distribution and shareholder servicing fees	181,652
Professional fees	55,464
Transfer agent fees and expenses	39,952
Trustees' deferred compensation fees	24,920
Custodian fees	4,035
Affiliated portfolio administration fees payable	1,935
Trustees' fees and expenses	584
Accrued expenses and other payables	26,951
Total Liabilities	1,647,644
Commitments and contingent liabilities (Note 3)
Net Assets	$907,808,457
Net Assets Consist of:
Capital (par value and paid-in surplus)	$544,090,255
Total distributable earnings (loss)	363,718,202
Total Net Assets	$907,808,457
Net Assets - Institutional Shares	$54,674,398
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,420,738
Net Asset Value Per Share	$15.98
Net Assets - Service Shares	$853,134,059
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	53,128,751
Net Asset Value Per Share	$16.06

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Global Technology and Innovation Portfolio

Statement of Operations

For the year ended December 31, 2023

Investment Income:
Dividends	$4,331,238
Dividends from affiliates	970,094
Non-cash dividends	303,796
Affiliated securities lending income, net	10,964
Unaffiliated securities lending income, net	2,842
Other income	16
Foreign tax withheld	(291,695)
Total Investment Income	5,327,255
Expenses:
Advisory fees	4,802,775
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,762,525
Transfer agent administrative fees and expenses:
Institutional Shares	22,643
Service Shares	352,574
Other transfer agent fees and expenses:
Institutional Shares	797
Service Shares	7,562
Professional fees	82,929
Affiliated portfolio administration fees	23,720
Custodian fees	20,740
Trustees’ fees and expenses	17,609
Shareholder reports expense	12,587
Registration fees	1,734
Other expenses	78,125
Total Expenses	7,186,320
Net Investment Income/(Loss)	(1,859,065)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	47,878,027
Investments in affiliates	1,182
Total Net Realized Gain/(Loss) on Investments	47,879,209
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	266,350,814
Investments in affiliates	(1,495)
Total Change in Unrealized Net Appreciation/Depreciation	266,349,319
Net Increase/(Decrease) in Net Assets Resulting from Operations	$312,369,463

See Notes to Financial Statements.

14	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$(1,859,065)	$(2,411,079)
Net realized gain/(loss) on investments	47,879,209	(59,565,988)
Change in unrealized net appreciation/depreciation	266,349,319	(280,123,602)
Net Increase/(Decrease) in Net Assets Resulting from Operations	312,369,463	(342,100,669)
Dividends and Distributions to Shareholders:
Institutional Shares	—	(7,665,574)
Service Shares	—	(112,948,823)
Net Decrease from Dividends and Distributions to Shareholders	—	(120,614,397)
Capital Share Transactions:
Institutional Shares	1,048,232	4,973,863
Service Shares	24,250,962	90,429,122
Net Increase/(Decrease) from Capital Share Transactions	25,299,194	95,402,985
Net Increase/(Decrease) in Net Assets	337,668,657	(367,312,081)
Net Assets:
Beginning of period	570,139,800	937,451,881
End of period	$907,808,457	$570,139,800

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Global Technology and Innovation Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.34	$20.75	$20.34	$14.88	$11.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.02)	(0.05)	(0.01)	0.02
Net realized and unrealized gain/(loss)	5.64	(7.60)	3.47	7.04	4.81
Total from Investment Operations	5.64	(7.62)	3.42	7.03	4.83
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.05)	—	—
Distributions (from capital gains)	—	(2.79)	(2.96)	(1.57)	(1.01)
Total Dividends and Distributions	—	(2.79)	(3.01)	(1.57)	(1.01)
Net Asset Value, End of Period	$15.98	$10.34	$20.75	$20.34	$14.88
Total Return*	54.55%	(36.95)%	18.01%	51.20%	45.17%
Net Assets, End of Period (in thousands)	$54,674	$34,566	$59,208	$51,009	$34,515
Average Net Assets for the Period (in thousands)	$45,325	$41,432	$56,037	$39,592	$30,035
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.72%	0.72%	0.75%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.72%	0.72%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	(0.02)%	(0.14)%	(0.25)%	(0.07)%	0.11%
Portfolio Turnover Rate	41%	43%	47%	44%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

16	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.41	$20.91	$20.51	$15.03	$11.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.05)	(0.10)	(0.05)	(0.02)
Net realized and unrealized gain/(loss)	5.69	(7.66)	3.49	7.10	4.87
Total from Investment Operations	5.65	(7.71)	3.39	7.05	4.85
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.03)	—	—
Distributions (from capital gains)	—	(2.79)	(2.96)	(1.57)	(1.01)
Total Dividends and Distributions	—	(2.79)	(2.99)	(1.57)	(1.01)
Net Asset Value, End of Period	$16.06	$10.41	$20.91	$20.51	$15.03
Total Return*	54.27%	(37.12)%	17.69%	50.80%	44.82%
Net Assets, End of Period (in thousands)	$853,134	$535,573	$878,244	$732,854	$508,622
Average Net Assets for the Period (in thousands)	$705,752	$618,321	$822,224	$577,972	$449,847
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	0.97%	0.97%	0.99%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.97%	0.97%	0.99%	0.99%
Ratio of Net Investment Income/(Loss)	(0.26)%	(0.38)%	(0.49)%	(0.32)%	(0.13)%
Portfolio Turnover Rate	41%	43%	47%	44%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Global Technology and Innovation Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

18	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Portfolio did not hold a significant amount of Level 3 securities as of December 31, 2023.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Aspen Series	19

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, conflicts, including related sanctions, social unrest,

20	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Restricted Security Transactions

Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Janus Aspen Series	21

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the Securities and Exchange Commission (the "SEC"). If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is

22	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of December 31, 2023.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee which is calculated daily and paid monthly. The Portfolio’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

The Adviser has contractually agreed to waive the advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to the management fee, if applicable, the fees payable pursuant to a Rule 12b-1 plan, (applicable to Service Shares), shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% for at least a one-year period commencing on April 28, 2023. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $31,482 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

Janus Aspen Series	23

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,000 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2023, the Portfolio engaged in cross trades amounting to $1,015,765 in purchases.

24	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ -	$ -	$ (12,981,865)	$ -	$ (21,006)	$376,721,073

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(12,981,865)	$ -	$ (12,981,865)

During the year ended December 31, 2023, capital loss carryovers of $45,179,087 were utilized by the Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$532,041,787	$380,972,122	$ (4,251,049)	$ 376,721,073

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Janus Henderson VIT Global Technology and Innovation Portfolio

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ -	$ -	$ 1,897,570

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ -	$ 120,614,397	$ -	$ 2,402,787

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

5. Capital Share Transactions

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	713,970	$ 9,590,590	740,195	$ 9,660,917
Reinvested dividends and distributions	-	-	729,360	7,665,574
Shares repurchased	(637,220)	(8,542,358)	(978,994)	(12,352,628)
Net Increase/(Decrease)	76,750	$ 1,048,232	490,561	$ 4,973,863
Service Shares:
Shares sold	10,546,652	$143,903,149	8,436,579	$113,407,136
Reinvested dividends and distributions	-	-	10,655,549	112,948,823
Shares repurchased	(8,863,925)	(119,652,187)	(9,644,885)	(135,926,837)
Net Increase/(Decrease)	1,682,727	$ 24,250,962	9,447,243	$ 90,429,122

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$314,682,612	$302,554,063	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Global Technology and Innovation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Global Technology and Innovation Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, and investee companies. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2024

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3, 2023 and December 14-15, 2023, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2024 through February 1, 2025, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index.

In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2023, approximately 44% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2023, approximately 50% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2023 performance has been reasonable, noting that: (i) for the 12 months ended September 30, 2023, approximately 43% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; (ii) for the 36 months ended September 30, 2023, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; and (iii) for the 5- and 10-year periods ended September 30, 2023, approximately 63% and 66% of the Janus Henderson Funds were in the top two quartiles of performance, respectively, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2023 and the second Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting

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Additional Information (unaudited)

that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant referenced its past analyses from 2022, which found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) 9 of 11 Janus Henderson Funds had lower management fees than similar funds subadvised by the Adviser. As part of their review of the 2022 independent consultant findings, the Trustees noted that for the two Janus Henderson Funds that did not have lower management fees than similar funds subadvised by the Adviser, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2022 and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees noted that the Adviser reported no changes to its allocation methodology for the 2023 15(c) process; however, at the Trustees’ request, the independent fee consultant reviewed changes to the allocation methodology that were reflected in the 2021 data for the 2022 15(c) process, but were not separately analyzed by the independent fee consultant as part of its 2022 review. The independent fee consultant found the new allocation methodology and the rationale for the changes to be reasonable. Further, the independent fee consultant’s analysis of fund operating margins showed de minimis impact on operating margins as a result of the changes to the allocation methodology. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2022, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2023 report: (1) past analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 28% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 31% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have low flat-rate fees (the “Low Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets.

With respect to the Low Flat-Rate Fee Funds, the independent fee consultant concluded in its 2023 report that (1) 70% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on

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Janus Henderson VIT Global Technology and Innovation Portfolio

Additional Information (unaudited)

the Low Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.

The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees' Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

38	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Board Member, Revitate Capital (alternate asset manager) (since 2023), Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Trustee, TIP (2008-2023), Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

42	DECEMBER 31, 2023

Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Formerly, Director of MGIC Investment Corporation (private mortgage insurance) (2013-2023), Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jonathan Cofsky 151 Detroit Street Denver, CO 80206 DOB: 1983	Executive Vice President and Co-Portfolio Manager Janus Henderson Global Technology and Innovation Portfolio	3/22-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Denny Fish 151 Detroit Street Denver, CO 80206 DOB: 1971	Executive Vice President and Lead Portfolio Manager Janus Henderson Global Technology and Innovation Portfolio	1/16-Present	Head of Technology Sector Team at Janus Henderson Investors and Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Global Technology and Innovation Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present	Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Portfolios distributed by Janus Henderson Distributors US LLC
109-02-81119 02-24

ANNUAL REPORT December 31, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Mid Cap Value Portfolio

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE OVERVIEW

For the 12-month period ended December 31, 2023, the Janus Henderson VIT Mid Cap Value Portfolio’s institutional shares and service shares returned 11.40% and 11.11%, respectively, underperforming the portfolio’s benchmark, the Russell Midcap® Value Index, which returned 12.71%. Stock selection in the financials and industrials sectors detracted from relative performance. Stock selection in the information technology and communication services sectors contributed.

INVESTMENT ENVIRONMENT

The U.S. equity market delivered positive returns for the 12-month period ended December 31, 2023. However, stocks encountered periods of volatility as investors awaited clarity on the direction of Federal Reserve (Fed) policy, interest rates, and inflation. Economic growth appeared relatively resilient, as a strong jobs market supported consumer spending. Yet there were signs of slowing in other areas of the economy, especially manufacturing and housing. The Fed continued to raise its policy rates through July, before leaving rates unchanged starting in September. However, policymakers warned that interest rates may need to remain high for an extended period to contain inflation, especially as oil prices surged in the third quarter. These worries led to a broad-based stock market decline in the third quarter. Stocks rallied strongly in the fourth quarter, however, as investor expectations shifted from fears of additional interest rate hikes to hopes that moderating inflation might persuade the Fed to reduce rates in 2024. This rally was led by lower-quality companies, including those with no earnings or excessive debt levels, rather than by the higher-quality, profitable, and low-debt companies that we own. Value stocks also underperformed growth stocks, both during the fourth-quarter rally and for the year overall.

PERFORMANCE DISCUSSION

While the Portfolio underperformed for the 12-month period, we were pleased with how it defended against periods of market volatility. We were also gratified with the degree to which the Portfolio participated in the fourth-quarter rally despite our defensive positioning. We also stand by our disciplined approach to managing downside risk.

Stock selection on the financials sector hindered relative performance. In particular, the first quarter proved challenging for our bank stocks, as a crisis of confidence led customers to pull deposits out of several regional banks. These included Silicon Valley Bank, a subsidiary of our holding SVB Financial. This run on deposits wasn’t caused by credit concerns but rather by the relative maturities of balance-sheet assets and liabilities in a rising interest rate environment. We responded to this situation by quickly admitting our mistake and liquidating our investment in SVB Financial. The stock, nonetheless, was a significant detractor for the 12-month period. This situation also triggered a broad-based sell-off in other bank stocks. This included Zions Bancorp, which ended up as another relative detractor for the Portfolio. We exited our position in Zions Bancorp as we reassessed our bank holdings. We remain confident in the fundamentals and lending practices of the banks we continue to own. We invest in a geographically diverse group of banks that possess strong balance sheets and healthy capital levels. Given potential economic headwinds, we also continue to pay close attention to the quality of loan portfolios.

Outside of the financials sector, relative performance was hindered by our investment in Globus Medical, a maker of medical devices to support spine health. The stock declined due to investor concerns around integration

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

issues involving the company’s acquisition of NuVasive. In our view, the market was overly focused on these short-term issues, while ignoring the long-term synergies and benefits of the deal. We remain invested in Globus Medical.

Stock selection in the information technology sector aided relative performance. Vontier, a top sector contributor, provides technologies that support vehicle fleet tracking and point-of-sale payments at gasoline pumps. Vontier generates strong free cash flow, and the stock gained new attention from investors following its underperformance in 2022.

Video game publisher Activision Blizzard was another top performer. The stock rallied as Microsoft moved to complete its acquisition of Activision Blizzard. We saw this acquisition, which closed in October, as a reaffirmation of our investment thesis on Activision Blizzard. Elsewhere in the portfolio, and investment in homebuilder Toll Brothers contributed. The stock rallied strongly in the fourth quarter on strong financial results and hopes around falling mortgage rates.

We remain on the lookout for opportunities to use volatility to our advantage, as we identify compelling investment opportunities with attractive valuations. The portfolio ended the year overweight in the healthcare, materials, energy, consumer staples, and industrials sectors. It was underweight in the utilities, real estate, consumer discretionary, communication services, information technology, and financials sectors.

OUTLOOK

In our view, the equity market rally in the fourth quarter of 2023 was driven more by euphoria than fundamentals, as expectations shifted from fears of imminent recession to an apparent belief that nothing can go wrong in 2024. We have seen some positive developments: consumer spending has been resilient, manufacturing activity has shown signs of bottoming, and economic growth has been solid. In addition, we believe we have seen the peak of interest rates for this cycle. We see the potential for rate cuts, although at a more gradual pace than the market is expecting. Equities have historically struggled during Fed rate cuts, which usually come in response to a recession or other negative surprise. A host of factors could trigger market volatility, including a sharper-than-expected economic slowdown, a spike in unemployment, increased geopolitical tensions, or the general uncertainty of an election year. Despite the strong fourth-quarter rally, corporate earnings forecasts have declined in recent month. This suggests little room for error in stock prices if profit expectations are not met. Despite these uncertainties, we continue to find attractive reward/risk opportunities among the lower end of our market capitalization range, where stocks continue to trade at attractive multiples versus their larger-cap peers. Lower interest rates may also create a more favorable funding environment for smaller companies, while an increase in merger and acquisition activity could provide a boost for equities. We believe our portfolio is well positioned for both pursuing long-term investment opportunities and defending against downside volatility. Our focus remains on well-managed companies with earnings, strong free cash flow, and low debt levels that can help them navigate economic challenges.

Thank you for your investment in the Mid Cap Value Portfolio.

Volatility measures risk using the dispersion of returns for a given investment.

Free cash flow (FCF) yield is a financial ratio that measures how much cash flow a company has in case of its liquidation or other obligations by comparing the free cash flow per share with the market price per share and indicates the level of cash flow the company will earn against its share market value.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

2	DECEMBER 31, 2023

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
Toll Brothers Inc	1.40%	0.82%	SVB Financial Group	0.22%	-1.11%
Vontier Corp	1.54%	0.80%	Globus Medical Inc	1.80%	-0.74%
Activision Blizzard Inc	1.46%	0.53%	Zions Bancorp NA	0.24%	-0.53%
Lincoln Electric Holdings Inc	1.51%	0.50%	Fidelity National Information Services Inc	1.81%	-0.42%
Cardinal Health Inc	2.31%	0.48%	Kellanova	1.50%	-0.40%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Information Technology	1.14%	8.40%	9.10%
	Communication Services	0.87%	3.69%	3.28%
	Consumer Staples	0.60%	4.26%	4.11%
	Utilities	0.36%	4.63%	8.13%
	Health Care	0.12%	11.41%	7.24%

	5 Top Detractors - Sectors*
		Relative	Portfolio	Russell Midcap Value Index
		Contribution	Average Weight	Average Weight
	Financials	-1.91%	15.14%	17.22%
	Industrials	-0.83%	18.71%	17.79%
	Energy	-0.44%	6.90%	5.30%
	Other**	-0.21%	1.89%	0.00%
	Consumer Discretionary	-0.13%	7.86%	9.68%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Hartford Financial Services Group Inc
Insurance	2.8%
PNC Financial Services Group Inc/The
Banks	2.4%
Freeport-McMoRan Inc
Metals & Mining	2.4%
Alliant Energy Corp
Electric Utilities	2.4%
Entergy Corp
Electric Utilities	2.3%
12.3%

Asset Allocation - (% of Net Assets)
Common Stocks	98.9%
Repurchase Agreements	1.2%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2023	As of December 31, 2022

4	DECEMBER 31, 2023

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception	Total Annual Fund Operating Expenses‡
Institutional Shares	11.40%	10.22%	7.18%	9.63%#	0.67%
Service Shares	11.11%	9.94%	6.91%	9.20%*	0.91%
Russell Midcap Value Index	12.71%	11.16%	8.26%	10.48%**
Morningstar Quartile - Service Shares	3rd	4th	3rd	3rd
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	253/400	312/382	246/334	138/223

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged.

See “Useful Information About Your Portfolio Report.”

#Institutional Shares inception date – May 1, 2003

Janus Aspen Series	5

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Performance

*Service Shares inception date – December 31, 2002

**The Russell Midcap Value Index’s since inception returns are calculated from December 31, 2002.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2023

Janus Henderson VIT Mid Cap Value Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Net Annualized Expense Ratio (7/1/23 - 12/31/23)
Institutional Shares	$1,000.00	$1,071.60	$3.60	$1,000.00	$1,021.73	$3.52	0.69%
Service Shares	$1,000.00	$1,070.10	$4.85	$1,000.00	$1,020.52	$4.74	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 98.9%
Aerospace & Defense – 3.2%
BWX Technologies Inc	18,077	$1,387,048
L3Harris Technologies Inc	10,447	2,200,347
		3,587,395
Auto Components – 1.5%
Aptiv PLC*	9,353	839,151
Autoliv Inc	7,166	789,622
		1,628,773
Banks – 5.4%
PNC Financial Services Group Inc/The	16,990	2,630,901
Popular Inc	16,417	1,347,343
Synovus Financial Corp	8,590	323,414
Wintrust Financial Corp	18,295	1,696,861
		5,998,519
Building Products – 3.8%
Carlisle Cos Inc	6,054	1,891,451
Fortune Brands Home & Security Inc	30,941	2,355,848
		4,247,299
Capital Markets – 4.2%
Jefferies Financial Group Inc	48,626	1,964,977
Lazard Ltd*	18,278	636,074
State Street Corp	26,297	2,036,966
		4,638,017
Chemicals – 3.0%
Ashland Global Holdings Inc	9,920	836,355
Corteva Inc	35,714	1,711,415
Westlake Chemical Corp	5,376	752,425
		3,300,195
Commercial Services & Supplies – 1.5%
Waste Connections Inc	11,266	1,681,676
Construction Materials – 1.5%
Martin Marietta Materials Inc	3,343	1,667,856
Containers & Packaging – 2.6%
Ball Corp	24,250	1,394,860
Graphic Packaging Holding Co	62,126	1,531,406
		2,926,266
Diversified Financial Services – 2.1%
Fidelity National Information Services Inc	38,814	2,331,557
Electric Utilities – 4.7%
Alliant Energy Corp	50,845	2,608,348
Entergy Corp	25,134	2,543,309
		5,151,657
Electrical Equipment – 2.1%
AMETEK Inc	14,033	2,313,901
Electronic Equipment, Instruments & Components – 3.3%
Insight Enterprises Inc*	6,565	1,163,252
Keysight Technologies Inc*	5,952	946,904
Vontier Corp	46,276	1,598,836
		3,708,992
Energy Equipment & Services – 1.2%
Baker Hughes Co	37,229	1,272,487
Food & Staples Retailing – 2.9%
Casey's General Stores Inc	8,930	2,453,428
Target Corp	5,577	794,276
		3,247,704
Food Products – 1.7%
Kellanova	23,490	1,313,326
Lamb Weston Holdings Inc	5,518	596,441
		1,909,767

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Health Care Equipment & Supplies – 3.0%
Envista Holdings Corp*	34,807	$837,456
Globus Medical Inc*	36,850	1,963,736
Teleflex Inc	2,148	535,582
		3,336,774
Health Care Providers & Services – 5.9%
Amedisys Inc*	13,662	1,298,710
Cardinal Health Inc	24,387	2,458,210
Humana Inc	2,491	1,140,405
Laboratory Corp of America Holdings	7,379	1,677,173
		6,574,498
Household Durables – 1.5%
Toll Brothers Inc	16,582	1,704,464
Industrial Real Estate Investment Trusts (REITs) – 1.2%
STAG Industrial Inc	34,700	1,362,322
Insurance – 5.3%
Globe Life Inc	15,464	1,882,278
Hartford Financial Services Group Inc	38,628	3,104,919
RenaissanceRe Holdings Ltd	4,709	922,964
		5,910,161
Life Sciences Tools & Services – 2.0%
Avantor Inc*	62,308	1,422,492
Charles River Laboratories International Inc*	1,329	314,176
PerkinElmer Inc	4,741	518,239
		2,254,907
Machinery – 4.1%
Hillenbrand Inc	33,834	1,618,957
Lincoln Electric Holdings Inc	7,876	1,712,715
Oshkosh Corp	11,089	1,202,158
		4,533,830
Marine – 0.8%
Kirby Corp*	10,692	839,108
Media – 1.4%
Fox Corp - Class B	56,344	1,557,912
Metals & Mining – 2.4%
Freeport-McMoRan Inc	61,620	2,623,163
Oil, Gas & Consumable Fuels – 5.7%
Chesapeake Energy Corp	30,122	2,317,587
Marathon Oil Corp	92,015	2,223,082
Pioneer Natural Resources Co	7,874	1,770,705
		6,311,374
Real Estate Management & Development – 1.4%
CBRE Group Inc*	16,454	1,531,703
Residential Real Estate Investment Trusts (REITs) – 1.4%
Equity LifeStyle Properties Inc	21,322	1,504,054
Retail Real Estate Investment Trusts (REITs) – 1.4%
Agree Realty Corp	24,428	1,537,743
Road & Rail – 1.8%
Canadian Pacific Kansas City Ltd	12,675	1,002,086
Landstar System Inc	5,187	1,004,463
		2,006,549
Semiconductor & Semiconductor Equipment – 3.5%
Lam Research Corp	1,317	1,031,553
Microchip Technology Inc	18,178	1,639,292
Teradyne Inc	10,895	1,182,325
		3,853,170
Software – 1.1%
Nice Ltd (ADR)*	6,050	1,207,036

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Mid Cap Value Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Specialized Real Estate Investment Trusts (REITs) – 3.1%
Lamar Advertising Co	22,438	$2,384,711
PotlatchDeltic Corp	22,024	1,081,378
		3,466,089
Specialty Retail – 4.6%
AutoZone Inc*	409	1,057,514
Bath & Body Works Inc	34,539	1,490,703
Burlington Stores Inc*	7,708	1,499,052
O'Reilly Automotive Inc*	1,112	1,056,489
		5,103,758
Trading Companies & Distributors – 2.6%
GATX Corp	10,899	1,310,278
MSC Industrial Direct Co Inc	15,775	1,597,376
		2,907,654
Total Common Stocks (cost $80,797,046)		109,738,330
Repurchase Agreements– 1.2%
ING Financial Markets LLC, Joint repurchase agreement, 5.3000%, dated 12/29/23, maturing 1/2/24 to be repurchased at $1,300,766 collateralized by $1,353,373 in U.S. Treasuries 0.1250% - 4.8750%, 1/31/25 - 11/15/53 with a value of $1,326,782((cost $1,300,000)	$1,300,000	1,300,000
Total Investments (total cost $82,097,046) – 100.1%		111,038,330
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(147,989)
Net Assets – 100%		$110,890,341

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$108,039,586	97.3%
Israel	1,207,036	1.1
Canada	1,002,086	0.9
Sweden	789,622	0.7

Total	$111,038,330	100.0%

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$1,300,000	$—	$(1,300,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Schedule of Investments and Other Information

Russell Midcap® Value Index	Russell Midcap® Value Index reflects the performance of U.S. mid-cap equities with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$109,738,330	$-	$-
Repurchase Agreements	-	1,300,000	-
Total Assets	$109,738,330	$1,300,000	$-

Janus Aspen Series	11

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments, at value (cost $80,797,046)	$109,738,330
Repurchase agreements, at value (cost $1,300,000)	1,300,000
Cash	55,119
Trustees' deferred compensation	3,047
Receivables:
Portfolio shares sold	138,824
Dividends	108,822
Interest	766
Other assets	1,145
Total Assets	111,346,053
Liabilities:
Payables:	—
Portfolio shares repurchased	301,204
Advisory fees	63,489
Professional fees	44,893
12b-1 Distribution and shareholder servicing fees	13,818
Transfer agent fees and expenses	5,300
Trustees' deferred compensation fees	3,047
Custodian fees	555
Affiliated portfolio administration fees payable	248
Trustees' fees and expenses	131
Accrued expenses and other payables	23,027
Total Liabilities	455,712
Commitments and contingent liabilities (Note 3)
Net Assets	$110,890,341
Net Assets Consist of:
Capital (par value and paid-in surplus)	$75,920,920
Total distributable earnings (loss)	34,969,421
Total Net Assets	$110,890,341
Net Assets - Institutional Shares	$50,854,493
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,901,548
Net Asset Value Per Share	$17.53
Net Assets - Service Shares	$60,035,848
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,590,428
Net Asset Value Per Share	$16.72

See Notes to Financial Statements.

12	DECEMBER 31, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Statement of Operations

For the year ended December 31, 2023

Investment Income:
Dividends	$2,027,261
Interest	104,425
Other income	9
Foreign tax withheld	(5,269)
Total Investment Income	2,126,426
Expenses:
Advisory fees	581,920
12b-1 Distribution and shareholder servicing fees:
Service Shares	166,235
Transfer agent administrative fees and expenses:
Institutional Shares	24,534
Service Shares	33,251
Other transfer agent fees and expenses:
Institutional Shares	1,398
Service Shares	1,401
Professional fees	52,073
Non-affiliated portfolio administration fees	46,050
Registration fees	20,385
Shareholder reports expense	11,401
Affiliated portfolio administration fees	3,699
Custodian fees	2,845
Trustees’ fees and expenses	2,670
Other expenses	10,189
Total Expenses	958,051
Net Investment Income/(Loss)	1,168,375
Net Realized Gain/(Loss) on Investments:
Investments	5,979,139
Total Net Realized Gain/(Loss) on Investments	5,979,139
Change in Unrealized Net Appreciation/Depreciation:
Investments and Trustees’ deferred compensation	5,120,073
Total Change in Unrealized Net Appreciation/Depreciation	5,120,073
Net Increase/(Decrease) in Net Assets Resulting from Operations	$12,267,587

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$1,168,375	$1,172,308
Net realized gain/(loss) on investments	5,979,139	3,262,487
Change in unrealized net appreciation/depreciation	5,120,073	(11,525,356)
Net Increase/(Decrease) in Net Assets Resulting from Operations	12,267,587	(7,090,561)
Dividends and Distributions to Shareholders:
Institutional Shares	(1,945,611)	(4,575,481)
Service Shares	(2,531,419)	(6,360,632)
Net Decrease from Dividends and Distributions to Shareholders	(4,477,030)	(10,936,113)
Capital Share Transactions:
Institutional Shares	(3,911,624)	(118,995)
Service Shares	(10,563,613)	(1,250,483)
Net Increase/(Decrease) from Capital Share Transactions	(14,475,237)	(1,369,478)
Net Increase/(Decrease) in Net Assets	(6,684,680)	(19,396,152)
Net Assets:
Beginning of period	117,575,021	136,971,173
End of period	$110,890,341	$117,575,021

See Notes to Financial Statements.

14	DECEMBER 31, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$16.36	$19.12	$16.04	$16.73	$14.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.19	0.18	0.16	0.18	0.21
Net realized and unrealized gain/(loss)	1.63	(1.34)	3.00	(0.41)	3.90
Total from Investment Operations	1.82	(1.16)	3.16	(0.23)	4.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.23)	(0.08)	(0.18)	(0.19)
Distributions (from capital gains)	(0.46)	(1.37)	—	(0.28)	(1.27)
Total Dividends and Distributions	(0.65)	(1.60)	(0.08)	(0.46)	(1.46)
Net Asset Value, End of Period	$17.53	$16.36	$19.12	$16.04	$16.73
Total Return*	11.40%	(5.56)%	19.73%	(0.92)%	30.35%
Net Assets, End of Period (in thousands)	$50,854	$51,231	$58,536	$48,538	$45,771
Average Net Assets for the Period (in thousands)	$49,210	$50,719	$54,542	$40,480	$41,788
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.67%	0.67%	0.81%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.67%	0.67%	0.81%	0.81%
Ratio of Net Investment Income/(Loss)	1.14%	1.12%	0.90%	1.24%	1.32%
Portfolio Turnover Rate	47%	48%	63%	44%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Mid Cap Value Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$15.64	$18.36	$15.42	$16.12	$13.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.14	0.12	0.13	0.16
Net realized and unrealized gain/(loss)	1.55	(1.30)	2.87	(0.40)	3.77
Total from Investment Operations	1.69	(1.16)	2.99	(0.27)	3.93
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.19)	(0.05)	(0.15)	(0.16)
Distributions (from capital gains)	(0.46)	(1.37)	—	(0.28)	(1.27)
Total Dividends and Distributions	(0.61)	(1.56)	(0.05)	(0.43)	(1.43)
Net Asset Value, End of Period	$16.72	$15.64	$18.36	$15.42	$16.12
Total Return*	11.11%	(5.77)%	19.42%	(1.21)%	30.05%
Net Assets, End of Period (in thousands)	$60,036	$66,344	$78,435	$67,967	$72,167
Average Net Assets for the Period (in thousands)	$66,701	$70,295	$74,166	$62,469	$68,198
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.91%	0.92%	1.06%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.91%	0.92%	1.06%	1.05%
Ratio of Net Investment Income/(Loss)	0.91%	0.86%	0.68%	0.97%	1.06%
Portfolio Turnover Rate	47%	48%	63%	44%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Mid Cap Value Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks capital appreciation. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

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Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Janus Henderson VIT Mid Cap Value Portfolio

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, conflicts, including related sanctions, social unrest, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could

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Notes to Financial Statements

be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Real Estate Investing

The Portfolio may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Portfolio and other funds advised by the Adviser or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Portfolio, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Portfolio does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or, for tri-party

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Notes to Financial Statements

agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell Midcap® Value Index.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±4.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.50%.

The Adviser has contractually agreed to waive the advisory fee and/or reimburse operating expenses to the extent that the Portfolio’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to the management fee, if applicable, the fees payable pursuant to a Rule 12b-1 plan, (applicable to Service Shares), shareholder servicing fees, such as transfer agency fees, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% for at least a one-year period commencing on April 28, 2023. If applicable, amounts waived and/or reimbursed to the Portfolio by the Adviser are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs

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Notes to Financial Statements

are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $31,482 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,000 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2023.

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Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 248,392	$ 5,997,065	$ -	$ -	$ (2,587)	$ 28,726,551

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 82,311,779	$30,765,974	$ (2,039,423)	$ 28,726,551

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,150,851	$ 3,326,179	$ -	$ -

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 1,478,951	$ 9,457,162	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

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Notes to Financial Statements

5. Capital Share Transactions

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	493,103	$ 8,060,997	805,107	$13,798,789
Reinvested dividends and distributions	119,445	1,945,611	294,998	4,575,481
Shares repurchased	(842,028)	(13,918,232)	(1,031,082)	(18,493,265)
Net Increase/(Decrease)	(229,480)	$ (3,911,624)	69,023	$ (118,995)
Service Shares:
Shares sold	370,669	$ 5,795,057	340,897	$ 5,558,864
Reinvested dividends and distributions	163,239	2,531,419	429,092	6,360,632
Shares repurchased	(1,184,350)	(18,890,089)	(800,547)	(13,169,979)
Net Increase/(Decrease)	(650,442)	$(10,563,613)	(30,558)	$ (1,250,483)

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$53,979,888	$ 70,575,534	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

24	DECEMBER 31, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Mid Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Mid Cap Value Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2024

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3, 2023 and December 14-15, 2023, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2024 through February 1, 2025, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index.

In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2023, approximately 44% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2023, approximately 50% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2023 performance has been reasonable, noting that: (i) for the 12 months ended September 30, 2023, approximately 43% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; (ii) for the 36 months ended September 30, 2023, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; and (iii) for the 5- and 10-year periods ended September 30, 2023, approximately 63% and 66% of the Janus Henderson Funds were in the top two quartiles of performance, respectively, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2023 and the second Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting

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Additional Information (unaudited)

that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant referenced its past analyses from 2022, which found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) 9 of 11 Janus Henderson Funds had lower management fees than similar funds subadvised by the Adviser. As part of their review of the 2022 independent consultant findings, the Trustees noted that for the two Janus Henderson Funds that did not have lower management fees than similar funds subadvised by the Adviser, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2022 and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees noted that the Adviser reported no changes to its allocation methodology for the 2023 15(c) process; however, at the Trustees’ request, the independent fee consultant reviewed changes to the allocation methodology that were reflected in the 2021 data for the 2022 15(c) process, but were not separately analyzed by the independent fee consultant as part of its 2022 review. The independent fee consultant found the new allocation methodology and the rationale for the changes to be reasonable. Further, the independent fee consultant’s analysis of fund operating margins showed de minimis impact on operating margins as a result of the changes to the allocation methodology. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2022, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2023 report: (1) past analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 28% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 31% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have low flat-rate fees (the “Low Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets.

With respect to the Low Flat-Rate Fee Funds, the independent fee consultant concluded in its 2023 report that (1) 70% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on

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Additional Information (unaudited)

the Low Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.

The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2023:

Section 163(j) Interest Dividend	5%
Capital Gain Distributions	$3,326,179
Dividends Received Deduction Percentage	100%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees' Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Board Member, Revitate Capital (alternate asset manager) (since 2023), Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

38	DECEMBER 31, 2023

Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Trustee, TIP (2008-2023), Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Formerly, Director of MGIC Investment Corporation (private mortgage insurance) (2013-2023), Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Mid Cap Value Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Justin Tugman 151 Detroit Street Denver, CO 80206 DOB: 1973	Executive Vice President and Co-Portfolio Manager Mid Cap Value Portfolio	3/15-Present	Portfolio Manager for other Janus Henderson accounts.
Kevin Preloger 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Mid Cap Value Portfolio	4/13-Present	Portfolio Manager for other Janus Henderson accounts.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present	Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Janus Henderson VIT Mid Cap Value Portfolio

Notes

NotesPage1

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Portfolios distributed by Janus Henderson Distributors US LLC
109-02-81122 02-24

ANNUAL REPORT December 31, 2023

Janus Henderson VIT Overseas Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Overseas Portfolio

Janus Henderson VIT Overseas Portfolio (unaudited)

Julian McManus portfolio manager

PERFORMANCE OVERVIEW

During the 12-month period ended December 31, 2023, Janus Henderson VIT Overseas Portfolio’s Institutional Shares and Service Shares returned 10.87% and 10.58%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. IndexSM, returned 15.62%. Stock selection in the consumer discretionary sector detracted from relative performance. Stock selection in the industrial sector contributed.

INVESTMENT ENVIRONMENT

Global equities ended the 12-month period with strong positive returns despite periods of market turbulence caused by shifting outlooks on central bank policy and the global economy. Economic growth appeared relatively resilient, although there were signs of slowing activity in Europe and other markets. A weaker-than-expected post-reopening recovery in China added to global economic uncertainty. Most markets suffered heightened downward volatility in the third quarter, as geopolitical uncertainty pushed oil prices higher while adding to inflation concerns. Market sentiment improved in the fourth quarter, as investors began to anticipate that central banks might pause or cut interest rates in 2024. This resulted in a strong rally in the final months of the year.

PERFORMANCE DISCUSSION

We employ a high-conviction investment approach, seeking strong risk-adjusted performance over the long term. Over time, we think we can generate excess returns in a risk-efficient manner by identifying companies whose free-cash-flow growth is underestimated by the market.

Among individual holdings, Chinese e-commerce retailer JD.com was a relative detractor. JD.com saw significant market share gains during the pandemic, supported by its differentiated logistics footprint. As China emerged from COVID-19 lockdowns, however, these market share advantages started to narrow. This led the company to announce new advertising and promotional programs that investors worried would reduce its profit margins. Later in 2023, fears of weaker Chinese consumer spending also hurt the stock performance. Despite near-term uncertainty, we believe JD.com is well positioned within China's retail space.

An uncertain macroeconomic and, more importantly, regulatory outlook for the U.K. weighed on share price performance for U.K.-based online gambling and sports-betting company Entain. Despite this uncertainty, Entain's underlying business continued to perform well, helped by the growth in its U.S. subsidiary, BetMGM. We remain invested in Entain because of the potential we see around its broad geographic diversification and efforts to capture a larger share of the U.S. sports betting market.

BAE Systems was a top positive contributor to relative performance. The U.K.-based military contractor delivered solid growth, with orders, revenues, and earnings exceeding analyst targets. These results reflected strength across its business lines, including its vehicle and aircraft programs. BAE Systems has benefited from a global rise in defense spending, and it has been awarded substantial military contracts that have resulted in a large orders backlog.

Ferguson, another contributor, is the leading distributor of plumbing and HVAC products to both the residential and commercial markets. The company had reported solid revenue growth and margins despite economic headwinds in the construction market. It has also continued to gain share and grow at a faster pace than its end-markets, while it has delivered strong free cash flow as inventory levels normalized. We continue to like Ferguson for its

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strong competitive position and large and growing market share.

DERIVATIVES

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Janus Henderson VIT Overseas Portfolio.

OUTLOOK

Economic growth in most international markets has held up reasonably well despite elevated interest rates. Purchasing managers' surveys in Europe also indicated that manufacturing activity may have bottomed late in 2023 as supply chain conditions improved. At the same time, we continue to see pockets of weakness around the world, notably in China. Geopolitical developments could also have reverberations for economic growth, inflation, and investor sentiment. We would caution that even if central banks end their rate hikes, interest rates may remain higher than we’ve seen in recent decades. This could present challenges for companies with high debt levels or ongoing funding needs.

Despite these risks, we believe such an environment will provide a favorable backdrop for fundamentals-driven stock selection. We continue to seek out companies with healthy balance sheets, proven management teams, and sustainable earnings growth. In particular, we remain on the lookout for companies with superior forward free-cash-flow visibility that we believe are undervalued by the market. This reflects our long-held view that free cash flow and disciplined capital allocation will ultimately drive investment returns. We also favor companies that invest to expand their business capabilities and pursue innovation, which has led to compelling investment opportunities in sectors such as information technology. From a geographic standpoint, we have added exposure to Japan where we have welcomed an increased focus on corporate governance and capital efficiency. At the same time, we remain cautious toward other markets, such as China, where we see elevated macroeconomic risk. We believe this disciplined, fundamentals-driven approach will help the portfolio pursue long-term capital appreciation.

Thank you for your continued investment in Janus VIT Overseas Portfolio

Monetary tightening refers to central bank activity aimed at curbing inflation and slowing down growth in the economy by raising interest rates and reducing the supply of money.

Monetary Policy refers to the policies of a central bank, aimed at influencing the level of inflation and growth in an economy. It includes controlling interest rates and the supply of money.

A yield curve plots the yields (interest rate) of bonds with equal credit quality but differing maturity dates. Typically bonds with longer maturities have higher yields.

Volatility measures risk using the dispersion of returns for a given investment.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

2	DECEMBER 31, 2023

Janus Henderson VIT Overseas Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
BAE Systems PLC	3.49%	0.96%	JD.Com Inc - Class A	2.27%	-2.07%
Ferguson PLC	2.71%	0.93%	Entain PLC	2.86%	-1.16%
SK Hynix Inc	1.46%	0.66%	AIA Group Ltd	2.93%	-1.08%
Erste Group Bank AG	3.16%	0.51%	Dai-ichi Life Holdings Inc	3.66%	-0.78%
BNP Paribas SA	4.28%	0.51%	Diageo PLC	2.32%	-0.63%

	5 Top Contributors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Industrials	1.03%	11.59%	12.90%
	Communication Services	0.59%	6.52%	5.66%
	Energy	0.42%	6.42%	5.71%
	Real Estate	0.24%	0.00%	2.09%
	Materials	0.23%	5.09%	8.04%

	5 Top Detractors - Sectors*
		Relative	Portfolio	MSCI All Country World ex-USA Index
		Contribution	Average Weight	Average Weight
	Consumer Discretionary	-3.65%	13.32%	11.86%
	Financials	-1.63%	21.21%	20.81%
	Consumer Staples	-0.52%	8.60%	8.59%
	Health Care	-0.43%	12.43%	9.58%
	Other**	-0.26%	1.73%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Portfolio At A Glance

December 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	5.2%
BAE Systems PLC
Aerospace & Defense	5.0%
BNP Paribas SA
Banks	4.5%
Deutsche Telekom AG
Diversified Telecommunication Services	4.5%
Teck Resources Ltd
Metals & Mining	4.5%
23.7%

Asset Allocation - (% of Net Assets)
Common Stocks	96.6%
Investment Companies	1.7%
Preferred Stocks	1.4%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Other	0.2%
100.0%

Emerging markets comprised 12.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2023	As of December 31, 2022

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Janus Henderson VIT Overseas Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	10.87%	11.20%	3.63%	8.30%	0.89%
Service Shares	10.58%	10.92%	3.38%	8.13%	1.14%
MSCI All Country World ex-USA Index	15.62%	7.08%	3.83%	N/A**
Morningstar Quartile - Institutional Shares	4th	1st	3rd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	711/752	20/673	357/524	7/113

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

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Performance

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – May 2, 1994

**Since inception return is not shown for the index because the index’s inception date differs significantly from the Portfolio’s inception date.

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

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Janus Henderson VIT Overseas Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Net Annualized Expense Ratio (7/1/23 - 12/31/23)
Institutional Shares	$1,000.00	$1,027.10	$4.55	$1,000.00	$1,020.72	$4.53	0.89%
Service Shares	$1,000.00	$1,025.70	$5.82	$1,000.00	$1,019.46	$5.80	1.14%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

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Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 96.6%
Aerospace & Defense – 5.0%
BAE Systems PLC	2,317,916	$32,803,764
Automobiles – 1.4%
Toyota Motor Corp	512,400	9,415,323
Banks – 13.7%
BNP Paribas SA	432,198	29,859,235
Erste Group Bank AG	476,164	19,304,940
HDFC Bank Ltd	977,605	20,081,690
Natwest Group PLC	3,425,450	9,577,710
UniCredit SpA	422,745	11,462,682
		90,286,257
Beverages – 4.7%
Davide Campari-Milano NV	173,816	1,959,833
Diageo PLC	229,505	8,353,294
Heineken NV	205,019	20,806,048
		31,119,175
Biotechnology – 2.2%
Argenx SE (ADR)*	16,784	6,385,137
Ascendis Pharma A/S (ADR)*	44,525	5,607,924
Zai Lab Ltd (ADR)*,#	90,056	2,461,230
		14,454,291
Chemicals – 0.6%
Shin-Etsu Chemical Co Ltd	91,800	3,852,891
Commercial Services & Supplies – 3.1%
Rentokil Initial PLC	772,976	4,342,252
Secom Co Ltd	225,300	16,228,696
		20,570,948
Diversified Telecommunication Services – 4.5%
Deutsche Telekom AG	1,229,294	29,512,500
Electronic Equipment, Instruments & Components – 5.3%
Hexagon AB - Class B	1,393,273	16,713,749
Keyence Corp	41,100	18,109,888
		34,823,637
Entertainment – 2.4%
Liberty Media Corp-Liberty Formula One - Series C*	254,311	16,054,653
Health Care Equipment & Supplies – 2.5%
Hoya Corp	130,700	16,339,818
Hotels, Restaurants & Leisure – 2.6%
Entain PLC	1,362,610	17,264,450
Insurance – 6.8%
AIA Group Ltd	2,063,400	17,982,937
Beazley PLC	153,105	1,018,515
Dai-ichi Life Holdings Inc	1,210,400	25,688,160
		44,689,612
Metals & Mining – 4.5%
Teck Resources Ltd	694,176	29,346,213
Multiline Retail – 0.9%
JD.Com Inc - Class A	424,128	6,110,807
Oil, Gas & Consumable Fuels – 7.0%
Canadian Natural Resources Ltd	377,833	24,755,618
Gaztransport Et Technigaz SA	38,494	5,094,519
TotalEnergies SE	239,222	16,265,702
		46,115,839
Personal Products – 3.0%
Unilever PLC	402,615	19,497,591
Pharmaceuticals – 7.3%
AstraZeneca PLC	72,769	9,830,140
Daiichi Sankyo Co Ltd	113,600	3,120,011
Novartis AG	66,100	6,672,106
Novo Nordisk A/S - Class B	109,960	11,369,781

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2023

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Pharmaceuticals– (continued)
Sanofi	169,653	$16,808,748
		47,800,786
Road & Rail – 0.9%
Full Truck Alliance Co (ADR)*	871,021	6,105,857
Semiconductor & Semiconductor Equipment – 10.8%
ASML Holding NV	34,066	25,633,353
SK Hynix Inc	99,578	10,942,212
Taiwan Semiconductor Manufacturing Co Ltd	1,790,000	34,592,472
		71,168,037
Textiles, Apparel & Luxury Goods – 4.3%
LVMH Moet Hennessy Louis Vuitton SE	7,791	6,308,753
Samsonite International SA (144A)*	6,779,700	22,358,197
		28,666,950
Trading Companies & Distributors – 3.1%
Ferguson PLC	108,000	20,762,349
Total Common Stocks (cost $475,239,744)		636,761,748
Preferred Stocks– 1.4%
Automobiles – 1.4%
Dr Ing hc F Porsche AG (144A)((cost $9,557,192)	101,179	8,923,354
Investment Companies– 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº,£((cost $11,523,711)	11,521,561	11,523,865
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº,£	560,000	560,000
Time Deposits – 0%
Royal Bank of Canada, 5.3100%, 1/2/24	$140,000	140,000
Total Investments Purchased with Cash Collateral from Securities Lending (cost $700,000)		700,000
Total Investments (total cost $497,020,647) – 99.8%		657,908,967
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		1,324,282
Net Assets – 100%		$659,233,249

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2023

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$102,687,716	15.6%
Japan	92,754,787	14.1
France	74,336,957	11.3
Canada	54,101,831	8.2
United States	49,040,867	7.5
Netherlands	46,439,401	7.1
Hong Kong	40,341,134	6.1
Germany	38,435,854	5.8
Taiwan	34,592,472	5.3
India	20,081,690	3.1
Austria	19,304,940	2.9
Denmark	16,977,705	2.6
Sweden	16,713,749	2.5
China	14,677,894	2.2
Italy	13,422,515	2.0
South Korea	10,942,212	1.7
Switzerland	6,672,106	1.0
Belgium	6,385,137	1.0

Total	$657,908,967	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2023

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/23
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	$507,033	$119	$(426)	$11,523,865
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	22,917∆	-	-	560,000
Total Affiliated Investments - 1.8%	$529,950	$119	$(426)	$12,083,865

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 12/31/23
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	11,744,318	113,580,701	(113,800,847)	11,523,865
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	-	58,015,364	(57,455,364)	560,000

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Portfolio	Return Received by the Portfolio	Payment Frequency	Termination Date	Notional Amount	Swap Contracts, at Value and Unrealized Appreciation/ (Depreciation)

UBS AG, London Branch:

Euro short-term rate + 0.55%	Ryanair Holdings PLC	At Maturity	1/15/25	5,940,361	EUR	$151,189

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Overseas Portfolio

Schedule of Investments

December 31, 2023

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2023.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2023

Equity Contracts
Asset Derivatives:
Swaps - OTC, at value	$151,189

The following table provides information about the effect of derivatives and hedging activities on the Portfolio’s Statement of Operations for the year ended December 31, 2023.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the year ended December 31, 2023

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$151,189

Please see the "Net Realized Gain/(Loss) on Investments" section of the Portfolio’s Statement of Operations.

Average Ending Monthly Value of Derivative Instruments During the Year Ended December 31, 2023

Total return swaps:
Average notional amount	$456,951

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$683,250	$—	$(683,250)	$—
UBS AG, London Branch	151,189	—	—	151,189

Total	$834,439	$—	$—	$834,439
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2023

Janus Henderson VIT Overseas Portfolio

Notes to Schedule of Investments and Other Information

MSCI All Country World ex-USA IndexSM	MSCI All Country World ex-USA IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the year ended December 31, 2023 is $31,281,551, which represents 4.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2023.

#	Loaned security; a portion of the security is on loan at December 31, 2023.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$636,761,748	$-	$-
Preferred Stocks	8,923,354	-	-
Investment Companies	-	11,523,865	-
Investments Purchased with Cash Collateral from Securities Lending	-	700,000	-
Total Investments in Securities	$645,685,102	$12,223,865	$-
Other Financial Instruments(a):
OTC Swaps	-	151,189	-
Total Assets	$645,685,102	$12,375,054	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Janus Aspen Series	13

Janus Henderson VIT Overseas Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets:
Unaffiliated investments, at value (cost $484,936,936)(1)	$645,825,102
Affiliated investments, at value (cost $12,083,711)	12,083,865
OTC swap contracts, at value (net premium received $0)	151,189
Trustees' deferred compensation	18,087
Receivables:
Investments sold	2,316,323
Foreign tax reclaims	822,179
Dividends	479,747
Portfolio shares sold	209,123
Dividends from affiliates	51,266
Other assets	11,030
Total Assets	661,967,911
Liabilities:
Foreign cash due to custodian	76,965
Collateral for securities loaned (Note 3)	700,000
Payables:	—
Investments purchased	927,531
Advisory fees	446,776
Foreign tax liability	176,825
Portfolio shares repurchased	150,380
12b-1 Distribution and shareholder servicing fees	109,356
Professional fees	40,668
Transfer agent fees and expenses	29,414
Custodian fees	18,126
Trustees' deferred compensation fees	18,087
Affiliated portfolio administration fees payable	1,414
Trustees' fees and expenses	782
Accrued expenses and other payables	38,338
Total Liabilities	2,734,662
Net Assets	$659,233,249
Net Assets Consist of:
Capital (par value and paid-in surplus)	$709,870,447
Total distributable earnings (loss) (includes $176,825 of foreign capital gains tax)	(50,637,198)
Total Net Assets	$659,233,249
Net Assets - Institutional Shares	$150,155,960
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,569,792
Net Asset Value Per Share	$42.06
Net Assets - Service Shares	$509,077,289
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	12,702,091
Net Asset Value Per Share	$40.08

(1) Includes $683,250 of securities on loan. See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

14	DECEMBER 31, 2023

Janus Henderson VIT Overseas Portfolio

Statement of Operations

For the year ended December 31, 2023

Investment Income:
Dividends	$17,070,034
Dividends from affiliates	507,033
Affiliated securities lending income, net	22,917
Unaffiliated securities lending income, net	5,529
Other income	4,374
Foreign tax withheld	(1,827,251)
Total Investment Income	15,782,636
Expenses:
Advisory fees	5,208,024
12b-1 Distribution and shareholder servicing fees:
Service Shares	1,269,182
Transfer agent administrative fees and expenses:
Institutional Shares	74,641
Service Shares	253,717
Other transfer agent fees and expenses:
Institutional Shares	3,207
Service Shares	7,367
Custodian fees	77,168
Professional fees	69,057
Shareholder reports expense	43,781
Affiliated portfolio administration fees	21,161
Registration fees	19,223
Trustees’ fees and expenses	15,222
Other expenses	86,211
Total Expenses	7,147,961
Net Investment Income/(Loss)	8,634,675
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	10,742,133
Investments in affiliates	119
Total Net Realized Gain/(Loss) on Investments	10,742,252
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation (net of increase in deferred foreign taxes of $176,825)	46,877,538
Investments in affiliates	(426)
Swap contracts	151,189
Total Change in Unrealized Net Appreciation/Depreciation	47,028,301
Net Increase/(Decrease) in Net Assets Resulting from Operations	$66,405,228

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Overseas Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$8,634,675	$11,180,347
Net realized gain/(loss) on investments	10,742,252	15,279,335
Change in unrealized net appreciation/depreciation	47,028,301	(91,249,340)
Net Increase/(Decrease) in Net Assets Resulting from Operations	66,405,228	(64,789,658)
Dividends and Distributions to Shareholders:
Institutional Shares	(2,272,090)	(2,571,849)
Service Shares	(7,207,268)	(8,483,696)
Net Decrease from Dividends and Distributions to Shareholders	(9,479,358)	(11,055,545)
Capital Share Transactions:
Institutional Shares	(7,375,992)	(8,401,371)
Service Shares	(37,101,053)	(9,629,286)
Net Increase/(Decrease) from Capital Share Transactions	(44,477,045)	(18,030,657)
Net Increase/(Decrease) in Net Assets	12,448,825	(93,875,860)
Net Assets:
Beginning of period	646,784,424	740,660,284
End of period	$659,233,249	$646,784,424

See Notes to Financial Statements.

16	DECEMBER 31, 2023

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$38.52	$42.92	$38.21	$33.29	$26.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.61	0.74	0.58	0.36	0.60
Net realized and unrealized gain/(loss)	3.55	(4.46)	4.62	4.99	6.56
Total from Investment Operations	4.16	(3.72)	5.20	5.35	7.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.62)	(0.68)	(0.49)	(0.43)	(0.58)
Total Dividends and Distributions	(0.62)	(0.68)	(0.49)	(0.43)	(0.58)
Net Asset Value, End of Period	$42.06	$38.52	$42.92	$38.21	$33.29
Total Return*	10.85%	(8.63)%	13.61%	16.30%	27.02%
Net Assets, End of Period (in thousands)	$150,156	$144,544	$170,166	$159,005	$165,881
Average Net Assets for the Period (in thousands)	$149,669	$147,074	$168,216	$138,082	$154,209
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	0.89%	0.87%	0.83%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.89%	0.87%	0.83%	0.75%
Ratio of Net Investment Income/(Loss)	1.50%	1.91%	1.38%	1.15%	2.00%
Portfolio Turnover Rate	30%	36%	21%	21%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Aspen Series	17

Janus Henderson VIT Overseas Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$36.76	$41.02	$36.57	$31.90	$25.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.49	0.61	0.46	0.27	0.50
Net realized and unrealized gain/(loss)	3.39	(4.25)	4.41	4.77	6.30
Total from Investment Operations	3.88	(3.64)	4.87	5.04	6.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.56)	(0.62)	(0.42)	(0.37)	(0.53)
Total Dividends and Distributions	(0.56)	(0.62)	(0.42)	(0.37)	(0.53)
Net Asset Value, End of Period	$40.08	$36.76	$41.02	$36.57	$31.90
Total Return*	10.58%	(8.84)%	13.32%	15.99%	26.76%
Net Assets, End of Period (in thousands)	$509,077	$502,240	$570,494	$540,349	$535,223
Average Net Assets for the Period (in thousands)	$508,817	$501,246	$567,812	$468,995	$508,303
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.14%	1.12%	1.08%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.14%	1.12%	1.08%	0.99%
Ratio of Net Investment Income/(Loss)	1.25%	1.67%	1.14%	0.92%	1.76%
Portfolio Turnover Rate	30%	36%	21%	21%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2023

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Overseas Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

Janus Aspen Series	19

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

20	DECEMBER 31, 2023

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Portfolio may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Portfolio during the year ended December 31, 2023 is discussed in further detail below. A summary of derivative activity by the Portfolio is reflected in the tables at the end of the Schedule of Investments.

The Portfolio may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than

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the derivative’s cost. The Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Portfolio’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Portfolio may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Portfolio’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Portfolio creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Portfolio may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Portfolio may require the counterparty to post collateral if the Portfolio has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Portfolio may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Portfolio’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short

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sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on the Adviser’s ability to establish and maintain appropriate systems and trading.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If the other party to a swap defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio’s total return.

Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Portfolio to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Portfolio will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Portfolio may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Portfolio may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the U.S. Commodity Futures Trading Commission (“CFTC”). A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Portfolio to losses, increase its costs, or prevent the Portfolio from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, inflation swaps and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Portfolio’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Portfolio’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the year is included in the Statement of Operations (if applicable).

The Portfolio’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the year, the Portfolio entered into total return swaps on equity securities to increase exposure to equity risk. These total return swaps require the Portfolio to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Portfolio will

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receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

3. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, conflicts, including related sanctions, social unrest, financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Emerging Market Investing

Within the parameters of its specific investment policies, the Portfolio may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include but are not limited to countries included in the MSCI Emerging Markets IndexSM. Emerging market countries in which the Portfolio may invest include frontier market countries, the economies of which are less developed than other emerging market countries. To the extent that the Portfolio invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. Similarly, issuers in such markets may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. There is a risk in developing countries that a current or future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Portfolio’s investments. In addition, the Portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Portfolio’s investments. To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Portfolio’s performance. Developing countries may also experience a higher level of exposure and vulnerability to the adverse effects of climate change. This can be attributed to both the geographic location of emerging market countries and/or a country’s lack of access to technology or resources to adjust and adapt

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to its effects. An increased occurrence and severity of natural disasters and extreme weather events such as droughts and decreased crop yields, heat waves, flooding and rising sea levels, and increased spread of disease, could cause harmful effects to the performance of affected economies. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Portfolio invests in Chinese local market securities.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain

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other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $683,250. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2023 is $700,000, resulting in the net amount due to the counterparty of $16,750.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Portfolio may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The Offsetting Assets and Liabilities table located in the Schedule of Investments present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2023” table located in the Portfolio’s Schedule of Investments.

The Portfolio may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Portfolio may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Portfolio has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pay the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

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The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the MSCI All Country World ex-USA IndexSM.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index, up to the Portfolio’s full performance rate of ±7.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.79%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $31,482 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the

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Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,000 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

The Portfolio is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by the Adviser in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Portfolio and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Portfolio from or to another fund or account that is or could be considered an affiliate of the Portfolio under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended December 31, 2023, the Portfolio engaged in cross trades amounting to $12,486,474 in sales, resulting in a net realized gain of $900,842. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Portfolio’s Statement of Operations.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes (reduced by foreign tax liability).

28	DECEMBER 31, 2023

Janus Henderson VIT Overseas Portfolio

Notes to Financial Statements

Other book to tax differences primarily consist of deferred compensation and foreign currency contract adjustments. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 1,137,662	$ -	$(211,617,897)	$ -	$ 143,722	$159,699,315

Accumulated capital losses noted below represent net capital loss carryovers, as of December 31, 2023, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended December 31, 2023
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(59,442,537)	$(152,175,360)	$ (211,617,897)

During the year ended December 31, 2023, capital loss carryovers of $10,233,638 were utilized by the Portfolio.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 498,032,827	$170,623,175	$(10,747,035)	$ 159,876,140

Information on the tax components of derivatives as of December 31, 2023 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 151,189	$ -	$ 151,189

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

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Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 9,479,358	$ -	$ -	$ -

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 11,055,545	$ -	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

6. Capital Share Transactions

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	371,089	$ 15,211,838	320,989	$12,280,717
Reinvested dividends and distributions	55,019	2,272,090	67,848	2,571,849
Shares repurchased	(608,915)	(24,859,920)	(601,297)	(23,253,937)
Net Increase/(Decrease)	(182,807)	$ (7,375,992)	(212,460)	$ (8,401,371)
Service Shares:
Shares sold	901,432	$ 35,146,102	1,365,030	$49,728,351
Reinvested dividends and distributions	183,058	7,207,268	234,363	8,483,696
Shares repurchased	(2,045,899)	(79,454,423)	(1,842,484)	(67,841,333)
Net Increase/(Decrease)	(961,409)	$(37,101,053)	(243,091)	$ (9,629,286)

7. Purchases and Sales of Investment Securities

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$194,334,511	$ 241,096,160	$ -	$ -

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

30	DECEMBER 31, 2023

Janus Henderson VIT Overseas Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Overseas Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Overseas Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2024

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3, 2023 and December 14-15, 2023, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2024 through February 1, 2025, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index.

In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2023, approximately 44% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2023, approximately 50% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2023 performance has been reasonable, noting that: (i) for the 12 months ended September 30, 2023, approximately 43% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; (ii) for the 36 months ended September 30, 2023, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; and (iii) for the 5- and 10-year periods ended September 30, 2023, approximately 63% and 66% of the Janus Henderson Funds were in the top two quartiles of performance, respectively, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2023 and the second Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting

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Additional Information (unaudited)

that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Janus Henderson VIT Overseas Portfolio

Additional Information (unaudited)

The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant referenced its past analyses from 2022, which found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) 9 of 11 Janus Henderson Funds had lower management fees than similar funds subadvised by the Adviser. As part of their review of the 2022 independent consultant findings, the Trustees noted that for the two Janus Henderson Funds that did not have lower management fees than similar funds subadvised by the Adviser, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2022 and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees noted that the Adviser reported no changes to its allocation methodology for the 2023 15(c) process; however, at the Trustees’ request, the independent fee consultant reviewed changes to the allocation methodology that were reflected in the 2021 data for the 2022 15(c) process, but were not separately analyzed by the independent fee consultant as part of its 2022 review. The independent fee consultant found the new allocation methodology and the rationale for the changes to be reasonable. Further, the independent fee consultant’s analysis of fund operating margins showed de minimis impact on operating margins as a result of the changes to the allocation methodology. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2022, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2023 report: (1) past analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 28% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 31% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have low flat-rate fees (the “Low Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets.

With respect to the Low Flat-Rate Fee Funds, the independent fee consultant concluded in its 2023 report that (1) 70% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on

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Additional Information (unaudited)

the Low Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.

The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Janus Henderson VIT Overseas Portfolio

Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2023:

Foreign Taxes Paid	$1,797,615
Foreign Source Income	$12,672,582
Dividends Received Deduction Percentage	1%

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Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees' Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Board Member, Revitate Capital (alternate asset manager) (since 2023), Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Trustee, TIP (2008-2023), Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Janus Henderson VIT Overseas Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Formerly, Director of MGIC Investment Corporation (private mortgage insurance) (2013-2023), Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Julian McManus 151 Detroit Street Denver, CO 80206 DOB: 1970	Executive Vice President and Lead Portfolio Manager Janus Henderson Overseas Portfolio	1/18-Present	Portfolio Manager for other Janus Henderson accounts and Analyst for the Adviser.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present	Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Portfolios distributed by Janus Henderson Distributors US LLC
109-02-81120 02-24

ANNUAL REPORT December 31, 2023

Janus Henderson VIT Research Portfolio

Janus Aspen Series

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your portfolio • Portfolio performance, characteristics and holdings

Janus Henderson VIT Research Portfolio

Janus Henderson VIT Research Portfolio (unaudited)

Team-Based Approach Led by Matthew Peron, Director of Research

PERFORMANCE OVERVIEW

For the 12-month period ending December 31, 2023, the Janus Henderson VIT Research Portfolio’s Institutional Shares and Service Shares returned 43.17% and 42.81%, respectively. The Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned 42.68%, and its secondary benchmark, the S&P 500® Index, returned 26.29%. Another benchmark we use to measure performance, the Core Growth Index, returned 34.29%. The Core Growth Index is an internally calculated benchmark combining returns from the Russell 1000 Growth Index (50%) and S&P 500 Index (50%).

INVESTMENT ENVIRONMENT

The U.S. equity market delivered positive returns for the 12-month period ended December 31, 2023. However, stocks encountered periods of volatility as investors awaited clarity on the direction of Federal Reserve (Fed) policy, interest rates, and inflation. Economic growth appeared relatively resilient, as a strong job market supported consumer spending. Yet there were signs of slowing in other areas of the economy, especially manufacturing and housing. The Fed continued to raise its policy rates through July before leaving rates unchanged starting in September. However, policymakers warned that interest rates may need to remain high for an extended period to contain inflation, especially as oil prices surged in the third quarter. These worries led to a broad-based stock market decline in the third quarter. Stocks rallied strongly in the fourth quarter, however, as investor expectations shifted from fears of additional interest rate hikes to hopes that moderating inflation might persuade the Fed to reduce rates in 2024. Declining bond yields and falling crude oil prices were also tailwinds for investor sentiment and stock performance late in the year.

PERFORMANCE DISCUSSION

We were pleased that the Portfolio outperformed both benchmarks for the reporting period. At the same time, our primary focus remains on the long view. We continue to look for opportunities to capitalize on long-term trends that may play out over the next three to five years, creating above-average earnings growth potential for disciplined and innovative companies. To take advantage of these long-term opportunities, we remain focused on what we view to be our strengths: picking stocks and avoiding macroeconomic risks. We continue to rely on the stock-picking expertise of our seven global sector teams that employ a bottom-up, fundamental approach to identify what we consider the best long-term global growth opportunities.

Among individual holdings, information technology holding Nvidia was a standout performer. The graphics chipmaker has benefited from its diverse portfolio of new products targeting the gaming and data center markets. It has experienced accelerating demand for its data center graphics processing units (GPU), which are in high demand to support generative artificial intelligence (AI) applications. As a result, Nvidia reported robust revenue growth, assisted by surging demand for its products from data centers, cloud service providers, consumer internet companies, and AI startups. Nvidia’s management indicated they expect data center demand to accelerate into 2024, as technology companies rush to deploy AI-related capabilities.

Semiconductor producer Advanced Micro Devices (AMD) was another contributor to relative performance. The stock outperformed as investors became more optimistic about a potential resurgence in chip demand in 2024. AMD reported better-than-expected revenue growth for the third quarter of 2023, reflecting strong demand for its products from data centers, and it indicated a solid revenue outlook for 2024. Investors are particularly excited about AMD's new opportunities tied to AI. In December, the company held an "Advancing AI" event aimed at highlighting the launch of its new MI300x GPU accelerator, which demonstrated broad customer momentum and favorable performance metrics versus its peers.

Janus Aspen Series	1

Janus Henderson VIT Research Portfolio (unaudited)

The Portfolio’s underweight position in Tesla hindered relative performance as the stock was a strong positive performer in the first half of the year. The stock rose in the second quarter as Tesla reported relatively robust production metrics. It also announced a charging network agreement with Ford. The stock faced headwinds in the second half of the year, as Tesla’s core automotive business slowed. However, we continue to see longer-term growth potential for the electric vehicle market and for Tesla’s initiatives around AI and autonomous driving. At the same time, we see near-term uncertainty for the business, and we are comfortable with an underweight position relative to the benchmark.

Global package delivery and logistics company United Parcel Service (UPS) was another relative detractor, as uncertainty over the company's labor negotiations weighed on the stock. While UPS avoided a strike, the potential for higher labor costs was a headwind for its business and ultimately led the company to reduce its full-year revenue and margin guidance. UPS also faced concerns over slower volumes, especially within its international business. On a positive note, we were encouraged by the company's focus on cost reduction and productivity initiatives, including investments in automation that the management team hopes will support margin improvement.

OUTLOOK

We have seen signs that higher interest rates are starting to impact the economy, and we believe we could see further reductions in corporate earnings. While we anticipate slower growth in 2024, we have been reassured by the resilience of the U.S. economy and the general health of consumer and corporate balance sheets. China’s more pro-growth policies and relaxation of COVID-19 restrictions could also have positive implications for the global economy.

As the market searches for a bottom, we believe investors will seek out companies with high-quality earnings growth, well-capitalized balance sheets, reasonable valuations, and sustainable, organic growth prospects. In our view, such companies will prove resilient not only in the near term but as we leave behind the era of ultra-low interest rates. Going forward, we believe we could see higher structural inflation and tighter monetary policy. We also believe this environment will reward judicious allocators of capital but penalize companies with high degrees of leverage. Just as this environment will help to distinguish high-quality companies, we believe it will also work to our advantage as active investment managers. We continue to pay close attention to the price we pay for growth, as we look for opportunities to take advantage of trends such as e-commerce, cloud computing, and healthcare innovation.

Thank you for your investment in Janus Henderson VIT Research Portfolio.

Actively managed Portfolios may fail to produce the intended results. No investment strategy can ensure a profit or eliminate the risk of loss.

Quantitative Tightening (QT) is a government monetary policy occasionally used to decrease the money supply by either selling government securities or letting them mature and removing them from its cash balances.

Important Notice – Tailored Shareholder Reports

Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments that require mutual funds and exchange-traded funds to provide shareholders with streamlined annual and semi-annual shareholder reports that highlight key information. Other information, including financial statements, that currently appears in shareholder reports will be made available online, delivered free of charge to shareholders upon request, and filed with the SEC. The first tailored shareholder report for the Portfolio will be for the reporting period ending June 30, 2024. Currently, management is evaluating the impact of the rule and form amendments on the content of the Portfolio’s current shareholder reports.

2	DECEMBER 31, 2023

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Top Contributors - Holdings			5 Top Detractors - Holdings
	Average Weight	Relative Contribution		Average Weight	Relative Contribution
NVIDIA Corp	5.59%	1.80%	Tesla Inc	0.53%	-0.82%
Advanced Micro Devices Inc	1.51%	0.62%	United Parcel Service Inc	1.67%	-0.77%
Booking Holdings Inc	1.96%	0.48%	Broadcom Inc	0.21%	-0.64%
Lam Research Corp	1.53%	0.45%	Deere & Co	1.50%	-0.60%
Workday Inc - Class A	1.40%	0.27%	Procter & Gamble Co	1.66%	-0.59%

	5 Top Contributors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Technology	2.54%	41.35%	41.65%
	Consumer	1.02%	17.58%	17.37%
	Financials	0.39%	7.79%	7.87%
	Communications	0.09%	11.24%	11.05%
	Energy	0.03%	0.99%	1.01%

	3 Top Detractors - Sectors*
		Relative	Portfolio	Russell 1000 Growth Index
		Contribution	Average Weight	Average Weight
	Industrials	-1.54%	9.49%	9.59%
	Healthcare	-1.21%	11.45%	11.45%
	Other**	-0.06%	0.11%	0.00%

Relative contribution reflects how the portolio's holdings impacted return relative to the benchmark. Cash and securities not held in the portfolio are not shown. For equity portfolios, relative contribution compares the performance of a security in the portfolio to the benchmark's total return, factoring in the difference in weight of that security in the benchmark. Returns are calculated using daily returns and previous day ending weights rolled up by ticker, excluding fixed income securities, gross of advisory fees, may exclude certain derivatives and will differ from actual performance.
Performance attribution reflects returns gross of advisory fees and may differ from actual returns as they are based on end of day holdings. Attribution is calculated by geometrically linking daily returns for the portfolio and index.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Aspen Series	3

Janus Henderson VIT Research Portfolio (unaudited)

Portfolio At A Glance

December 31, 2023

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	12.5%
Apple Inc
Technology Hardware, Storage & Peripherals	7.1%
NVIDIA Corp
Semiconductor & Semiconductor Equipment	6.4%
Amazon.com Inc
Multiline Retail	5.8%
Alphabet Inc - Class C
Interactive Media & Services	5.8%
37.6%

Asset Allocation - (% of Net Assets)
Common Stocks	100.0%
Investments Purchased with Cash Collateral from Securities Lending	0.1%
Investment Companies	0.1%
Other	(0.2)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2023	As of December 31, 2022

4	DECEMBER 31, 2023

Janus Henderson VIT Research Portfolio (unaudited)

Performance

See important disclosures on the next page.

Average Annual Total Return - for the periods ended December 31, 2023					Prospectus Expense Ratios
	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses‡
Institutional Shares	43.17%	16.83%	12.49%	9.42%	0.56%
Service Shares	42.81%	16.54%	12.21%	9.13%	0.81%
Russell 1000 Growth Index	42.68%	19.50%	14.86%	10.63%
S&P 500 Index	26.29%	15.69%	12.03%	10.11%
Core Growth Index	34.29%	17.63%	13.47%	10.41%
Morningstar Quartile - Institutional Shares	2nd	2nd	2nd	3rd
Morningstar Ranking - based on total returns for Large Growth Funds	320/1,212	353/1,096	449/1,012	228/359

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 or visit janushenderson.com/VITperformance.

This Portfolio has a performance-based management fee that may adjust up or down based on the Portfolio’s performance.

Performance may be affected by risks that include those associated with foreign and emerging markets, fixed income securities, high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), Environmental, Social and Governance (ESG) factors, non-diversification, portfolio turnover, derivatives, short sales, initial public offerings (IPOs) and potential conflicts of interest. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

High absolute short-term performance is not typical and may not be achieved in the future. Such results should not be the sole basis for evaluating material facts in making an investment decision.

Returns do not reflect the deduction of fees, charges or expenses of any insurance product or qualified plan. If applied, returns would have been lower.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Performance for Service Shares prior to December 31, 1999 reflects the performance of Institutional Shares, adjusted to reflect the expenses of Service Shares.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2023 Morningstar, Inc. All Rights Reserved.

Janus Aspen Series	5

Janus Henderson VIT Research Portfolio (unaudited)

Performance

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged.

See “Useful Information About Your Portfolio Report.”

*The Portfolio’s inception date – September 13, 1993

‡ As stated in the prospectus. See Financial Highlights for actual expense ratios during the reporting period.

6	DECEMBER 31, 2023

Janus Henderson VIT Research Portfolio (unaudited)

Expense Examples

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees (applicable to Service Shares only); transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as any charges at the separate account level or contract level. These fees are fully described in the Portfolio’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period (7/1/23 - 12/31/23)†	Net Annualized Expense Ratio (7/1/23 - 12/31/23)
Institutional Shares	$1,000.00	$1,111.20	$3.03	$1,000.00	$1,022.33	$2.91	0.57%
Service Shares	$1,000.00	$1,109.80	$4.36	$1,000.00	$1,021.07	$4.18	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Portfolio’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Aspen Series	7

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 100.0%
Aerospace & Defense – 1.6%
General Dynamics Corp	16,933	$4,396,992
Howmet Aerospace Inc	98,816	5,347,922
		9,744,914
Air Freight & Logistics – 0.5%
United Parcel Service Inc	20,314	3,193,970
Automobiles – 0.9%
Rivian Automotive Inc - Class A*	130,383	3,058,785
Tesla Inc*	10,169	2,526,793
		5,585,578
Beverages – 2.0%
Constellation Brands Inc - Class A	23,080	5,579,590
Monster Beverage Corp	106,677	6,145,662
		11,725,252
Biotechnology – 2.6%
AbbVie Inc	9,989	1,547,995
Amgen Inc	8,038	2,315,105
Argenx SE (ADR)*	3,929	1,494,709
Madrigal Pharmaceuticals Inc*	6,880	1,591,894
Sarepta Therapeutics Inc*	18,371	1,771,516
United Therapeutics Corp*	7,966	1,751,644
Vertex Pharmaceuticals Inc*	12,367	5,032,009
		15,504,872
Capital Markets – 1.6%
Ares Management Corp - Class A	13,901	1,653,107
Blackstone Group Inc	28,965	3,792,098
Charles Schwab Corp	24,727	1,701,218
LPL Financial Holdings Inc	9,478	2,157,382
		9,303,805
Chemicals – 1.0%
Sherwin-Williams Co	18,497	5,769,214
Diversified Financial Services – 4.9%
Apollo Global Management Inc	28,626	2,667,657
Global Payments Inc	9,294	1,180,338
Mastercard Inc	28,683	12,233,586
Visa Inc	49,635	12,922,472
		29,004,053
Electronic Equipment, Instruments & Components – 0.3%
Keysight Technologies Inc*	10,213	1,624,786
Energy Equipment & Services – 0.2%
Atlas Energy Solutions Inc#	52,183	898,591
Entertainment – 2.5%
Liberty Media Corp-Liberty Formula One - Series C*	100,654	6,354,287
Netflix Inc*	17,128	8,339,281
		14,693,568
Health Care Equipment & Supplies – 1.9%
Abbott Laboratories	22,563	2,483,509
Boston Scientific Corp*	31,686	1,831,768
Edwards Lifesciences Corp*	38,378	2,926,323
Intuitive Surgical Inc*	6,301	2,125,705
Stryker Corp	5,965	1,786,279
		11,153,584
Health Care Providers & Services – 2.3%
HCA Healthcare Inc	6,592	1,784,323
UnitedHealth Group Inc	21,986	11,574,969
		13,359,292
Hotels, Restaurants & Leisure – 3.7%
Booking Holdings Inc*	2,739	9,715,836
Chipotle Mexican Grill Inc*	3,350	7,661,316

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2023

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Hotels, Restaurants & Leisure– (continued)
Las Vegas Sands Corp	91,169	$4,486,427
		21,863,579
Household Products – 1.7%
Procter & Gamble Co	68,998	10,110,967
Information Technology Services – 0.1%
Snowflake Inc - Class A*	3,502	696,898
Insurance – 1.1%
Arthur J Gallagher & Co	7,791	1,752,040
Progressive Corp/The	28,033	4,465,096
		6,217,136
Interactive Media & Services – 10.8%
Alphabet Inc - Class C*	242,633	34,194,269
Meta Platforms Inc - Class A*	84,879	30,043,771
		64,238,040
Life Sciences Tools & Services – 0.7%
Danaher Corp	5,428	1,255,714
Thermo Fisher Scientific Inc	5,187	2,753,208
		4,008,922
Machinery – 2.3%
Deere & Co	22,820	9,125,033
Ingersoll Rand Inc	57,693	4,461,977
		13,587,010
Multiline Retail – 5.8%
Amazon.com Inc*	227,916	34,629,557
Oil, Gas & Consumable Fuels – 0.3%
EOG Resources Inc	12,888	1,558,804
Pharmaceuticals – 3.3%
AstraZeneca PLC (ADR)	30,135	2,029,592
Eli Lilly & Co	15,736	9,172,829
Merck & Co Inc	34,061	3,713,330
Novo Nordisk A/S (ADR)	23,487	2,429,730
Zoetis Inc	10,795	2,130,609
		19,476,090
Real Estate Management & Development – 0.6%
CoStar Group Inc*	42,806	3,740,816
Road & Rail – 2.0%
JB Hunt Transport Services Inc	16,191	3,233,990
TFI International Inc	30,668	4,170,235
Uber Technologies Inc*	70,871	4,363,527
		11,767,752
Semiconductor & Semiconductor Equipment – 13.5%
Advanced Micro Devices Inc*	62,893	9,271,057
ASML Holding NV	8,046	6,090,178
Broadcom Inc	4,703	5,249,724
KLA Corp	9,631	5,598,500
Lam Research Corp	11,352	8,891,568
Lattice Semiconductor Corp*	10,677	736,606
Marvell Technology Inc	21,244	1,281,226
NVIDIA Corp	77,096	38,179,481
ON Semiconductor Corp*	32,145	2,685,072
Texas Instruments Inc	13,089	2,231,151
		80,214,563
Software – 20.6%
Adobe Inc*	19,381	11,562,705
Atlassian Corp - Class A*	3,170	754,016
Cadence Design Systems Inc*	26,520	7,223,252
Dynatrace Inc*	21,224	1,160,741
Microsoft Corp	197,016	74,085,897

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	9

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– (continued)
Software– (continued)
Palo Alto Networks Inc*	23,506	$6,931,449
ServiceNow Inc*	5,960	4,210,680
Synopsys Inc*	13,578	6,991,448
Tyler Technologies Inc*	3,726	1,557,915
Workday Inc - Class A*	27,635	7,628,918
		122,107,021
Specialty Retail – 2.5%
O'Reilly Automotive Inc*	6,910	6,565,053
TJX Cos Inc	90,539	8,493,464
		15,058,517
Technology Hardware, Storage & Peripherals – 7.1%
Apple Inc	219,130	42,189,099
Trading Companies & Distributors – 0.8%
Ferguson PLC	24,316	4,694,690
Wireless Telecommunication Services – 0.8%
T-Mobile US Inc	29,780	4,774,627
Total Common Stocks (cost $293,458,201)		592,495,567
Investment Companies– 0.1%
Money Markets – 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº,£((cost $371,226)	371,152	371,226
Investments Purchased with Cash Collateral from Securities Lending– 0.1%
Investment Companies – 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº,£	495,940	495,940
Time Deposits – 0%
Royal Bank of Canada, 5.3100%, 1/2/24	$123,985	123,985
Total Investments Purchased with Cash Collateral from Securities Lending (cost $619,925)		619,925
Total Investments (total cost $294,449,352) – 100.2%		593,486,718
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(1,046,006)
Net Assets – 100%		$592,440,712

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$577,272,274	97.3%
Netherlands	6,090,178	1.0
Canada	4,170,235	0.7
Denmark	2,429,730	0.4
United Kingdom	2,029,592	0.3
Belgium	1,494,709	0.3

Total	$593,486,718	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2023

Janus Henderson VIT Research Portfolio

Schedule of Investments

December 31, 2023

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/23
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	$18,101	$(42)	$-	$371,226
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	2,634∆	-	-	495,940
Total Affiliated Investments - 0.2%	$20,735	$(42)	$-	$867,166

	Value at 12/31/22	Purchases	Sales Proceeds	Value at 12/31/23
Investment Companies - 0.1%
Money Markets - 0.1%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	-	28,533,389	(28,162,121)	371,226
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Investment Companies - 0.1%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	-	22,221,202	(21,725,262)	495,940

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

JPMorgan Chase Bank, National Association	$606,540	$—	$(606,540)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Aspen Series	11

Janus Henderson VIT Research Portfolio

Notes to Schedule of Investments and Other Information

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.
Core Growth Index	Core Growth Index is an internally calculated, hypothetical combination of total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2023.

#	Loaned security; a portion of the security is on loan at December 31, 2023.

£

The Portfolio may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of December 31, 2023. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$592,495,567	$-	$-
Investment Companies	-	371,226	-
Investments Purchased with Cash Collateral from Securities Lending	-	619,925	-
Total Assets	$592,495,567	$991,151	$-

12	DECEMBER 31, 2023

Janus Henderson VIT Research Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets:
Unaffiliated investments, at value (cost $293,582,186)(1)	$592,619,552
Affiliated investments, at value (cost $867,166)	867,166
Trustees' deferred compensation	16,259
Receivables:
Dividends	120,385
Foreign tax reclaims	18,279
Portfolio shares sold	7,246
Dividends from affiliates	6,555
Other assets	5,820
Total Assets	593,661,262
Liabilities:
Collateral for securities loaned (Note 2)	619,925
Payables:	—
Advisory fees	255,391
Portfolio shares repurchased	189,374
Professional fees	48,945
12b-1 Distribution and shareholder servicing fees	33,691
Transfer agent fees and expenses	26,736
Trustees' deferred compensation fees	16,259
Affiliated portfolio administration fees payable	1,278
Custodian fees	1,058
Trustees' fees and expenses	470
Accrued expenses and other payables	27,423
Total Liabilities	1,220,550
Net Assets	$592,440,712
Net Assets Consist of:
Capital (par value and paid-in surplus)	$275,122,111
Total distributable earnings (loss)	317,318,601
Total Net Assets	$592,440,712
Net Assets - Institutional Shares	$436,336,490
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,664,573
Net Asset Value Per Share	$45.15
Net Assets - Service Shares	$156,104,222
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	3,625,402
Net Asset Value Per Share	$43.06

(1) Includes $606,540 of securities on loan. See Note 2 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series	13

Janus Henderson VIT Research Portfolio

Statement of Operations

For the year ended December 31, 2023

Investment Income:
Dividends	$3,845,381
Dividends from affiliates	18,101
Affiliated securities lending income, net	2,634
Unaffiliated securities lending income, net	850
Other income	1,560
Foreign tax withheld	(31,844)
Total Investment Income	3,836,682
Expenses:
Advisory fees	2,499,230
12b-1 Distribution and shareholder servicing fees:
Service Shares	343,668
Transfer agent administrative fees and expenses:
Institutional Shares	194,539
Service Shares	68,746
Other transfer agent fees and expenses:
Institutional Shares	7,372
Service Shares	1,753
Professional fees	68,687
Shareholder reports expense	20,843
Registration fees	18,209
Affiliated portfolio administration fees	16,747
Custodian fees	15,899
Trustees’ fees and expenses	12,120
Other expenses	60,470
Total Expenses	3,328,283
Net Investment Income/(Loss)	508,399
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	27,042,260
Investments in affiliates	(42)
Total Net Realized Gain/(Loss) on Investments	27,042,218
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and Trustees’ deferred compensation	158,899,374
Total Change in Unrealized Net Appreciation/Depreciation	158,899,374
Net Increase/(Decrease) in Net Assets Resulting from Operations	$186,449,991

See Notes to Financial Statements.

14	DECEMBER 31, 2023

Janus Henderson VIT Research Portfolio

Statements of Changes in Net Assets

	Year ended December 31, 2023	Year ended December 31, 2022

Operations:
Net investment income/(loss)	$508,399	$912,204
Net realized gain/(loss) on investments	27,042,218	(7,477,293)
Change in unrealized net appreciation/depreciation	158,899,374	(199,308,093)
Net Increase/(Decrease) in Net Assets Resulting from Operations	186,449,991	(205,873,182)
Dividends and Distributions to Shareholders:
Institutional Shares	(561,306)	(70,400,164)
Service Shares	(84,691)	(25,045,507)
Net Decrease from Dividends and Distributions to Shareholders	(645,997)	(95,445,671)
Capital Share Transactions:
Institutional Shares	(36,035,890)	37,409,779
Service Shares	(9,640,952)	11,902,394
Net Increase/(Decrease) from Capital Share Transactions	(45,676,842)	49,312,173
Net Increase/(Decrease) in Net Assets	140,127,152	(252,006,680)
Net Assets:
Beginning of period	452,313,560	704,320,240
End of period	$592,440,712	$452,313,560

See Notes to Financial Statements.

Janus Aspen Series	15

Janus Henderson VIT Research Portfolio

Financial Highlights

Institutional Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$31.58	$56.31	$49.35	$40.79	$33.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.09	(0.01)	0.14	0.21
Net realized and unrealized gain/(loss)	13.57	(16.93)	9.73	12.20	11.26
Total from Investment Operations	13.63	(16.84)	9.72	12.34	11.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.06)	(0.05)	(0.18)	(0.18)
Distributions (from capital gains)	—	(7.83)	(2.71)	(3.60)	(4.20)
Total Dividends and Distributions	(0.06)	(7.89)	(2.76)	(3.78)	(4.38)
Net Asset Value, End of Period	$45.15	$31.58	$56.31	$49.35	$40.79
Total Return*	43.17%	(29.89)%	20.33%	32.95%	35.52%
Net Assets, End of Period (in thousands)	$436,336	$334,877	$519,679	$474,525	$398,888
Average Net Assets for the Period (in thousands)	$389,723	$389,504	$496,858	$414,413	$374,004
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.56%	0.60%	0.60%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.56%	0.60%	0.60%	0.59%
Ratio of Net Investment Income/(Loss)	0.16%	0.24%	(0.01)%	0.33%	0.55%
Portfolio Turnover Rate	27%	30%	33%	33%	38%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	DECEMBER 31, 2023

Janus Henderson VIT Research Portfolio

Financial Highlights

Service Shares
For a share outstanding during the year ended December 31	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$30.17	$54.34	$47.78	$39.64	$32.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	—(2)	(0.13)	0.03	0.11
Net realized and unrealized gain/(loss)	12.94	(16.34)	9.41	11.80	10.98
Total from Investment Operations	12.91	(16.34)	9.28	11.83	11.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	(0.01)	(0.09)	(0.12)
Distributions (from capital gains)	—	(7.83)	(2.71)	(3.60)	(4.20)
Total Dividends and Distributions	(0.02)	(7.83)	(2.72)	(3.69)	(4.32)
Net Asset Value, End of Period	$43.06	$30.17	$54.34	$47.78	$39.64
Total Return*	42.81%	(30.06)%	20.05%	32.58%	35.22%
Net Assets, End of Period (in thousands)	$156,104	$117,437	$184,641	$172,198	$150,614
Average Net Assets for the Period (in thousands)	$137,706	$136,703	$178,748	$151,973	$141,550
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.81%	0.85%	0.85%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.81%	0.85%	0.85%	0.84%
Ratio of Net Investment Income/(Loss)	(0.09)%	(0.01)%	(0.26)%	0.08%	0.30%
Portfolio Turnover Rate	27%	30%	33%	33%	38%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Janus Aspen Series serves as an underlying investment vehicle.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Henderson VIT Research Portfolio (the “Portfolio”) is a series of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 10 portfolios, each of which offers multiple share classes, with differing investment objectives and policies. The Portfolio seeks long-term growth of capital. The Portfolio is classified as diversified, as defined in the 1940 Act. Janus Henderson Investors US LLC is the investment adviser (the “Adviser”) to the Portfolio.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Each class represents an interest in the same portfolio of investments. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Shareholders, including participating insurance companies, as well as accounts, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (and which may differ from control as determined in accordance with United States of America generally accepted accounting principles ("US GAAP")).

The following accounting policies have been followed by the Portfolio and are in conformity with US GAAP.

Investment Valuation

Portfolio holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Portfolio, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Portfolio, if any, will be calculated using the NAV of such funds.

18	DECEMBER 31, 2023

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Portfolio has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Portfolio since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2023 to fair value the Portfolio’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income is recorded daily on the accrual basis and includes amortization of premiums and accretion of discounts. The Portfolio classifies gains and losses on prepayments received as an adjustment to interest income. Debt securities may be placed in non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when collection of all or a portion of interest has become doubtful. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Portfolio bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Portfolio may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Portfolio’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any).

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Market Risk

The value of the Portfolio’s portfolio may decrease if the value of one or more issuers in the Portfolio’s portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Portfolio’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio’s portfolio decreases, the Portfolio’s NAV will also decrease, which means if you sell your shares in the Portfolio you may lose money. Market risk may affect a single issuer, industry, economic sector, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, war, conflicts, including related sanctions, social unrest,

20	DECEMBER 31, 2023

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

financial institution failures, and economic recessions could reduce consumer demand or economic output, result in market closures, travel restrictions and/or quarantines, and generally have a significant impact on the global economies and financial markets.

• COVID-19 Pandemic. The effects of COVID-19 have contributed to increased volatility in global financial markets and have affected and may continue to affect certain countries, regions, issuers, industries and market sectors more dramatically than others. These conditions and events could have a significant impact on the Portfolio and its investments, the Portfolio’s ability to meet redemption requests, and the processes and operations of the Portfolio’s service providers, including the Adviser.

• Armed Conflict. Recent such examples include conflict, loss of life, and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East. The extent and duration of each conflict, resulting sanctions and resulting future market disruptions in each region are impossible to predict, but could be significant and have a severe adverse effect, including significant negative impacts on the U.S. and broader global economic environment and the markets for certain securities and commodities.

Counterparties

Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolio (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Portfolio. The Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Portfolio’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Portfolio may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Portfolio intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Securities Lending

Under procedures adopted by the Trustees, the Portfolio may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodial functions in accordance with the Non-Custodial Securities Lending Agreement. For financial reporting purposes, the Portfolio does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. The Portfolio may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, the Adviser makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio. In certain circumstances individual loan transactions could yield negative returns.

Upon receipt of cash collateral, the Adviser may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. The Adviser currently intends to primarily invest the cash collateral in a cash management vehicle for which the Adviser serves as investment adviser, Janus Henderson Cash Collateral Fund LLC, or in time deposits. An investment in Janus

Janus Aspen Series	21

Janus Henderson VIT Research Portfolio

Notes to Financial Statements

Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Portfolio to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Portfolio and Janus Henderson Cash Collateral Fund LLC, the Adviser has an inherent conflict of interest as a result of its fiduciary duties to both the Portfolio and Janus Henderson Cash Collateral Fund LLC. Additionally, the Adviser receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Portfolio may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation. Additional required collateral, or excess collateral returned, is delivered on the next business day. Therefore, the value of the collateral held may be temporarily less than 102% or 105% value of the securities on loan. The cash collateral invested by the Adviser is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2023, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $606,540. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2023 is $619,925, resulting in the net amount due to the counterparty of $13,385.

Offsetting Assets and Liabilities

The Portfolio presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The Offsetting Assets and Liabilities table located in the Schedule of Investments presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Portfolio's Schedule of Investments.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays the Adviser an investment advisory fee rate that may adjust up or down based on the Portfolio’s performance relative to its benchmark index.

The investment advisory fee rate paid to the Adviser by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (the “Base Fee Rate”), plus or minus (2) a performance-fee adjustment (the “Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets based on the Portfolio’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. The investment advisory fee rate is calculated daily and paid monthly.

The investment performance of the Portfolio’s Service Shares for the performance measurement period is used to calculate the Performance Adjustment. The Portfolio’s Base Fee Rate prior to any performance adjustment (expressed as an annual rate) is 0.64%, and the Portfolio’s benchmark index used in the calculation is the Russell 1000® Growth Index. Effective May 1, 2020, the Core Growth Index was eliminated from the Performance Adjustment calculation for the Portfolio.

No Performance Adjustment is applied unless the difference between the Portfolio’s investment performance and the cumulative investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Portfolio outperforms or underperforms its benchmark index,

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements

up to the Portfolio’s full performance rate of ±5.00%. Because the Performance Adjustment is tied to a Portfolio’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Portfolio’s Shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Portfolio’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio’s benchmark index.

The Portfolio’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the year ended December 31, 2023, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.47%.

The Adviser serves as administrator to the Portfolio pursuant to an administration agreement between the Adviser and the Trust. Under the administration agreement, the Adviser is authorized to perform, or cause others to perform certain administration, compliance, and accounting services to the Portfolio, including providing office space for the Portfolio, and is reimbursed by the Portfolio for certain of its costs in providing these services (to the extent the Adviser seeks reimbursement and such costs are not otherwise waived). In addition, employees of the Adviser and/or its affiliates may serve as officers of the Trust. The Portfolio pays for some or all of the salaries, fees, and expenses of the Adviser employees and Portfolio officers, with respect to certain specified administration functions they perform on behalf of the Portfolio. The Portfolio pays these costs based on out-of-pocket expenses incurred by the Adviser, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services the Adviser (or any subadvisor, as applicable) provides to the Portfolio. These amounts are disclosed as “Affiliated portfolio administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Portfolio’s Chief Compliance Officer and certain compliance staff, all of whom are employees of the Adviser and/or its affiliates, are shared with the Portfolio. Total compensation of $31,482 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended December 31, 2023. The Portfolio's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Henderson Services US LLC (the “Transfer Agent”), a wholly-owned subsidiary of the Adviser, is the Portfolio’s transfer agent. The Transfer Agent receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of the Portfolio for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including, but not limited to, recordkeeping, subaccounting, answering inquiries regarding accounts, order processing, transaction confirmations, the mailing of prospectuses and shareholder reports, and other shareholder services provided on behalf of contract holders or plan participants investing in the Portfolio. The Transfer Agent expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to their customers who invest in the Portfolio.

The Transfer Agent is not compensated for internal services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Service Shares may pay the Trust’s distributor, Janus Henderson Distributors US LLC (the “Distributor”), a wholly-owned subsidiary of the Adviser, a fee for the sale and distribution and/or shareholder servicing of the Service Shares at an annual rate of up to 0.25% of the average daily net assets of the Service Shares. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor for remittance to insurance companies and qualified plan service providers as compensation for distribution and/or shareholder services performed by such entities. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the

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Notes to Financial Statements

performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is included as of December 31, 2023 on the Statement of Assets and Liabilities in the asset, “Trustees’ deferred compensation,” and liability, “Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Total distributable earnings (loss)” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended December 31, 2023 are included in “Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $416,000 were paid by the Trust to the Trustees under the Deferred Plan during the year ended December 31, 2023.

Pursuant to the provisions of the 1940 Act and related rules, the Portfolio may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Portfolio may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles that operate as money market funds. The Portfolio is eligible to participate in the cash sweep program (the “Investing Funds”). The Adviser has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC (the “Sweep Vehicle”) is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. The Sweep Vehicle operates pursuant to the provisions of the 1940 Act that govern the operation of money market funds and prices its shares at NAV reflecting market-based values of its portfolio securities (i.e., a “floating” NAV) rounded to the fourth decimal place (e.g., $1.0000). The Sweep Vehicle is permitted to impose a liquidity fee (of up to 2%) on redemptions from the Sweep Vehicle or a redemption gate that temporarily suspends redemptions from the Sweep Vehicle for up to 10 business days during a 90 day period. There are no restrictions on the Portfolio's ability to withdraw investments from the Sweep Vehicle at will, and there are no unfunded capital commitments due from the Portfolio to the Sweep Vehicle. The Sweep Vehicle does not charge any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended December 31, 2023 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Portfolio must satisfy under the income tax regulations; (2) losses or deductions the Portfolio may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation. The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

				Other Book	Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Loss Deferrals	to Tax Differences	Appreciation/ (Depreciation)
$ 149,856	$ 19,672,136	$ -	$ -	$ (14,406)	$297,511,015

During the year ended December 31, 2023, capital loss carryovers of $7,617,272 were utilized by the Portfolio.

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Janus Henderson VIT Research Portfolio

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2023 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and straddle loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 295,975,703	$300,072,252	$ (2,561,237)	$ 297,511,015

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from US GAAP. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended December 31, 2023
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 645,997	$ -	$ -	$ -

For the year ended December 31, 2022
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$ 3,510,683	$ 91,934,988	$ -	$ -

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets.

5. Capital Share Transactions

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount

Institutional Shares:
Shares sold	256,818	$ 9,980,899	144,237	$ 5,476,747
Reinvested dividends and distributions	14,132	561,306	2,228,505	70,400,164
Shares repurchased	(1,209,129)	(46,578,095)	(999,614)	(38,467,132)
Net Increase/(Decrease)	(938,179)	$(36,035,890)	1,373,128	$37,409,779
Service Shares:
Shares sold	313,786	$ 12,051,380	225,334	$ 7,953,370
Reinvested dividends and distributions	2,233	84,691	830,421	25,045,507
Shares repurchased	(582,696)	(21,777,023)	(561,806)	(21,096,483)
Net Increase/(Decrease)	(266,677)	$ (9,640,952)	493,949	$11,902,394

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Notes to Financial Statements

6. Purchases and Sales of Investment Securities

For the year ended December 31, 2023, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$142,231,602	$ 187,435,170	$ -	$ -

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2023 and through the date of issuance of the Portfolio’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Aspen Series and Shareholders of Janus Henderson VIT Research Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Henderson VIT Research Portfolio (one of the portfolios constituting Janus Aspen Series, referred to hereafter as the "Portfolio") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
February 15, 2024

We have served as the auditor of one or more investment companies in Janus Henderson Funds since 1990.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Portfolio’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC as an exhibit to Form N-PORT within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to shareholders. The Portfolio’s Form N-PORT filings and annual and semiannual reports: (i) are available on the SEC’s website at http://www.sec.gov; and (ii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag under Full Holdings for the Portfolio at janushenderson.com/vit.

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Aspen Series and Janus Investment Fund, each of whom serves as an “independent” Trustee (collectively, the “Trustees”), oversee the management of each portfolio of Janus Aspen Series (each, a “VIT Portfolio,” and collectively, the “VIT Portfolios”), as well as each fund of Janus Investment Fund (each, a “Fund,” and collectively, the “Funds” and together with the VIT Portfolios, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Henderson Investors US LLC (the “Adviser”) in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At meetings held on November 3, 2023 and December 14-15, 2023, the Trustees evaluated the information provided by the Adviser and the independent fee consultant, as well as other information provided by the Adviser and the independent fee consultant during the year. Following such evaluation, the Trustees determined that the overall arrangements between each Janus Henderson Fund and the Adviser were fair and reasonable in light of the nature, extent, and quality of the services provided by the Adviser and its affiliates, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment, and unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund for the period from February 1, 2024 through February 1, 2025, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and, for the purpose of peer comparisons any administration fees (excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent, and quality of the services provided by the Adviser to the Janus Henderson Funds, taking into account the investment objective, strategies, and policies of each Janus Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of the Adviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson

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Additional Information (unaudited)

Funds by the Adviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered the Adviser’s role as administrator to the Janus Henderson Funds, noting that the Adviser generally does not receive a fee for its services as administrator, but is reimbursed for its out-of-pocket costs. The Trustees considered the role of the Adviser in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with Janus Henderson Fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that the Adviser provides a number of different services for the Janus Henderson Funds and their shareholders, ranging from investment management services to various other servicing functions, and that, in its view, the Adviser is a capable provider of those services. The independent fee consultant also provided its belief that the Adviser has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent, and quality of the services provided by the Adviser to each Janus Henderson Fund were appropriate and consistent with the terms of the respective advisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable fund peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index.

In this regard, as reported by Broadridge: (i) for the 12 months ended June 30, 2023, approximately 44% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups; and (ii) for the 36 months ended June 30, 2023, approximately 50% of the Janus Henderson Funds were in the top two quartiles of their Broadridge peer groups. In addition, the independent fee consultant found that the Janus Henderson Funds’ average 2023 performance has been reasonable, noting that: (i) for the 12 months ended September 30, 2023, approximately 43% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; (ii) for the 36 months ended September 30, 2023, approximately 45% of the Janus Henderson Funds were in the top two quartiles of performance as reported by Morningstar; and (iii) for the 5- and 10-year periods ended September 30, 2023, approximately 63% and 66% of the Janus Henderson Funds were in the top two quartiles of performance, respectively, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the VIT Portfolios:

• For Janus Henderson Balanced Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the third Broadridge quartile for the 36 months ended June 30, 2023 and the second Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting

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Additional Information (unaudited)

that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted that 36 month-end performance was not yet available.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the bottom Broadridge quartile for the 36 months ended June 30, 2023 and the third Broadridge quartile for the 12 months ended June 30, 2023. The Trustees noted the reasons for the VIT Portfolio’s underperformance, while also noting that the VIT Portfolio has a performance fee structure that results in lower management fees during periods of underperformance, the steps the Adviser had taken or was taking to improve performance.

• For Janus Henderson Overseas Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the first Broadridge quartile for the 36 months ended June 30, 2023 and the bottom Broadridge quartile for the 12 months ended June 30, 2023.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s performance was in the second Broadridge quartile for the 36 months ended June 30, 2023 and the first Broadridge quartile for the 12 months ended June 30, 2023.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, as applicable, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory agreement.

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant. The independent fee consultant provided its belief that the management fees charged by the Adviser to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by the Adviser. The independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other comparable mutual funds; (2) the total expenses, on average, were 8% under the average total expenses of the respective Broadridge peer group; and (3) the management fees for the Janus Henderson Funds, on average, were 6% under the average management fees for the respective Broadridge peer group. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group and to average total expenses for its Broadridge Expense Universe.

For Janus Henderson Funds with three or more years of performance history, the independent fee consultant also performed a systematic “focus list” analysis of expenses which assessed fund fees in the context of fund performance being delivered. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds was reasonable considering performance trends, performance histories, changes in portfolio management, relative average net asset levels, and the existence of performance fees, breakpoints, and/or expense waivers on such Janus Henderson Funds.

The Trustees considered the methodology used by the Adviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

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Additional Information (unaudited)

The Trustees also reviewed management fees charged by the Adviser to comparable institutional/separate account clients and to comparable non-affiliated funds subadvised by the Adviser (for which the Adviser provides only or primarily portfolio management services). Although in most instances subadvisory and institutional/separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, the Trustees considered that the Adviser noted that, under the terms of the management agreements with the Janus Henderson Funds, the Adviser performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, Trustee support, regulatory compliance, and numerous other services, and that, in serving the Janus Henderson Funds, the Adviser assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant referenced its past analyses from 2022, which found that: (1) the management fees the Adviser charges to the Janus Henderson Funds are reasonable in relation to the management fees the Adviser charges to funds subadvised by the Adviser and to the fees the Adviser charges to its institutional separate account clients; (2) these subadvised and institutional separate accounts have different service and infrastructure needs and operate in markets very different from the retail fund market; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged in these other markets; and (4) 9 of 11 Janus Henderson Funds had lower management fees than similar funds subadvised by the Adviser. As part of their review of the 2022 independent consultant findings, the Trustees noted that for the two Janus Henderson Funds that did not have lower management fees than similar funds subadvised by the Adviser, management fees for each were under the average of its 15(c) peer group.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2022 and noted the following with regard to each VIT Portfolio’s total expenses, net of applicable fee waivers (the VIT Portfolio’s “total expenses”) as reflected in the comparative information provided by Broadridge:

• For Janus Henderson Balanced Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Enterprise Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Flexible Bond Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group for one share class, overall the VIT Portfolio’s total expenses were reasonable. The Trustees also noted that the Adviser has contractually agreed to limit the VIT Portfolio’s expenses, although this limit did not apply because the Fund’s total expenses as shown were below the applicable fee limit.

• For Janus Henderson Forty Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Sustainable Equity Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Global Technology and Innovation Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Mid Cap Value Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

• For Janus Henderson Overseas Portfolio, the Trustees noted that, although the VIT Portfolio’s total expenses exceeded the peer group average for one share class, overall the VIT Portfolio’s total expenses were reasonable.

• For Janus Henderson Research Portfolio, the Trustees noted that the VIT Portfolio’s total expenses were below the peer group average for both share classes.

The Trustees reviewed information on the overall profitability to the Adviser and its affiliates from their relationships with the Janus Henderson Funds, and considered profitability data of other publicly traded mutual fund advisers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by

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Additional Information (unaudited)

numerous factors, including the organizational structure of the particular fund manager, differences in complex size, difference in product mix, difference in types of business (mutual fund, institutional and other), differences in the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to the Adviser from the investment management services it provided to each Janus Henderson Fund. In their review, the Trustees considered whether the Adviser receives adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by the Adviser to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant found as part of its 2022 review, which assessed 2021 fund-level profitability, that (1) the expense allocation methodology and rationales utilized by the Adviser were reasonable and (2) no clear correlation exists between expense allocations and operating margins. The Trustees noted that the Adviser reported no changes to its allocation methodology for the 2023 15(c) process; however, at the Trustees’ request, the independent fee consultant reviewed changes to the allocation methodology that were reflected in the 2021 data for the 2022 15(c) process, but were not separately analyzed by the independent fee consultant as part of its 2022 review. The independent fee consultant found the new allocation methodology and the rationale for the changes to be reasonable. Further, the independent fee consultant’s analysis of fund operating margins showed de minimis impact on operating margins as a result of the changes to the allocation methodology. As part of their overall review of fund profitability, the Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that the Adviser’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to the Adviser were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees the Adviser charges to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by the Adviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by the Adviser.

Economies of Scale

The Trustees considered information about the potential for the Adviser to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted that their independent fee consultant published a report to the Trustees in 2022, which provided its research and analysis into economies of scale. The Trustees also considered the following from the independent fee consultant’s 2023 report: (1) past analyses completed by it cannot confirm or deny the existence of economies of scale in the Janus Henderson complex, but the independent fee consultant provided its belief that Janus Henderson Fund investors are well-served by the fee levels, management fee breakpoints, and performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at the Adviser; (2) that 28% of Janus Henderson Funds had management fee breakpoints in place whereby investors pay lower management fees as fund AUM increases; (3) that 31% of Janus Henderson Funds have low flat-rate fees and performance fees where the Adviser is incentivized to invest in resources which drive Janus Henderson Fund performance; and (4) that 41% of Janus Henderson Funds have low flat-rate fees (the “Low Flat-Rate Fee Funds”) versus peers where investors pay low fixed fees when the Janus Henderson Fund is small/midsized and higher fees when the Janus Henderson Fund grows in assets.

With respect to the Low Flat-Rate Fee Funds, the independent fee consultant concluded in its 2023 report that (1) 70% of such funds have contractual management fees (gross of waivers) below their respective Broadridge peer group averages; (2) to the extent there were economies of scale at the Adviser, the Adviser’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds, which have not yet achieved those economies; and (3) by setting lower fixed fees from the start on

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Additional Information (unaudited)

the Low Flat-Rate Fee Funds, the Adviser appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any economies of scale that may exist.

The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the significant investments made by the Adviser and its affiliates related to services provided to the Funds and the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

Based on all of the information reviewed, including the recent and past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between the Adviser and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to the Adviser

The Trustees also considered other benefits that accrue to the Adviser and its affiliates from their relationships with the Janus Henderson Funds. They recognized that two affiliates of the Adviser separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market Janus Henderson Funds for services provided, and that such compensation contributes to the overall profitability of the Adviser and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered the Adviser’s past and proposed use of commissions paid by Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of the Adviser and/or the Adviser. The Trustees concluded that the Adviser’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit such Janus Henderson Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by the Adviser and its affiliates. They also concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from the Adviser’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of the Adviser. They further concluded that the success of any Janus Henderson Fund could attract other business to the Adviser or other Janus Henderson Funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the Janus Henderson Funds.

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Useful Information About Your Portfolio Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

If the Portfolio invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2023. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio with one or more widely used market indices. When comparing the performance of the Portfolio with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Portfolio with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Cumulative total returns are quoted for a Portfolio with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of the Adviser and reflects the Portfolio’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Portfolio’s Schedule of Investments relies upon the industry group and country classifications published by Bloomberg and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Portfolio’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Portfolio’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment operations. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Portfolio to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Portfolio’s net assets will not be affected.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

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Useful Information About Your Portfolio Report (unaudited)

The Portfolio’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Do not confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of the Portfolio’s yield because it does not take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of the Portfolio’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson VIT Research Portfolio

Designation Requirements (unaudited)

For federal income tax purposes, the Portfolio designated the following for the year ended December 31, 2023:

Dividends Received Deduction Percentage	84%

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Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). The Portfolio’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Portfolio’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75, unless extended by the Trustees. The Trustees review the Portfolio’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Portfolio’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by the Adviser: Janus Investment Fund. Collectively, these two registered investment companies consist of 48 series or funds referred to herein as the Fund Complex.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund. Certain officers of the Portfolio may also be officers and/or directors of the Adviser. Except as otherwise disclosed, Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Chairman Trustee	5/22-Present 1/13-Present	Principal, Curam Holdings LLC (since 2018). Formerly, Executive Vice President, Institutional Markets, of Black Creek Group (private equity real estate investment management firm) (2012-2018), Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	48

Advisory Board Member of AEW Core Property Trust (open-end property fund) (since 2020), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of MotiveQuest LLC (strategic social market research company) (2003-2016), Director of Nuveen Global Investors LLC (2007-2011), Director of Communities in Schools (2004-2010), and Director of Mutual Fund Education Alliance (until 2010).

Cheryl D. Alston 151 Detroit Street Denver, CO 80206 DOB: 1966	Trustee	8/22-Present	Executive Director and Chief Investment Officer, Employees' Retirement Fund of the City of Dallas (since 2004).	48

Director of Blue Cross Blue Shield of Kansas City (a not-for-profit health insurance provider) (since 2016) and Director of Global Life Insurance (life and supplemental health insurance provider) (since 2017). Formerly, Director of Federal Home Loan Bank of Dallas (2017-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000), and Chief Investment Officer (1987-1994) and Vice Chairman and Director (1990-1994) of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	48

Board Member, Revitate Capital (alternate asset manager) (since 2023), Member, Limited Partner Advisory Committee, Karmel Capital Fund III (later stage growth fund) (since 2022), Member of the Investment Committee for the Orange County Community Foundation (a grantmaking foundation) (since 2020), Advisory Board Member, RevOZ Fund LP and related funds (real estate investments for opportunity zones) (since 2020), and Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014). Formerly, Managing Trustee of National Retirement Partners Liquidating Trust (2013-2016), Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013), Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009), Director of RemedyTemp, Inc. (temporary help services company) (1996-2006), and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

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Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	6/16-Present	Founder, Daraja Capital (advisory and investment firm) (since 2016). Formerly, Senior Vice President and Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (2011-2021), and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	48

Member of the Investment Committee for Cooper Union (private college) (since 2021) and Director of Brightwood Capital Advisors, LLC (since 2014). Formerly, Board Member, Van Alen Institute (nonprofit architectural and design organization) (2019-2022).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Darrell B. Jackson 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	8/22-Present	President and Chief Executive Officer, The Efficace Group Inc. (since 2018). Formerly, President and Chief Executive Officer, Seaway Bank and Trust Company (community bank) (2014-2015), and Executive Vice President and Co-President, Wealth Management (2009-2014), and several senior positions, including Group Executive, Senior Vice President, and Vice President (1995-2009) of Northern Trust Company (financial services company) (1995-2014).	48

Advisory Board Member, Dome Construction (construction) (since 2023), Director of Amalgamated Financial Corp (bank) (since August 2021), Director of YR Media (a not-for-profit production company) (since 2021), and Director of Gray-Bowen-Scott (transportation project consulting firm) (since April 2020). Formerly, Director of Delaware Place Bank (closely held commercial bank) (2016-2018) and Director of Seaway Bank and Trust Company (2014-2015).

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Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Trustee	6/02-Present

Chief Executive Officer, muun chi LLC (organic food business) (since 2022) and Independent Consultant (since 2019). Formerly, Chief Operating Officer, muun chi LLC (2020-2022), Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (2016-2019), Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations) (2009-2016), Chief Executive Officer, Imprint Capital Advisors (impact investment firm) (2013-2015), and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).

48

Chairman of the Board of The Investment Fund for Foundations Investment Program (TIP) (consisting of 1 fund) (since 2008). Formerly, Trustee, TIP (2008-2023), Director of the F.B. Heron Foundation (a private grantmaking foundation) (2006-2022), and Director of Mutual Fund Directors Forum (a non-profit organization serving independent directors of U.S. mutual funds) (2016-2021).

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Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Gary A. Poliner 151 Detroit Street Denver, CO 80206 DOB: 1953	Trustee	6/16-Present	Retired. Formerly, President (2010-2013) of Northwestern Mutual Life Insurance Company.	48

Formerly, Director of MGIC Investment Corporation (private mortgage insurance) (2013-2023), Director, West Bend Mutual Insurance Company (property/casualty insurance) (2013-2021), Trustee of Northwestern Mutual Life Insurance Company (2010-2013) and Director of Frank Russell Company (global asset management firm) (2008-2013).

Diane L. Wallace 151 Detroit Street Denver, CO 80206 DOB: 1958	Trustee	6/17-Present	Retired. Formerly, Chief Operating Officer, Senior Vice President-Operations, and Chief Financial Officer for Driehaus Capital Management, LLC (1988-2006) and Treasurer for Driehaus Mutual Funds (1996-2002).	48

Formerly, Director of Family Service of Lake County (2019-2021), Independent Trustee, Henderson Global Funds (13 portfolios) (2015-2017), Independent Trustee, State Farm Associates' Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable Product Trust (28 portfolios) (2013-2017).

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Janus Henderson VIT Research Portfolio

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Matthew Peron 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager Janus Henderson Research Portfolio	4/20-Present

Director of Research of the Adviser, Global Head of Solutions, and Portfolio Manager for other Janus Henderson accounts. Formerly, Chief Investment Officer for City National Rochdale (2018-2020), Executive Vice President and Managing Director of Global Equity at Northern Trust (2005-2018).

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	President and Chief Executive Officer	9/22-Present

General Counsel and Corporate Secretary of Janus Henderson Investors (since 2018). Formerly, Interim President and Chief Executive Officer of the Trust and Janus Investment Fund (2022), Senior Vice President and Head of Legal, North America of Janus Henderson Investors (2017-2018) and Deputy General Counsel of Janus Henderson US (Holdings) Inc. (2015-2018).

Kristin Mariani 151 Detroit Street Denver, CO 80206 DOB: 1966	Vice President and Chief Compliance Officer	7/20-Present

Head of Compliance, North America at Janus Henderson Investors (since September 2020) and Chief Compliance Officer at Janus Henderson Investors US LLC (since September 2017). Formerly, Anti-Money Laundering Officer for the Trust and Janus Investment Fund (July 2020-December 2022), Global Head of Investment Management Compliance at Janus Henderson Investors (February 2019-August 2020), Vice President, Head of Global Distribution Compliance and Chief Compliance Officer at Janus Henderson Distributors US LLC (May 2017-September 2017), Vice President, Compliance at Janus Henderson US (Holdings) Inc., Janus Henderson Investors US LLC, and Janus Henderson Distributors US LLC (2009-2017).

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Head of U.S. Fund Administration, Janus Henderson Investors and Janus Henderson Services US LLC.
Abigail J. Murray 151 Detroit Street Denver, CO 80206 DOB: 1975	Vice President, Chief Legal Counsel, and Secretary	12/20-Present	Managing Counsel (since 2020). Formerly, Senior Counsel for Invesco Ltd. (2017-2020).
Ciaran Askin 151 Detroit Street Denver, CO 80206 DOB: 1978	Anti-Money Laundering Officer	12/22-Present	Global Head of Financial Crime, Janus Henderson Investors (since 2022). Formerly, Global Head of Financial Crime for Invesco Ltd. (2017-2022).
* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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Notes

NotesPage1

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Notes

NotesPage2

48	DECEMBER 31, 2023

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Notes

NotesPage3

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This report is submitted for the general information of shareholders of the Portfolio. It is not an offer or solicitation for the Portfolio and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson is a trademark of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc Portfolios distributed by Janus Henderson Distributors US LLC
109-02-93078 02-24

(b) Not applicable.

Item 2 - Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant's website: janushenderson.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janushenderson.com within five business days following the date of such amendment or waiver.

Item 3 - Audit Committee Financial Expert

The Registrant's Board of Trustees has determined that the following members of the Board's Audit Committee are "audit committee financial experts," as defined in Item 3 to Form N-CSR: Cheryl D. Alston, William D. Cvengros, Gary A. Poliner, and Diane L. Wallace who are each "independent" under the standards set forth in Item 3 to Form N-CSR.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Portfolios' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $444,600 fiscal 2023 and $456,577 in fiscal 2022.

(b) Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Portfolios' financial statements and are not reported under paragraph (a) of this Item were $0 in fiscal 2023 and $0 in fiscal 2022.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $74,170 in fiscal 2023 and $69,969 in fiscal 2022.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

(d) All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2023 and $0 in fiscal 2022.

(e) (1) The registrant's Audit Committee Charter requires the registrant's Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable as less than 50%

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $74,170 in fiscal 2023 and $69,969 in fiscal 2022.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable.

(b) Not applicable.

Item 13 - Exhibits

(a)(1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Aspen Series

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Michelle Rosenberg

Michelle Rosenberg, President and Chief Executive Officer of Janus Aspen Series

(Principal Executive Officer)

Date: February 29, 2024

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)

Date: February 29, 2024